Closing Binder

WEBSTER BANK - FBRED BDC LANDINGS FOR
WEBSTER BANK

August 29, 2024

BENEFIT STREET PARTNERS WEBSTER BANK - FBRED BDC LANDINGS
August 29, 2024

INDEX OF CLOSING DOCUMENTS
Credit and Security Agreement    1
Facility Note    2
UCC (Delaware SOS)(borrower)    3
UCC (Delaware SOS) (pledgor)    4
Guaranty    5
Assignment of Co-Lender Agmt    6
General Assignment and Assumption    7
Allonge to Note Blank    8
Promissory Note A-1    9
Pledge Agreement    10
Instructions to Register Pledge    11
Limited Liability Company Power    12
Certificate No. 001    13
Disbursement Authorization    14
Auto Deduct Form    15
Borrower’s Certification    16
Affidavit re final loan    17
Undertaking-Post Closing Deliverables_Avon    18
Closing Certificate    19
NMRS Opinion    20
Opinion Backup Certificate    21

CREDIT AND SECURITY AGREEMENT

by and between

FBRED BDC LANDINGS FINANCE, LLC, as the Borrower

and

WEBSTER BANK, NATIONAL ASSOCIATION, as the Lender

Dated as of September 3, 2024

Page
Section 1.    Definitions and Principles of Construction.    1
1.01Defined Terms.    1
1.02Principles of Construction.    19
Section 2.    The Loan.    19
1.01Advances    19
1.02Intentionally Deleted    20
1.03Intentionally Deleted    20
1.04Term.    20
1.05Extension Term    20
1.06Receipt of Payments; The Note    21
1.07Intentionally Deleted    21
1.08Accural and Computation of Interest    21
1.09Interest Payments, Principal Payments and Maturity Date    22
1.10Cash Flow; Application of Payments    22
1.11Increased Cost    24
1.12Maximum Interest; Controlling Agreement    24
1.13Late Charge    26
1.14Capital Adequacy…    26
Section 3.    Fees.    27
1.01Fees.    27
Section 4.    Prepayments; Payments.    27
1.01Prepayment    27
1.02Mandatory Prepayments    28
1.03Intentionally Deleted    28
1.04Method and Place of Payment    28
1.05Net Payments    28
1.06Full Recourse    29
Section 5.    Conditions Precedent and Grant of Security Interest    29
1.01Execution of Agreement and other Credit Documents    29
1.02No Default; Representations and Warranties    29
1.03Intentionally Deleted    30
1.04Opinions of Counsel    30
1.05Diligence; Evidence of Mortgage Loan    30
1.06Documents; Proceedings    30
1.07Financial Statements    30

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1.08Credit Reports    30

2

(continued)
Page
1.09Security Interest    31
1.10No Material Adverse Effect    32
1.11No Existing Indebtedness or Liens    32
1.12Delivery of the Collateral; Custodial Provisions    33
1.13Fees and Expenses    34
1.14No Litigation    34
1.15Appraisal    34
1.16Underlying Obligor Equity Contribution    34
1.17Terminations by Existing Lender    34
1.18Collection Account    35
1.19Reserves    35
1.20Conditions Precedent    35
Section 6.    Representations, Warranties and Agreements    35
1.01Status    35
1.02Power and Authority    35
1.03No Violation    35
1.04Governmental Approvals    36
1.05Financial Statements; Financial Condition; Undisclosed Liabilities; etc    36
1.06Litigation    36
1.07True and Complete Disclosure    36
1.08Use of Proceeds; Margin Regulations    37
1.09Tax Returns and Payments    37
1.10Compliance with ERISA    37
1.11Compliance with Statutes, etc.    38
1.12Investment Company Act; Public Holding Company Act    38
1.13No Burdensome Agreement    38
1.14Security Interests    38
1.15Registration    38
1.16Representations,Warranties and Agreements Relating to the Mortgage Loan    39
1.17Title to Property    40
1.18Fictitious Names, etc.    40
1.19Solvency    40
1.20No Investigations    40
1.21Principal Office    40
Section 7.    Affirmative Covenants    41
1.01Information Covenants    41
1.02Books, Records and Inspections    42
1.03Maintenance of Property; Insurance    43
1.04Franchises    43
1.05Compliance with Statutes, etc.    43

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1.06ERISA    43
1.07Performance of Obligations    44

4

(continued)
Page
1.08Payment of Taxes    44
1.09Banking Relationship.    44
1.10Collateral    45
1.11Mortgage Loan    45
1.12Custodian    46
1.13Servicing    47
1.14Appraisal    47
1.15Conduct of Business and Maintenance of Existence    48
1.16Mortgage Loan Default    48
Section 8.    Negative Covenants    48
1.01Liens    48
1.02Consolidation, Merger, Sale of Assets, etc    48
1.03Indebtedness    49
1.04Advances, Investments and Loans    49
1.05Transactions with Affiliates    49
1.06Restructuring of the Mortgage Loan    49
1.07Modifications of Charter Documents and Certain Other Agreements    51
1.08Business    51
1.09Accounting    51
8.10    Occupancy of Mortgaged Premises    51
Section 9.    Events of Default; Remedies.    51
1.01Events of Default    51
1.02Remedies    53
Section 10.    Miscellaneous.    55
1.01Payment of Expenses; Indemnity; Broker    55
1.02Notices    57
1.03Benefit of Agreement    58
1.04No Waiver; Remedies Cumulative    58
1.05Calculation; Computations    58
1.06Governing Law; Submission to Jurisdiction; Venue    59
1.07No Proceedings    59
1.08Assignment and Participation    59
1.09Obligation to Make Payments in Dollars    61
1.10Counterparts    61
1.11Headings Descriptive    61
1.12Modification    62
1.13Survival    62
1.14Appointment of Lender as Attorney-In-Fact    62

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1.15Waiver    62
1.16Waiver of Jury Trial    63

6

(continued)
Page
1.17Exhibits and Schedules    63
1.18Severability of Provisions    63
1.19Further Instruments    63
1.20Splitting of the Note, this Agreement and other Credit Documents; Transfer of Note; Replacement of Lost Note    64
1.21Confidentiality and Publicity    65
1.22Certain Waivers    65
1.23Definitions; Captions; Gender    65
Section 11.    Special Provisions Concerning Foreclosure and REO Property    66
1.01Acquisition of REO Property.    66
1.02Additional Security for REO Properties    67

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SCHEDULES AND EXHIBITS
SCHEDULES
SCHEDULE 1.01    Disqualified Institutions

SCHEDULE 6.05
SCHEDULE 6.06

Liabilities and Obligations Litigation
SCHEDULE 6.18    Organizational Information SCHEDULE 10.02    Notice Addresses
EXHIBITS
EXHIBIT A    Form of Pledge Agreement

CREDIT AND SECURITY AGREEMENT
THIS CREDIT AND SECURITY AGREEMENT, dated as of September 3, 2024 (the “Effective Date”), between FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company, having its principal place of business at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (the “Borrower”) and WEBSTER BANK, NATIONAL ASSOCIATION, having a place of business at One Jericho Plaza, 3rd Floor, Jericho, New York 11753 (together with its successors and/or assigns, the “Lender”).
W I T N E S S E T H:
WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to consider making the Loan to the Borrower as provided herein;
NOW, THEREFORE, IT IS AGREED:
Section 1.    Definitions and Principles of Construction.
1.01Defined Terms.
As used in this Agreement (as defined below), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Additional Sums” shall have the meaning provided in Section 2.12(b).
“Affiliate” shall mean, as to any Person, any other Person (other than an individual) directly or indirectly Controlling, Controlled by, or under direct or indirect common Control with, such Person; provided, that the right to designate a member of a board or manager of a Person will not, by itself, be deemed to constitute “Control”.
“Agent” shall mean BSPRT 2023-FL10 ISSUER, LLC, a Delaware limited liability company, and its successors and assigns.
“Agreement” shall mean this Credit and Security Agreement, as modified, supplemented, amended or restated from time to time.
“Alternate Rate” shall mean a replacement rate for Term SOFR determined by the Lender in its sole but reasonable judgment giving due consideration to then-prevailing market convention. If at any time such Alternate Rate is less than zero percent (0%), then the replacement rate shall be deemed zero percent (0%) for purposes of calculating the Interest Rate. The Alternate Rate hereunder shall be the same “alternate rate” used by Lender for all similarly situated borrowers in commercial real estate transactions.
“Applicable Usury Law” shall have the meaning provided in Section 2.12(c).
“Appraisal” shall mean a FIRREA-compliant appraisal of the fair value of the applicable Collateral performed by a state-licensed or state-certified appraiser.

“Assignment of Leases and Rents” shall mean, collectively, that certain Assignment of Leases and Rents dated as of June 28, 2024 made by Underlying Obligor in favor of Pledgor, and duly recorded in the Clerk’s Office on July 2, 2024 as Instrument Number 202411359, in connection with the Mortgage Loan, as amended by that certain First Amendment to Assignment of Leases and Rents dated as of July 8, 2024 made by Underlying Obligor and Pledgor, and duly recorded in the Clerk’s Office on July 12, 2024 as Instrument Number 202412236, as assigned by Pledgor, as assignor to BSPRT 2023-FL10 SELLER, LLC, as assignee, by Assignment of Assignment of Leases and Rents dated as of July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414674, which was further assigned by BSPRT 2023- FL10 SELLER, LLC, as assignor to BSPRT 2023-FL10 ISSUER, LLC, as assignee, by Assignment of Assignment of Leases and Rents dated as of July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414676, which was further assigned in blank by BSPRT 2023-FL10 ISSUER, LLC by Assignment of Assignment of Leases and Rents, as the same may be further amended, restated, replaced, replaced, supplemented or otherwise modified from time to time.
“Assignment of Management Agreement” shall have the meaning given to such term in the Mortgage Loan Agreement.
“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto.
“Borrower” shall have the meaning provided in the first paragraph of this Agreement. “Borrower Parties” and “Borrower Party” shall have the meaning provided in Section
10.21.
“BSPRT 2023-FL10 ISSUER, LLC” shall mean BSPRT 2023-FL10 ISSUER, LLC, a
Delaware limited liability company.
“BSPRT 2023-FL10 SELLER, LLC” shall mean BSPRT 2023-FL10 SELLER, LLC, a
Delaware limited liability company.
“BSPRT CRE Finance, LLC” shall mean BSPRT CRE FINANCE, LLC, a Delaware limited liability company.
“Business Day” shall mean any day except Saturday, Sunday and any day which shall be in New York, New York, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.
“Capital Adequacy Amount” shall have the meaning provided in Section 2.14. “Capital Adequacy Event” shall have the meaning provided in Section 2.14.

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“Capital Stock” shall mean, with respect to any Person, any capital stock (including preferred stock), shares, interests (including, without limitation, membership interests, general partnership interests, beneficial interests and limited partnership interests), units or other equity

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ownership interests (however designated) in such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.
“Cash Flow” shall have the meaning provided in Section 2.10.
“Change in Control” shall mean the occurrence of any one or more of the following event(s):
(i)Guarantor shall cease to directly or indirectly Control or own FBRED BDC Real Estate Debt OPCO, LLC; or
(ii)FBRED BDC Real Estate Debt OPCO, LLC shall cease to directly or indirectly Control or own Pledgor; or
(iii)Pledgor shall cease to Control or shall Transfer its membership interest, or any portion thereof, in Borrower; or
(iv)a Transfer of all or substantially all of the Borrower’s assets.
(v)Pledgor and/or Kristine E. Eppes, shall cease to be the Manager of Borrower.
“Clerk’s Office” shall mean the office of the Office of the Recorder of Hendricks County, State of Indiana.
“Co-Lender Agreement” shall mean that certain Co-Lender Agreement, dated as of June 28, 2024, by and between the Borrower and BSPRT CRE Finance, LLC, as the same may be further amended, restated, replaced, replaced, supplemented or otherwise modified from time to time.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall have the meaning provided in Section 5.09.
“Collateral Assignment of Co-Lender Agreement” shall mean a collateral assignment from the Borrower to the Lender of Borrower’s rights under the Co-Lender Agreement, as modified, supplemented, amended or restated from time to time.
“Collateral Assignment of Interest Rate Cap Agreement” shall mean that certain Collateral Assignment of Interest Rate Cap Agreement, dated as of June 28, 2024, made by the Underlying Obligor in favor of Pledgor, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“Collateral Assignment Indemnification Obligation” shall mean that certain indemnification obligation set forth in Section 5.12(e) hereof.

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“Collateral Document” shall mean any document, instrument, report, affidavit, certificate statement and/or agreement which evidences, governs, secures and/or pertains to the Mortgage Loan, including, but not limited to, the following:
1.A copy of the Mortgage Loan Agreement;
2.The original Promissory Note A-1, endorsed in blank by Borrower;
3.A copy of Promissory Note A-2;
4.A copy of Co-Lender Agreement;
5.A copy of the recorded Mortgage;
6.A copy of the recorded Assignment of Leases and Rents;
7.A copy of the Underlying Guaranty;
8.A copy of the Environmental Indemnity Agreement;
9.A copy of the Assignment of Management Agreement;
10.A copy of the Collateral Assignment of Interest Rate Cap Agreement;
11.A copy of that certain Deposit Account Control Agreement by and among Pledgor, the Underlying Obligor and PNC Bank, National Association, a national banking association dated as of June 28, 2024, as the same may be amended, restated, replaced, replaced, supplemented or otherwise modified from time to time;
12.A copy of that certain Springing Cash Management Agreement dated as of June 28, 2024, made by and among the Underlying Obligor, Pledgor and PNC Bank, National Association, a national banking association, as the same may be amended, restated, replaced, replaced, supplemented or otherwise modified from time to time;
13.A copy of the Borrower’s Certification made by the Underlying Obligor, in favor of Pledgor;
14.A copy of the Survey made by Banning Engineering last dated June 26, 2024, and as Project No. 19294W;
15.Organizational Chart of the Underlying Obligor and certain Affiliates of the Underlying Obligor;

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16.All financing statements perfecting the security interests granted by the Mortgage and/or the Pledge Agreement, which financing statements were filed in the Clerk’s Office, with the Indiana Secretary of State and/or the Delaware Secretary of State, as more fully described in the Omnibus Assignment of Loan Documents, and all amendments and continuations thereof;

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17.A copy of the final Loan Policy of Title Insurance issued by The Abstract & Title Guaranty Co., Inc., as agent for Fidelity National Title Insurance on [    , 2024] as its Policy No. [ -    ], together with all endorsements, as the same may be amended or supplemented from time to time, which final Loan Policy of Title Insurance shall be substantially in the form of pro forma loan policy provided to the Lender as of the date hereof;
18.Copies of all certificates, consents, resolutions and other Organizational Documents of Underlying Obligor in connection with the Mortgage Loan;
19.Copies of the opinions of legal counsel to the Underlying Obligor, including, without limitation, that certain opinion of legal counsel dated June 28, 2024, from Gabell Beaver LLC (Delaware State Law), that certain opinion of legal counsel dated June 28, 2024, from Riley Bennett Egloff LLP (Indiana State Law), that certain opinion of legal counsel dated June 28, 2024, from Gabell Beaver LLC (Non-Consolidation), that certain opinion of legal counsel dated June 28, 2024 from Gabell Beaver LLC (New York Enforceability) and that certain opinion of legal counsel dated June 28, 2024, from Gabell Beaver LLC (UCC), as more fully described in the Omnibus Assignment of Loan Documents, as the same may be amended or supplemented from time to time, allowing reliance on each such opinion by Pledgor’s successors and assigns;
20.A copy of the Omnibus Assignment of Loan Documents;
21.A copy of the Escrow Instruction Letter (a .pdf copy has been provided to Lender);
22.The Confirmation (Reference Number LTAAB4SJ33347ZBNQ7L.0.0.0.1-1), dated July 2, 2024 between Underlying Obligor and Goldman Sachs Bank USA (the “Interest Rate Cap Agreement”);
23.A copy of the Assignment of Development Agreement and Subordination of Development Fees dated June 28, 2024 made by Underlying Obligor in favor of Pledgor and consented and agreed to by MIZAK-AVON LLC, an Indiana limited liability company, as Developer, as the same may be amended, restated, replaced, replaced, supplemented or otherwise modified from time to time;
24.A copy of the Assignment of General Contractor Agreement and Subordination of General Contractor Fees dated June 28, 2024 made by Underlying Obligor in favor of Pledgor and consented and agreed to by WDG CONSTRUCTION & DEVELOPMENT SERVICES, INC., an Indiana corporation, as General Contractor, as the same may be amended, restated, replaced, replaced, supplemented or otherwise modified from time to time;

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25.A copy of the Intercreditor Agreement dated June 28, 2024 between Pledgor, as Senior Lender and SDP REIT, LLC, a Delaware limited liability company, as Mezzanine Lender, as the same may be amended, restated, replaced, replaced, supplemented or otherwise modified from time to time; and

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26.Copies of all other Mortgage Loan Documents including without limitation any and all interest rate swaps, caps, floors, collars and other interest hedge agreements.
“Collection Account” shall mean the account held by the Lender into which Borrower shall deposit Cash Flow received by it in connection with the Mortgage Loan.
“Control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ability to exercise voting power, by contract, or otherwise, and the terms “Controlling” and “Controlled” shall have correlative meanings.
“Credit Documents” shall mean this Agreement, the Note, the Guaranty, the Pledge Agreement and any other document, instrument or agreement executed by the Borrower, the Guarantor or other Person from time to time in connection with this Agreement or other Credit Document, as each may be amended, supplemented, modified or restated from time to time.
“Custodian” shall mean the Lender and its successors and assigns.
“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.
“Default Rate” shall have the meaning provided in Section 2.08(b).
“Delaware Secretary of State” shall mean the Secretary of State of the State of Delaware, Division of Corporations.
“Depository Account” shall have the meaning provided in Section 7.09(b).
“Disqualified Institution” shall mean, on any date, any Person specified on Schedule 1.01; provided that “Disqualified Institutions” shall exclude any Person that Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Lender from time to time.

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States.

“Dollars” and the sign “$” shall each mean freely transferable lawful money of the United

“Effective Date” shall have the meaning provided in the first paragraph of this Agreement. “Eligible Assignee” shall mean any (a) a commercial bank organized under the laws of the
United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (in its name or under management) total assets in excess of $250,000,000, (c) the Lender, any Affiliate of the Lender, and (d) any other Person approved by the Lender and the Borrower; provided that no (i) Disqualified Institutions or (ii) natural persons may be considered an Eligible Assignee. For the avoidance of doubt, any Disqualified Institution is subject to Section 10(e) of this Agreement.

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“Environmental Claim” means, with respect to any Person, any notice, claim, demand or similar communication (written or oral) by any other Person alleging potential liability of such Person for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release into the environment, of any Hazardous Substances at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case (with respect to both (i) and (ii) above) as to which there is a reasonable possibility of an adverse determination with respect thereto.
“Environmental Indemnity Agreement” shall mean that certain Environmental Indemnity Agreement dated as of June 28, 2024, made by the Underlying Obligor and the Underlying Guarantor in favor of Pledgor, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“Environmental Laws” means any local, state or federal law, common law,, rule or regulation pertaining to environmental regulation, contamination or clean-up, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq. and 40 CRF §302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C. §1251 et seq. and 40 CRF §116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C.
§1801 et seq.), and the regulations promulgated pursuant to said laws.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the Effective Date, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean any person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be a member of the same “controlled group” within the meaning of Section 414(b), (c), (m) and (o) of the Code.
“Escrow Instruction Letter” shall mean that certain Title Insurance and Escrow Instructions Letter dated June 28, 2024 from Michael Frantz to and The Abstract & Title Guaranty Co., Inc., as agent for Fidelity National Title Insurance Company in connection with the closing of the Mortgage Loan.
“Event of Default” shall have the meaning provided in Section 9.
“Extension Fee” shall mean one-quarter of one percent (0.25%) of the original principal amount of the Loan.
“Extension Notice” shall have the meaning set forth in Section 2.05 hereof. “Extension Term” shall have the meaning set forth in Section 2.05 hereof.

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“Extension Term Commencement Date” shall have the meaning set forth in Section 2.05 hereof.

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“Extension Term Maturity Date” shall mean the First Extension Term Maturity Date and/or the Second Extension Term Maturity Date, as applicable.
“Facility Origination Fee” shall have the meaning provided in Section 3.01(a).
“FBRED BDC Real Estate Debt OPCO, LLC” shall mean FBRED BDC Real Estate Debt OPCO, LLC, a Delaware limited liability company.
“FBRED BDC Real Estate Debt OPCO, LLC” shall mean FBRED BDC Real Estate Debt OPCO, LLC, a Delaware limited liability company.
“Fees” shall mean the Facility Origination Fee and any other fees charged by the Lender in connection with the Loan as provided under this Agreement, including, without limitation the fees and expenses set forth in Section 10.01(a) hereof.
“First Extension Term” shall have the meaning set forth in Section 2.05 hereof.
“First Extension Term Commencement Date” shall have the meaning set forth in Section
2.05 hereof.
“First Extension Term Maturity Date” shall mean July 9, 2027.
“GAAP” shall mean generally accepted accounting principles recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the Financial Accounting Standards Board consistently applied.
“Guarantor” shall mean FRANKLIN BSP REAL ESTATE DEBT BDC, a Delaware statutory trust, having its principal place of business at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105, and thereafter, such Persons as shall remain or be added as a Guarantor following a change in the Guarantor in accordance with the terms and conditions of this Agreement.
“Guaranty” shall mean the Guaranty, dated as of the Effective Date, by the Guarantor in favor of the Lender, as the same may be amended, supplemented, modified, restated and/or ratified and confirmed from time to time.
“Guaranty of Recourse Obligations” shall mean that certain Guaranty of Recourse Obligations dated as of June 28, 2024 made by Underlying Guarantor in favor of Pledgor.
“Hazardous Substances” shall have the meaning provided in the Environmental Indemnity Agreement.
“Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued

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for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by

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such Person, and (iv) the aggregate amount required in accordance with then current GAAP to be capitalized under leases under which such Person is the lessee.
“Indemnified Amounts” shall have the meaning provided in Section 10.01(b). “Indemnified Party” shall have the meaning provided in Section 10.01(b).
“Insolvency Event” shall mean, with respect to any Person, the occurrence of any of the following events: (i) such Person shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian, conservator or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or such Person, or a substantial part of its property, assets or business, shall be subject to, consent to or acquiesce in the appointment of a receiver, trustee, custodian, conservator or liquidator for itself or a substantial portion of its property, assets or business; (ii) corporate action shall be taken by such Person for the purpose of effectuating any of the foregoing; (iii) an order for relief shall be entered in a case under the Bankruptcy Code in which such Person is a debtor; or (iv) involuntary proceedings or an involuntary petition shall be commenced or filed against such Person under any bankruptcy, insolvency or similar law or seeking the dissolution; liquidation or reorganization of such Person or the appointment of a receiver, trustee, custodian, conservator or liquidator for such Person or of a substantial part of the property, assets or business of such Person or any writ, order, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of such Person, and such proceeding or petition shall not be dismissed, or such execution or similar process shall not be released, vacated or fully bonded, within ninety (90) days after commencement, filing or levy, as the case may be.
“Interest Period” shall mean each period beginning on, and including, a Payment Date and ending on, and including, the day preceding the next Payment Date.
“Interest Rate” shall mean, for each Interest Period during the Term, and for each Interest Period during the Extension Term, if any, as applicable, a variable rate per annum equal to the sum of the SOFR Loan Rate plus one and 95/100 percent (1.95%), except that, notwithstanding the preceding sentence, the Interest Rate may be increased to the Default Rate in accordance with the terms and provisions hereof.
“Lender” shall have the meaning provided in the first paragraph of this Agreement. “Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement,

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encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar

16

recording or notice statute, and any lease having substantially the same effect as any of the foregoing).
“Loan” shall mean the original principal amount of FIFTEEN MILLION NINE HUNDRED FOURTEEN THOUSAND SIXTY-TWO AND 50/100 DOLLARS ($15,914,062.50).
“Loan Parties” means, collectively, the Borrower, the Guarantor and the Pledgor. “Margin Stock” shall have the meaning provided in Regulation U of the Board of
Governors of the Federal Reserve System.
“Material Adverse Effect” shall mean (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Borrower and/or the Guarantor, (b) a material impairment of the rights and remedies of the Lender under any of the Collateral Documents or the ability of any of the Loan Parties to perform their respective obligations under such documentation, and (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Loan Party of any documentation to which it is a party with respect to the financing contemplated by this Agreement or any of the other Credit Documents.
“Maturity Date” shall mean July 9, 2026, as such date may be extended pursuant to and in accordance with Section 2.05 hereof, or such other date on which the final payment of the principal amount of the Loan becomes due and payable as herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.
“Maximum Rate” shall mean the highest lawful and non-usurious rate of interest applicable to the Note, this Agreement or any of the other Credit Documents, that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the Note, this Agreement or any of the other Credit Documents and the Obligations under the laws of the United States and the laws of such states as may be applicable thereto, that are in effect or, to the extent allowed by such laws, that may be now or hereafter in effect.
“Mortgage” shall mean, collectively, that certain Mortgage and Security Agreement dated as of June 28, 2024, and executed by Underlying Obligor, as mortgagor for the benefit of Pledgor, as mortgagee, and duly recorded in the Clerk’s Office on July 2, 2024 as Instrument Number 202411358, which was amended by that certain First Amendment to Mortgage and Security Agreement dated as of July 8, 2024, and executed by Underlying Obligor and Pledgor and duly recorded in the Clerk’s Office on July 12, 2024 as Instrument Number 202412235, which was assigned by Pledgor, as assignor to BSPRT 2023-FL10 SELLER, LLC, as assignee, by Assignment of Mortgage and Security Agreement dated July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414673, which was further assigned by BSPRT 2023-FL10 SELLER, LLC, as assignor to BSPRT 2023-FL10 ISSUER, LLC, as

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assignee, by Assignment of Mortgage and Security Agreement dated July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414675, which was further assigned in blank by BSPRT 2023-FL10 ISSUER, LLC by Assignment of Mortgage and

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Security Agreement, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Mortgage Loan” shall mean that certain loan made originated by Pledgor and BSPRT CRE FINANCE, LLC to the Underlying Obligor, in the aggregate original principal amount of
$39,000,000.00, which loan is evidenced, secured, and otherwise governed by and subject to the Mortgage Note, the Mortgage, the other Mortgage Loan Documents and the other Collateral Documents, each as may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Mortgage Loan Agreement” shall mean that certain Loan Agreement dated as of June 28, 2024, between Underlying Obligor, Pledgor and BSPRT CRE Finance, LLC, as assigned by Pledgor to BSPRT 2023-FL10 SELLER, LLC by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT 2023-FL10 SELLER, LLC to BSPRT 2023-FL10 ISSUER, LLC by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT 2023-FL10 ISSUER, LLC by General Assignment and Assumption, as the same may be amended, restated, replaced, extended, renewed, supplemented, or otherwise modified from time to time.
“Mortgage Loan Documents” shall mean any document, instrument, certificate or agreement which evidences, governs, secures and/or pertains to the Mortgage Loan, including without limitation any and all interest rate swaps, caps, floors, collars and other interest hedge or derivative agreements and any replacements thereof.
“Mortgage Note” shall mean, collectively, Promissory Note A-1 and Promissory Note A- 2, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Mortgaged Property” shall mean, collectively, the real property encumbered by and more particularly described in the Mortgage, commonly known as and by the street address 2520 N County Road 1000 E, Indianapolis, Indiana 46234, City of Indianapolis, County of Hendricks and State of Indiana.
“Note” shall mean that certain Facility Note, dated the Effective Date, by the Borrower to the order of the Lender in the maximum principal amount of FIFTEEN MILLION NINE HUNDRED FOURTEEN THOUSAND SIXTY-TWO AND 50/100 DOLLARS
($15,914,062.50), as the same may be amended, restated, replaced, extended, renewed, supplemented, or otherwise modified from time to time.
“Obligations” shall mean all obligations, liabilities and indebtedness of every nature of the Borrower from time to time owing to the Lender in connection with this Agreement or any of the other Credit Documents, including, without limitation, the Principal Amount at such time, and all other obligations and liabilities of the Loan Parties to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with this Agreement, the Note, the Guaranty,

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the Pledge Agreement, and any other Credit Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement

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obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable and actual fees and disbursements of counsel to the Lender that are required to be paid by a Loan Party pursuant to the terms of the Credit Documents) or otherwise.
“Office” shall mean the office of the Lender located at One Jericho Plaza, 3rd Floor, Jericho, New York 11753, or such other address as the Lender may specify from time to time in a written notice to the Borrower.
“Omnibus Assignment of Loan Documents” shall mean, collectively, that certain General Assignment and Assumption dated as of July 17, 2024 made by Pledgor to BSPRT 2023-FL10 Seller, LLC, as further assigned by that certain General Assignment and Assumption dated as of July 17, 2024 made by BSPRT 2023-FL10 Seller, LLC to BSPRT 2023-FL10 Issuer, LLC, as further assigned in blank by that certain General Assignment and Assumption made by BSPRT 2023-FL10 Issuer, LLC assigning all right, title and interest of Pledgor in, to and under the Mortgage Loan Documents.
“Organizational Documents” means for any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated association, business or other legal entity, the documents pursuant to which such entity has been established or organized, as such documents may be amended from time to time.
“Ownership Interests Collateral” means the ownership interests in the Underlying Obligor and all related property, rights and interests, pledged to, and in which a security interest was granted to, the Agent by the respective owners thereof to secure the Underlying Obligor’s obligations to the Borrower under the Mortgage Loan Documents.
“Payment Date” shall mean the first (1st) day of each month, or if such day is not a Business Day, the succeeding Business Day.
“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.
“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.
“Plan” shall mean any multiemployer plan or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute to), or at any time during the five (5) calendar years preceding the Effective Date was maintained or contributed to by (or to which there is an obligation to contribute of), the Borrower or an ERISA Affiliate.
“Pledge Agreement” means that certain Pledge and Security Agreement dated as of the date hereof executed and delivered by the Pledgor in favor of the Lender.

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“Pledgor” shall mean FBRED BDC FINANCE, LLC, a Delaware limited liability company, having its principal place of business at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105.
“Prepayment Date” shall mean the date upon which the Borrower intends to prepay the Principal Amount and all other Obligations, in whole or in part, in accordance with the terms of Section 4.01.
“Prepayment Notice” shall mean a written notice from the Borrower to the Lender indicating the Borrower’s intent to prepay the Principal Amount and all other Obligations, in whole or in part, in accordance with the terms of Section 4.01, which notice in each instance shall specify the Borrower’s election to make such prepayment and the Prepayment Date.
“Principal Amount” shall mean the original principal amount of FIFTEEN MILLION NINE HUNDRED FOURTEEN THOUSAND SIXTY-TWO AND 50/100 DOLLARS ($15,914,062.50).
“Prohibited Person” shall mean any Person: (a) listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, effective September 24, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism; (b) known to the Borrower to be owned or controlled by, or acting for or on behalf of, any Person that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order No. 13224; (c) with whom the Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering or other applicable state and federal laws, including Executive Order 13224 and the Patriot Act; (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order 13224; (e) that is named as a “Specifically Designated National (SDN) and Blocked Person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.ustreas.gov/offices/enforcement/ofacisdn/t1lsdn.pdf or at any replacement website or other replacement official publication of such list; or (f) that is known to the Borrower to be an Affiliate of a Person described in one or more of clauses (a) - (d) of this definition of Prohibited Person.
“Promissory Note A-1” shall mean that certain Promissory Note A-1 dated June 28, 2024, made by Underlying Obligor in favor of Pledgor in the original principal amount of
$21,218,750.00, which is secured by the Mortgage, together with that certain Allonge to Promissory Note dated August 30, 2024 executed by Pledgor to the order of Borrower, which allonge is attached to and made a permanent part of said Promissory Note A-1, and that certain Allonge to Promissory Note A-1 in blank executed by Borrower, which allonge is attached to and made a permanent part of said Promissory Note A-1, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.

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“Promissory Note A-1 Holder” shall mean Borrower, and its successors and assigns. “Promissory Note A-2” shall mean that certain Promissory Note A-2 dated June 28, 2024, made by Underlying Obligor in favor of BSPRT CRE FINANCE, LLC in the original principal

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amount of $17,781,250.00, which is secured by the Mortgage, together with that certain Allonge to Promissory Note A-2 dated July 17, 2024 executed by BSPRT CRE FINANCE, LLC to the order of BSPRT 2023-FL10 SELLER, LLC, which allonge is attached to and made a permanent part of said Promissory Note A-2, that certain Allonge to Promissory Note A-2 dated July 17, 2024 executed by BSPRT 2023-FL10 SELLER, LLC to the order of Promissory Note A-2 Holder, which allonge is attached to and made a permanent part of said Promissory Note A-2 and that certain Allonge to Promissory Note A-2 in blank executed by Promissory Note A-2 Holder, which allonge is attached to and made a permanent part of said Promissory Note A-2, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Promissory Note A-2 Holder” shall mean BSPRT 2023-FL10 ISSUER, LLC, a Delaware limited liability company, and its successors and assigns.
“Promissory Note Holders” shall mean, collectively, Promissory Note A-1 Holder and Promissory Note A-2 Holder, and each of their respective successors and assigns.
“Rate Determination Date” shall mean, for any applicable Interest Period, the date that is two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period.
“Register” shall have the meaning set forth in Section 2.06(c) hereof.
“REO Property” shall mean the Mortgaged Property as acquired by an REO Subsidiary pursuant to a foreclosure, deed-in-lieu of foreclosure or otherwise.
“REO Property Security Documents” shall have the meaning provided in Section 11.02. “REO Subsidiary” shall mean a limited liability company, organized in the State of
Delaware (unless otherwise approved by the Lender) and formed solely for the purpose of holding title to the REO Property, the Capital Stock of which is owned, directly or indirectly, by the Promissory Note Holders in a proportion equal to their respective interests in the Mortgage Note, or any Title Nominee (as defined in the Co-Lender Agreement).
“Related Party” shall mean, with respect to any Person, any direct or indirect member, partner, shareholder, officer, director, employee, agent, representative, successor or assign of such Person.
“Reportable Event” shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.
“Reserve Accounts” shall have the meaning given to such term in the Mortgage Loan Agreement.
“Reserve Funds” shall have the meaning given to such term in the Mortgage Loan Agreement.

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“Restructuring” shall have the meaning provided in Section 8.06(c).

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“Second Extension Term” shall have the meaning set forth in Section 2.05 hereof.
“Second Extension Term Commencement Date” shall have the meaning set forth in Section
2.05 hereof.
“Second Extension Term Maturity Date” shall mean July 9, 2028.
“Servicer” shall have the meaning given to such term in the Mortgage Loan Agreement. “Servicing Agreement” shall have the meaning given to such term in the Mortgage Loan
Agreement, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.
“SOFR” shall mean, with respect to any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such U.S. Government Securities Business Day.
“SOFR Loan Rate” shall mean, for any applicable Interest Period, the rate per annum equal to Term SOFR published for the Rate Determination Date and having a term equivalent to such Interest Period. Notwithstanding the foregoing, if, as of 5:00 p.m. (ET) on any applicable Rate Determination Date, Term SOFR has not been published, then the rate used will be such Term SOFR as published for the first preceding U.S. Government Securities Business Day so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Rate Determination Date.
“Special Purpose Entity” means an entity whose structure and Organizational Documents satisfy all of the following requirements:
(i)Its purpose shall be limited solely to, and it will not engage in any business other than: (a) entering into this Agreement and the related Credit Documents, (b) borrowing the Loan under this Agreement, (c) acquiring, directly or indirectly owning, holding, selling, transferring, pledging, encumbering, participating, exchanging, enforcing, administering and servicing the Mortgage Loan, as applicable (including pursuant to contractual arrangements with servicers, property managers and the like, to the extent otherwise permitted pursuant to this Agreement), and (d) transacting any and all lawful business for which it may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing, (e) directly or indirectly owning, managing and operating the Mortgaged Property after foreclosure or a deed in lieu of foreclosure (including with respect to Ownership Interests Collateral) of the Mortgage Loan, including pursuant to contractual arrangements with servicers, property managers and the like, to the extent otherwise permitted pursuant to this Agreement.
(ii)It does not own and will not own any asset or property other than (a) the Mortgage Loan, or the Mortgaged Property and/or Ownership Interests Collateral after foreclosure, deed in lieu of foreclosure or exercise of any other remedies, and/or (b) incidental personalty necessary for and used or to be used in connection with the

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ownership and servicing of the Mortgage Loan, or the Mortgaged Property and/or Ownership Interests

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Collateral after foreclosure, deed in lieu of foreclosure or exercise of any other remedies.
(iii)It will not enter into any contract or agreement with any Affiliate, any constituent party of itself, any of its owners, any guarantor of its obligations, or any Affiliate of any constituent party, owner or guarantor (collectively, the “Related Parties”) of itself, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with itself or such Related Parties.
(iv)It has not incurred and will not incur any Indebtedness other than, as applicable, (a) under this Agreement and the related Credit Documents, and (b) trade payables incurred in the ordinary course of business.
(v)It has not made and will not make any loans or advances to any Person (other than pursuant to the Mortgage Loan Documents) and shall not acquire obligations or securities of any Related Party.
(vi)It is and will remain solvent and will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets, to the extent thereof, as the same shall become due, provided that compliance with this provision shall not require any Person to make any additional capital contributions to the Borrower.
(vii)It has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and, it will not, nor will it permit any Related Party to, amend, modify or otherwise change its Organizational Documents without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed unless such proposed amendment, modification or change would adversely affect such entity’s status as a single purpose entity, provided, however, merely administrative amendments, by example, and without limitation, amendments to reflect a change of registered agent or office address, shall not require Lender’s consent, provided a copy of the fully executed amendment is delivered to Lender within ten (10) days following execution or filing, if applicable.
(viii)It will maintain all of its books, records, financial statements and bank accounts (other than as incidental to any servicing or management arrangements permitted by this Agreement) separate from those of any other Person and its assets will not be listed as assets on the financial statement of any other Person (except insofar as it is consolidated into or otherwise accounted for by its direct ownership by Pledgor). It will file its own tax returns (or will be consolidated in the tax returns of an Affiliate) and will not file a consolidated federal income tax return with any other Person (except an Affiliate). It shall maintain its books, records, resolutions and agreements as official records.

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(ix)It will be a legal entity separate and distinct from any other Person (including any Related Party), shall correct any known misunderstanding regarding its status as a separate entity and shall conduct business in its own name.
(x)It will maintain adequate capital and cash on hand for the normal

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obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, provided that compliance with this provision shall not require any Person to make any additional capital contributions to the Borrower.
(xi)It will not seek its own dissolution, winding up, liquidation, legal consolidation or merger in whole or in part, or the sale of its material assets to the extent that any such sale otherwise violates this Agreement.
(xii)Other than regular distributions to partners and investors, it will not commingle its assets with those of any other Person (other than as incidental to any servicing or management arrangements permitted by this Agreement and the entity’s Organizational Documents) and will hold all of its assets in its own name.
(xiii)It will not guarantee or become obligated for the debts of any other Person, and will not hold itself out as being responsible for the debts or obligations of any other Person.
(xiv)It shall not pledge its assets for the benefit of any other Person other than with respect to this Agreement and the Credit Documents.
(xv)It shall not voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, or admit in writing its inability to pay its debt’s generally as they become due, or take action in furtherance of any such action, without the consent of each member of such entity.
(xvi)In the event that any Special Purpose Entity is a limited liability company, it will be a Delaware limited liability company having a sole member which is not a natural person.
“Subordinated Debt” shall mean the aggregate amount of any indebtedness of a Person that is subordinated in all respects, including but not limited to the right of payment, to the prior payment in full of all Obligations either (i) pursuant to the terms of the instrument evidencing such indebtedness or (ii) pursuant to a written agreement acceptable to the Lender in its reasonable discretion.
“Subsidiary” shall mean, as to any Person, (i) any corporation more than 50% of whose ownership of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture, limited liability

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company or other entity in which such Person and/or one or more Subsidiaries of such Person has
(A) more than a 50% equity interest at the time or (B) an interest satisfying the provisions of clause

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(i) hereof in any general partner of any limited partnership or joint venture or any managing member, or, if no managing member, member, of any limited liability company.
“Tangible Net Worth” shall have the meaning set forth in the Guaranty. “Taxes” shall have the meaning provided in Section 4.05.
“Term” shall have the meaning provided in Section 2.04.
“Term SOFR” shall mean, for any Interest Period, the 1-month CME SOFR Term Reference Rate administered by CME (or any successor forward-looking term rate derived from SOFR published by any successor administrator thereof, as may be recommended by the Federal Reserve Bank of New York) and published on the applicable commercially available screen page as may be designated by the Lender from time to time. Notwithstanding anything herein to the contrary, in the event that Term SOFR (i) is permanently or indefinitely unavailable or unascertainable, (ii) ceases to be published, (iii) is officially discontinued, (iv) the government authority having jurisdiction over the Lender set forth a specific date that Term SOFR may no longer be available for determining interest rates, (v) can no longer be lawfully relied upon in contracts, (vi) does not accurately and fairly reflect the cost of making or maintain the type of advance under the Note, or (vii) the Lender in its sole reasonable judgment believes that Term SOFR is no longer a widely recognized benchmark for the origination of loans and such circumstances are unlikely to be temporary, then all references to Term SOFR herein will instead mean the Alternate Rate. The Lender will provide reasonable notice to the Borrower of such Alternate Rate, which will be effective on the date of the earliest event set forth in clauses (i)-(vii) of this paragraph. If there is any ambiguity as to the date of occurrence of any such event, Lender’s judgment will be dispositive.
“Termination Event” shall mean (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Section 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.
“Transfer” shall mean any sale, transfer, conveyance, mortgage, grant, bargain, encumbrance, lien, pledge, assignment, or other disposition, whether directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, whether or not for consideration or of record, and without regard as to whether of any legal, beneficial, economic or any other interest.

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“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York or any other relevant jurisdiction, as applicable.

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“Underlying Collateral” means all collateral now or at any time securing the Mortgage Loan, including, without limitation, the Mortgaged Property.
“Underlying Guarantor” shall mean, MICHAEL P. WYMAN, an individual, and any and all Persons who are or may hereafter be or become a guarantor of the Mortgage Loan.
“Underlying Guaranty” shall mean, collectively, the Guaranty of Recourse Obligations, and all guarantees of any obligations presently or in the future executed by any Underlying Guarantor, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.
“Underlying Obligor” shall mean, collectively, with respect to the Mortgage Loan, AVON LANDING PARTNERS LLC, a Delaware limited liability company, and any and all Persons who are or may hereafter be or become the obligor, maker, mortgagor or guarantor on such Mortgage Loan.
“Unfunded Current Liability” of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan’s actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.
“United States” and “U.S.” shall each mean the United States of America.
“U.S. Government Securities Business Day” shall mean any day other than Saturday, Sunday or other day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
1.02Principles of Construction.
(a)All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(b)All accounting terms not specifically defined herein shall be construed in accordance with then current GAAP.
Section 2.    The Loan.
1.01Advances.    Borrower acknowledges that the entire Principal Amount has been advanced as of the date hereof.

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1.02Intentionally Deleted.
1.03Intentionally Deleted.
1.04Term. The initial term of this Loan shall be the period commencing on and including the date hereof and ending on and including the Maturity Date (the “Term”).
1.05Extension Term. Subject to the terms and provisions hereof, Borrower shall have the option to extend the Term beyond the initial Maturity Date for two (2) successive terms (each, an “Extension Option”), the first such term (the “First Extension Term”), if the first Extension Option is timely exercised, being for a period of twelve (12) months commencing on and including the Maturity Date (the “First Extension Term Commencement Date”) and ending on and including the First Extension Term Maturity Date; the second such term (the “Second Extension Term” and, together with the First Extension Term, individually and collectively being referred to as the “Extension Term”), if the second Extension Option is timely exercised, being for a period of twelve
(12) months commencing on and including the First Extension Term Maturity Date (the “Second Extension Term Commencement Date” and, together with the First Extension Term Commencement Date, individually and collectively being referred to as the “Extension Term Commencement Date”) and ending on and including the Second Extension Term Maturity Date; provided, however, that, as a condition precedent to the effectiveness of any Extension Option and to the commencement of any Extension Term, each and every one of the following terms and conditions are satisfied, in Lender’s sole discretion, in each instance: (i) Borrower gives irrevocable written notice to Lender of its election to exercise the applicable Extension Option (the “Extension Notice”) at least thirty (30) days and not more than sixty (60) days prior to the Maturity Date and any applicable Extension Term Maturity Date; (ii) no Event of Default has occurred and is continuing as of the date of each Extension Notice and as of each Extension Term Commencement Date, as applicable; (iii) (x) simultaneously with the delivery of each Extension Notice, Borrower shall deliver to Lender evidence that written notice of the Underlying Obligor’s election to exercise its option to extend the applicable maturity date of the Mortgage Loan has been delivered to the Borrower, (y) as of each Extension Term Commencement Date, if any, the Underlying Obligor has satisfied all conditions pursuant to the Mortgage Loan Documents with respect to such extension of the maturity date of the Mortgage Loan, and (z) the Mortgage Loan has been or will simultaneously with such applicable extension of the Term be duly extended; (iv) there has been no Material Adverse Change with respect to Borrower and/or Guarantor, and no material adverse change in the condition, financial or otherwise, of the Underlying Obligor or the Mortgaged Property, during the initial Term, or the immediately preceding Extension Term, as applicable, as determined by Lender in its sole discretion; (v) with respect to each of the second Extension Option and third Extension Option, Borrower shall have paid to Lender the Extension Fee on or before the related Extension Term Commencement Date; (vi) Borrower and Guarantor shall each execute any agreements, reaffirmations, documents or amendments to the Credit Documents reasonably requested by Lender to document such extension (which amendments shall not materially change the terms of this Agreement other than to extend the term hereof); and (vii) Borrower shall pay all out-of-pocket costs and expenses incurred by the Lender in connection with such extension of the

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Maturity Date and any Extension Term Maturity Date, as applicable, including Lender’s reasonable out-of-pocket attorneys’ fees and disbursements.
1.06Receipt of Payments; The Note.

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(a)The Principal Amount and all other Obligations shall be due and payable in full, if not earlier in accordance with this Agreement, on the Maturity Date or, if Borrower shall duly exercise its option to extend the Term in accordance with the provisions of this Agreement, the Extension Term Maturity Date, if any, as applicable.
(b)The Lender shall maintain, in accordance with its usual practice, true, correct and complete electronic or written records evidencing the indebtedness and obligations owed by the Borrower to the Lender from time to time, including without limitation, the amounts of principal and interest payable and paid to the Lender from time to time under this Agreement. The Lender shall record (i) the amount of any principal and/or interest due and payable and/or to become due and payable from the Borrower and payable to the Lender hereunder and (ii) all amounts received by the Lender hereunder from the Borrower.
(c)The entries made in the electronic or written records maintained pursuant to subsection (b) above (the “Register”) shall be prima facie evidence (absent manifest error) of the existence and amounts of the obligations and indebtedness therein recorded; provided, however, that the failure of the Lender to maintain such records or any error therein shall not in any manner affect the obligations of the Borrower to repay the correct amounts owed pursuant to this Agreement and each of the other Credit Documents, including all other Obligations in accordance with the terms of this Agreement and the other Credit Documents.
(d)The Lender will account to the Borrower monthly with a written statement of any charges and payments made pursuant to this Agreement, provided, however, that the failure of the Lender to provide such written statement shall not constitute a default or breach by the Lender of this Agreement or any other Credit Document and in the absence of manifest error, such accounting rendered by the Lender shall be deemed final, binding and conclusive unless the Lender is notified by the Borrower in writing to the contrary within fifteen (15) calendar days of receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein.
1.07Intentionally Deleted.
1.08Accrual and Computation of Interest.
(a)The Borrower agrees to pay interest in respect of the Principal Amount monthly, in arrears, from the date the proceeds thereof are made available to the Borrower (i.e., the date of funding) until the maturity thereof (whether by acceleration or otherwise) at a rate per annum equal to the Interest Rate. If the Lender is ever prevented from charging or collecting interest at the Interest Rate because interest at such rate would exceed interest at the Maximum Rate, then the Interest Rate shall continue to be the Maximum Rate until such time that the charging or collecting of interest at the Interest Rate is lawfully chargeable and collectible.
(b)Upon the occurrence of any Event of Default, including, but not limited to the failure to pay, when due, any principal, interest or any other amount payable by the Borrower hereunder, under the Note or under any other Credit Document, after the Maturity Date or the Extension Term Maturity Date, if any, as applicable, or after a court of competent

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jurisdiction enters a final, non-appealable judgment or decree with respect to this Agreement, the Note or any

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of the other Credit Documents, the Principal Amount, at the Lender’s option, shall bear interest at a rate per annum (the “Default Rate”) equal to the lesser of (i) five percent (5%) above the Interest Rate then in effect, or (ii) the Maximum Rate. The portion of any interest accruing at the rate equal to the excess of the Default Rate over the Interest Rate shall be referred to as “Default Interest”.
1.09Interest Payments, Principal Payments and Maturity Date. Payments of principal and/or interest shall be made in the following manner:
(a)Stub interest at the Interest Rate on the Principal Amount for the period from the date hereof through the end of the related Interest Period, shall be paid by the Borrower to the Lender on the date hereof;
(b)Commencing on the first day of the second month after the month in which the Loan is made, and on each Payment Date thereafter until the Maturity Date or the Extension Term Maturity Date, if any, as applicable, until the Obligations are repaid in full, all Cash Flow on deposit in the Collection Account for the related Interest Period shall be applied by the Lender as provided in Section 2.10;
(c)The entire unpaid Principal Amount, together with any accrued and unpaid interest thereon and any other Obligations shall be due and payable on the Maturity Date or the Extension Term Maturity Date, if any, as applicable, unless the Obligations become due and payable sooner because of acceleration, in which case the Obligations shall be due and payable in full on the date of such acceleration; and
(d)Upon the occurrence of an Event of Default, the Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all Obligations herein agreed to be paid or performed in the Credit Documents by the Borrower if necessary to protect the Collateral and any other collateral described in any Credit Document or preserve its value. All amounts expended by the Lender in so doing or in exercising its remedies under the Credit Documents shall be added to the Principal Amount and shall become additional Indebtedness of the Borrower secured by the Credit Documents, shall become immediately due and payable by the Borrower to the Lender upon demand, and shall be subject to the Default Rate from the date of such expenditures until paid.
1.10Cash Flow; Application of Payments.
(a)For purposes hereof, “Cash Flow” shall mean any and all payments made by or on account of Underlying Obligor to the Borrower on the Mortgage Loan arising from any source whatsoever, including, but not limited to, proceeds from any Transfer of the Mortgaged Property (“Transfer Proceeds”), all interest and principal collections on notes, fees, judgment awards or settlements, late charges, prepayments, default interest, exit fees, refinancing proceeds, condemnation awards and insurance proceeds, or otherwise, in each case, to the extent paid to the Borrower in accordance with the Collateral Documents, and including any amount on deposit in the Reserve Accounts that exceeds the amount then required to be held on deposit therein (to

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the extent Borrower is entitled to keep such funds pursuant to the Collateral Documents), but excluding all escrow payments made by Underlying Obligor (or swept automatically pursuant to cash management mechanics pursuant to any Collateral Documents) and payments made by

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Underlying Obligor into the Reserve Accounts maintained pursuant to any Collateral Documents; provided, however, any funds from reserve or escrow accounts, including, without limitation, Reserve Accounts, which are paid to Borrower or which Borrower is entitled to receive or withdraw for its own account pursuant to any of the other Collateral Documents shall be included in the definition of Cash Flow to the extent such amounts are not required to be utilized to fund protective advances and/or operating expenses, in each case, relating to the Mortgaged Property, but only to the extent such protective advances and operating expenses are approved by Lender.
(b)Until all Obligations are paid in full, all Cash Flow, if any, shall be deposited into the Collection Account, to be applied by the Lender on each Payment Date, for so long as no Event of Default has occurred and is continuing, in accordance with the following priorities:
(i)First, to the Lender to pay costs, Fees, Default Interest, late charges and expenses and interest thereon payable pursuant to any Credit Document;
(ii)Second, to the Lender to pay interest then due for the related Interest Period at the Interest Rate, and any principal payments required under the terms of any Credit Document;
(iii)Third, if amounts referred to in Section 2.10(c) below have been deposited in the Collection Account rather than paid to the Lender in accordance with Section 2.10(c) below, to pay to the Lender the amounts described in Section 2.10(c); and
(iv)Fourth, provided that no Event of Default is continuing, the balance, if any, to the Borrower.
(c)In connection with a prepayment by the Borrower in accordance with Section 4.01, a prepayment, in whole or in part, by the Underlying Obligor or any other release of the Mortgage Loan, the Borrower may, in lieu of causing the funds payable to it by the Underlying Obligor or a third party to be deposited in the Collection Account, or depositing its own funds in the Collection Account, pay the Lender directly from amounts received from the applicable payor.
(d)If an Event of Default shall have occurred and be continuing, all Cash Flow on deposit in the Collection Account in respect of the Mortgage Loan shall be applied by the Lender in payment of the Obligations in such amounts and priority as the Lender shall determine from time to time in its sole and absolute discretion, and any amounts remaining after the Obligations have been paid in full shall be released to the Borrower.
(e)All checks, notes, drafts or any other payment upon and/or proceeds of the Collateral or any collateral described in any Collateral Document (other than escrows and

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Reserve Funds) received by the Borrower (or any subsidiaries, divisions, affiliates, proprietorships, shareholders, members, manager, partners, directors, officers, employees, agents or those persons acting for or in concert with the Borrower), shall, no later than the third Business Day following receipt thereof (unless a shorter period is expressly set forth in this Agreement), be endorsed by the Borrower, as applicable, and deposited in the form received into the Collection Account. Notwithstanding anything to the contrary herein, all such items of payment shall be deemed not

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received if the same is subsequently dishonored or not duly credited to the Lender’s depository account for any reason whatsoever.
(f)Notwithstanding anything to the contrary set forth in this Agreement, Borrower shall be obligated to make any and all payments as and when due under the Note or this Agreement (including, without limitation, monthly debt service payments due under the Loan) irrespective of whether there shall be sufficient Cash Flow on deposit in the Collection Account, or if the funds in the Reserve Accounts are insufficient to make said payments due in connection with the Mortgage Loan or for any other reason whatsoever.
(g)As long as the Loan is outstanding or there remains any Obligation to be paid or performed under this Agreement or under any other Credit Document, the Borrower shall deposit or cause to be deposited any and all Transfer Proceeds into the Collection Account to be applied in accordance with Section 2.10(b).
1.11Increased Costs. If, at any time after the Effective Date, due to the introduction of, or any change in, or any change in the interpretation of, any law or regulation by any court or administrative or governmental authority charged with administration thereof, there shall be an increase in the cost to the Lender of making, funding or maintaining the Loan hereunder or the Lender shall be required to make a payment calculated by reference to the principal of, or interest on, the Loan made by it (other than any such increased cost, reduction in the amount receivable, or payment required to be made resulting from the imposition or an increase in the rate of any Taxes), then the Borrower shall, from time to time, upon demand by the Lender, pay additional amounts sufficient to compensate the Lender for any such increased cost or fully and finally prepay all Obligations, including, without limitation, all accrued interest and accrued Fees; provided, however, that the Borrower shall not be liable for any such amounts set forth above which were incurred more than one hundred eighty (180) days prior to the Lender’s notice to the Borrower requesting payment of such additional amounts. A certificate of an officer of the Lender as to the amount of such increased cost actually incurred by the Lender (and the calculation thereof) submitted to the Borrower shall be conclusive and binding for all purposes, absent manifest error. No amounts payable hereunder shall be duplicative of any amounts payable under Section 2.14 of this Agreement.
1.12Maximum Interest; Controlling Agreement.
(a)The contracted for rate of interest set forth in this Agreement without limitation, shall consist of the following: (i) the Interest Rate, calculated and applied to the Principal Amount in accordance with the provisions of this Agreement; (ii) interest after any Event of Default at the Default Rate, calculated and applied to the amounts due in accordance with the provisions of this Agreement; and (iii) all Additional Sums, if any. The Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements.
(b)All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in clauses (i) and (ii) of the immediately previous

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paragraph), paid or payable by the Borrower (collectively, the “Additional Sums”), whether pursuant to the Note, this Agreement or any other Credit Document, or otherwise with respect to this Agreement, that under any applicable law may be deemed to be interest with respect to the transactions

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described in this Agreement, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to transactions described in this Agreement, shall be payable by the Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and “contracted for rate of interest” of the transactions described in this Agreement shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.
(c)It is the intent of the parties to comply with the usury law (“Applicable Usury Law”) applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not applicable. Accordingly, it is agreed that notwithstanding any provisions to the contrary in the Credit Documents, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall the Credit Documents or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event (i) any such excess of interest otherwise would be contracted for, charged or received from the Borrower or otherwise in connection with the Loan, or (ii) the maturity of the Obligations evidenced by the Credit Documents is accelerated in whole or in part, or (iii) all or part of the principal or interest of the Credit Documents shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Loan made pursuant to this Agreement, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither the Borrower nor any other Person now or hereafter liable for the payment thereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) all such excess which may have been collected shall be either applied as a credit against the Principal Amount or refunded to the Borrower, at the Lender’s option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Loan, all interest at any time contracted for, charged or received from the Borrower or otherwise in connection with the Loan made pursuant to this Agreement; and (y) in the event that the effective rate of interest on the Principal Amount should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to the Lender from time to time, if and when the effective interest rate otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. The Borrower further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable

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Usury Law, such increases shall apply to interest accruing on all Obligations on or after the effective date of any such change in the law; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law

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be decreased because of a change in the law, such decreases shall not apply to the Obligations with respect to interest accruing prior to the effective date of any such change in the law.
1.13Late Charge. Except for the balloon payment due on the Maturity Date, or the Extension Term Maturity Date, if any, as applicable, if any payment of principal and/or interest, Fees or other amounts due under this Agreement or any other Credit Document is not timely made and remains overdue for a period of ten (10) days, the Borrower, without notice or demand by the Lender, shall promptly pay an amount equal to five percent (5.0%) of each such delinquent payment.
1.14Capital Adequacy.
(a)In the event that the Lender shall have determined that after the Effective Date, any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender (for purposes of this Section 2.14, the term “Lender” shall include the Lender and any corporation or bank Controlling the Lender, but shall expressly exclude and shall not be applicable to any “Lender” that is an unregulated third party assignee of the Loan) and the office or branch where the Lender (as so defined) makes or maintains the Loan with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender’s capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender’s policies with respect to capital adequacy) by an amount deemed by the Lender to be material (each such event, a “Capital Adequacy Event”), then, from time to time, within fifteen (15) days after demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts (the “Capital Adequacy Amount”) as will compensate the Lender for such reduction. No amounts payable hereunder shall be duplicative of any amounts payable under Section 2.11 of this Agreement.
(b)Notwithstanding the provisions of Section 2.14(a), the Borrower shall not be liable for any such amounts set forth above which were incurred more than one hundred twenty
(120) days prior to the Lender’s notice to the Borrower requesting payment of such additional amounts.
(c)A certificate of the Lender setting forth such amount or amounts as shall be necessary to compensate the Lender with respect to Section 2.14(a) hereof when delivered to the Borrower shall be conclusive absent manifest error, provided Lender’s method of determining any amount payable to Lender under this paragraph shall be substantially similar to the method used by Lender in implementing similar provisions for similarly situated borrowers and extensions of credit. The protections of this Section 2.14 shall be available to the Lender

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regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.
(d)Notwithstanding anything contained in this Section 2.14 to the contrary, upon notice to the Borrower of the occurrence of a Capital Adequacy Event, the Borrower shall

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have the right to prepay the Loan and all Obligations within ninety (90) days from receipt thereof, in which event, the Borrower shall have no obligation with respect to the Capital Adequacy Amount. For the sake of clarity, upon such prepayment by the Borrower in accordance with this Section 2.14(d), the Obligations shall exclude the Capital Adequacy Amount.
Section 3.    Fees.
1.01Fees.
(a)Origination Fee. On the Effective Date, Borrower shall pay to the Lender a facility origination fee (the “Facility Origination Fee”) in an amount equal to one quarter of one percent (0.25%) of the Loan, which shall be deemed earned by the Lender on the Effective Date. The Borrower acknowledges that the Facility Origination Fee is THIRTY-NINE THOUSAND SEVEN HUNDRED EIGHTY-FIVE AND 16/100 DOLLARS ($39,785.16).
(b)Intentionally Deleted.
(c)Intentionally Deleted.
(d)Other Fees. The Borrower shall pay, from time to time, such other fees as are due and payable to the Lender hereunder.
Section 4.    Prepayments; Payments.
1.01Prepayment.
(a)The Borrower shall have the right to prepay, in whole or in part, the Principal Amount of the Loan (a “Prepayment”) on the following terms and conditions: (i) the Borrower shall give the Lender at its Office a Prepayment Notice not later than 5:00 p.m. (New York City time) on a Business Day that is at least five (5) business days prior to the Prepayment Date (except as otherwise stated in this Agreement) but is not more than thirty (30) calendar days prior to the date of such prepayment, and (ii) on the Prepayment Date, the Borrower pays (A) all interest accrued and unpaid on the Principal Amount, or portion thereof, being prepaid to and including the Prepayment Date, (B) the Principal Amount, or portion thereof, being prepaid, and
(C) all other sums due under this Agreement, any Note, the Obligations and the other Credit Documents. Notwithstanding anything to the contrary contained in this Agreement, any amounts prepaid may not be reborrowed.
(b)If any Prepayment Notice is given, such Prepayment shall be due and payable on the Prepayment Date unless the Borrower revokes such Prepayment Notice in writing to the Lender, upon which time a new Prepayment Notice will be required.
(c)If, in connection with a voluntary Prepayment, the Borrower does not pay and perform such Obligations as are due under this Section 4.01 on the Prepayment Date, the Borrower may subsequently prepay the Principal Amount of the Loan, in whole or in part, and all other sums due under this Agreement and each of the other Credit Documents in accordance with the terms of this Section 4.01 only upon delivering to the Lender a new Prepayment Notice

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and complying with all of the terms of this Section 4.01. Notwithstanding the delivery of a Prepayment

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Notice, all of the provisions of the Credit Documents shall continue to be fully operative until all of the Obligations (other than contingent indemnity obligations for which no claim has been made) have been fully performed and indefeasibly paid in cash in full.
1.02Mandatory Prepayments. The Borrower shall be required to immediately prepay the entire Principal Amount, together with all accrued and unpaid interest thereon and all other sums due under this Agreement and the other Credit Documents, and all of the Obligations upon the occurrence of any one or more of the following: (i) acceleration of the Loan by the Lender after the occurrence of an Event of Default, (ii) an “Event of Default” (as defined in the Mortgage) under the Mortgage Loan at any time during the last six (6) months of the term of the Loan, or (iii) the Maturity Date or the Extension Term Maturity Date, if any, as applicable. If the Mortgage Loan is paid in full, the Borrower shall, within one (1) Business Day after receipt of such payment, pay the entire Principal Amount, together with all accrued and unpaid interest thereon and all other sums due under this Agreement and the other Credit Documents, and all of the Obligations. If Borrower receives any partial prepayment of the principal amount of the Mortgage Loan, the Borrower shall, within three (3) Business Days after receipt of such prepayment, prepay to Lender an amount equal to seventy-five percent (75%) of such prepayment received from the Underlying Obligor.
1.03Intentionally Deleted.
1.04Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement, the Note and the other Credit Documents shall be made to the Lender on the date when due and shall be made in Dollars in immediately available funds. Whenever any payment to be made hereunder or under the Note or under any other Credit Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest, fees and penalties shall be payable at the rate otherwise applicable. Any payments made by the Borrower shall be made without offset or counterclaim, in Dollars, in immediately available funds to such account as may be indicated in writing by the Lender to the Borrower from time to time. Any such payment received after 3:00 p.m. New York City time on the date when due shall be deemed received on the following Business Day.
1.05Net Payments. The Borrower’s payment obligations are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Lender. Promptly upon (and in no event later than ten (10) days following) notice from the Lender to the Borrower, the Borrower agrees to pay, prior to the date on which penalties attach thereto, all present and future stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of the Loan and/or the recording, registration, notarization or other formalization of the Loan or the execution and delivery or otherwise with respect to this Agreement or the other Credit Documents and/or any payments of principal, interest or other amounts made on or in respect of the Loan (all such taxes levies, costs and charges being herein collectively called “Taxes”); provided, however, that Taxes shall not include taxes imposed on or measured by the overall net income or receipts of the Lender (or any assignee or participant) by the United States of America or any political

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subdivision or taxing authority thereof or therein, or any taxes required to be withheld from payments made to the Lender (or any assignee or participant) by the United States of America or any political subdivision or taxing authority thereof

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or therein and provided further that if such Taxes may be avoided by the full and final prepayment of the Loan, the Borrower may do so without premium or penalty, but with accrued interest on amounts prepaid. Promptly (and in no event later than ten (10) days) after the date on which payment of any such Tax is due pursuant to applicable law, the Borrower will, at the request of the Lender, furnish to the Lender evidence, in form and substance satisfactory to the Lender, that the Borrower has met its obligation under this Section 4.05. The Borrower agrees to indemnify the Lender against, and reimburse the Lender on demand for, any Taxes, as reasonably determined by the Lender in good faith. The Lender shall provide the Borrower with appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this Section 4.05. In the event that liability for any Taxes could be reduced or avoided by the Lender (or any assignee or participant) furnishing any information to the Borrower, the Lender (or the applicable assignee or participant) shall furnish such information in a timely manner to the Borrower, and if it fails to do so, the Borrower shall be entitled to set off the amount of Taxes that would otherwise not have been payable against amounts payable to the Lender (or the applicable assignee or participant). Borrower further agrees to indemnify the Lender against, and reimburse the Lender on demand for, such amount or amounts as shall be sufficient (as determined by the Lender in its sole judgment, reasonably exercised) to compensate the Lender for any loss, cost or expense incurred as a result of any payment of the Loan while bearing interest at a rate based upon the SOFR Loan Rate or the Alternate Rate, as the case may be, on a date other than the last day of the applicable Interest Period. The Lender shall provide the Borrower with appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this Section 4.05.
1.06Full Recourse. The duties, liabilities and obligations of the Borrower contained in this Agreement and the duties, liabilities and obligations of the Borrower contained in any of the other Credit Documents shall be full recourse to the Borrower and shall be fully enforceable by the Lender against the Borrower.
Section 5. Conditions Precedent and Grant of Security Interest. The obligation of the Lender to make the Loan to the Borrower is subject to the satisfaction, as determined by Lender in its sole and absolute discretion, of the following conditions:
1.01Execution of Agreement and other Credit Documents. On or prior to the Effective Date, (i) the Credit Documents, including the Note, shall have been executed and delivered to the Lender, and (ii) there shall have been delivered to the Lender all Credit Documents not otherwise described in this Section 5 by the Persons required to execute such Credit Documents.
1.02No Default; Representations and Warranties. At the time of the making of the Loan and also after giving effect thereto (i) there shall exist no Event of Default, and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the Loan, unless stated to relate to a specific earlier date and except to the extent of changes approved by the Lender; provided, however, that the Borrower shall be permitted to update Schedule 6.06 hereof from time to time to reflect the

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existence of new matters arising after the date hereof relating to the enforcement of the Borrower’s rights and remedies with respect to the Underlying Collateral and such updates shall not cause an Event of Default hereunder.

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1.03Intentionally Deleted.
1.04Opinions of Counsel. On the Effective Date, the Lender shall have received from outside counsel (who shall be reasonably satisfactory to the Lender) for the Borrower and the Guarantor an opinion addressed to the Lender and dated the Effective Date covering such matters incident to the transactions contemplated herein as the Lender may request.
1.05Diligence; Evidence of Mortgage Loan. The Lender shall have satisfactorily completed its due diligence review of (a) the Borrower’s and the Guarantor’s operations, business, financial condition and underwriting policies relating to the acquisition and/or management and/or servicing and/or operation of the Mortgage Loan, (b) the Collateral Documents, (c) environmental reports and studies and property condition reports for the Mortgaged Property, and (d) all documentation and other information required to be submitted by the Underlying Obligor pursuant to the terms and conditions of the Mortgage Loan Documents.
1.06Documents; Proceedings.
(a)On or before the Effective Date, the Lender shall have received certificate(s), dated as of the Effective Date, signed by the manager or other authorized officer of the Borrower and the Guarantor, in form and substance satisfactory to the Lender, together, with copies of the formation and organization documents of the Borrower and the Guarantor as required by the Lender, the resolutions of the Borrower and the Guarantor referred to in such certificate(s), a good-standing certificate (dated a recent date acceptable to the Lender) from the Secretary of State of the jurisdiction of organization of the Borrower and the Guarantor and each other state in which the Property or any of the Security Interest Property is located and in which the Borrower’s and/or the Guarantor’s failure to be duly qualified or licensed would have a Material Adverse Effect.
(b)All organizational and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of organizational proceedings and governmental approvals, if any, which the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper organizational authorities.
1.07Financial Statements. On or prior to the Effective Date, the Lender shall have received Guarantor’s Form 10-Q for the fiscal quarter ending June 30, 2024.
1.08Credit Reports. The Lender shall have received such credit reports regarding the Borrower and the Guarantor as the Lender shall require. The Lender may, in its discretion, procure a credit report on the Borrower and the Guarantor in form and substance acceptable to the Lender in the Lender’s sole and absolute discretion. The Lender may make such inquiries as

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described above as the Lender deems necessary or appropriate, in its sole and absolute discretion, to the extent allowed by law, both prior to and after the Effective Date.

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1.09Security Interest.
(a)As security for the payment and performance of the Obligations, the Borrower hereby grants a security interest to the Lender, in and to all of the Borrower’s right, title and interest, whether now existing or hereafter arising and wheresoever located, in and to all assets of Borrower, including, without limitation, all of the Borrower’s right, title and interest in and to the following (collectively, the “Collateral”):
(i)The Mortgage Loan and all related Collateral Documents, including without limitation all rights to payments and prepayments of principal, interest, exit fees, breakage costs, penalties and other sums due or to become due under or in connection with the Mortgage Loan, all rights in and to any insurance policies payable with respect to the Mortgage Loan and the proceeds thereof and all rights in and to any condemnation proceeds in connection with the Mortgaged Property;
(ii)All other personal property, contract rights, servicing agreements, servicing rights and servicing fees and income or other proceeds, amounts and payments payable to the Borrower as compensation or reimbursement relating to the Mortgage Loan, including, without limitation, all Reserve Funds, Reserve Accounts and other accounts, payments, intangibles and general intangibles of every kind relating to the Mortgage Loan;
(iii)All escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by the Borrower or any other person or entity with respect to the Mortgage Loan, including, without limitation, the Collateral Documents and any other instruments necessary to document or service the Mortgage Loan and/or the Mortgaged Property;
(iv)All now existing or hereafter arising deposit accounts (including the Collection Account, but excluding any escrow accounts other than as provided in clause (iii) above) maintained in the Borrower’s name with the Lender, and any and all funds at any time deposited or held therein;
(v)Intentionally Deleted;
(vi)All cash, whether now existing or acquired after the Effective Date, delivered to, or otherwise in the possession of the Lender, or its respective agents, bailees or custodians, in each case in accordance with the terms of this Agreement (provided, however, that with respect to funds held by the Borrower in trust or escrow for any other Person with the Lender, only the Borrower’s interest in earnings on such funds shall be Collateral) or designated on the books and records of the Borrower as assigned and pledged to the Lender; and

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(vii)All proceeds (including related securitization proceeds) of all of the foregoing.

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(b)As long as the Loan is outstanding or there remains any Obligation to be paid or performed under this Agreement or under any other Credit Document, the Borrower shall preserve and maintain, at its chief executive office or principal place of business, or in a regional office or offsite storage facility reasonably acceptable to the Lender, and, reasonably promptly following written request make available to the Lender, the originals, or copies in any case where the originals have been delivered to the Lender (pursuant to this Agreement), the Servicer (pursuant to the Servicing Agreement) or the Agent (pursuant to the Mortgage Loan Documents) of all Collateral Documents relating to, or part of, the Mortgage Loan, and other and all related documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Mortgage Loan.
(c)Notwithstanding anything to the contrary in this Agreement or any other Credit Document, the Borrower shall remain liable under each item of the Collateral granted by it, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms thereof and any other agreement giving rise thereto, and in accordance with and pursuant to the terms and provisions thereof. Whether or not the Lender has exercised any rights in any of the Collateral, the Lender shall have no obligation or liability (except for liabilities arising out of the gross negligence or willful misconduct of the Lender) under any of the Collateral (or any agreement giving rise thereto) by reason of or arising out of this Agreement or any other Credit Document or the receipt by the Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any of the Collateral (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any of the Collateral (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(d)The Borrower authorizes the Lender to file financing statements to perfect and continue the Lender’s security interest in the Collateral. The Borrower shall execute and cooperate with the Lender in obtaining from third parties, control agreements in form reasonably satisfactory to the Lender with respect to the Collateral consisting of investment property, deposit accounts, letter-of-credit rights, and electronic chattel paper (each within the meaning of the UCC). The Lender acknowledges that the Lender shall not issue instructions as to the disposition of any Collateral subject to such control agreements except pursuant to the exercise of remedies hereunder while an Event of Default has occurred and is continuing.
(e)This Agreement constitutes an authenticated record which authorizes the Lender to file such financing statements as the Lender determines as appropriate to perfect or protect the security interests created by this Agreement and any other Credit Document.
1.10No Material Adverse Effect. No Material Adverse Effect shall have occurred and be continuing.

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1.11No Existing Indebtedness or Liens. Prior to the making of the Loan, no Liens shall encumber Borrower’s interest in Mortgage Loan held or to be held by the Borrower, other than

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Liens in favor of the Lender and those expressly approved of by the Lender in writing (including those Liens permitted under any of the Credit Documents), and the Borrower shall have delivered evidence reasonably satisfactory to the Lender that any and all other pledges, security agreements and mortgages in respect thereof have been released or will be released by the payment of all or a portion of the proceeds of the Loan.
1.12Delivery of the Collateral; Custodial Provisions.
(a)The Borrower acknowledges and agrees that the Collateral secures the Loan and all amounts due and payable under the Credit Documents.
(b)Prior to the making of the Loan, the Custodian (or its counsel), or other bailee acceptable to the Lender in its sole and absolute discretion, shall have received or taken control and possession of the Collateral Documents relating to the Mortgage Loan. The Custodian shall segregate and maintain continuous custody of all such documents received and not release such documents or transfer such documents to any other party except (i) as agreed by the Borrower and the Lender, or (ii) in connection with the enforcement of the Lender’s rights hereunder.
(c)Upon satisfaction in full of all Obligations, the Collateral Documents (to the extent remaining in the Custodian’s possession or control (i.e., to the extent not previously released to, or at the direction of, the Borrower and the Lender in accordance with the terms and provisions of this Agreement) will be returned to the Borrower, the Lender shall provide to the Borrower UCC termination statements with respect to the Collateral and, at Borrower’s sole cost and expense, take all other steps reasonably necessary or desirable to release its security interest in the Collateral.
(d)Intentionally Deleted.
(e)Collateral Assignment Indemnification Obligation. In the event that on or prior to the Effective Date (a) any of the notes and/or any of the mortgages or other related security documents, in each case, given to evidence or secure any of the Mortgage Loan Documents were lost or misplaced by the Borrower or any predecessor in interest and/or have not been delivered to Lender with the related assignment(s) of the Mortgage, or (b) any allonge(s) or any lost note affidavit(s) or similar document(s) for or relating to any of the notes have not been delivered to Lender with the related assignment(s) of the Mortgage (“(a)” and/or “(b)”, immediately foregoing, each, a “Defect”, and such notes, allonges, mortgages, assignments of mortgage and other related security documents, in each case, given to evidence or secure any of the Mortgage Loan Documents, collectively the “Assigned Documents”), Borrower hereby agrees that, notwithstanding the fact that prior to the Effective Date, any of the Assigned Documents may have been lost or misplaced or may not have been delivered to Lender or may contain or suffer from any Defect(s), Borrower remains indebted to Lender in the full Principal Amount then outstanding and interest as set forth hereinabove. Borrower further agrees and hereby irrevocably waives any and all claims, rights and defenses related to (i) the failure to deliver any of the Assigned Documents to the Lender, (ii) the Lender’s failure to hold, obtain or

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deliver any of the Assigned Documents, as applicable, which were not delivered to it and/or (iii) any Defect(s). Borrower hereby releases and indemnifies Lender for, assumes liability for, and agrees to pay, protect, defend and save Lender harmless for, from and against, any and all liabilities, obligations, losses,

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damages, costs and reasonable expenses (including, without limitation, reasonable attorneys’ fees), causes of action, suits, claims, demands and judgments that may at any time be imposed upon, incurred by or awarded against Lender (collectively, “Losses”), including, without limitation, by the Underlying Obligor, its successors and/or assigns, as a result of Lender not having possession of, or based upon the failure of Lender to hold, obtain, deliver or produce any of, the Assigned Documents, or any part thereof, or in connection with any lost note affidavit or similar document with regard to the Assigned Documents or any assignment of any constituent note or mortgage, and/or in defending any claim or in countering any defense(s) asserted in violation of this paragraph. Borrower, for itself and for its successors and assigns, hereby forever waives any requirement that Lender: (i) produce, deliver, display, indorse, exhibit, or otherwise demonstrate possession of the Assigned Documents or prove due execution or authority to execute any assignment of any note or mortgage constituting the Assigned Documents; or (ii) deliver any bond, security, indemnity, affidavit or other documentation in connection with the Assigned Documents or any of them. Borrower will promptly pay any amounts owing to Lender pursuant to this paragraph within ten (10) days after written demand therefor by Lender. Notwithstanding the foregoing, the Lender shall not be entitled to any indemnification, defense, hold harmless, payment or release hereunder if the Lender’s Losses resulted directly from the Lender’s gross negligence, bad faith or willful misconduct.
1.13Fees and Expenses. Prior to the making of the Loan, or upon receipt of invoices from the Lender, the Borrower shall have paid all Fees then due and payable to the Lender. The Borrower shall also pay all of the Lender’s reasonable and customary out-of-pocket legal, custodial (to the extent not included in the definition of Fees) and third-party consultant and paying agent expenses in connection with the due diligence and documentation of the Mortgage Loan on or prior to the Effective Date, with respect to the Loan hereunder.
1.14No Litigation. There shall be no judgment, order, injunction or other restraint which shall prohibit or impose, and no litigation pending or threatened in writing against or affecting the Borrower or the Guarantor, which, in the reasonable opinion of the Lender, would prohibit or result in the imposition of materially adverse conditions upon, the financing contemplated hereby, or otherwise have a Material Adverse Effect.
1.15Appraisal. On or prior to the making of the Loan, the Lender shall have received an Appraisal, issued not earlier than one year prior the Effective Date, with respect to the Mortgaged Property.
1.16Underlying Obligor Equity Contribution. Prior to the making of the Loan, an equity reconciliation evidencing the contribution by the Underlying Obligor of cash equity in an amount equal to or greater than the amount required to be contributed by the Underlying Obligor pursuant to the Mortgage Loan Documents.
1.17Terminations by Existing Lender. Prior to the making of the Loan, the holders of any Lien on any Collateral shall have prepared and delivered and authorized the filing of and the Lender, its counsel, the Custodian or acceptable bailee shall have received either UCC

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termination statements (or, if acceptable to the Lender, UCC assignments) and other documentation evidencing the termination (or, if acceptable, assignments) of such Liens in the Collateral and the collateral described in any Credit Document.

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1.18Collection Account. The Lender has an exclusive, first priority, perfected security interest in the Collection Account and all proceeds thereof.
1.19Reserves. The Lender has an exclusive, first priority security interest in the Reserve Funds and interest earned on any such accounts will be paid in accordance with the applicable Collateral Documents.
1.20Conditions Precedent. All conditions precedent for Mortgage Loan disbursements made (or to be made) shall have been timely satisfied in accordance with all applicable terms and conditions of the Mortgage Loan Documents, and the Borrower shall have fully funded the Mortgage Loan disbursements required to have been made prior to the making of the Loan pursuant to schedule of disbursements provided to the Lender.
Section 6. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make the Loan as contemplated hereby, the Borrower makes the following representations, warranties and agreements as of the Effective Date, all of which shall survive the execution and delivery of this Agreement and the Note and the giving of the Extension Notice shall be, deemed to constitute a representation and warranty that the matters as specified in this Section 6 are true and correct in all respects on and as of the Effective Date, the date of the Extension Notice, if any, and the Extension Term Commencement Date, if any, as applicable, unless expressly stated to relate to a specific earlier date:
1.01Status. The Borrower (a) is a limited liability company, duly formed, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, (b) has the power and authority to own its property and assets and to transact the business in which it is engaged and (c) is duly qualified and in good standing in each jurisdiction in which the Property or any of the Security Interest Property is located and where the failure to be duly qualified or licensed would have a Material Adverse Effect. The Borrower is a Special Purpose Entity. An organizational chart depicting all Persons comprising the Borrower is attached hereto as Schedule 6.18 and is true, correct and complete. The Borrower has delivered to the Lender true, correct and complete copies of all of the Organizational Documents of the Loan Parties.
1.02Power and Authority. The Borrower has the limited liability company power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

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1.03No Violation. Neither the execution, delivery or performance by the Borrower of the Credit Documents executed by it, nor compliance by it with the terms and provisions thereof,
(i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction

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or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than a Lien permitted pursuant to Section 8.01 upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject, or
(iii) will violate any provision of any of Borrower’s organizational documents.
1.04Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document executed by Borrower, or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.
1.05Financial Statements; Financial Condition; Undisclosed Liabilities; etc.
(a)The financial statements and balance sheets of the Guarantor furnished to the Lender prior to the Effective Date and the related documentation of the Guarantor’s financial position for the fiscal period then ended present fairly the financial condition of the Guarantor at the date of such financial statements and the results of operations and cash flows for such fiscal period. Such financial statements have been prepared in accordance with GAAP. Since the date of such financial statements there has not occurred any Material Adverse Effect with respect to the Borrower or the Guarantor.
(b)Except as fully reflected on the financial statements referred to in Section 6.05(a), there will be as of the Effective Date no liabilities or obligations with respect to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would have a Material Adverse Effect. Except as set forth in Schedule 6.05(b), as of the Effective Date the Borrower does not know of any basis for the assertion against the Borrower of any liability or obligation of any nature whatsoever which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
1.06Litigation. Except as set forth in Schedule 6.06, there is no action, suit or proceeding pending against, or to the actual knowledge of the Borrower threatened against or affecting, (i) the Borrower, the Guarantor, or the Pledgor, (ii) the Credit Documents or any of the transactions contemplated by the Credit Documents or (iii) any of the assets of the Borrower, the Pledgor, or the Guarantor, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Credit Documents.

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1.07True and Complete Disclosure. No factual information (taken as a whole) heretofore or contemporaneously furnished in writing by or on behalf of the Borrower, the Guarantor or the Pledgor to the Lender for purposes of or in connection with this Agreement or

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the other Credit Documents (including, without limitation, all information contained in any of the Credit Documents) contains, and no factual information (taken as a whole) hereafter furnished in writing by or on behalf of the Borrower, the Guarantor or the Pledgor to the Lender pursuant to the terms of the Credit Documents will contain, any untrue statement of a material fact as of the date as of which such information is dated or certified or, to the knowledge of the Borrower, the Guarantor or the Pledgor, omits to state a material fact necessary to make such information (taken as a whole) not misleading in any material respect in light of the circumstances under which such information was provided. The Borrower, the Pledgor, and the Guarantor have disclosed to the Lender in writing any and all facts which have or may have (to the extent the Borrower can now reasonably foresee) a Material Adverse Effect.
1.08Use of Proceeds; Margin Regulations. All proceeds of the Loan will be used to reimburse the Borrower for advanced made by the Borrower under the Mortgage Loan in accordance with the terms and provisions of the Mortgage Loan Documents; provided, however, that no part of the proceeds of the Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of the Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.
1.09Tax Returns and Payments. Each of the Borrower and the Guarantor has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Borrower and the Guarantor has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower or the Guarantor, as the case may be) for the payment of all federal, state and foreign income taxes applicable for all applicable prior fiscal years and for the current fiscal year to the Effective Date.
1.10Compliance with ERISA.
(a)No liability under Section 4062, 4063, 4064 or 4069 of ERISA has been or is expected by the Borrower to be incurred by the Borrower or any ERISA Affiliate thereof with respect to any Plan in an amount that could reasonably be expected to have a Material Adverse Effect with respect to the Borrower.
(b)No Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. Neither the Borrower nor any ERISA Affiliate thereof is (i) required to give security to any Plan pursuant to Section 401(a) (29) of the Code or Section 307 of ERISA, or (ii) subject to a Lien in favor of such a Plan under Section 302(f) of ERISA.

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(c)Any Plan of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect with respect to the Borrower.

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(d)The Borrower has not incurred a tax liability under Section 4975 of the Code or a penalty under Section 502(i) of ERISA in respect of any Plan which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect to the Borrower.
(e)Neither the Borrower nor any ERISA Affiliate thereof has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan which will result in withdrawal liability to the Borrower, any of its Subsidiaries or any ERISA Affiliate thereof in an amount that could reasonably be expected to have a Material Adverse Effect with respect to the Borrower.
1.11Compliance with Statutes, etc. The Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as would not (i) in the aggregate, have a Material Adverse Effect, and (ii) affect in any respect the validity or enforceability of any Credit Document executed by it or the Lender’s rights in the Collateral or in the collateral described in any Credit Document.
1.12Investment Company Act; Public Utility Holding Company Act. The Borrower is not (x) an “investment company” required to register as such under the Investment Company Act of 1940, as amended, or the rules and regulations thereunder (together the “Investment Company Act”), nor is it “controlled” (within the meaning of the Investment Company Act) by an “investment company” required to register as such under the Investment Company Act, (y) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.
1.13No Burdensome Agreement. The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or organizational restriction which by its terms would have a Material Adverse Effect.
1.14Security Interests. This Agreement and the other Credit Documents create, as security for the Obligations, valid and enforceable security interests in and Liens on all of the Collateral (and any collateral described in any other Credit Document) in favor of the Lender which are perfected and superior and prior to the rights of all third Persons and subject to no other Liens (other than Liens permitted pursuant to Section 8.01). The Borrower has good and marketable title to all of the Collateral (and any collateral described in any other Credit Document), free and clear of all Liens except those described in the preceding sentence.
1.15Registration. To the extent required by applicable law, the Borrower currently is, and will be at all times at which the Loan is outstanding hereunder, licensed, registered, approved, qualified or otherwise authorized in good standing as a mortgage banker, mortgage broker, real estate broker, servicer of mortgage loans or otherwise in each jurisdiction in which

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the conduct of its business requires such licensing, registration, approval, qualification or other authorization.

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1.16Representations, Warranties and Agreements Relating to the Mortgage Loan.
(a)At all times during which the Loan is outstanding or there remains any Obligation under the Loan to be paid or performed, the Mortgage Loan will (i) be a legal, valid and binding obligation of the Underlying Obligor enforceable in accordance with its terms subject to no offset, defense or counterclaim and obligating such Underlying Obligor to make the payments specified therein; (ii) be owned by the Borrower (in a proportion equal to its interest in the Mortgage Note) and shall be subject to no Lien or claim whatsoever, either legal or equitable, other than as disclosed to the Lender and those granted to the Lender; (iii) not be Restructured (as that term is defined in Section 8.06) without the Lender’s consent (which shall not be unreasonably withheld, conditioned or delayed, provided that upon the occurrence of an Event of Default, Lender’s consent shall be in its sole and absolute discretion), except in the ordinary course of the Borrower’s business; and (iv) not have been selected for pledge hereunder utilizing procedures, other than those necessary to comply with the representations and warranties set forth herein, which are adverse to the interests of the Lender.
(b)The Borrower shall use commercially reasonable efforts to cause Servicer and/or Agent, as applicable, to ensure that the Underlying Obligor maintains the insurance (including, without limitation, property and casualty insurance and, if applicable, flood insurance) in form, substance, deductibles and with the amounts and as required under the applicable Collateral Documents, and if Underlying Obligor shall fail to maintain the required insurance, Borrower shall instruct Servicer and/or Agent, as applicable, to obtain such insurance at Borrower’s cost and expense. The Borrower shall instruct and shall use commercially reasonable efforts to cause Servicer and/or Agent, as applicable, to (i) furnish to the Lender evidence of insurance for the Mortgaged Property on or prior to the Effective Date and thereafter as and when reasonably requested by the Lender and (ii) provide the Lender with copies of the Underlying Obligor’s property and liability (and, if applicable, flood) insurance policies naming the Borrower as Mortgagee, Lender’s Loss Payable and Additional Insured on or prior to the Effective Date and thereafter as and when reasonably requested by Lender. In no event shall the Borrower agree to amend the insurance requirements in the Collateral Documents without the Lender’s prior written consent.
(c)The Borrower shall furnish to the Lender all third-party reports provided to the Borrower by the Underlying Obligor and/or the Servicer and/or Agent, as applicable, in connection with the Mortgage Loan Documents.
(d)The Borrower has complied in all material respects with and is not in violation in any material respect of, and will comply in all material respects with and will not be in violation in any material respect of, any law or regulation relating to the Mortgage Loan.
(e)With respect to the Mortgage Loan, the Borrower has complied in all material respects with, and will comply in all material respects with, to the extent applicable, (A) all applicable state and federal laws, including but not limited to (i) the Real Estate Settlement Procedures Act of 1974, (ii) the Equal Credit Opportunity Act, (iii) the Federal Truth in Lending

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Act and Regulation Z of the Board of Governors of the Federal Reserve System, (iv) any laws requiring persons providing appraisals of property values to be properly licensed, and (v) all other usury, disclosure, consumer credit protection or truth-in-lending laws which may apply, and in

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each such case with all regulations promulgated in connection therewith as the same may be from time to time amended and will maintain sufficient documentary evidence in its file to substantiate such compliance (including, without limitation, delivery of all necessary disclosure statements) and (B) all of the terms and provisions of the Mortgage Loan and of any contractual escrow and Reserve arrangements applicable thereto.
(f)There is no default on the part of Underlying Obligor or any guarantor of any obligation of Underlying Obligor under any of the Collateral Documents and to Borrower’s knowledge no event has occurred and is continuing which constitutes a default or an “Event of Default” or which with notice or the passage of time or both would constitute a default or “Event of Default” under any provision of the Collateral Documents.
1.17Title to Property. The Borrower has good title to all of its property, including the its interest in the Mortgage Loan, the value of which is included in the financial statements delivered pursuant hereto, subject to no Liens, encumbrances or claims other than those disclosed on such financial statements or in favor of the Lender or otherwise permitted by the Lender.
1.18Fictitious Names, etc. The Borrower does not operate or do business under any assumed, trade or fictitious name. The Borrower has not been known as or used any other name (either through merger, consolidation or name change), fictitious name or trade name. The Borrower’s federal tax identification number and organizational number is set forth on Schedule 6.18.
1.19Solvency. On the Effective Date and on the Extension Term Commencement Date, if any, as applicable, each of the Borrower and the Guarantor is solvent, generally able to pay its obligations as they become due, has sufficient capital to carry on its business and transactions and all businesses and transactions in which it intends to engage, and the current value of the Borrower’s and the Guarantor’s assets, at fair saleable valuation, exceeds the sum of its liabilities, respectively. Neither the Borrower nor the Guarantor shall be rendered insolvent by the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby and the capital remaining in the Borrower and the Guarantor is not now and shall not foreseeably become unreasonably small to permit the Borrower and the Guarantor, respectively, to carry on its business and transactions and all businesses and transactions in which it is about to engage. Neither the Borrower nor the Guarantor intends to, nor does it reasonably believe it shall, incur debts beyond its ability to repay the same as they mature.
1.20No Investigations. On the Effective Date and on the Extension Term Commencement Date, if any, as applicable, there are no known material citations, warrants or notices or any investigations from any federal, state or local government concerning Borrower’s business.
1.21Principal Office. As of the Closing Date, the principal office, chief executive office and principal place of business of the Borrower is 1345 Avenue of the Americas, Suite

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32A, New York, New York 10105. The Borrower will not change its principal office or state of formation without promptly notifying the Lender.

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Section 7. Affirmative Covenants. The Borrower covenants and agrees that as of the Effective Date, and thereafter for so long as this Agreement is in effect and until the Loan has terminated, the Note is no longer outstanding and the Principal Amount, together with interest, Fees and all other Obligations, are paid in full:
1.01Information Covenants. The Borrower shall maintain a standard system of accounting in accordance with then current GAAP; and will furnish to the Lender and its duly authorized representatives such information respecting the business and financial condition of the Borrower and the Guarantor and such information respecting the Mortgage Loan as the Lender may reasonably request; and without any request, the Borrower shall furnish or cause to be furnished to the Lender:
(a)Promptly, and in any event not later than the earlier to occur of (i) ninety
(90) days after the end of each calendar year and (ii) thirty (30) days after the filing thereof with the Securities and Exchange Commission (the “SEC”), the audited consolidated balance sheet of the Guarantor and its consolidated subsidiaries as at the end of such calendar year and the related consolidated statements of income, retained earnings and cash flows for the Guarantor and its consolidated subsidiaries, setting forth, in comparative form the figures for such calendar year and the previous calendar year, all in reasonable detail and accompanied by a report thereon of an independent public accounting firm of recognized national standing, which report will not be qualified as to scope or contain any “going concern” qualification, and will state that such financial statements present fairly in all material respects the financial position of the Guarantor and its consolidated subsidiaries as at the dates indicated and the results of its operations and changes in its financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;
(b)Promptly, and in any event not later than the earlier to occur of (i) ninety
(90) days after the end of each calendar quarter for the first three (3) calendar quarters of each calendar year, and (ii) thirty (30) days after the filing thereof with the SEC, the unaudited consolidated balance sheet of the Guarantor and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income, retained earnings and cash flows for the Guarantor and its consolidated subsidiaries for such quarter, setting forth in each case in comparative form the figures for the corresponding period(s) of the previous calendar year and the then current calendar year, all in reasonable detail and certified by the chief financial officer of the Guarantor that they (x) present fairly in all material respects the financial condition of the Guarantor and its consolidated subsidiaries as at the dates indicated and the results of its operations for the periods indicated and (y) have been prepared in accordance with GAAP, subject to the absence of footnotes and changes resulting from audit and customary year-end adjustments;
(c)With the delivery of the Guarantor’s financial statements referred to in Section 7.01(a), a certified statement of Guarantor’s Liquid Assets, in the form attached to the

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Guaranty as Exhibit A, together with all supporting documentation required in connection therewith, and otherwise in form and content reasonably acceptable to Lender in all respects, which statement shall indicate Guarantor’s compliance with the financial covenants set forth in Section

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3.11 of the Guaranty, and certified by an authorized officer of Guarantor as being complete, true and correct in all respects;
(d)With the delivery of the Guarantor’s financial statements referred to in Section 7.01(a), a certified statement of Guarantor’s Tangible Net Worth, in the form attached to the Guaranty as Exhibit A, together with all supporting documentation required in connection therewith, and otherwise in form and content reasonably acceptable to Lender in all respects, which statement shall indicate Guarantor’s compliance with the financial covenants set forth in Section
3.11 of the Guaranty, and certified by an authorized officer of Guarantor as being complete, true and correct in all respects;
(e)Promptly after receipt from the Underlying Obligor and/or the Servicer and/or Agent, as applicable, (i) any and all property level financial information (including, without limitation, title documents, searches and continuations, surveys, organizational documents and resolutions, opinions of counsel, plans, specifications, drawings, permits and approvals, construction, architectural, engineering and design contracts, construction/progress reports/schedules, budgets, project cost statements, requisitions, consultant reports, lien waivers, management contracts, leases, rent rolls and income and expense statements with respect to the Mortgaged Property) required to be provided by the Underlying Obligor by the Collateral Documents, and (ii) copies of any and all other reports, certificates and other documents and information which the Underlying Obligor is obligated to deliver to the Borrower under any of the Collateral Documents (including, without limitation, Underlying Obligor’s requests for the release of any Reserve Account funds, annual budgets and sales velocity reports, as applicable); and
(f)Contemporaneously with the reports and financial information furnished to the Lender pursuant to Sections 7.01(a)-(e) above, an officer’s certificate from the Borrower addressed to the Lender, and a statement, certifying to its knowledge that, as of such date, (x) the Borrower is in material compliance with all of the terms and conditions of this Agreement and the other Credit Documents and (y) no Default or Event of Default thereunder exist.
1.02Books, Records and Inspections. The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with then current GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will permit officers and authorized representatives of the Lender to visit and inspect any of the properties of the Borrower and to examine the books of record and account of the Borrower and/or, to the extent Borrower has such right, of the Servicer and/or Agent, as applicable, and to discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, the Borrower, and to the extent Borrower has such right, the Servicer and/or Agent, as applicable, and each of their officers, employees and independent accountants, all at such reasonable times and intervals and to such extent as the Lender may request. Any such inspection and/or examination shall be at the Borrower’s expense, and may include an audit by the Lender of the servicing of the Collateral by the Borrower and the

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servicing of the Mortgage Loan and such procedures as the Lender deems appropriate to confirm the reporting of the Mortgage Loan. The inspections and/or examinations conducted pursuant to this Section 7.02 shall be in addition to and independent of any other due diligence conducted and/or requested by the Lender pursuant to this Agreement.

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1.03Maintenance of Property; Insurance. The Borrower will (i) keep all property necessary for the operation of its business in good working order and condition, and (ii) furnish to the Lender, upon written request, full information as to the insurance carried. The provisions of this Section 7.03 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the security documents that require the maintenance of insurance.
1.04Franchises. The Borrower will do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, qualifications, licenses, permits and patents if the failure to maintain the same could reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 7.04 shall prevent the withdrawal by the Borrower of its qualification as a foreign limited liability company in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect.
1.05Compliance with Statutes, etc. The Borrower will, and will cause each (except in the case of independent third parties not subject to Control by the Borrower) appraiser, correspondent, broker or other service provider that participates with the Borrower in the servicing, acquisition or management or operation of the Mortgage Loan to comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to (1) licensing or registration (as described in Section 6.15 hereof) and (2) environmental standards and controls) except such noncompliance as could not (i) adversely affect in any material manner the legality, validity or enforceability of the Mortgage Loan, or (ii) in the aggregate, have a Material Adverse Effect.
1.06ERISA. As soon as possible and, in any event, within ten (10) days after the Borrower or any of its ERISA Affiliates knows any of the following, the Borrower will deliver to the Lender a certificate of the chief financial officer or other officer of the Borrower acceptable to the Lender setting forth details as to such occurrence and such action, if any, which the Borrower or such ERISA Affiliate is required or proposes to take with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application could reasonably be expected to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan has been or could reasonably be expected to be terminated other than in a standard termination under ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA; that proceedings could reasonably be expected to be or have been instituted to terminate a Plan other than in a standard termination under ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; or that the Borrower or any of its ERISA Affiliates will or could reasonably be expected to incur any material liability having a Material Adverse Effect (including any material contingent or secondary liability having a Material Adverse Effect) to or on account of the termination of or

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withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or with respect to a Plan under Section 4971 or 4975 of the Code or Section 409, 502(i) or 502(1) of ERISA. No later than ten (10) calendar days after the

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Lender’s reasonable request therefor, the Borrower will deliver to the Lender a complete copy of the annual report (Form 5500) of each Plan filed with the Internal Revenue Service.
1.07Performance of Obligations. The Borrower will pay, discharge and perform, at or before maturity, all of its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any liabilities.
1.08Payment of Taxes. The Borrower will pay and discharge all material taxes, assessments and governmental charges or liens imposed upon the Borrower or upon the Borrower’s income or profits, or upon any properties belonging to the Borrower, prior to the date on which any penalties attach thereto and all lawful claims which, if unpaid, might become a Lien upon any such property.
1.09Banking Relationship.
(a)Borrower shall establish and, until all Obligations are paid in full, shall at all times maintain the Collection Account with the Lender from which the Lender shall be authorized to automatically deduct and apply all payments as provided in Section 2.10, Fees and any other expenses due the Lender under any Credit Document. Borrower authorizes the Lender to disburse from the Collection Account any and all sums necessary to pay the aforementioned amounts when due. In the event Borrower fails to maintain the Collection Account during the term of the Loan, or fails to maintain sufficient funds therein for payments due hereunder or under any other Credit Document, and Borrower fails to cure the same within five (5) days after notice, the Interest Rate shall be increased by one-half of one percent (0.50%) per annum on the Principal Amount until such time as the Collection Account is restored with sufficient funds. This interest rate increase is in addition to all other remedies available to Lender for any such breach, which breach shall each constitute an Event of Default under this Agreement and each other Credit Document at the option of the Lender.
(b)Borrower shall establish a depository account (the “Depository Account”) with the Lender and, until all Obligations are paid in full, shall maintain in such account a minimum compensating balance of not less than $7,500,000.00, to be tested by Lender on a semi- annual basis on March 1st and September 1st of each calendar year, which amount is inclusive of all amounts on deposit in the Collection Account and any amounts on deposit in any other account(s) with the Lender in the name of the Borrower, the Pledgor, the Guarantor, or any Affiliate of the Borrower, the Pledgor, the Guarantor. In the event Borrower fails to maintain sufficient funds with the Lender to satisfy the minimum compensating balance requirement on the test dates set forth herein, and Borrower fails to cure the same within five (5) days after notice, the Interest Rate shall be increased by one quarter of one percent (0.25%) per annum on the Principal Amount until such time as the minimum compensating balance requirement herein is satisfied. This interest rate increase is in addition to all other remedies available to Lender for any such breach, which breach shall each constitute an Event of Default under this Agreement and each other Credit Document at the option of the Lender.

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1.10Collateral.
(a)The Borrower will (i) warrant and defend the right, title and interest of the Lender in and to the Collateral and any collateral described in any Credit Document against the claims and demands of all Persons whomsoever; (ii) hold or cause to be held all escrow funds collected in respect of Collateral in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected; and (iii) establish and maintain, in favor of the Lender, a valid and perfected first priority security interest in the Collateral, free and clear of any adverse claims, including, without limitation, the filing of all financing statements or other similar instruments or documents, and delivering the Collateral Documents to the Custodian (or its counsel) under this Agreement, necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the first priority security interest of the Lender in the Collateral and such other action to perfect, protect or more fully evidence the interest of the Lender in the Collateral as the Lender may request. Notwithstanding anything to the contrary contained in this Agreement, Borrower authorizes Lender to file an all-asset UCC financing statement.
(b)The Lender has the right, from time to time, to conduct due diligence of any kind on the Mortgage Loan which continues to serve as Collateral for the Obligations under this Agreement and the Note. Such due diligence shall include, but not be limited to, Appraisals on the Mortgaged Property utilizing a valuation methodology determined by the Lender in its sole and absolute discretion and environmental site assessments of such Mortgaged Property in form and scope required by the Lender in its sole and absolute discretion, in each case, subject to the express provisions of the Mortgage Loan Documents.
1.11Mortgage Loan. Provide to Lender:
(a)promptly after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower, executed by an officer of the Borrower, specifying the nature of such condition, and the Borrower’s proposed initial response thereto: (i) the receipt by the Borrower of any written communication, whether from the Underlying Obligor, the Servicer, the Agent, a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, the Underlying Obligor, the Mortgaged Property is not in compliance with applicable Environmental Laws; (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against the Borrower, the Underlying Obligor, or otherwise involving the Mortgaged Property; or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Material of Environmental Concern at, on, under or proximate to the Mortgaged and that could, in the good faith opinion of the Borrower, form the basis of any Environmental Claim against the Borrower, the Underlying Obligor, or which in any such event could, in the good faith opinion of the Borrower, have a Material Adverse Effect with respect to the Borrower;
(b)promptly after receipt by the Borrower of any material notices or correspondence from (w) the Servicer, (x) the Agent, (y) any company or agent for any company

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providing insurance coverage to the Borrower or the Underlying Obligor relating to any actual loss suffered by the Borrower or the Underlying Obligor, or (z) the Underlying Obligor or any other

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party, in each case not being duly contested in good faith and in any material respect affecting the Mortgaged Property or any Collateral, copies of such notices and correspondence;
(c)promptly, and in any event within thirty (30) days (i) after Borrower obtains actual knowledge of any (A) monetary default by the Underlying Obligor, or (B) other material default that may have a material adverse effect on the Mortgaged Property, the Collateral or the Underlying Obligor, or (ii) after receipt of any correspondence between Borrower and/or the Servicer and/or Agent, as applicable, and Underlying Obligor regarding the existence, continuance or cure of such default or event of default, written notice to Lender of same which notice shall include a summary of the Borrower’s then planned course of action with respect to the Mortgage Loan, including the Collateral (the implementation of which course of action shall be subject to applicable provisions of this Agreement in all respects), and periodically thereafter, within ten (10) days after the Lender’s request, updates of the Borrower’s proposed course of action and developments with respect thereto;
(d)from time to time, upon Lender’s written request, updated insurance certificates with respect to the Mortgaged Property reflecting the renewal or extension thereof from such scheduled expiration date to no earlier than the date required pursuant to the Mortgage Loan Documents, as applicable, and ongoing compliance with the insurance requirements of the Mortgage Loan Documents, as applicable, or, if Borrower is force placing such insurance, then by 10:00 a.m. (New York time) on the Business Day prior to the expiration date of the applicable policies evidence reasonably satisfactory to the Lender that insurance which complies with the requirements of the Mortgage Loan will be in place covering the Mortgaged Property immediately upon the expiration of the existing policy. If the Underlying Obligor fails to provide such certificates in a timely manner pursuant to the Mortgage Loan Documents the Borrower shall promptly notify the Lender of such failure;
(e)from time to time as applicable, and as requested by Lender, an update with respect to the Reserve Accounts and evidence of the timely payment of all real estate taxes and assessments of any kind relating to the Mortgaged Property and any related improvements and other property; and
(f)from time to time such additional information regarding the Underlying Obligor or the Mortgaged Property as the Lender may reasonably request in writing.
1.12Custodian. In connection with this Agreement, until the Loan and all other sums due the Lender under the Credit Documents are paid in full, the Lender shall keep in its possession each of the Collateral Documents, as Custodian. The Lender shall, at the Borrower’s sole cost and expense, cooperate with the Borrower upon the Borrower’s reasonable request to allow for the discharge of the Mortgage Loan (when permitted pursuant to this Agreement and the other Credit Documents), sale of the Mortgage Loan (when permitted pursuant to this Agreement and the other Credit Documents), or the exercise of the Borrower’s remedies with respect to the Mortgage Loan, including but not limited to, the delivery of the original notes,

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mortgages and/or deeds of trust to permit the Borrower or the Servicer and/or Agent, as applicable, to foreclose the Mortgage under terms and conditions satisfactory to the Lender.

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1.13Servicing.
(a)The Borrower may not, without the Lender’s prior approval (which shall not be unreasonably withheld, conditioned or delayed, provided that upon the occurrence of an Event of Default, Lender’s consent shall be in its sole and absolute discretion), subcontract or allow the subcontracting of any portion of the servicing obligations other than to the Servicer pursuant to the Servicing Agreement. To the extent that the Borrower has rights (as lender) under the Collateral Documents to consent to third party property management in connection with any portion of the Mortgaged Property, Borrower shall not approve or permit any change in the present management of the Mortgaged Property without the Lender’s approval, which approval shall not be unreasonably withheld. If an Event of Default occurs under the Credit Documents, the Lender may, at its option, act as servicing agent for receipt of funds from the Mortgage Loan for a fee equal to the servicing fee which is set forth in the Collateral Documents or, if none, a servicing fee which is determined by the Lender to be commercially reasonable, unless servicing of the Mortgage Loan is provided for pursuant to the Servicing Agreement or the collection of a servicing fee is expressly prohibited by the Collateral Documents. The Borrower shall provide copies to the Lender of all written monthly reports received from the Servicer to the extent that they relate to the Mortgage Loan, provided, however, that the Lender reserves the right by written request to the Borrower to request the Servicer to prepare different information or amended or expanded reports, in its reasonable discretion. The Borrower shall permit the Lender or its designee, upon reasonable notice (except in the case of emergency or during the continuance of an Event of Default, in which case no notice shall be required) to inspect its books, records and operations at the Borrower’s sole cost and expense at any time during normal business hours. Upon five (5) days prior written notice from the Lender, the Borrower agrees, at its sole cost and expense, to meet with the Lender or the Lender’s designee or agent at the Lender’s Office or by telephone, to discuss any and all aspects of the Mortgage Loan that the Lender deems appropriate.
(b)The Borrower will not Restructure (as defined in Section 8.06), and without the prior written consent of the Lender (which shall not be unreasonably withheld, conditioned or delayed, provided that upon the occurrence of an Event of Default, Lender’s consent shall be in its sole and absolute discretion) will not permit the Restructure of, any of the material terms of, or settle or compromise any material claim with respect to, the Mortgage Loan or any Collateral Document or any collateral described in any Credit Document. This paragraph is not intended to prohibit waivers or delays by the Underlying Obligor in delivering periodic financial statements and other reports to the Borrower.
1.14Appraisal. In connection with the Borrower’s request to extend the Term of the Loan as provided in Section 2.05, the Lender shall have the right to have the Appraisal updated, which update shall be at the Borrower’s sole cost and expense. In addition, if there has been a significant credit deterioration with respect to the Mortgage Loan, as determined by the Lender in its sole and absolute discretion, exercised in good faith, the Lender shall have the right to have the Appraisal updated, which update shall be at the Borrower’s sole cost and expense. Subject to the Mortgage Loan Documents, the Lender shall also have the right, at any time and from time to

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time, at the Lender’s sole cost and expense, to require the Borrower to obtain additional Appraisals with respect to the Mortgage Loan.

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1.15Conduct of Business and Maintenance of Existence. The Borrower will only engage in the business set forth in its Organizational Documents as in effect on the date hereof and in clause (i) of the definition herein of Special Purpose Entity. Each of the Pledgor and the Guarantor will each maintain its respective organizational structure and business plan in a fashion which will not have a Material Adverse Effect on its ability to perform its respective obligations under the Credit Documents to which it is a party. The Borrower shall at all times maintain its status as a Special Purpose Entity without material deviation from the definition thereof set forth in this Agreement.
1.16Mortgage Loan Default. In the event of an “Event of Default” under the Mortgage Loan which has not been waived or is subject to forbearance as permitted herein, without limiting any of the Borrower’s other obligations under this Agreement, the Borrower shall diligently commence, or shall instruct and shall use commercially reasonable efforts to cause the Servicer and/or Agent, as applicable, to commence, the exercise of the Borrower’s and/or Servicer’s and/or Agent’s, as applicable, rights and remedies against the Underlying Obligor and/or the Underlying Guarantor within thirty (30) days after the occurrence of such “Event of Default” and shall thereafter continue to diligently exercise such rights and remedies.
Section 8. Negative Covenants. The Borrower covenants and agrees that as of the Effective Date, and thereafter for so long as this Agreement is in effect and until the Note is no longer outstanding and the Principal Amount, together with interest, Fees and all other Obligations, are paid in full, without the prior written consent of the Lender, as follows:
1.01Liens. The Borrower will not create, incur, assume or suffer to exist any Lien upon or with respect to (i) Borrower’s interest in the Mortgage Loan or any other Collateral, (ii) any right of the Borrower to service the Mortgage Loan, or (iii) any property or assets (real or personal, tangible or intangible) of the Borrower, whether now owned or hereafter acquired; provided, however, that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of:
(a)Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established;
(b)Liens created pursuant to this Agreement or any other Credit Document;
(c)Mechanic or materialmen liens, but only to the extent the same have been bonded or discharged in a manner satisfactory to the Lender within sixty (60) days’ after the filing thereof.
1.02Consolidation, Merger, Sale of Assets, etc.
(a)The Borrower will not, without the prior written consent of the Lender in its sole and absolute discretion, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (to the extent that such merger or consolidation would constitute a Change in Control) or convey, sell, lease or otherwise dispose of (or agree to do any

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of the foregoing at any future time) all or substantially all of its property or assets or any Collateral

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(unless the proceeds of such sale or other disposition are contemporaneously applied to repay the Loan), without the prior approval of the Lender.
1.03Indebtedness. The Borrower will not contract, create, incur, assume or suffer to exist any Indebtedness, except Indebtedness incurred under the Credit Documents, trade payables incurred in the ordinary course of business, guaranties of the Indebtedness of Subsidiaries permitted pursuant to this Agreement and Subordinated Debt permitted by the Lender in its sole and absolute discretion.
1.04Advances, Investments and Loans. The Borrower will not lend money or credit or make advances to any Person (including, without limitation, the Underlying Obligor, except as expressly permitted pursuant to the Mortgage Loan Documents), or purchase or acquire any stock, ownership interests in any Person, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person.
1.05Transactions with Affiliates. The Borrower will not enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower, other than on terms and conditions substantially as favorable to the Borrower as would be obtainable by the Borrower at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; provided, however, that the Borrower will not:
(a)use, furnish, or rely upon any title insurance or hazard insurance underwritten by or issued by any Affiliate of the Borrower; and
(b)use, furnish, or rely upon an appraisal issued by any Affiliate or by any Person Controlled by any Affiliate of the Borrower.
1.06Restructuring of the Mortgage Loan.
(a)The Borrower will not Restructure, and without the prior written consent of the Lender (which shall not be unreasonably withheld, conditioned or delayed, provided that upon the occurrence of an Event of Default, Lender’s consent shall be in its sole and absolute discretion), the Borrower will not agree to Restructure (to the extent Borrower’s agreement is required for a Restructure) of, and will not approve or consent to a Restructuring of, the Mortgage Loan. To the extent not previously disclosed to the Lender, in writing, the Borrower will notify the Lender of
(i) the occurrence of an Insolvency Event in respect of the Underlying Obligor, (ii) the commencement of foreclosure or similar proceedings in respect of the Mortgaged Property, and
(iii) any other material default in any other material term of the Mortgage Loan, such notice to be delivered not later than ten (10) Business Days following the Borrower’s knowledge of the occurrence thereof in the case of an event specified in clause (ii) and promptly upon the Borrower’s receiving notice or otherwise becoming aware thereof in the case of an event specified in clauses
(i) or (iii).

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(b)If the Borrower desires to Restructure or permit the Restructuring of the Mortgage Loan, the Borrower shall submit a description of the proposed Restructuring to the Lender. For all Restructurings of the Mortgage Loan, the Borrower shall endorse in blank and deliver any original replacement note, if any, to the Lender. The Borrower shall promptly notify

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the Lender immediately of any payment defaults by the Underlying Obligor and following Borrower’s knowledge of other material defaults with respect to the Mortgage Loan that has been Restructured.
(c)“Restructure” or “Restructuring” shall mean any decision or agreement to
(a) forgive any outstanding principal amount; (b) amend, restructure, work out, renegotiate or modify or waive any one or more provisions of any Mortgage Loan Document to (i) reduce the interest rate payable or extend the due date of any payment, whether principal, interest or otherwise (excluding any decision to waive any default interest arising in connection with late interest payment made not more than thirty (30) days following the applicable due date), (ii) extend the Mortgage Loan Maturity Date, other than pursuant to the Underlying Obligor’s proper exercise of the Underlying Obligor’s extension options in accordance with the terms of the Mortgage Loan Documents, or waive any material condition set forth in any Mortgage Loan Document for the extension of the Mortgage Loan maturity date thereunder, (iii) except in compliance with the applicable provisions of the Mortgage Loan Documents upon the payment in full of the Mortgage Loan, or a release of a portion of the Mortgage Property as permitted under the Mortgage Loan Documents, release all or any material portion of any Underlying Collateral, (iv) fully or partially release or limit the liability of the Underlying Obligor or any guarantor of its obligations (excluding, for avoidance of doubt, waiver or forgiveness of any default interest in accordance with the parenthetical in clause (i) above), (v) waive or forgive any amount of principal or interest (excluding, for avoidance of doubt, waiver or forgiveness of any default interest in accordance with the parenthetical in clause (i) above), or (vi) (A) waive any monetary or material non- monetary default (for the avoidance of doubt, material non-monetary defaults shall not include property violations, provided the same do not have material adverse consequence to the Underlying Obligor and/or the Mortgaged Property and/or do not subject the Underlying Obligor to criminal liability), or (B) accept the cure of any “event of default” except as otherwise specifically required pursuant to Mortgage Loan Documents or applicable law; (c) consummate any other modification (including by waiver or consent) that the Borrower or the Lender reasonably determines in good faith is reasonably likely to have a material and adverse impact on
(1) the value of or the Mortgage Loan, (2) the rights of the holder of the Mortgage Loan, or (3) any Underlying Collateral; (d) waive or amend any provision of any Mortgage Loan Document governing the terms and conditions for the Borrower’s making of any Mortgage Loan disbursement in any material respect; (e) consent to or approve any material zoning change affecting the Mortgaged Property; (f) without limiting any other provisions hereof, provide, withhold or make, as applicable, any consent, approval, acceptance or determination as the lender under the Mortgage Loan Documents relating to leases (including subleases and sub-subleases), use of insurance or condemnation proceeds in violation of the Mortgage Loan Documents, material alterations or improvements to the Mortgaged Property in violation of the Mortgage Loan Documents or transfers of all or any material portion of the Mortgaged Property or of the direct or indirect ownership and/or control of the Underlying Obligor, or waive or amend any provision of any Mortgage Loan Document requiring any such consent, approval, acceptance or determination. Notwithstanding the foregoing, in connection with any foreclosure of the Mortgage which is otherwise undertaken by the Servicer and/or Agent, as applicable, the

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Borrower or an Affiliate of the Borrower in accordance with applicable provisions of this Agreement, the Servicer and/or Agent, as applicable, the Borrower or such Affiliate of the Borrower shall be entitled to exercise any lawful rights it may have as mortgagee to terminate any then existing lease of all or any

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material portion of the Mortgaged Property if the Borrower determines to do so in the exercise of the Borrower’s good faith business judgment, except as otherwise prohibited by applicable law.
1.07Modifications of Charter Documents and Certain Other Agreements. The Borrower will not, without the prior written consent of the Lender in its sole and absolute discretion, amend, modify or change any of its formation or operational documents (including, without limitation, by the filing or modification of any certificate of designation) or bylaws or operating agreement, as applicable.
1.08Business. The Borrower will not engage (directly or indirectly) in any business other than as identified in clause (i) of the definition of “Special Purpose Entity”.
1.09Accounting. The Borrower will not make any material changes in its accounting policies or practices except as required or permitted by GAAP.
8.10 Occupancy of Mortgaged Property. The Borrower shall not permit the Underlying Obligor to occupy the Mortgaged Property or any portion thereof.
Section 9.    Events of Default; Remedies.
1.01Events of Default. The occurrence of any of the following specified events shall, at the option of the Lender, constitute an Event of Default (each an “Event of Default”):
(a)The Borrower shall fail to pay (i) any principal and/or interest hereunder when due, or (ii) any Fees or any other amount payable hereunder or under any other Credit Document with five (5) days after the Borrower has received notice thereof;
(b)The Borrower shall fail to observe or perform any term, covenant or provision, not otherwise addressed in this Section 9.01, or the Guarantor shall fail to observe or perform any term, covenant or provision set forth in Section 3.10 of the Guaranty, in either case for twenty (20) days after written notice thereof has been given to the Borrower or the Guarantor, as applicable, by the Lender, or if such breach of covenant is of a nature that is capable of being remedied but that cannot with reasonable effort be completely remedied within said period of twenty (20) days, such additional period of time as may be reasonably necessary to cure same, provided, however, that the Borrower or the Guarantor, as applicable, commences such cure within said twenty (20) day period and diligently prosecutes same, to completion, but in no event shall such extended period exceed sixty (60) days;
(c)Any representation, warranty, certification or statement made by the Borrower or the Guarantor in this Agreement or in any of the other Credit Documents, or made by the Borrower or the Guarantor in any certificate, financial statement or other document delivered by Borrower or Guarantor pursuant to this Agreement or any of the other Credit Documents shall have been false, misleading or otherwise incorrect in any material respect when made (or deemed made); provided, however, that with respect to any such representation, warranty, certification or statement upon which the Lender has not relied to its detriment that is

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capable of being remedied, Borrower shall be permitted twenty (20) days after the earlier to occur of (i) the date on which the Lender notifies the Borrower of such incorrect representation, warranty, certification or statement,

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and (ii) the date on which Borrower first has actual knowledge of any such incorrect representation, warranty, certification or statement, within which to correct such misstatement;
(d)This Agreement or any of the other Credit Documents shall, at any time after its execution and delivery, for any reason cease to be in full force and effect (unless such occurrence is in accordance with its terms or after indefeasible payment in full thereof) or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower or at any time and for any reason the Borrower or any Guarantor seeks to repudiate or revoke its obligations under this Agreement or any of the other Credit Documents;
(e)An Insolvency Event shall occur with respect to the Borrower, the Guarantor or the Pledgor; provided, however, that in the case of the Guarantor, but not the Borrower, such default may be cured if (i) a substitute guarantor that is acceptable to the Lender in its sole and absolute discretion executes and delivers to the Lender, within thirty (30) days after such Insolvency Event, a joinder to the Guaranty in form and substance acceptable to the Lender, jointly and severally guaranteeing the full and timely payment and performance of all of the obligations of such Guarantor under the Guaranty, and (ii) all costs and expenses required to be reimbursed pursuant to the Guaranty or this Agreement in connection with such Insolvency Event and replacement of the affected Guarantor shall have been paid in full;
(f)The Borrower conceals, removes or permits to be concealed or removed, any part of its property, with the intent to hinder, delay or defraud its creditors or any of them, or shall make or permit a Transfer of any of its property which Transfer is fraudulent under any bankruptcy, fraudulent conveyance or similar law;
(g)One or more final, non-appealable judgments or decrees (not paid or fully covered by insurance or for which adequate reserves have not been established in accordance with GAAP) in an aggregate amount at least equal to $1,000,000 shall be entered by a court or courts of competent jurisdiction against the Borrower (other than any judgment which is fully covered by insurance provided by a reputable insurance company, and where the deductible or other retained amount does not exceed a sum equal to $1,000,000 and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within forty five (45) days from the date of entry, or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;
(h)A Change in Control shall occur, unless either (i) the Lender shall consent in writing to such Change in Control pursuant to and in accordance with the terms and conditions of this Agreement or (ii) the Borrower shall have repaid the entire Principal Amount, together with any and all amounts due under the Credit Documents with respect to such prepayment within two
(2) Business Days following demand by the Lender;
(i)(1) (i) any Termination Event occurs, (ii) any accumulated funding deficiency, whether or not waived, exists with respect to any Plan, (iii) any Person engages in any transaction prohibited under the prohibited transaction provisions of ERISA, (iv) the

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Borrower or any ERISA Affiliate fails to pay when due an amount which is payable by it to the PBGC or to a Plan under Title IV of ERISA, (v) the imposition upon the Borrower or any ERISA Affiliate of any tax under Section 4980B(a) of the Code, (vi) the assessment by the Secretary of Labor of a

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civil penalty against the Borrower or any ERISA Affiliate with respect to any Plan under Section 502(c) of ERISA, or (vii) any other event or condition occurs or exists with respect to a Plan, and
(2) any such event or condition set forth in the foregoing clauses (i) - (vii) might reasonably be expected to have a Material Adverse Effect;
(j)The Borrower terminates its existence or suspends or discontinues its business or any other failure to satisfy any term, covenant or provision set forth in Section 7.15;
(k)The Lender no longer has a perfected first priority security interest in the Collateral or any portion thereof, unless the Borrower either (i) cures the loss of such perfected first priority security interest to the satisfaction of the Lender within ten (10) days of receipt of notice from the Lender or (ii) repays the entire Principal Amount, together with any and all amounts due under the Credit Documents with respect to such prepayment within the ten (10) day period referenced above; provided, however, that a release of a portion of the Mortgaged Property in accordance with the Mortgage Loan Documents shall not constitute an Event of Default;
(l)The use or pledge of proceeds of the Loan in a manner inconsistent with or in violation of any of the terms or provisions of this Agreement or any of the other Credit Documents;
(m)The Borrower shall fail to satisfy any term, covenant or provision set forth in Sections 7.09 or 7.16 (after giving effect to the timeframes expressly set forth therein, if any) within ten (10) days following demand by the Lender;
(n)The Guarantor shall fail to satisfy any term, covenant or provision set forth in Section 7.15 above or Section 3.11 of the Guaranty;
(o)A violation of Section 8.06 hereof occurs;
(p)The Borrower or the Guarantor defaults beyond any applicable notice or grace period under any of the other Credit Documents to which the Borrower or the Guarantor is a party; or
(q)The Borrower defaults beyond any applicable notice or grace period under any of the other Collateral Documents.
1.02Remedies.
(a)In addition to all remedies conferred upon the Lender by law or equity or the terms of any Credit Document, upon the occurrence of any Event of Default, the Lender may, without any written notice to the Borrower take any or all of the following actions, without prejudice to the rights of the Lender or the holder of this Agreement or of the Note to enforce its claims against the Borrower (provided, however, that, if an Event of Default specified in Section 9.01(e) shall occur with respect to the Borrower, the result which would occur as specified in

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clauses (i) and (ii) below shall occur automatically without the giving of any notice): (i) declare this Agreement terminated, whereupon this Agreement and the Loan shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any

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kind; (ii) declare the principal of and any accrued interest and all other payments in respect of the Loan and all Obligations to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) if Lender shall not have possession of any or all of the Collateral, take possession of any or all of the Collateral (including, without limitation, taking possession of any or all of the Collateral Documents by delivering notice to the Custodian advising the Custodian that an Event of Default has occurred and instructing the Custodian to deliver such Collateral Documents to Lender or its counsel), (iv) foreclose upon or otherwise enforce its security interest in and lien on any or all of the Collateral (including, without limitation, completing any allonges in blank and completing and filing or recording, as applicable, any assignments in blank) to secure all payments and performance of obligations owed by the Borrower under this Agreement and the other Credit Documents, (v) exercise all of the Lender’s other rights and remedies under the Credit Documents or otherwise available pursuant to applicable law; (vi) with respect to the Mortgage Loan, (A) terminate the Borrower acting as servicer of the Mortgage Loan and service the Mortgage Loan, including the right to institute collection, foreclosure and other enforcement actions with respect to the Mortgaged Property against the Underlying Obligor; (B) enter into modification agreements and make extension agreements with respect to payments and other performances; (C) intentionally deleted; (D) settle and compromise disputes with respect to payments and performances claimed due, all without notice to the Borrower, and all in the Lender’s sole and absolute discretion and without relieving the Borrower from performance of the obligations hereunder; (E) require the Borrower to assemble and make available to the Lender the Collateral and all related books and records at a place reasonably designated by the Lender; (F) collect all Cash Flow directly from Underlying Obligors and tenants; (G) apply all amounts in or subsequently deposited in the Collection Account to the payment of all unpaid Obligations or otherwise as Lender in its sole and absolute discretion shall determine; and (H) substitute immediately a servicer or subservicer to perform the role and functions of a servicer as contemplated by the Credit Documents and any reasonably and customary fees, costs and expenses of, for or payable to the replacement servicer shall be at the Borrower’s sole cost and expense;
(vii) enforce the Lender’s rights and remedies under the Credit Documents and to foreclose or otherwise realize upon the Collateral or to exercise any other rights and remedies available to it at law, in equity or by statute; (viii) proceed against the Borrower under the Note, the Pledgor under the Pledge Agreement in accordance with the terms thereof and applicable law, the Guarantor under the Guaranty in accordance with the terms thereof and applicable law, or any combination of the foregoing; (ix) exercise all of the rights and remedies of a secured party under the UCC and all other rights and remedies accorded to a secured party in equity or at law and/or (x) retain all excess proceeds from the sale or other disposition of the Collateral, and apply them to the payment of the Obligations.
(b)The Lender will not incur any liability as a result of the commercially reasonable sale or other disposition of all or any portion of the Collateral at any public or private sale or other disposition. The Borrower waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that the Lender might have obtained at a

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public sale, or was less than the Principal Amount, accrued and unpaid interest on the Loan, and unpaid fees, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. The Borrower agrees that any sale of Collateral or any other disposition of

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Collateral arranged by the Lender, whether before or after the occurrence of an Event of Default, will be deemed to have been made in a commercially reasonable manner.
(c)The Borrower specifically waives and releases (to the extent permitted by law) any equity or right of redemption after a sale of the Collateral, stay or appraisal that the Borrower has or may have under any rule of law or statute now existing or adopted after the date of this Agreement, and any right to require the Lender to (i) proceed against any Person, (ii) proceed against or exhaust any of the Collateral or pursue its rights and remedies against the Collateral in any particular order, or (iii) pursue any other remedy within its power. The Lender is not required to take any action to preserve any rights of the Borrower or to preserve the Borrower’s rights against other prior parties.
(d)The Lender may, but is not obligated to, advance any sums or do any act or thing necessary to uphold or enforce the Lien and priority of, or the security intended to be afforded by, the Mortgage and the other Mortgage Loan Documents, including payment of delinquent taxes or assessments and insurance premiums after five (5) days’ (or such shorter period as the Lender may determine is necessary under the circumstances in order to protect its interests) notice to cure is given to the Borrower. All advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement of this Agreement, together with interest on those amounts at the Default Rate, from the time paid by the Lender until repaid by the Borrower, are deemed to be principal outstanding under this Agreement and the Note.
Section 10.    Miscellaneous.
1.01Payment of Expenses; Indemnity; Broker.
(a)The Borrower shall pay, whether or not this Agreement becomes effective on the Effective Date, on demand, (i) all reasonable out-of-pocket costs and expenses incurred by the Lender, including reasonable out-of-pocket documentation and diligence fees and expenses associated with entering into, negotiating, preparing, reviewing and executing this Agreement and the other Credit Documents and all related agreements, documents and instruments, (ii) in accordance with Section 5.13 hereof, reasonable out-of-pocket costs and expenses in connection with the due diligence and documentation of the Mortgage Loan, (iii) all reasonable out-of-pocket attorneys’ fees and expenses in connection with (A) any effort to enforce, protect or collect payment of any Obligation or to enforce any Credit Document or any related agreement, document or instrument, or effect collection hereunder or thereunder, and including instituting, maintaining, preserving, enforcing and foreclosing on the Lender’s security interests or Liens in any of the Collateral, whether through judicial proceedings or otherwise, (B) defending or prosecuting any actions, claims or proceedings arising out of or relating to the Lender’s transactions with the Borrower or the Servicer and/or Agent, as applicable, (C) following the occurrence of an Event of Default, seeking, obtaining or receiving any advice with respect to its rights and obligations under this Agreement, any of the other Credit Documents and

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all related agreements, documents and instruments, or (D) any modification, restatement, supplement, amendment, waiver or extension of this Agreement or any Credit Document or any related agreement, document or instrument. Subject to Sections 2.09 and 4.05, in addition and without limiting the foregoing, the Borrower shall pay all taxes (other than taxes based upon or measured by the Lender’s income or revenues

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or any personal property tax), if any, in connection with this Agreement, the issuance of the Note and the recording or filing of any Credit Document and financing statements therefor and pursuant to the Credit Documents, except, in the case of any of the foregoing, any costs or expenses resulting from the gross negligence or willful misconduct of the Lender or its Affiliates, successors or assigns.
(b)Without limiting any other rights which the Lender, or any Affiliate thereof, as well as their respective directors, officers, employees and agents (each, an “Indemnified Party”) may have hereunder or under applicable law, the Borrower hereby agrees to indemnify, protect, hold harmless and defend each Indemnified Party, for, from and against any and all losses, damages, liabilities, demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines, and other sanctions and expenses, including, without limitation reasonable attorneys’ fees (other than repayment of the Obligations, and in all cases excluding consequential, punitive and special damages) (all of the foregoing being collectively referred to as “Indemnified Amounts”) arising out of, relating to or resulting from this Agreement, any other Credit Document or the transactions related thereto, the Collateral or the use of any proceeds of the Loan, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct (as determined by a final judgment of a court of competent jurisdiction) on the part of such Indemnified Party or any Affiliate of such Indemnified Party or any director or officer of such Indemnified Party or of an Affiliate of such Indemnified Party. Without limiting or being limited by the foregoing, the Borrower shall pay on demand to each Indemnified Party any and all amounts necessary (other than repayment of the Obligations) to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:
(i)Any act or omission of the Borrower or its respective employees or agents, whether actual or alleged, relating to the Mortgage Loan or the Collateral;
(ii)Reliance on any representation or warranty or statement made by the Borrower (or any of its officers) under or in connection with any Credit Document which shall have been incorrect when made;
(iii)The failure by the Borrower to comply with any applicable law, rule or regulation with respect to the Mortgage Loan or the Collateral, or the nonconformity of the Collateral with any such applicable law, rule or regulation that materially and adversely affects the Borrower’s or the Guarantor’s ability to fulfill their respective obligations under the Credit Documents;
(iv)The failure to vest and maintain in the Lender, under Section 5.09, a valid and perfected first (unless an alternative lien priority was accepted by the Lender in writing) priority security interest in the Collateral, except as otherwise permitted by this Agreement;

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(v)Any investigation (other than internal investigations conducted solely by the Lender), litigation or proceeding related to this Agreement or any other Credit Document or the use of proceeds the Loan or in respect of the Mortgage Loan or the Collateral;

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(vi)The making of any wire transfer to an incorrect account or in an incorrect amount in accordance with instructions received from the Borrower, it being understood and agreed that the funds represented by any such wire shall constitute the Loan hereunder;
(vii)Any material misrepresentation with respect to the Borrower or the Collateral;
(viii)Any acts of fraud, misappropriation of funds and theft;
(ix)Any waste of the Collateral;
(x)Any oil, gasoline, fuel, toxic or hazardous material or waste as defined in any applicable law or regulations in, at, on, or emanating from any Mortgaged Property;
(xi)Any unauthorized Transfer, sale or encumbrance of the Collateral;
(xii)Any unauthorized Transfer, sale or assignment of the Borrower or any interest in the Borrower; or
(xiii)Any claim, demand, loss, cost, expense, and other liability for brokerage commissions, assignment fees, broker’s fees or finder’s fee or other compensation against Lender by any person or entity claiming by, through or under Borrower, any Guarantor or any Borrower Party in connection with any of the transactions herein contemplated.
(c)Upon written request by an Indemnified Party, the Borrower will undertake, at its own cost and expense, on behalf of such Indemnified Party, using counsel reasonably satisfactory to the Indemnified Party, the defense of any legal action or proceeding to which such Indemnified Party shall be a party. At the Lender’s option, the Lender may, at the Borrower’s expense, prosecute or defend any action involving the priority, validity or enforceability of any of the Credit Documents.
(d)No brokerage or finder’s fees or commissions are payable in connection with the Loan. Neither Borrower nor any other Person claiming by, through or under Borrower, has dealt with any Person in connection with the Loan in a manner that would entitle such Person to any brokerage fee or commission. The Borrower and the Guarantor, jointly and severally, agree to pay any and all fees of any brokers, mortgage bankers and advisors hired or contracted by any Borrower Party in connection with the Loan.
1.02Notices. Unless otherwise provided in this Agreement, all notices, approvals, consents and other communications under this Agreement (collectively, “Notices”) are to be in writing and addressed to each party at the notice address set forth on Schedule 10.02. Notices shall be deemed to have been duly given upon the earliest of: (a) actual receipt; (b) delivery by

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courier to the business address set forth in Schedule 10.02; (c) one (1) Business Day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier

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service, having a reliable tracking system or (d) in the case of email, upon delivery such email; provided, however, that (i) such email Notice was also delivered by one of the means set forth in (a), (b) or (c) above (which may arrive after such email). A new address for Notice may be established by Notice to the other party in the manner set forth in this Section 10.02; provided, however, that no change of address will be effective until Notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties, other than the named Guarantor and the Lender, now or hereafter designated by a party as entitled to Notice, are for convenience only and are not required for Notice to a party to be effective in accordance with this Section 10.02. A party receiving a Notice which does not comply with the technical requirements for notice under this Section 10.02 may elect to waive any deficiencies and treat the Notice as having been properly given.
1.03Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns of the parties hereto; provided, however, that the Borrower may not Transfer any of its rights, obligations or interests hereunder or under any Credit Document or delegate any of its duties hereunder or under any Credit Document without the prior written consent of the Lender.
1.04No Waiver; Remedies Cumulative. No failure, delay or omission of the Lender or the holder of the Note to exercise any right, power or privilege hereunder or under any other Credit Document upon the occurrence of any Default or Event of Default or otherwise shall impair any such right, power or privilege or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein. The Lender may, from time to time, in writing waive compliance by the other parties with any of the terms of this Agreement or any Credit Document and its rights and remedies upon any Default or Event of Default, and no waiver by the Lender shall ever be legally effective unless such waiver by the Lender shall be acknowledged and agreed in writing by the Lender. No course of dealing between the Borrower and the Lender or the holder of the Note shall operate as a waiver of compliance by the other parties with any of the terms of this Agreement or any Credit Document or of its rights and remedies upon any Default or Event of Default. No waiver of any Default or Event of Default shall impair any right, power, privilege or remedy of the Lender not specifically waived. No single, partial or full exercise of any right, power, privilege of the Lender shall preclude any other or further exercise thereof. The acceptance by the Lender at any time and from time to time of a partial payment or partial performance of any of the Borrower’s Obligations set forth herein shall not be deemed a waiver, reduction, modification or release from any Default or Event of Default then existing. No waiver by the Lender or any Default or Event of Default shall be deemed to be a waiver of any other existing or any subsequent Default or Event of Default. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of the Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of the Note to any other or further action in any circumstances without notice or demand.
1.05Calculation; Computations.

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(a)The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with then current GAAP consistently applied throughout the

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periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender).
(b)All computations of interest and the Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest or fees are payable.
1.06Governing Law; Submission to Jurisdiction; Venue.
(a)This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrower with respect to this Agreement or any other Credit Document and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or in the United States Federal courts in each case located in New York, New York and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth above.
(b)The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.
1.07No Proceedings. The Borrower hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Obligations, it will not institute against, or join any other Person in instituting against the Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.
1.08Assignment and Participation.
(a)The Lender may, without the consent of the Borrower, the Guarantor or any other Person, at any time assign to one or more Eligible Assignees, all or a portion of its rights and obligations under this Agreement, its Note and the other Credit Documents, including, without limitation, in connection with a securitization hereof; provided, however, that such Assignee shall assume the assigned rights and obligations and shall be subject to the following conditions:

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(i)Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s rights or obligations under this

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Agreement or in the case of an assignment to a Lender or an Affiliate of a Lender, no minimum amount need be assigned; and (B) in any case not described in paragraph (a)(i)(A) of this Section, the aggregate amount of the rights or obligations of the assigning Lender subject to each such assignment (determined as of the date the assignment and assumption agreement with respect to such assignment or, if “Trade Date” is specified in the assignment and assumption agreement, as of the Trade Date) shall not be less than $5,000,000 and whole increments of $1,000,000 in excess thereof, unless, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan being assigned.
(iii)Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (a)(i)(B) of this Section and, in addition the consent of Borrower (such consent not to be unreasonably withheld or delayed, it being agreed that the Borrower’s refusal to consent to an assignment to an Affiliate of a Disqualified Institution shall not be deemed unreasonable) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender or an Affiliate of a Lender (other than a Disqualified Institution); provided that, Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the assigning Lender within five (5) Business Days after having received notice thereof.
(b)The Lender may, without the consent of the Borrower, the Guarantor or any other Person, at any time grant to one or more participants (each, a “Participant”), participating interests in its rights and obligations under this Agreement. In the event of any such grant by the Lender, the Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under this Agreement. Any agreement granting a participation to a Participant shall provide that the Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder.
(c)Any such assignment or participation by the Lender shall be at no cost to the Borrower.
(d)If an Eligible Assignee or Participant is not organized under the laws of the
United States of America or a state thereof, it shall deliver to the Borrower certification as to exemption from deduction or withholding of any United States federal income taxes and, if it is a United States Person, it shall deliver a W-9 or other certification evidencing that it is a United

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States Person. Any assignment made during the continuation of an Event of Default shall not be affected by any subsequent cure or waiver of such Event of Default.

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(e)Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the Trade Date on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless Borrower has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). Any assignment or participation to a Disqualified Institution without Borrower’s consent shall be null and void.
(ii)Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to the Lender by the Borrower, or any other Lender, (y) attend or participate in meetings attended by the Lender, or (z) access any electronic site established for the Lender or confidential communications from counsel to or financial advisors of the Lender and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Credit Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation (a “Debtor Relief Plan”) pursuant to the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or otherwise available debtor relief laws of the United States, of any State or of any other applicable jurisdictions from time to time in effect, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Debtor Relief Plan, (2) if such Disqualified Institution does vote on such Debtor Relief Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Relief Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).
1.09Obligation to Make Payments in Dollars. All payments of the principal and interest on the Note and any other amounts due hereunder or under any other Credit Document shall be made in Dollars.
1.10Counterparts. This Agreement and the other Credit Documents may be executed in any number of counterparts and by the different parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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1.11Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

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1.12Modification. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be amended, modified, supplemented, changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Lender. Unless such amendment, modification, supplement, change, waiver, discharge or termination is in writing signed by the Lender, it shall not be valid or effective (or serve as a basis of reliance by way of estoppel).
1.13Survival. All indemnities expressly set forth in this Agreement including Section
10.01 of this Agreement shall survive the execution and delivery of this Agreement the other Credit Documents and the making and repayment of the Loan.
1.14Appointment of Lender as Attorney-In-Fact. The Borrower irrevocably designates, makes, constitutes and appoints the Lender (and all persons reasonably designated by the Lender), with full power of substitution, as the Borrower’s respective true and lawful attorney-in-fact (and not agent-in-fact) and the Lender, or the Lender’s agent, may, without notice to the Borrower and at such time or times thereafter as the Lender or said agent, in its discretion, may determine, in the Borrower’s or the Lender’s name, at no duty or obligation on the Lender, do the following:
(a)Following the occurrence and during the continuance of any Event of Default, all acts and things necessary to fulfill the Borrower’s administrative duties pursuant to this Agreement.
(b)Following the occurrence and during the continuance of any Event of Default, all acts and things necessary to fulfill the Borrower’s obligations under this Agreement and the Credit Documents, except as otherwise set forth herein, at the cost and expense of the Borrower.
(c)In addition to, but not in limitation of the foregoing, at any time or times upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right: (i) demand, collect, receive for and give renewals, extensions, discharges and releases of the Collateral; (ii) institute and prosecute legal and equitable proceedings to realize upon the Collateral; (iii) settle, compromise, compound or adjust claims in respect of the Collateral or any legal proceedings brought in respect thereof; (iv) generally, sell in whole or in part for cash, credit or property to others or to itself at any public or private sale, assign, make any agreement with respect to or otherwise deal with the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, except to the extent limited by any applicable laws and subject to any requirements of notice to the Borrower or other persons under applicable laws; (v) take possession and control in any manner and in any place of any cash or non-cash items of payment or proceeds of the Collateral; (vi) endorse the name of the Borrower upon any notes, acceptances, checks, drafts, money orders, chattel paper or other evidences of payment of Cash Flow that may come into the Lender’s possession; and (vii) sign the Borrower’s name on any instruments or documents relating to the Collateral, or on drafts against obligors as attorney

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in fact. The appointment of the Lender as attorney-in-fact for the Borrower is coupled with an interest and is irrevocable.
1.15Waiver. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT AND TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER HEREBY

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WAIVES (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, AND ONE OR MORE EXTENSIONS OR RENEWALS OF ANY OR ALL ASSETS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, INDEMNIFICATIONS AND GUARANTIES AT ANY TIME HELD BY THE LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER THE LENDER MAY DO IN THIS REGARD; (ii) ALL RIGHTS TO NOTICE AND HEARING PRIOR TO THE LENDER’S TAKING POSSESSION OR CONTROL OF, OR THE LENDER’S REPLEVIN, ATTACHMENT OR LEVY ON OR OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY OF THE LENDER’S REMEDIES; (iii) THE BENEFIT OF ALL VALUATION, APPRAISEMENT OR EXEMPTION LAWS, (iv) ANY AND ALL DEFENSES AND COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) EITHER MAY HAVE OR COULD INTERPOSE IN ANY ACTION OR PROCEDURE OR PROCEEDING BROUGHT BY LENDER TO OBTAIN AN ORDER OF COURT RECOGNIZING THE LIENS GRANTED IN FAVOR OF LENDER IN AND TO THE COLLATERAL; AND (v) DEMAND, PRESENTMENT, PROTEST, NOTICE OF DISHONOR OR NONPAYMENT, AS WELL AS ALL DEFENSES WITH RESPECT TO ANY AND ALL INSTRUMENTS, NOTICE OF ACCEPTANCE, CREDIT EXTENDED, COLLATERAL RECEIVED OR DELIVERED OR ANY OTHER ACTION TAKEN BY LENDER IN RELIANCE HEREON, AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION, EXCEPT SUCH AS ARE EXPRESSLY PROVIDED FOR HEREIN.
1.16Waiver of Jury Trial. THE LENDER AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE AND ANY CREDIT DOCUMENT AND AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.
1.17Exhibits and Schedules. Any and all exhibits and schedules to this Agreement are an integral part hereof. The Borrower agrees that the form of any Exhibit hereto shall be amended from time to time upon the Lender’s reasonable request.
1.18Severability of Provisions. Any provision which is determined to be unconscionable, against public policy or any provision of this Agreement or any other Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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1.19Further Instruments. Each of the Borrower Parties shall from time to time execute and deliver, all such amendments, supplements and other modifications hereto and to the other Credit Documents and all such financing statements or continuation statements, instruments of

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further assurance and any other instruments, and shall take such other actions, as the Lender reasonably requests and deems necessary or advisable in furtherance of the agreements contained herein.
1.20Splitting of the Note, this Agreement and other Credit Documents; Transfer of Note; Replacement of Lost Note.
(a)The Note, this Agreement and the other Credit Documents shall, at any time until the same shall be fully paid and satisfied, at the sole election of the Lender, be split or divided into two or more notes and, solely in connection with a split of the Note, two or more credit agreements and security agreements, each of which shall cover all or a portion of the Collateral, provided, however, that each Transfer of a Note shall be accompanied by the Transfer of relevant rights under the security instruments and agreements. To that end, the Borrower, upon written request of the Lender and at no cost to the Borrower, shall execute, acknowledge and deliver to the Lender and/or its designee or designees substitute notes, loan agreements, security instruments and security agreements in such principal amounts, aggregating not more than the then Principal Amount of the Note and containing terms, provisions and clauses substantially identical to those contained in this Agreement, the Note and such other documents and instruments as may be reasonably required by the Lender.
(b)In connection with a Transfer by the Lender or its permitted successors and assigns that is otherwise permitted by this Agreement, a holder of a Note may transfer such Note to a new holder, or may exchange such Note for Notes of different denominations by surrendering such Note to the Borrower duly endorsed for transfer or accompanied by a duly executed instrument of transfer naming the new holder (or the current holder if submitted for exchange only), together with written instructions for the issuance of one or more new Notes specifying the respective principal amounts of each new Note and the name of each new holder and each address therefor. The Borrower shall simultaneously deliver to such holder or its designee such new Notes, and shall mark the surrendered Notes as canceled. The Lender may assign all or a portion of its Notes to an Affiliate of the Lender or a lender of the Lender and upon written request of the Lender, the Borrower shall issue such new Notes specifying the respective principal amounts of each new Note and the name of each holder and each address therefor. Upon receipt of the executed new Notes, the Lender shall promptly mark such replaced Notes “canceled” and forward the same to the Loan Parties.
(c)Upon receipt of evidence reasonably satisfactory to the Borrower of the mutilation, destruction, loss or theft of any Notes and the ownership thereof, the Borrower shall, upon the written request of the holder of such Notes, execute and deliver in replacement thereof new Notes in the same form, in the same original principal amount and dated the same date as the Notes so mutilated, destroyed, lost or stolen (and designate same as replacement note(s)); and such Notes so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder. If the Notes being replaced have been mutilated, they shall be surrendered to the Borrower; and if such replaced Notes have been destroyed, lost or stolen, such holder shall furnish the Borrower with an indemnity in writing that is reasonably acceptable to Borrower to save it harmless in respect of such replaced Notes.

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1.21Confidentiality and Publicity. The Lender and any of its Assignees and/or Participants (collectively, the “Lending Parties”), agree to keep confidential any information furnished or made available to it by the Loan Parties or any of their respective Affiliates (the foregoing, each, a “Borrower Party” and, collectively, the “Borrower Parties”) pursuant to or in furtherance of the transactions contemplated by this Agreement, including, without limitation, information relating to the Mortgage Loan; provided, however, that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party, or any Affiliate, officer, director, employee, agent, or advisor of any Lending Party, provided, however, that each such Person agrees in writing to be or is otherwise bound to maintain the confidentiality of such information and uses the same only in connection with the establishment, administration, reporting with respect to, or enforcement of the Credit Documents, (b) to any other Person if reasonably incidental to the establishment administration and/or enforcement of the Credit Documents, such as an attorney or accountant for a Lending Party, provided, however, that such Person agrees in writing to or is otherwise bound to maintain the confidentiality of such information and uses the same only in connection with the establishment, administration, reporting with respect to, or enforcement of the Credit Documents, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation related to this Agreement to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section 10.21 or other customary confidentiality requirements applicable to the syndication of credit facilities, but in all cases subject to a written agreement to maintain confidentiality to any actual or proposed Participant or Assignee.
1.22Certain Waivers. Except as expressly provided for herein, the Borrower hereby waives (a) demand, presentment, protest, all defenses (other than payment) and (b) any rights of rescission, setoff, counterclaim or defense to payment with respect to any and all instruments and all notices and demands of any description, and the pleading of any statute of limitations as a defense to any demand under this Agreement or any other Credit Document.
1.23Definitions; Captions; Gender. With respect to any reference in this Agreement to any defined term: (a) if such defined term refers to a Person, then it shall also mean all heirs, personal representatives, successors and assigns of such Person; and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any amendment, replacement, extension or other modification thereof. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein. Whenever used in this Agreement, the term “Borrower” shall mean “each Borrower or any one of them” as the context may require. Without limiting the effect of specific references in any provision of this Agreement, the term “Borrower” shall be deemed to refer to each and every person comprising Borrower from time to time, jointly and

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severally, and to include the administrators, legal representatives, successors and assigns of each such Person.

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Section 11.    Special Provisions Concerning Foreclosure and REO Property.
1.01Acquisition of REO Property.
(a)At Lender’s sole discretion, promptly after an REO Subsidiary acquires the REO Property (or the Borrower or the Servicer and/or Agent, as applicable, advises the Lender that the acquisition of the REO Property is imminent as a result of the conclusion of a foreclosure proceeding or other resolution with the Underlying Obligor) or otherwise (itself or through the Servicer and/or Agent, as applicable) takes over control of management and decision-making with respect to the Mortgaged Property, the Lender may require that the Borrower:
(i)cause a Phase I environmental analysis to be performed on the REO Property at the Borrower’s sole cost and expense by an environmental engineer or site evaluator company approved by the Lender. At the Lender’s option, the Borrower shall obtain further environmental analyses if, in the Lender’s reasonable discretion, the Phase I report indicates a need for further investigation;
(ii)to the extent not already owned by an REO Subsidiary, and provided that the Lender has a reasonable environmental concern, cause title to such REO Property to be transferred to and held in an REO Subsidiary, in which event the Borrower shall pledge all of the membership interests in such REO Subsidiary to the Lender as additional Collateral and, to the extent applicable, such REO Subsidiary shall enter into and/or cause to be delivered to Lender all REO Property Security Documents required pursuant to Section 11.02;
(iii)cause an Appraisal to be provided, at the Borrower’s sole cost and expense, to the Lender by an appraiser reasonably satisfactory to the Lender; and
(iv)deliver to the Lender for review and approval, if applicable and when and if the REO Subsidiary or the Servicer and/or Agent, as applicable, obtains or creates the same (using commercially reasonable efforts following acquisition of such REO Property in accordance with prudent business practices): (i) a copy of the form lease the REO Subsidiary or the Servicer and/or Agent, as applicable, proposes to use; (ii) a current rent roll; (iii) tenant estoppel letters and subordination and attornment agreements from commercial tenants reasonably acceptable to the Lender; (iv) copies of all existing leases; (v) copies of all contracts (including management and leasing contracts) affecting such REO Property; and (vi) the proposed operating budget for the REO Property.
After its review of the foregoing and any other matters in connection with the REO Property that Lender determines are relevant, Lender will promptly notify Borrower in

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writing as to whether or not Lender will accept the REO Property as Collateral, and the provisions of Section 11.01(b) shall apply.

(b)If the Lender elects to accept the REO Property as Collateral for the Loan, Borrower shall provide the Lender with the REO Property Security Documents specified in Section 11.02, and upon delivery of such REO Property Security Documents to the Lender, the

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REO Property shall constitute part of the Collateral. If the Lender elects not to accept the REO Property as Collateral for the Loan for whatever reason, including the presence of Hazardous Substances in or upon the REO Property, or the Lender and the Borrower shall disagree regarding the handling of any Hazardous Substances in or upon the REO Property, then within five (5) Business Days after written notice from the Lender the Borrower shall pay to the Lender the Principal Amount and all Obligations hereunder and under the Credit Documents.
(c)Upon acquisition of the REO Property through foreclosure, deed-in-lieu of foreclosure or otherwise, the Borrower (or the applicable REO Subsidiary) shall execute and deliver the documents required under Section 11.02 within five (5) Business Days after the Lender elects to accept the REO Property as Collateral for the Loan, whereupon the Borrower shall deliver to the Lender the REO Property Security Documents required for the REO Property to serve as Collateral and to grant the Lender a first priority security interest therein.
1.02Additional Security for REO Properties. For an REO Property hereafter owned by an REO Subsidiary, the Lender shall at all times be entitled to the following additional security (the following shall be referred to as the “REO Property Security Documents”):
(a)a pledge agreement in form and substance reasonably consistent with the form attached hereto as Exhibit A (an “REO Pledge Agreement”), pledging one hundred percent (100%) of the Borrower’s membership interests in such REO Subsidiary;
(b)an environmental indemnity by Borrower and Guarantor in favor of the Lender with respect to the REO Property, in form and substance reasonably satisfactory to the Lender;
(f)an enforceability opinion with respect to the REO Pledge Agreement and the other documents executed and delivered to the Lender in accordance with this Section 11.02;
(g)insurance certificates for the REO Property in form, and evidencing coverages, satisfactory to the Lender;
(h)the payment by Borrower of all costs and expenses associated with the execution, delivery, recordation and/or filing of any and all REO Property Security Documents, including without limitation, document filing fees and charges; and
(i)any other security described in this Agreement or otherwise reasonably required by the Lender.

NO FURTHER TEXT ON THIS PAGE – SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.
BORROWER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limite liability compan v---

[Borrower's Signature Page to Credit and Security Agreement]

STATE OF NEW YORK

COUNTYOF _     ,_fVi

)
) ss.:
)
On the 1::;Q day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the ind1v1dual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

[Borrower's Signature Page to Credit and Security Agreement]

LENDER:
a

[Lender's Signature Page to Credit and Security Agreement]

By:

     /;Jfi
Name: Ellen Weber
Title: Senior Managing Director

STATE OF NEW YORK    )
) ss.:
COUNTY OF NASSAU    )

On the 2,,,.., day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared ELLEN WEBER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the ins ·ument.

...
Notary Public

MUNESHVERM/\ No. OIVE6092009
Notary Republic, State of New York
Q ali_fied in Suffolk County
Comm1ss1011 Expires 5/2.ol7

[Lender's Signature Page to Credit and Security Agreement]

SCHEDULE 1.01

DISQUALIFIED INSTITUTIONS
All Affiliates, successors and assigns of the entities listed on this Schedule 1.01, in each case to the extent readily identifiable as an Affiliate, successor or assign of such entity on the basis of its name, and such other Persons indicated in writing by Borrower from time to time to the Lenders in accordance with Section 10.08(e), shall be a Disqualified Institution, as defined and used in this Agreement.
1.Voya, Prime
2.Cerberus
3.money360
4.Shelter Growth
5.ReadyCap
6.Ellington
7.Waterfall Asset Management
8.Annaly Commercial Real Estate Group
9.Arbor Capital Group, Inc.
10.Argentic Investment Management
11.Berkadia Commercial Mortgage LLC
12.C-III Commercial Mortgage
13.Cantor Commercial Real Estate
14.CBRE Group Inc.
15.Crexus Investment Corp.
16.Greystone
17.Jefferies LoanCore
18.Ladder Capital Finance
19.Mesa West
20.Newcastle Investment Group
21.Principal Commercial
22.Rialto Capital Management
23.Starwood Mortgage Capital
24.Walker & Dunlop Inc.
25.Ares Management
26.Colony Capital
27.Apollo Global Management
28.Blackstone
29.Guggenheim Partners, LLC
30.Fortress Investment Group
31.KKR
32.Silverpeak Real Estate Partners

SCHEDULE 6.05(b)

Liabilities and Obligations

Liabilities and Obligations arising under:
•the Credit Documents.

SCHEDULE 6.06
Litigation

None.

SCHEDULE 6.18
Organizational Information

Borrower:	Federal Tax ID Number:	Organizational Number:
FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company	N/A	4427707

[See attached organizational chart]

If to Borrower:

SCHEDULE 10.02
Notice Addresses

FBRED BDC LANDINGS FINANCE, LLC
1345 Avenue of the Americas, Suite 32A New York, New York 10105
Attention: Micah Goodman Telephone: (212) 588-6982
Email: m.goodman@benefitstreetpartners.com and CREFinance@benefitstreetpartners.com With a copy to:
NELSON MULLINS RILEY & SCARBOROUGH LLP
One Financial Center, Suite 3500 Boston, Massachusetts 02111 Attention: Jim Bartling, Esq.
Telephone: (617) 217-4692
Email: jim.bartling@nelsonmullins.com If to Lender:
WEBSTER BANK, NATIONAL ASSOCIATION
One Jericho Plaza, 3rd Floor Jericho, New York 11753
Attention: Commercial Loan Department With a copy to:
ROMER DEBBAS LLP
275 Madison Avenue, 8th Floor New York, New York 10016 Attention: Guy Arad, Esq.
Telephone: (212) 888-3100 Email: garad@romerdebbas.com

EXHIBIT A
Form of Pledge Agreement
PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of     , 20 , by and between [    ], having an address at [    ] (the “Pledgor”), and WEBSTER BANK, NATIONAL ASSOCIATION, having a place of business at One Jericho Plaza, Jericho, New York 11753 (the “Secured Party”).
RECITALS

WHEREAS, [        ], as Borrower, and the Secured Party are parties to that certain Credit and Security Agreement dated as of [    ] (the “Credit Agreement”);
WHEREAS, Borrower owns a proportionate share of interests of [REO Subsidiary] equal to its interest in the Mortgage Note (as defined in the Credit Agreement); and
WHEREAS, it is a condition precedent under the Credit Agreement that Pledgor enters into this Agreement and pledge to the Secured Party all of its membership interests in the Borrower in favor of the Secured Party, all pursuant to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Definitions; Interpretation.

(a)Credit Agreement Definitions. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
(b)UCC Definitions. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.
(c)Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble. “Borrower” has the meaning set forth in the recitals. “Event of Default” has the meaning set forth in Section 7.

“General Intangibles” has the meaning set forth in the UCC. “Instruments” has the meaning set forth in the UCC. “Investment Property” has the meaning set forth in the UCC.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

“Obligations” means, with respect to the Borrower, all indebtedness, liabilities and other obligations of the Borrower to the Secured Party arising out of or in connection with the Credit Documents or otherwise, including, without limitation, all unpaid principal of the Note, all interest accrued thereon and all amounts payable by the Borrower to the Secured Party thereunder, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due or now existing or hereafter arising.

“Operating Agreement” means that certain Limited Liability Company Agreement of Borrower, dated as of [    ], as the same may be amended from time to time.
“Pledged Collateral” has the meaning set forth in Section 2(a).

“Pledged Interest” means, collectively, with respect to Pledgor, (a) all interests and securities in the Borrower owned by Pledgor, whether now owned, held or hereafter acquired, including, without limitation, all membership interests in the Borrower, and the certificates, if any, representing such interests and securities and any interest of Pledgor on the books and records of the Borrower or on the books and records of any securities intermediary pertaining to such interests, (b) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds generated by and/or for the Borrower from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (c) any and all rights of Pledgor to share in the Borrower’s profits and losses pursuant to the Operating Agreement or otherwise, (d) any and all rights of Pledgor to and interests in any proceeds and distributions under or pursuant to the Operating Agreement or otherwise, including, without limitation (i) all rights of Pledgor to receive moneys in repayment of loans made to the Borrower pursuant to the Operating Agreement or otherwise and (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interest, (e) any and all other rights of Pledgor to and under the Operating Agreement, including, without limitation (i) all claims of Pledgor for damages arising out of or for breach of or default or misrepresentation under the Operating Agreement or any documents, instruments or opinions delivered pursuant thereto, (ii) any right of Pledgor to terminate the Operating Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (iii) all rights of Pledgor to vote and give appraisals, consents, decisions and directions and exercise any other similar rights with respect to any lawful action of the Borrower, and (f) to the extent not included in the foregoing, all Proceeds and Supporting Obligations of or with respect to the Pledged Interest.
“Pledgor” has the meaning set forth in the preamble.

“Proceeds” has the meaning set forth in the UCC.
“Secured Party” has the meaning set forth in the preamble. “Securities Act” means the Securities Act of 1933, as amended. “Supporting Obligations” has the meaning set forth in the UCC.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
(d)Interpretation, Etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified, (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement.
SECTION 2. Security Interest.

(a)Pledgor hereby pledges to the Secured Party, and hereby grants to the Secured Party a Lien on and a security interest in, all of Pledgor’s right, title and interest in, to and under the following, in each case whether now existing or owned or hereafter arising or acquired, and wherever located (collectively, the “Pledged Collateral”), as collateral security for the payment and performance in full of all of the Obligations:

(i)all Pledged Interests owned by Pledgor;

(ii)all Borrower’s Investment Property, General Intangibles, contract rights, certificates, promissory notes and Instruments evidencing, constituting or representing any of the foregoing;

(iii)all Borrower’s books, records and other documentation of Pledgor related to any of the foregoing; and
(iv)all Borrower’s Proceeds of each of the foregoing and all substitutions and replacements for each of the foregoing.
(b)Pledgor hereby agrees to deliver to or for the account of the Secured Party, at the address and to the Person or Persons to be designated by the Secured Party, any certificates representing the Pledged Interest, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

(c)If Pledgor shall become entitled to receive or shall receive any additional Pledged Interest hereafter acquired by Pledgor, Pledgor shall accept any such additional Pledged Interest as the Secured Party’s agent, shall hold it in trust for Secured Party, shall segregate it from other property or funds of Pledgor, and shall deliver all such additional Pledged Interest and all certificates, instruments and other writings representing such additional Pledged Interest forthwith to or for the account of the Secured Party, at the address and to the Person to be designated by the Secured Party, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party, to be held by the Secured Party subject to the terms hereof, as part of the Pledged Collateral.
(d)If Pledgor shall become entitled to receive or shall receive in connection with the Pledged Collateral any payment, dividend or other distribution, Pledgor shall accept the foregoing as the agent for Secured Party, shall hold it in trust for the benefit of Secured Party, shall segregate it from other property or funds of Pledgor, and shall deliver all such payments, dividends or distributions, in the exact form received, forthwith to or for the account of Secured Party, at the address and to the Person to be designated by Secured Party, with any necessary endorsements and other instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, as Secured Party shall request, to be held by Secured Party subject to the terms hereof, as part of the Pledged Collateral. Notwithstanding the foregoing, proceeds of the loan made by Secured Party to Borrower pursuant to the Credit Agreement may be distributed to Pledgor and any payment, dividend or other distribution made in cash to and received by Pledgor under or pursuant to the Operating Agreement, to the extent permitted under the Credit Documents, shall be exempt from the provisions of this Section 2(d). For the avoidance of doubt, Pledgor shall not be entitled to receive any payment, dividend or other distribution at any time after an Event of Default at which time all rights of Pledgor to receive payments, dividends or other distributions which Pledgor would otherwise be authorized to receive and retain pursuant to this Section 2(d) shall cease, and all such rights shall thereupon become vested in Secured Party, and Secured Party shall thereupon have the sole right to receive and hold as Pledged Collateral all such payments, dividends and/or distributions.

(e)Pledgor hereby authorizes the Secured Party to file at any time and from time to time any financing statements describing the Pledged Collateral. Pledgor shall execute and deliver to the Secured Party, as the Secured Party may reasonably request, and Pledgor hereby authorizes the Secured Party to file (with or without Pledgor’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to the Secured Party, to effect a transfer of a perfected first priority lien on and security interest in and pledge of the Pledged Collateral owned by Pledgor to the Secured Party pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of the Secured Party in the Pledged Collateral. Pledgor will cooperate with the Secured Party in obtaining control (as defined in the UCC) of the Pledged Collateral consisting of investment property. Pledgor ratifies and authorizes the filing by the Secured Party of any financing statements filed prior to the date hereof.

(f)Without limiting clause (e) above, Pledgor shall take such further actions, and execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Secured Party may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral owned by Pledgor as provided herein and the rights and interests granted to the Secured Party hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Secured Party’s security interest in the Pledged Collateral or permit the Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral owned by Pledgor, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of control agreements, all in form reasonably satisfactory to the Secured Party and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral owned by Pledgor as provided herein and to preserve the other rights and interests granted to the Secured Party hereunder, as against third parties, with respect to the Pledged Collateral owned by Pledgor.
(g)Pledgor shall take all actions necessary to cause the Operating Agreement to provide specifically at all times that: (i) the Pledged Interest is a security and shall be governed by Article 8 of the applicable UCC; (ii) each certificate of membership representing a Pledged Interest shall bear a legend to the effect that such membership interest is a security and is governed by Article 8 of the applicable UCC; and (iii) no consent of any member, manager or other Person shall be a condition to the admission as a member of any transferee (including the Secured Party) that acquires ownership of any Pledged Interest as a result of the exercise by the Secured Party of any remedy hereunder or under applicable law.

(h)Pledgor will join with the Secured Party in notifying any third party who has possession of any Pledged Collateral of the Secured Party’s security interest therein and obtaining an acknowledgment from the third party that is holding the Pledged Collateral for the benefit of the Secured Party.

(i)This Agreement shall create a continuing security interest in the Pledged Collateral which shall remain in effect until terminated in accordance with Section 10(k).

SECTION 3. Administration of the Pledged Collateral.

(a)Unless an Event of Default shall have occurred and is continuing with respect to Pledgor, Pledgor shall have the right to vote its Pledged Interest and to retain the power to control the direction, management and policies of the Borrower to the same extent as Pledgor would if the Pledged Collateral were not pledged to the Secured Party pursuant to this Agreement; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken or proxy given which would have the effect of impairing the position or interest of the Secured Party in respect of the Pledged Collateral or be inconsistent with or violate any provision of this Agreement or any other Credit Document.

(b)Upon and after the occurrence of any Event of Default with respect to Pledgor, subject to the provisions of the UCC and other applicable law: (i) all rights of Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 3(a) shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights, and the Secured Party shall have the right to vote or consent to take any action with respect to the Pledged Collateral owned by Pledgor and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Pledged Collateral as if the Secured Party were the absolute owner thereof; and (ii) the Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral owned by Pledgor, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with such Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to such Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Secured Party’s rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement.
(c)Distributions and other payments which are received by Pledgor but which it is not entitled to retain as a result of the operation of this Agreement shall be held in trust for the benefit of Secured Party and be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to Secured Party in the same form as so received.
(d)At any time and from time to time upon and after the occurrence of any

Event of Default, the Secured Party may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. The Secured Party shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

(e)For the purpose of enabling the Secured Party to exercise its rights under this Section 3 or otherwise in connection with this Agreement, Pledgor hereby (i) constitutes and appoints the Secured Party (and any of the Secured Party’s officers, employees or agents designated by the Secured Party) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of Pledgor, which the Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Secured Party’s rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints the Secured Party as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the members of the Borrower held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and, with respect to Pledgor, is irrevocable so long as the Obligations have not been paid and performed in full at which time each appointment shall be deemed automatically revoked. Pledgor hereby ratifies, to the extent permitted by law, all that the Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 3.
(f)Notwithstanding anything herein to the contrary, (i) Pledgor shall remain liable under the Operating Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release Pledgor from any of its duties and obligations thereunder and (iii) the Secured Party shall not have any obligation or liability thereunder by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Secured Party’s Duties. Notwithstanding any provision contained in this Agreement, the Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by the Secured Party hereunder, the Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral. Pledgor agrees that Secured Party shall have no responsibility to Pledgor with respect to any losses sustained on any item of, or investment in, the Pledged Collateral or for any failure to realize any yields desired by Pledgor. For the avoidance of doubt, in no event shall the standard of care imposed upon the Secured Party hereunder exceed the minimum applicable standard of care imposed under Section 9-207 of the UCC.

SECTION 5. Representations and Warranties. As of the date hereof, Pledgor represents and warrants to the Secured Party as follows:

(a)Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Pledged Collateral of Pledgor pursuant to this Agreement;
(b)The execution, delivery and performance hereof and the pledge of and granting of a security interest in the Pledged Collateral hereunder does not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder;

(c)No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Pledgor of this Agreement, except for which consent or approval has been obtained;

(d)With respect to the Pledged Collateral owned by Pledgor: (i) such Pledged Collateral has been duly and validly issued, and is and will be fully paid and non-assessable; (ii) Pledgor is the legal record and beneficial owner of such Pledged Collateral; (iii) Pledgor has good and marketable title thereto, free and clear of all Liens except for the pledge and security interest created by this Agreement; and (iv) Pledgor has rights in or the power to transfer such Pledged Collateral, subject to the terms and conditions set forth in the Operating Agreement; and
(e)Each Pledgor’s principal place of business or residential address, as applicable, is set forth on Schedule A hereto, and each Pledgor’s exact legal name is as set forth on Schedule A hereto.

SECTION 6. Covenants.    So long as any Obligations remain unsatisfied, Pledgor covenants and agrees as follows:

(a)Pledgor will, at its own expense, appear in and defend any action, suit or proceeding which purports to affect its title to, or right or interest in, the Pledged Collateral or the security interest of the Secured Party therein and the pledge to the Secured Party thereof.

(b)Pledgor shall give prompt written notice to the Secured Party (and in any event not later than thirty (30) days following any change described below in this subsection) of:
(i) any change in the location of books and records pertaining to the Pledged Collateral owned by Pledgor and (ii) any change in Pledgor’s name.

(c)Except as otherwise permitted by the Credit Agreement, Pledgor will not sell, convey, transfer, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein, other than the pledge to, and the grant of the security interest therein to, the Secured Party.

(d)Pledgor will not authorize or permit the Borrower to issue any additional membership interests in the Borrower, except to the extent the Borrower has a legal duty to register a requested transfer under Section 8-401 of the UCC.

(e)Pledgor will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to the Secured Party created by this Agreement.
(f)Pledgor will promptly, upon the written request from time to time of the Secured Party, execute, acknowledge and deliver, and file and record, all such financing statements and other documents and instruments, and take all such action, as shall be reasonably necessary to carry out the purposes of this Agreement.

SECTION 7. Events of Default. Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a)Any representation or warranty by Pledgor under or in connection with this Agreement or any other Credit Document shall prove to have been incorrect in any material respect when made or deemed made, and Pledgor has failed to cure such default within ten (10) Business Days after the earlier to occur of (i) the date on which written notice of such failure shall have been given to Pledgor by the Secured Party and (ii) the date on which Pledgor knew or became aware, or should have known or been aware, of such failure;

(b)Guarantor revokes or terminates, or purports to revoke or terminate, the Guaranty or fails to perform or observe in any material respect any other term, covenant or agreement contained in any Credit Document on its part to be performed or observed and any such failure shall remain unremedied for a period of five (5) Business Days from the occurrence thereof;
(c)Any “Event of Default” as defined in the Credit Agreement shall have occurred, unless waived by the Secured Party in its sole discretion;

(d)Pledgor (i) fails or is unable to or admits in writing its inability to pay its debts generally as they become due, (ii) commences a voluntary case in bankruptcy or any other action or proceeding for any other relief under any law affecting creditors’ rights that is similar to a bankruptcy law, (iii) consents by answer or otherwise to the commencement against it of an involuntary case in bankruptcy or any other such action or proceeding, or an involuntary case in bankruptcy or any other such action or proceeding in respect of such Person or any of its properties is commenced and is not dismissed on or before the sixtieth (60th) day after the commencement thereof, (iv) makes an assignment for the benefit of creditors, (v) files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a substantial part of its assets, (vi) by any act or omission indicates its consent, approval of, or acquiescence in the appointment of a receiver, custodian or trustee for all or a substantial part of its property, (vii) is adjudicated a bankrupt or (viii) becomes insolvent however otherwise evidenced.

(e)Any impairment in the priority of the Secured Party’s Lien hereunder not caused by the Secured Party unless Pledgor cures the loss of such priority to the satisfaction of the Secured Party in its sole discretion within ten (10) days of receipt of notice from the Secured Party; and

(f)Any levy upon, seizure or attachment of any of the Pledged Collateral owned by Pledgor and any such levy, seizure or attachment shall remain unremedied for a period of ten (10) Business Days from the occurrence thereof.

SECTION 8. Remedies.
(a)Upon the occurrence and continuance of any Event of Default with respect to Pledgor, then the Secured Party may take any or all of the following actions:

(i)declare all amounts owing or payable under the Credit Agreement or any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, except as otherwise expressly required by the Credit Documents, all of which are hereby expressly waived by Pledgor; and

(ii)exercise all rights and remedies available to it under the Credit Documents, the UCC, at law and/or in equity;

provided, however, that upon the occurrence of an Event of Default of the type described in Section 7(d), the unpaid amounts as aforesaid shall automatically become due and payable, without further act of the Secured Party.
(b)Without limiting the generality of the foregoing, Pledgor agrees that any item of the Pledged Collateral owned by Pledgor may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers’ board or elsewhere, by public or private sale, and at such times and on such terms, as the Secured Party shall determine in compliance with applicable law; provided, however, that Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Secured Party in cash. The Secured Party shall give Pledgor such notice of any private or public sales as may be required by the UCC or other applicable law. Pledgor recognizes that the Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale, provided such sale is otherwise effectuated in compliance with applicable law. The Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.

(c)The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral owned by Pledgor, and any other amounts received in respect of such Pledged Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the out-of-pocket costs and expenses of the Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Pledged Collateral, and to the payment of all other amounts payable to the Secured Party pursuant to Section 10(l); and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law. Pledgor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

(d)If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, within five (5) days after written request, Pledgor shall from time to time furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of securities included in such Pledged Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 9. Certain Waivers.

(a)Pledgor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to its Pledged Collateral, after sale hereunder, and all rights, if any, of marshalling of such Pledged Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Secured Party’s power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against the Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.
(b)Pledgor waives any right it may have to require the Secured Party to pursue any third person for any of the Obligations. The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Pledged Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. The Secured Party may sell the Pledged Collateral without giving any warranties as to the Pledged Collateral. The Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. If the Secured Party sells any of the Pledged Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Pledged Collateral, the Secured Party may resell the Pledged Collateral and Pledgor shall be credited with the proceeds of the sale.

SECTION 10. Miscellaneous.

(a)Notices. Unless otherwise provided in this Agreement, all notices, approvals, consents and other communications under this Agreement (collectively, “Notices”) are to be in writing and addressed to each party at the address set forth below. Notices shall be deemed to have been duly given upon the earliest of: (i) actual receipt or refusal; (ii) delivery by courier to the address set forth below; or (iii) one (1) Business Day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; or (iv) in the case of email, upon delivery of such email; provided, that (A) such email Notice was also delivered by one of the means set forth in (i), (ii) or (iii) above (which may arrive after such email). A new address for Notices may be established by Notice to the other in the manner set forth in this Section 10(a); provided, however, that no change of address will be effective until Notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties, other than the Secured Party and Pledgor, now or hereafter designated by a party as entitled to Notice, are for convenience only and are not required for Notice to a party to be effective in accordance with this Section 10(a). A party receiving a Notice which does not comply with the technical requirements for notice under this Section 10(a) may elect to waive any deficiencies and treat the Notice as having been properly given.

If to the Secured Party:

WEBSTER BANK, NATIONAL ASSOCIATION
One Jericho Plaza Jericho, New York 11753
Attention: Commercial Loan Department
With a copy to (which copy shall not constitute notice):

ROMER DEBBAS LLP
275 Madison Avenue, 8th Floor New York, New York 10016 Attention: Guy Arad, Esq.
E-mail: garad@romerdebbas.com

If to Pledgor:

[

Attention:                  Telephone: (    )     -
Email:     ]

With a copy to (which copy shall not constitute notice):

[

Attention:                  Telephone: (    )     -
Email:     ]

(b)No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise any right, power or privilege hereunder upon the occurrence of any Event of Default or otherwise shall impair any such right, power or privilege or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. The Secured Party may, from time to time, in writing waive compliance by the other parties with any of the terms of this Agreement and its rights and remedies upon any Event of Default, and no waiver by the Secured Party shall ever be legally effective unless such waiver by the Secured Party shall be acknowledged and agreed in writing by the Secured Party. No course of dealing between Pledgor and the Secured Party shall operate as a waiver thereof. No waiver of any Event of Default shall impair any right, power, privilege or remedy of the Secured Party not specifically waived. No single, partial or full exercise of any right, power, privilege of the Secured Party shall preclude any other or further exercise thereof. The acceptance by the Secured Party at any time and from time to time of a partial payment or partial performance of any of the Obligations set forth herein shall not be deemed a waiver, reduction, modification or release from any Event of Default then existing. No waiver by the Secured Party of any Event of Default shall be deemed to be a waiver of any other existing or any subsequent Event of Default. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.
(c)Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns of the parties hereto; provided, however, that Pledgor may not assign or transfer any of its rights, obligations or interests hereunder or delegate its duties hereunder without the prior written consent of the Secured Party.

(d)Governing Law; Submission to Jurisdiction; Venue.

(i)This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York, without regard to principles of conflicts of laws. Any legal action or proceeding against Pledgor with respect to this Agreement may be brought in the courts of the State of New York or in the United States Federal courts located in New York, New York and, by execution and delivery of this Agreement Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(ii)Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in Section 10(d)(i) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(e)Waiver of Jury Trial. THE SECURED PARTY AND PLEDGOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT.

(f)Modification. Neither this Agreement nor any terms hereof may be amended, modified, supplemented, changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Secured Party. Unless such amendment, modification, supplement, change, waiver, discharge or termination is in writing signed by the Secured Party, it shall not be valid or effective (or serve as a basis of reliance by way of estoppel).

(g)Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents contain the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
(h)Severability of Provisions. Any provision which is determined to be unconscionable, against public policy or any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(i)Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(j)Counterparts; Copies. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The delivery of a copy of the signature page to this Agreement shall be binding on the parties hereto.

(k)Termination. With respect to Pledgor, when all the Obligations have been paid in full and the Credit Agreement has been terminated, the security interests created by this

Agreement with respect to the Pledged Collateral owned by Pledgor shall terminate, and the Secured Party shall, upon the request and at the sole cost and expense of Pledgor, promptly execute and deliver to Pledgor such documents and instruments reasonably requested by Pledgor as shall be necessary to evidence termination of such security interests given by Pledgor to the Secured Party hereunder.

(l)Costs and Expenses. Pledgor agrees to pay on demand all out-of-pocket costs and expenses of the Secured Party, and the reasonable out-of-pocket fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement with respect to Pledgor and any of the Pledged Collateral owned by Pledgor, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of such Pledged Collateral, including all out-of-pocket expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such out-of-pocket expenses of sales and collections of the Pledged Collateral.

(m)Obligations Absolute. All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)any lack of validity or enforceability of any of the Credit Documents, or any other agreement or instrument relating thereto;

(ii)any change in the time, manner or place of payment of, or in any other term of, all or any of any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Credit Documents or any other agreement or instrument relating thereto;
(iii)any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(iv)any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, any of the Credit Documents except as specifically set forth in a waiver granted pursuant to the provisions of Section 10(f) above; or

(v)any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PLEDGOR:
[    ],
a [    ]

By:          Name:
Title:

[Pledgor’s Signature Page to Pledge Agreement]

IN WITNESS WHEREOF, Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SECURED PARTY:
WEBSTER BANK, NATIONAL ASSOCIATION

By:          Name:
Title:

[Secured Party’s Signature Page to Pledge Agreement]

SCHEDULE A

PRINCIPAL PLACE OF BUSINESS AND LEGAL NAME

Legal Name:
Principal Place of Business:

JOINDER AND CONSENT OF THE ISSUER
The undersigned hereby (a) joins in the above Agreement for the sole purpose of consenting to the terms thereof; (b) agrees to cooperate fully and in good faith with the Secured Party and Pledgor in carrying out this Agreement (including, without limitation, by admitting Secured Party or its transferee (including from a secured party’s sale) as a substituted member);
(c) waives any transfer or other restrictions, existing pursuant to any contract, agreement, or undertaking, regardless of how characterized, oral or written, to which the undersigned is a party, or by which the undersigned or its property is bound, or to which the undersigned or its property is subject, the Operating Agreement, or otherwise (other than under any applicable securities laws), which otherwise might apply to the granting of the pledges and security interests hereunder, or to the exercise by the Secured Party of the rights and remedies provided in this Agreement or applicable law, at law or in equity, so as to, among other things, permit (x) Pledgor to enter into and perform Pledgor’s obligations under this Agreement, and (y) the Secured Party’s exercise of the Secured Party’s rights and remedies hereunder and under applicable law, at law or in equity;
(d) represents and warrants that the (i) undersigned has elected to have its membership interests deemed to be “securities” for the purposes of Articles 8 and 9 of the UCC, and the certificates representing the Pledged Interest being delivered to Secured Party pursuant to the Agreement are “certificated securities,” (as defined by the UCC), (ii) Secured Party is duly noted in the undersigned’s books and records as the sole pledgee of the Pledged Collateral, and (iii) undersigned will not recognize any transferee or pledgee of the Pledged Collateral other than Secured Party or pursuant to the exercise of Secured Party’s rights and remedies under this Agreement, except to the extent that the undersigned has a legal duty to register a requested transfer under Section 8-401 of the UCC; and (e) subject to the requirements of the UCC and the Operating Agreement, agrees to comply with any “instructions” (as defined in Section 8-102(a)(12) of the UCC) originated by the Secured Party in conformity with this Agreement without further consent of the Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Pledged Collateral or the proceeds thereof, including any distributions with respect thereto (this clause (e) shall not be construed as expanding the rights of Secured Party to give instructions with respect to the Pledged Collateral beyond such rights set forth in the above Agreement).
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has caused this Joinder and Consent to be executed as an instrument under seal of the date first above written.
ISSUER:

[    ],
a [    ]

By:          Name:
Title:

FACILITY NOTE

$15,914,062.50    September 3, 2024

FOR VALUE RECEIVED, the undersigned, FBRED BDC LANDINGS FINANCE,
LLC, a Delaware limited liability company, having an address at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (“Borrower”), hereby promises to pay to the order of WEBSTER BANK, NATIONAL ASSOCIATION (“Lender”), at its office at One Jericho Plaza, 3rd Floor, Jericho, New York 11753, or at such other place as the holder hereof may designate in writing from time to time, the principal amount of FIFTEEN MILLION NINE HUNDRED FOURTEEN THOUSAND SIXTY TWO AND 50/100 DOLLARS ($15,914,062.50), or so much thereof as shall have been advanced from time to time pursuant to the Credit Agreement (defined below), in lawful money of the United States of America, in immediately available funds, together with interest thereon, in accordance with the terms of the Credit Agreement. The entire principal balance of this Facility Note (as amended, modified or restated from time to time, this “Note”), together with all accrued and unpaid interest thereon, and all other amounts due and payable in connection with this Note, the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) shall be due and payable on the Maturity Date (as defined in the Credit Agreement), if not sooner paid in accordance with the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

This Note evidences advances made or to be made from time to time to Borrower by Lender in its sole and absolute discretion under that certain Credit and Security Agreement, dated as of the date hereof, made by and between Borrower and Lender (said Credit and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time, being referred to herein as the “Credit Agreement”). Borrower hereby promises to pay (i) interest on the Loan at the Interest Rate at the times and in the manner specified therefor in the Credit Agreement, and (ii) the Principal Amount at the times and in the manner specified therefor in the Credit Agreement. This Note is issued by Borrower under the terms and provisions of the Credit Agreement and is secured by, among other things, the Credit Agreement, the REO Property Security Documents, the Guaranty and the other Credit Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof as provided in the Credit Agreement. This Note may be declared to be, and be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain mandatory prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement.

Borrower waives presentment, demand, protest, notice of dishonor or non-payment, as well as all defenses with respect to this Note (other than payment), notice of acceptance hereof, credit extended, Collateral received or delivered, or any other action taken by Lender in reliance hereon and all other demands and notices of any description or of any kind whatsoever. Borrower’s payment obligations are absolute and unconditional without any right, rescission, set off, counterclaim or defense for any reason against Lender. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All payments and prepayments of the Principal Amount and the respective dates thereof, shall be recorded by the holder hereof on a schedule to be attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that the failure by the holder to make such notation shall not affect the obligations of Borrower hereunder.

Borrower agrees that its liability with respect to the principal balance of this Note (together with all accrued and unpaid interest thereon and all other sums due in accordance with the Credit Agreement) shall not in any manner be affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Lender; and Borrower consents to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any borrowers, endorsers, guarantors, or sureties, all whether primarily or secondarily liable, without notice to Borrower and without affecting its liability hereunder.

This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York without regard to principles of conflicts of laws (other than Section 5-1401 and 5-1402 of the New York General Obligations Law) and applicable federal law.

[Signature Page Follows]

IN WI1NESS WHEREOF, Borrower has executed this Facility Note as of the date set forth above.

BORROWER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

STATE OF NEW YORK

COUNTYOF_ /l(- i--

)
) ss.:
)

On the day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed th instru e t.

[Signature Page to Facility Note}

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) Webster Bank, National Association 200 Executive Boulevard, SO 154 Southington, CT 06489 Attention: Document Management
1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME FBRED BDC LANDINGS FINANCE, LLC
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1345 Avenue of the Americas, Suite 32A			CITY New York	STATE NY	POSTAL CODE 10105	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION LLC	1f. JURISDICTION OF ORGANIZATION Delaware	1g. ORGANIZATION ID#, if any NONE
2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not abbreviate or combine names

OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any NONE
3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)

OR	3a. ORGANIZATION’S NAME WEBSTER BANK, NATIONAL ASSOCIATION
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS One Jericho Plaza		CITY Jericho	STATE NY	POSTAL CODE 11753	COUNTRY USA
4.This FINANCING STATEMENT covers the following collateral:
See Exhibit "A" Attached Hereto and Made a Part Hereof.

5.ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
6. ESTATE RECORDS. Attach Addendum [if applicable]	[ADDITIONAL FEE] [optional]	All Debtors	Debtor 1	Debtor 2
8. OPTIONAL FILER REFERENCE DATA
To be filed with the State of Delaware, Secretary of State
FILING OFFICE COPY – UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

EXHIBIT A

Collateral Description

Debtor:    FBRED BDC LANDINGS FINANCE, LLC

Secured Party:    WEBSTER BANK, NATIONAL ASSOCIATION

Collateral:    This financing statement covers all of Debtor’s right, title and interest, whether now existing or hereafter arising and wheresoever located, in and to all assets of Debtor, including, without limitation, the following (collectively, the "Collateral"):

(1)The Mortgage Loan (as defined in the Credit Agreement (as defined below) and all Collateral Documents (as defined in the Credit Agreement), including all rights to payments and prepayments of principal, interest, penalties and other sums due or to become due on the Mortgage Loan, and the proceeds thereof;

(2)All other personal property, contract rights, servicing agreements, servicing rights and servicing fees and income or other proceeds, amounts and payments payable to the Debtor, as applicable, as compensation or reimbursement relating to the Mortgage Loan, including, without limitation, all Reserve Accounts and other accounts, payments, intangibles and general intangibles of every kind relating to the Mortgage Loan, including, without limitation, any interest of Debtor, as applicable, in (i) any fire, casualty, hazard, flood or other policies of insurance of any kind, and the proceeds thereof, and (ii) any condemnation proceeds or awards made by any public body or decreed by any court for a taking or for degradation of value in any eminent domain proceeding in connection with the Mortgaged Property;
(3)All escrow and reserve accounts (other than accounts maintained by the Debtor, as applicable, for the benefit of third parties), documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by the Debtor or any other person or entity with respect to the Mortgage Loan, including the Collateral Documents for the Mortgage Loan and any other instruments necessary to document or service the Mortgage Loan;

(4)All now existing or hereafter arising deposit accounts (including the Collection Account, but excluding any escrow accounts other than as provided in clause 3 above) maintained in the Debtor’s name with the Secured Party, and any and all funds at any time deposited or held therein;

(5)All cash, whether now existing or acquired after the Effective Date

(as defined in the Credit Agreement), delivered to, or otherwise in the possession of the Secured Party, or its respective agents, bailees or custodians, in each case in accordance with the terms of the Credit Agreement (provided, however, that with respect to funds held by the Debtor, as applicable, in trust or escrow for any other Person (as defined in the Credit Agreement) with the Secured Party, only the Debtor’s interest in earning on such funds shall be Collateral) or designated on the books and records of the Debtor as assigned and pledged to the Secured Party; and

(6)All proceeds (including related securitization) proceeds of all of the foregoing.
For purposes of this Collateral Description, all capitalized terms not otherwise defined herein shall have the respective meaning ascribed to such terms pursuant to that certain Credit and Security Agreement dated September 3, 2024, made by Debtor in favor of Secured Party (the “Credit Agreement”).

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) Webster Bank, National Association 200 Executive Boulevard, SO 154 Southington, CT 06489 Attention: Document Management
1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME FBRED BDC FINANCE, LLC
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1345 Avenue of the Americas, Suite 32A			CITY New York	STATE NY	POSTAL CODE 10105	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION LLC	1f. JURISDICTION OF ORGANIZATION Delaware	1g. ORGANIZATION ID#, if any NONE
2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not abbreviate or combine names

OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any NONE
3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)

OR	3a. ORGANIZATION’S NAME WEBSTER BANK, NATIONAL ASSOCIATION
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS One Jericho Plaza		CITY Jericho	STATE NY	POSTAL CODE 11753	COUNTRY USA
4.This FINANCING STATEMENT covers the following collateral:
See Exhibit "A" Attached Hereto and Made a Part Hereof.

5.ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
6. ESTATE RECORDS. Attach Addendum [if applicable]	[ADDITIONAL FEE] [optional]	All Debtors	Debtor 1	Debtor 2
8. OPTIONAL FILER REFERENCE DATA
To be filed with the State of Delaware, Secretary of State    (Landing at Avon)
FILING OFFICE COPY – UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

EXHIBIT A

Collateral Description

Debtor:    FBRED BDC FINANCE, LLC

Secured Party:    WEBSTER BANK, NATIONAL ASSOCIATION

Collateral:    All of the following rights, interests, claims and property (collectively, the "Property"):

Reference is hereby made to that certain Pledge Agreement, dated September 3, 2024, made by Debtor in favor of Secured Party (the “Agreement”). Capitalized terms used herein, unless otherwise defined, shall have the meaning ascribed thereto in the Agreement.

Pursuant to the Agreement, Debtor has pledged to the Secured Party, and hereby grants to the Secured Party a Lien on and a security interest in, all of Debtor’s right, title and interest in, to and under the following, in each case whether now existing or owned or hereafter arising or acquired, and wherever located (collectively, the “Pledged Collateral”), as collateral security for the payment and performance in full of all of the Obligations:

(1)All Pledged Interests owned by Debtor;
(2)All Borrower’s Investment Property, General Intangibles, contract rights, certificates, promissory notes and Instruments evidencing, constituting or representing any of the foregoing;
(3)All Borrower’s books, records and other documentation of Debtor related to any of the foregoing; and

(4)All Borrower’s Proceeds of each of the foregoing and all substitutions and replacements for each of the foregoing.
“Pledged Interests” means, collectively, with respect to Debtor, (a) all interests and securities in the Borrower owned by Debtor, whether now owned, held or hereafter acquired, including, without limitation, all membership interests in the Borrower, and the certificates, if any, representing such interests and securities and any interest of Debtor on the books and records of the Borrower or on the books and records of any securities intermediary pertaining to such interests, (b) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds generated by and/or for the Borrower from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (c) any and all rights of Debtor to share in the Borrower’s profits and losses pursuant to the Operating Agreement or otherwise, (d) any and all rights of Debtor to and interests in any proceeds and distributions under or pursuant to the Operating Agreement or otherwise, including, without limitation (A) all rights of Debtor to receive moneys in repayment of loans made to the Borrower pursuant to the Operating Agreement or otherwise and (B) all rights of Debtor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (e) any and all other rights of Debtor to and under the Operating Agreement, including, without limitation (A) all claims of Debtor for damages arising out of or for breach of or default or misrepresentation under the Operating Agreement or any documents, instruments or opinions delivered pursuant thereto, (B) any right of Debtor to terminate the Operating Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (C) all rights of Debtor to vote and give appraisals, consents, decisions and directions and exercise any other similar rights with respect to any lawful action of the Borrower, and (f) to the extent not included in the foregoing, all Proceeds and Supporting Obligations of or with respect to the Pledged Interests.

“Borrower” means FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company.

GUARANTY
THIS GUARANTY (“Guaranty”) is made as of September 3, 2024, in favor of WEBSTER BANK, NATIONAL ASSOCIATION (“Lender”) by FRANKLIN BSP REAL ESTATE
DEBT BDC, a Delaware statutory trust, having a principal place of business at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (and each of its successors and assigns, hereinafter individually and collectively, as the context may require, jointly and severally, “Guarantor”).

BACKGROUND

A.FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (the “Borrower”), and Lender are entering into a certain Credit and Security Agreement of even date herewith (the “Credit Agreement”) pursuant to which Lender will agree to make a loan (the “Loan”) to Borrower in the maximum principal amount of FIFTEEN MILLION NINE HUNDRED FOURTEEN THOUSAND SIXTY-TWO AND 50/100 DOLLARS ($15,914,062.50).

B.Guarantor owns, directly or indirectly, a membership interest in Borrower and will derive substantial benefit from the making of the Loan by Lender to Borrower.

C.Lender requires as a condition to making and administering the Loan that Guarantor agree to guaranty for the benefit of Lender and its successors and assigns, upon the occurrence of certain specified events more particularly set forth herein, certain of the obligations and liabilities of Borrower with respect to the Loan for which Borrower is liable as more particularly set forth herein.

NOW, THEREFORE, to induce Lender to make the Loan to Borrower, and in consideration of the substantial benefit Guarantor will derive from the Loan, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound hereby, Guarantor hereby agrees as follows:

ARTICLE 1.
DEFINED TERMS

1.01.Defined Terms.    Capitalized terms used in this Guaranty and not specifically defined in this Guaranty have the meaning provided in the Credit Agreement.

ARTICLE 2.
OBLIGATIONS GUARANTEED
1.01.Guaranty of Recourse Liabilities. Guarantor hereby absolutely and unconditionally guaranties, the prompt satisfaction and discharge of the Guaranteed Obligations (as hereinafter defined), without defense, offset, counterclaim or right of subrogation, subject to Section 3.04 hereof.
1.02.As used in this Guaranty:
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(a)“Full Recourse Liabilities” means the full and unconditional payment, when due (whether by acceleration or otherwise), of the Obligations of Borrower, regardless of the validity, regularity, or enforceability, in whole or in part, of any such Obligations or of any transaction in which it arose or was incurred upon the occurrence of an Event of Default under any of the Credit Documents including without limitation any one or more of the following:

(i)Borrower or Guarantor filing a petition or application for relief, extension, moratorium or reorganization relating to Borrower under the Bankruptcy Code or any other Federal or state bankruptcy, insolvency or debtor’s relief law;

(ii)Borrower or Guarantor filing an answer consenting to or joining in, or to any extent colluding in, any involuntary petition filed against Borrower by any Person under the Bankruptcy Code or any other Federal or state bankruptcy, insolvency or debtor’s relief law;

(iii)Borrower making an assignment for the benefit of creditors, or the appointment of a receiver of any property of Borrower in any such bankruptcy, insolvency or debtor’s relief law action initiated by, consented to, or otherwise colluded in, by Borrower or Guarantor (except for the avoidance of doubt the appointment of a receiver or trustee in bankruptcy in connection with a foreclosure on any Underlying Collateral in accordance with the terms of the Credit Agreement);

(iv)Borrower, Pledgor, Guarantor or any of their respective Affiliates (to the extent such action is taken at the direction of or on behalf of Borrower, Pledgor or Guarantor) contests or in any material way interferes with, directly or indirectly, Lender’s enforcement of any of its enforcement rights, powers or remedies available under any of the Credit Documents or otherwise available at law or in equity in connection with an Event of Default; provided, however, that (1) a defense or objection (x) raised in good faith by appropriate proceedings (i.e., one that is not merely raised an attempt to obstruct, inhibit, block, impede, hamper, frustrate, hinder, or delay Lender from exercising its rights and remedies under the Credit Documents), and (y) upheld in a final determination by a court of competent jurisdiction (after all appeals have been exhausted) shall not be deemed an interference or objection triggering Full Recourse Liabilities, and/or (2) this provision shall not operate to prevent the Borrower, Pledgor or Guarantor from claiming in good faith that the applicable Event of Default pursuant to which Lender has enforced any of its rights has, in fact, occurred; and
(v)The failure by Borrower (or its Affiliate as applicable) and as applicable, the Guarantor, to comply with Section 11.02 of the Credit Agreement.

(b)“Indemnification Liabilities” means any and all actual out of pocket monetary losses, costs, damages, expenses, liabilities, claims or other obligations incurred by Lender (including reasonable and actual attorneys’ fees and costs) arising out of or in connection with the following:

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(i)Any involuntary Lien on any direct or indirect interest in Borrower or on the Collateral or any part thereof (except, for the avoidance of doubt, the Underlying Collateral);

(ii)The failure of Borrower to apply all sums received by Borrower or its Affiliates with respect to the Collateral, including, without limitation, insurance proceeds and condemnation awards (collectively, “Income”) in accordance with the terms of the Credit Documents;

(iii)Following the occurrence and during the continuance of an Event of Default, the failure of Borrower to account for and at Lender’s request to turn over to Lender real estate tax accruals or other reserve accounts, to the extent of the funds on deposit therein, in each case related to the Underlying Loan and to the extent Borrower holds or has the right to control or direct payment of such reserves, unless Borrower is required by law or the applicable Underlying Loan Documents to apply such amounts in a different manner;

(iv)Any unintentional material misrepresentation or breach by Borrower or any Person acting on behalf of Borrower of 8.01 of the Credit Agreement;

(v)The incurrence by Borrower of any indebtedness in violation of the terms of the Credit Documents (whether secured or unsecured, direct or contingent), other than unsecured debt or routine trade payables incurred in the ordinary course of business;

(vi)Any fraud or intentional misrepresentation of a material fact by Borrower, or any general partner or member of Borrower, Pledgor or Guarantor, as applicable, in connection with the Credit Documents or any request for any action or consent by Lender thereunder; and

(vii)Any Act of Insolvency with respect to the Underlying Borrower.

(c)At all times after the Borrower completes a foreclosure sale in which the Borrower (or one of its Affiliates), is the successful bidder for, or the Borrower (or one of its Affiliates), receives a deed in lieu of foreclosure of (or there occurs another transaction resulting in the transfer to the Borrower (or one of its Affiliates) of the Mortgaged Property) and prior to the payment in full of the Obligations, Guarantor shall be liable for the payment of the Carry Liabilities, on the terms and conditions set forth in this Guaranty and the other Loan Documents. As used herein, “Carry Liabilities” means the sum of the following due in accordance with the terms of the Note, the Credit Agreement and other Credit Documents: (i) scheduled monthly interest and, if applicable, principal payments due and owing on the Loan pursuant to the Credit Agreement and the Note; (ii) real estate taxes and assessments imposed or required by applicable law, and all insurance premiums due and owing from time to time in connection with the Mortgaged Property until such time that Borrower (or one of its Affiliates) no longer holds either a Mortgage encumbering the Mortgaged Property or title to the Mortgaged Property (whether by foreclosure, deed in lieu of foreclosure or otherwise); (iii) property management fees incurred in connection with any property management agreement entered into by Borrower for the

3

Mortgaged Property (if any) until such time that Lender may cancel such agreement pursuant to its terms after

4

Borrower no longer holds title to the Mortgaged Property (whether by foreclosure, deed in lieu of foreclosure or otherwise), (iv) utility charges incurred in connection with the Mortgaged Property after Borrower takes title (whether by foreclosure, receipt of a deed in lieu of foreclosure or otherwise) and until such time that Borrower no longer holds title to the Mortgaged Property (whether by foreclosure, Deed in Lieu of foreclosure or otherwise) and (v) all amounts set forth in Section 3.2(d) of the Credit Agreement related to Borrower’s completion of a foreclosure of or receiving a deed in lieu of foreclosure for the Mortgaged Property.

(d)“Guaranteed Obligations” means, collectively, the Full Recourse Liabilities, the Indemnification Liabilities and the Carry Liabilities.

1.03.Continuing Obligation. This Guaranty is a continuing guaranty and in full force and effect and will be discharged only if and when the Obligations have been repaid in full or pursuant to the provisions of Section 2.09 of the Credit Agreement to the extent applicable; provided, however, that notwithstanding any of the foregoing to the contrary, this Guaranty shall remain in full force and effect for so long as any payment hereunder may be voided in bankruptcy proceedings as a preference or for any other reason.

1.04.Direct Action Against Guarantor. Guarantor’s liability under this Guaranty is a guaranty of payment and performance and not of collection. Lender has the right to require Guarantor to pay, comply with and satisfy its obligations and liabilities under this Guaranty, and shall have the right to proceed immediately against Guarantor with respect thereto, without being required to attempt recovery first from Borrower or any other party, without first suing on the Note or any other Credit Document and without demonstrating that the Collateral is inadequate security or that Lender has exercised (to any degree) or exhausted any of Lender’s other rights and remedies with respect to Borrower, the Collateral or any other collateral for the Loan.

ARTICLE 3.
GENERAL TERMS AND CONDITIONS

1.01.Payments; Interest on Amounts Payable Hereunder. Amounts payable to Lender under this Guaranty shall be immediately due and payable on Lender’s written demand. Interest at the Default Rate (or the maximum interest rate permitted by applicable law, whichever is lower) shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of amounts due under this Guaranty until such judgment is paid in full. Lender may apply all money received by Lender pursuant to this Guaranty to payment or reduction of the Obligations of Borrower in accordance with the terms and conditions of the Credit Agreement.

3.02 Cumulative Remedies; No Waiver; Other Security. Guarantor acknowledges that, following an Event of Default (which has been neither waived in writing by Lender nor cured and such cure accepted by Lender, such waiver or acceptance to be given or withheld in Lender’s sole and absolute discretion) with respect to the Loan, Lender is entitled to accelerate the Loan and exercise all other rights and remedies as have been provided to Lender under the other Credit Documents, by law or in equity, including, without limitation enforcement of this Guaranty. Lender’s remedies under this Guaranty are cumulative with the remedies provided in the other

5

Credit Documents, by law or in equity and may be exercised independently, concurrently or successively in Lender’s sole discretion and as often as occasion therefor shall arise. Lender’s

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delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default shall not be deemed a waiver of such right or remedy. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower or Guarantor in any instance will not entitle Borrower or Guarantor to notice or demand in similar or other circumstances (except where expressly required by the Credit Documents to be given) nor constitute Lender’s waiver of their rights to take any future action in any circumstance without notice or demand (except where expressly required by the Credit Documents to be given). Lender may release other security for the Obligations, may release any party liable for the Obligations, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Obligations, in each case without prejudice to its rights under this Guaranty and without such action being deemed an accord and satisfaction or a reinstatement of the Obligations. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies, except to the extent of forbearances actually granted (and then only with respect to the particular event or circumstance for which the forbearance was granted.)

1.03.Enforcement Costs. Guarantor hereby agrees to pay, on written demand by Lender, of all reasonable out of pocket costs incurred by Lender in collecting any amount payable under this Guaranty or enforcing or protecting its rights under the Guaranty, in each case whether or not legal proceedings are commenced. Such fees and expenses include, without limitation, reasonable out of pocket fees for outside attorneys, paralegals and other hired professionals, court fees, reasonable out of pocket costs incurred in connection with pre-trial, trial and appellate level proceedings (including discovery and expert witnesses), and reasonable out of pocket costs incurred in post-judgment collection efforts or in any bankruptcy proceeding. Amounts listed above incurred by Lender shall be immediately due and payable on Lender’s written demand, and shall bear interest at the Default Rate from the date of disbursement until paid in full, if not paid in full within ten (10) Business Days after Lender’s written demand for payment.

1.04.Unimpaired Liability. Guarantor acknowledges and agrees that all obligations hereunder are and shall be absolute and unconditional under any and all circumstances without regard to the validity, regularity or enforceability of any or all of the Credit Documents or the existence of any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety, except as otherwise provided herein. Without limiting the foregoing, Guarantor acknowledges and agrees that its respective liability hereunder shall in no way be released, terminated, discharged, limited or impaired by reason of any of the following (whether or not such Guarantor has any knowledge or notice thereof): (a) Borrower’s lack of authority or lawful right to enter into any of the Credit Documents; (b) any modification, supplement, extension, consolidation, restatement, waiver or consent provided by Lender with respect to any of the Credit Documents including, without limitation, the grant of extensions of time for payment or performance; (c) failure to record or file any Credit Document or to perfect any security interest intended to be provided thereby or otherwise to protect, secure or insure any collateral for the Loan; (d) Lender’s failure to exercise, or delay in exercising, any rights or remedies Lender may have under this Guaranty or under the other Credit Documents; (e) the release or substitution, in whole or in part, of any collateral for the Loan or acceptance of

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additional collateral for the Loan; (f) the release of Guarantor from performance, in whole or in part, under this Guaranty or the release of Borrower from performance, in whole or in part, under any of the

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Credit Documents, in each case whether by operation of law, Lender’s voluntary act, or otherwise;
(g) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower, Guarantor, any other guarantor under the Loan, or Lender; (h) the termination or discharge of any Credit Document or the exercise of any power of sale or any foreclosure (judicial or otherwise) or delivery or acceptance of a deed- in-lieu of foreclosure; (i) the existence of any claim, setoff, counterclaim (other than a mandatory or compulsory counterclaim), defense or other rights which Guarantor may have against each other, any other guarantor under the Loan, Lender or Borrower, whether in connection with the Loan or any other transaction except (A) a good faith defense that Guarantor or Borrower have actually paid the Guaranteed Obligations, or any portion thereof (but only to the extent of such portion), and (B) a good faith defense as to the amount owed by Guarantor hereunder; or (j) the accuracy or inaccuracy of the representations and warranties made by Borrower in any of the Credit Documents.

1.05.Waivers. Guarantor hereby waives and relinquishes, to the fullest extent permitted by law: (a) all rights or claims of right to cause a marshalling of assets or to cause Lender to proceed against any of the Collateral for the Loan before proceeding under this Guaranty against it or any other guarantor under the Loan; (b) all rights and remedies accorded by applicable law to sureties or guarantors, except any rights of subrogation and contribution (the exercise of which are subject to the terms of this Guaranty); (c) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought by or against it; (d) notice of acceptance of this Guaranty and of any action taken or omitted in reliance hereon; (e) presentment for payment, demand, or protest; and (f) all homestead or exemption rights against the obligations hereunder.

1.06.Certain Consequences of Borrower’s Bankruptcy.

(a)Acceleration. If Borrower shall be subject to the protection of the Bankruptcy Code or any insolvency law the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to accelerate and declare the Loan immediately due and payable, Lender may, as against Guarantor or any other guarantor under the Loan, nevertheless declare the Loan due and payable and enforce any or all of its rights and remedies against Guarantor as provided herein.

(b)Continuing Liability. Any payment made on the Loan, whether made by Borrower, Guarantor or any other guarantor under the Loan or any other Person, that is required to be refunded or recovered from Lender as a preference or a fraudulent transfer or is otherwise set- aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not be considered as a payment made on the Loan or under this Guaranty. Guarantor’s liability under this Guaranty shall continue with respect to any such payment, or be deemed reinstated, with the same effect as if such payment had not been received by Lender, notwithstanding any notice of revocation of this Guaranty prior to such avoidance or recovery or payment in full of the Loan, until such time as all periods have expired within which Lender could be required to return any amount paid at any time on account of the Guaranteed Obligations.

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1.07.Subrogation and Contribution. Guarantor agrees that no payment by it under this Guaranty shall give rise to (a) any rights of subrogation against Borrower or the collateral for the

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Loan, or (b) any rights of contribution against any other guarantor, in each case unless and until Lender has received indefeasible payment in full of any outstanding amount pursuant to this Guaranty (other than those Obligations (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of this Agreement and the other Loan Documents). If the deferral of such rights shall be unenforceable for any reason, Guarantor agrees that (a) its rights of subrogation shall be junior and subordinate to Lender’s rights against Borrower and the collateral for the Loan, and (b) its rights of contribution against any other guarantor under the Loan shall be junior and subordinate to Lender’s rights against each other guarantor under the Loan.

1.08.Subordination of Borrower’s Obligations to Guarantor. Any Indebtedness of Borrower to Guarantor, now or hereafter existing, together with any interest thereon, shall be and hereby is deferred, postponed and subordinated to the prior payment in full of the Loan. Further, Guarantor agrees that should Guarantor receive any payment, satisfaction or security for any Indebtedness owed by Borrower to it, the same shall be delivered to Lender in the form received (endorsed or assigned as may be appropriate) for application on account of, or as security for, the Loan and until so delivered to Lender, shall be held in trust for Lender as security for the Loan.

1.09.Lender’s Transferees; Secondary Market Activities. Guarantor acknowledges and agrees that Lender, without notice to Guarantor or Guarantor’s prior consent, may, subject to and in accordance with the terms and conditions of the Credit Agreement, assign all or any portion of its rights hereunder in connection with any sale or assignment of the Loan, or a transfer of the Loan as part of a securitization in which lenders assign rights to a securitization trustee. Guarantor further acknowledges that Lender may, subject to and in accordance with the terms and conditions of the Credit Agreement, provide to third parties with an existing or prospective interest in the servicing, enforcement, ownership, purchase, participation or securitization of the Loan, information relating to the Loan, the Collateral or with respect to Borrower or Guarantor. If Lender assigns any portion of its rights hereunder in connection with the sale of a portion of the Loan, Lender shall act as agent for itself and its assignee in communicating with Guarantor and Guarantor shall not be required to communicate separately with any such assignee.

1.10.Financial Reports, Inspection of Records. Guarantor agrees to furnish the following documents, certifications and financial statements to Lender, as and when due as provided below:

(a)As soon as available and in any event within ninety (90) days of the end of each fiscal year, a certified statement of Guarantor’s Liquid Assets, in the form attached hereto as Exhibit A, together with all supporting documentation required in connection therewith, and otherwise in form and content reasonably acceptable to Lender in all respects, which statement shall indicate Guarantor’s compliance with the financial covenants set forth in Section 3.11 hereof, and certified by an authorized officer of Guarantor as being complete, true and correct in all respects;
(b)As soon as available and in any event within ninety (90) days of the end of each fiscal year, a certified statement of Guarantor’s Tangible Net Worth, in the form attached

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hereto as Exhibit A, together with all supporting documentation required in connection therewith, and otherwise in form and content reasonably acceptable to Lender in all respects, which statement shall indicate Guarantor’s compliance with the financial covenants set forth in Section 3.11 hereof,

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and certified by an authorized officer of Guarantor as being complete, true and correct in all respects;
(c)As soon as available and in any event within ninety (90) days of the end of each quarterly period ending March 31, June 30, September 30 and December 31 of each calendar year, a financial statement of Guarantor, containing financial statements of income and expenses indicating sources and uses of funds, balance sheets, and such other statements as Lender may reasonably require, including a consolidating schedule of subsidiaries, as applicable, all in form and content satisfactory to Lender, in each case compiled by an independent certified public accountant reasonably acceptable to Lender and certified by an authorized officer of Guarantor as being complete, true and correct in all respects, together with the opinion of such independent certified public accountant stating that such materials were prepared in accordance with GAAP applied on a consistent basis, presented fairly in accordance with GAAP, as reviewed by an independent certified public accounting firm; and
(d)Such other information concerning Guarantor as Lender may reasonably request from time to time.
All financial reports and other financial information provided by Guarantor shall be prepared in accordance with all applicable requirements in the Credit Agreement. Lender and its agents, have the right, upon prior reasonable advance written notice to Guarantor (notice to be given unless an Event of Default exists with respect to the Loan), to examine the records, books and other papers which reflect upon such Guarantor’s financial condition and to make copies and abstracts from such materials, all at such reasonable times and intervals and to such extent as the Lender may request.

1.11.Net Worth and Liquidity Covenants. Until the Obligations are paid in full, Guarantor shall at all times maintain (a) a Tangible Net Worth (the calculation of which shall not include all or any portion of the value of the Mortgage Loan (as defined in the Credit Agreement)) of no less than One Hundred Million and 00/100 Dollars ($100,000,000.00), to be tested annually as of March 31 of each calendar year, (b) Liquid Assets having a market value of at least Ten Million and 00/100 Dollars ($10,000,000.00), to be tested annually as of March 31 of each calendar year and (c) a Debt to Tangible Net Worth Ratio of 2.0x to be tested annually as of March 31 of each calendar year.

For purposes hereof, “Liquid Assets” shall mean the sum of all cash accounts and marketable securities outlined in the Guarantor’s audited statements and/or Form 10-K.

For purposes hereof, “Tangible Net Worth” shall mean, with respect Guarantor as of any date of determination, (a) all amounts that would be included under capital or shareholders’ equity (or any like caption), and, without duplication, any capital commitments of Guarantor and its consolidated subsidiaries, if any, on a balance sheet of Guarantor and its consolidated subsidiaries at such date and not paid as a dividend or otherwise deployed, determined in accordance with generally accepted accounting principles (“GAAP”) less (b) the sum of (i) amounts owing to Guarantor from its affiliates (other than intercompany indebtedness of

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Guarantor’s consolidated subsidiaries, determined in accordance with GAAP) or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with Guarantor or any

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affiliate thereof (other than intercompany indebtedness of Guarantor’s consolidated subsidiaries, determined in accordance with GAAP), (ii) intangible assets of Guarantor and its consolidated subsidiaries, if any, and (iii) prepaid taxes and/or expenses, all on or as of such date.

For purposes hereof, “Debt to Tangible Net Worth Ratio” shall mean the ratio of the Guarantor’s total liabilities to Tangible Net Worth.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES

1.01.Guarantor Due Diligence and Benefit. Guarantor represents and warrants to Lender that (a) the Loan and this Guaranty are for commercial purposes, (b) it has had adequate opportunity to review the Credit Documents, (c) it is fully aware of obligations of Borrower thereunder and of the financial condition, assets and prospects of Borrower, and (d) it is executing and delivering this Guaranty based solely upon such Guarantor’s own independent investigation of the matters contemplated by clauses (a)-(c) above and in no part upon any representation, warranty or statement of Lender with respect thereto.

1.02.General. Guarantor represents and warrants to Lender that:

(a)Authority. Guarantor has the full power and authority to execute and deliver this Guaranty and to perform its obligations hereunder. If Guarantor is not an individual: (i) Guarantor is duly organized or formed, validly existing and in good standing under the laws of the state of its formation, and (ii) the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized and the person(s) signing this Guaranty on Guarantor’s behalf has been validly authorized and directed to sign this Guaranty.

(b)Valid and Binding Obligation. This Guaranty constitutes Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent enforceability may be limited under applicable bankruptcy and insolvency laws and similar laws affecting creditors’ rights generally and to general principles of equity.

(c)No Conflict with Other Agreement. Guarantor’s execution, delivery and performance of this Guaranty will not (i) violate Guarantor’s organizational documents if Guarantor is not an individual, (ii) result in the material breach of, or material conflict with, or result in the acceleration of, any obligation under any guaranty, indenture, credit facility or other instrument to which Guarantor or any of its assets may be subject, or (iii) violate any order, judgment or decree to which Guarantor or any of its assets is subject.

(d)No Pending Litigation. No action, suit, proceeding or investigation, judicial, administrative or otherwise (including without limitation any reorganization, bankruptcy, insolvency or similar proceeding), currently is pending or, to the best of Guarantor’s knowledge, threatened against Guarantor which, either in any one instance or in the aggregate, may have a material, adverse effect on Guarantor’s ability to perform its obligations under this Guaranty.

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(e)Consideration. Guarantor owns a direct or indirect interest in Borrower and will derive substantial benefit from the Loan to Borrower.

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(f)Financial Condition. Guarantor currently is solvent and will not be rendered insolvent by providing this Guaranty. No change that would have a material adverse effect has occurred in the financial condition of Guarantor since the date of its most recent financial statements submitted to Lender, other than has been disclosed in writing to Lender and acknowledged by Lender.

ARTICLE 5.
MISCELLANEOUS

5.01.Notices. All notices and other communications under this Guaranty are to be in writing and addressed to each party as set forth below. Default or demand notices shall be deemed to have been duly given upon the earliest of: (a) actual receipt; (b) delivery by courier to the business address set forth below; or (c) one (1) Business Day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system. A new address for notice may be established by written notice to the other; provided, however, that no change of address will be effective until written notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties other than the named Guarantor and Lender, now or hereafter designated by a party as entitled to notice, are for convenience only and are not required for notice to a party to be effective in accordance with this section. Notice addresses are as follows:

To Lender:    WEBSTER BANK, NATIONAL ASSOCIATION
One Jericho Plaza, 3rd Floor Jericho, New York 11753
Attention: Commercial Loan Department

with a copy to:    ROMER DEBBAS LLP
275 Madison Avenue, 8th Floor New York, New York 10016 Attention: Guy Arad, Esq.

To Guarantor:    FRANKLIN BSP REAL ESTATE DEBT BDC
1345 Avenue of the Americas, Suite 32A New York, New York 10105
Attention: Micah Goodman

with a copy to:    NELSON MULLINS RILEY & SCARBOROUGH LLP
One Financial Center, Suite 3500 Boston, Massachusetts 02111 Attention: Jim Bartling, Esq.
5.02.Entire Agreement; Modification. This Guaranty is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior

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discussions, representations, communications and agreements (oral or written). This Guaranty shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a

18

written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

5.03.Binding Effect. This Guaranty is binding upon and inures to the benefit of Guarantor, Lender and their respective successors, and assigns, whether by voluntary action of the parties or by operation of law. Guarantor may not delegate or transfer its obligations under this Guaranty.

5.04.Unenforceable Provisions. Any provision of this Guaranty which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such determination and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

5.05.Duplicate Originals; Counterparts. This Guaranty may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Guaranty (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same document. Facsimile and electronically transmitted signatures on, and copies of, this Guaranty, including scanned pdfs transmitted by email, shall have the same legal force and effect as the originals thereof.

5.06.Construction of Certain Terms. Defined terms used in this Guaranty may be used interchangeably in singular or plural form, and pronouns shall be construed to cover all genders. Article and section headings are for convenience only and shall not be used in interpretation of this Guaranty. The words “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Guaranty as a whole and not to any particular section, paragraph or other subdivision; and the word “section” refers to the entire section and not to any particular subsection, paragraph of other subdivision; and “Guaranty” and each of the Credit Documents referred to herein mean the agreement as originally executed and as hereafter modified, supplemented, extended, consolidated, or restated from time to time.

5.07.Governing Law. This Guaranty is a contract entered into and to be performed in the State of New York and shall be interpreted, governed, construed and enforced according to the internal laws (as opposed to the laws of conflicts) of the State of New York.

5.08.Consent to Jurisdiction. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), GUARANTOR (AND BY ITS ACCEPTANCE HEREOF, LENDER) IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT LOCATED IN THE COUNTY OF NEW YORK; AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN

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INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE

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JURISDICTION OVER SUCH PARTY. EACH OF THE PARTIES FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY NEW YORK STATE OR UNITED STATES COURT SITTING IN THE CITY AND COUNTY OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTIES AT THE ADDRESS INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; PROVIDED, HOWEVER, THAT IF ANY PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

5.09.WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR (AND BY ITS ACCEPTANCE HEREOF, LENDER) WAIVES AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY.

5.10. Definitions, Captions, Gender. With respect to any reference in this Agreement to any defined term: (a) if such defined term refers to a Person, then it shall also mean all heirs, personal representatives, successors and assigns of such Person; and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any amendment, replacement, extension or other modification thereof. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein. Whenever used in this Agreement, the term “Borrower” shall mean “each Borrower or any one of them” as the context may require. Without limiting the effect of specific references in any provision of this Agreement, the term “Borrower” shall be deemed to refer to each and every person comprising Borrower from time to time, jointly and severally, and to include the administrators, legal representatives, successors and assigns of each such Person.

[Remainder of page is blank; signatures appear on next page.]

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IN WITNESS WHEREOF, the undersigned hereby signs, seals and delivers this Guaranty.

FRANKLIN BSP REAL ESTATE DEBT BDC,
Name: Jacob Brein olt Title: Authorized Si    atory

STATE OF NEW YORK

COUNTY OF _...._A!-'f-----+-.

)
) ss.:
)
On the 3Q_ day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the indivTciual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

[Signature Page to Guaranty)

EXHIBIT A
GUARANTOR’S CERTIFICATE OF COMPLIANCE

     , 20

WEBSTER BANK, NATIONAL ASSOCIATION
One Jericho Plaza, 3rd Floor Jericho, New York 11753 Attn:

Re:    Loan in the amount of $15,914,062.50 made by WEBSTER BANK, NATIONAL ASSOCIATION (“Lender”) to FBRED BDC LANDINGS FINANCE, LLC, a
Delaware limited liability company (“Borrower”) Ladies and Gentlemen:
Reference is made to that certain Credit and Security Agreement by and among Borrower and Lender dated as of September 3, 2024 (as amended or modified from time to time, the “Credit Agreement”). All of the capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

The undersigned, collectively, hereby certify to Lender that the information furnished in the attached statements and/or schedules, including, without limitation, each of the calculations listed below are true, correct and complete in all material respects.

The undersigned, collectively, hereby further certify to Lender that, as of [    ]:

1.Compliance with Financial Covenants.    As shown below, the undersigned is in full compliance with the financial covenants set forth in the Guaranty.

A.Covenant:    Liquid Assets (as defined in the Guaranty) of not less than
$10,000,000.00.

Evidence of Compliance: See attached: [bank statements/financial institution statements confirming liquidity / other]

Compliance?         Yes         No
B.Covenant:    Tangible Net Worth of not less than $100,000,000.00.
Evidence of Compliance: See attached: [financial statements] Compliance?         Yes         No
C.Covenant:    Debt to Tangible Net Worth Ratio of 2.0x.

Evidence of Compliance: See attached: [financial statements] Compliance?         Yes         No
2.Review of Condition. The undersigned have made, or caused to be made, a review in reasonable detail of their financial condition in order to make the certifications above.

3.Contingent Liabilities. In connection with the calculation of Tangible Net Worth, the amount of contingent liabilities existing for such period has been computed in accordance with GAAP.

4.Counterparts; Delivery. Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Guarantor’s Certificate of Compliance is executed by the undersigned as of the date set forth above.

FRANKLIN BSP REAL ESTATE DEBT BDC,
a Delaware statutory trust

By:          Name:
Title:

[Signature Page to Guarantor’s Certificate of Compliance]

COLLATERAL ASSIGNMENT OF CO-LENDER AGREEMENT

This COLLATERAL ASSIGNMENT OF CO-LENDER AGREEMENT (this
“Assignment”), made and entered into as of September 3, 2024 by FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company, having an address at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (“Assignor”), in favor of WEBSTER BANK, NATIONAL ASSOCIATION, at its office at One Jericho Plaza, 3rd Floor, Jericho, New York 11753 (“Assignee”).
W I T N E S S E T H
WHEREAS, Assignor is the present legal and equitable owner and holder of that certain Promissory Note A-1 dated June 28, 2024, made by AVON LANDING PARTNERS LLC, a Delaware limited liability company (“Underlying Borrower”), and made payable to the order of FBRED BDC FINANCE, LLC, a Delaware limited liability company, in the stated principal amount of $21,218,750.00, as endorsed by FBRED BDC FINANCE, LLC to Assignor by Allonge to Promissory Note A-1 dated as of August 30, 2024 (the “Note”);
WHEREAS, the Note is secured, among other things, by that certain Mortgage and Security Agreement dated as of June 28, 2024, and executed by Underlying Borrower, as mortgagor to FBRED BDC FINANCE, LLC, as mortgagee, and duly recorded in the Office of the Recorder of Hendricks County, State of Indiana (the “Registry”) on July 2, 2024 as Instrument Number 202411358, which was amended by that certain First Amendment to Mortgage and Security Agreement dated as of July 8, 2024, and executed by Underlying Borrower and FBRED BDC FINANCE, LLC and duly recorded in the Registry on July 12, 2024 as Instrument Number 202412235, which was assigned by FBRED BDC FINANCE, LLC, as assignor to BSPRT 2023- FL10 SELLER, LLC, a Delaware limited liabilty company (“BSPRT Seller”), as assignee, by Assignment of Mortgage and Security Agreement dated July 17, 2024 and duly recorded in the Registry on August 19, 2024 as Instrument Number 202414673, which was further assigned by BSPRT Seller as assignor to BSPRT 2023-FL10 ISSUER, LLC, a Delaware limited liability company (“BSPRT Issuer”), as assignee, by Assignment of Mortgage and Security Agreement dated July 17, 2024 and duly recorded in the Registry on August 19, 2024 as Instrument Number 202414675, which was further assigned in blank by BSPRT Issuer, as assignor, by Assignment of Mortgage and Security Agreement, and as further evidenced and secured by the loan documents identified on Exhibit A attached hereto and made a part hereof (collectively, the “Transaction Documents”);
WHEREAS, Assignor as the holder of Note A-1 pursuant to that certain Allonge to Promissory Note A-1 dated August 30, 2024 and executed by FBRED BDC Finance, LLC, and BSPRT Issuer as the holder of Note A-2 pursuant to that certain Allonge to Promissory Note A-2 dated July 17, 2024 and executed by BSPRT CRE Finance, LLC, and pursuant to that certain Allonge to Promissory Note A-2 dated July 17, 2024 and executed by BSPRT Seller, are parties to that certain Co-Lender Agreement dated as of June 28, 2024 (the “Co-Lender Agreement”);
WHEREAS, the parties hereto desire that Assignor assign to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Co-Lender Agreement.

NOW, THEREFORE, in consideration of the premises above set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor and Assignee hereby covenant and agree as follows:
1.Assignment. Assignor does hereby transfer, assign, grant and convey to Assignee, its successors and assigns, all of the right, title, interest and benefit of Assignor in and to the Co- Lender Agreement and does hereby grant and delegate to Assignee, its successors and assigns, any and all of the rights, remedies, duties and obligations of Assignor thereunder from and after the date hereof, to have and to hold the same unto Assignee and its successors and assigns forever.
This is a collateral assignment, given solely for the purpose of securing Assignor’s obligations to Assignee under (1) that certain Credit and Security Agreement, dated as of September 3, 2024, between Assignor, as borrower, and Assignee, as lender (as the same may hereafter be amended, restated, modified, replaced or otherwise supplemented, the “Security Agreement”) pursuant to which Assignee will agree to make a loan (the “Loan”) to Assignor in the maximum principal amount of FIFTEEN MILLION NINE HUNDRED FOURTEEN THOUSAND SIXTY TWO AND 50/100 DOLLARS ($15,914,062.50); and (2) the obligations of
Assignor and/or any of its affiliates under the Credit Documents (as defined in the Security Agreement).
Upon the occurrence of an Event of Default under (and as defined in) the Security Agreement or any other Credit Documents, Assignor’s right, title and interest in and to the Co- Lender Agreement shall be transferred and assigned to the Assignee (without any additional action taken on the part of Assignee or any other Person), and Assignor shall no longer enjoy any rights, title or interest in and to the Co-Lender Agreement.
2.Assumption. From and after the date of such Event of Default, Assignee hereby accepts this Assignment and, subject to the provisions hereof, assumes and agrees to observe, perform and be bound by all of the terms, covenants, agreements, conditions and obligations under the Co-Lender Agreement required to be observed or performed by Assignor thereunder.
3.Representations, Warranties and Covenants of Assignor.
(a)Assignor and BSPRT Issuer, are the sole owners and holders of the Co- Lender Agreement, free and clear of all liens, charges and encumbrances other than those created by, or expressly permitted pursuant to, the Credit Documents;
(b)Assignor has not sold, transferred, assigned, conveyed, pledged or endorsed any right, title or interest in the Co-Lender Agreement to any person or entity other than Assignee;
(c)Assignor has obtained all necessary consents, approvals and authorizations required for its execution, delivery and performance of this Assignment and has full right and power to sell and assign the same to Assignee subject to no interest or participation of, or agreement with, any party other than Assignee; and
(d)Assignor agrees that it will not take any action which is inconsistent with this Assignment, including, without limitation, any action amending, modifying or releasing the Co-Lender Agreement, or make any other collateral assignment of the Co-Lender Agreement without Assignee’s prior written consent, except as otherwise expressly permitted pursuant to the Security Agreement. Assignor shall, from time to time upon the reasonable request of Assignee, execute all instruments of further assurance and all such supplemental instruments with respect to this Assignment as Assignee may require.
4.Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.
5.Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Assignee shall have the right to assign or transfer its rights under this Assignment in connection with any assignment of the Loan and the Credit Documents. Any assignee or transferee of Assignee shall be entitled to all the benefits afforded to Assignee under this Assignment. Assignor shall have no right to assign or transfer its rights or obligations under this Assignment without the prior written consent of Assignee in its sole discretion, and any attempted assignment without such consent shall be null and void.
6.Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.
7.Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.
8.No Verbal Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated verbally or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
9.Waiver Of Trial By Jury. ASSIGNOR AND ASSIGNEE EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS ASSIGNMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY ASSIGNOR AND ASSIGNEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
10.Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.
11.Further Agreements. Assignor agrees to execute and deliver to Assignee such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Assignment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date above first written.
ASSIGNOR:
FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limite liability company

STATE OF NEW YORK    )
COUNTY OF    Pf    ;    ss.:

On the _3._2:2iay of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instru nt.

IN WITNESS WHEREOF, BSPRT Issuer has agreed to and acknowledged this Assignment as of the date above first written solely for the purposes of (i) acknowledging Assignee as a "Qualified Transferee" (as defined in the Co-Lender Agreement), (ii) confirming that this Assignment shall satisfy the notice obligations set forth in the Section 12 of the Co-Lender Agreement and (iii) confirming that BSPRT Issuer shall comply with all requirements set forth in the Co-Lender Agreement with respect to Qualified Transferees and Note Pledgees (each as defined in the Co-Lender Agreement).
BSPRT ISSUER:

2023-FLlO ISSUER, LLC,
a Delaware limite liability company

STATE OF NEW YORK
COUNTY OF    /Vi

)
) ss.:
)
On the 3l}day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the ind l whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrume .

.

EXHIBIT A
Transaction Documents All documents dated June 28, 2024, unless otherwise indicated:
1.Promissory Note A-1 made by AVON LANDING PARTNERS LLC, a Delaware limited liability company (“Borrower”) in favor of FBRED BDC FINANCE, LLC, a Delaware limited liability company (“Original Lender”) in the original principal amount of
$21,218,750.00, as endorsed by Original Lender to FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (“FBRED BDC Landings Finance, LLC”) by Allonge to Promissory Note A-1 dated August 30, 2024, as further endorsed in blank by FBRED BDC Landings Finance LLC by Allonge to Promissory Note;

2.Promissory Note A-2 made by Borrower in favor of BSPRT CRE FINANCE, LLC (“BSPRT”) in the original principal amount of $17,781,250.00, as endorsed to BSPRT 2023-FL10 SELLER, LLC (“BSPRT Seller”) by Allonge to Promissory Note A-2 dated July 17, 2024, as further endorsed to BSPRT 2023-FL10 ISSUER, LLC (“BSPRT Issuer”) by Allonge to Promissory Note A-2 dated July 17, 2024, as further endorsed in blank by Allonge to Promissory Note A-2;

3.Loan Agreement made by Borrower, Original Lender and BSPRT, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

4.Co-Lender Agreement made between Original Lender and BSPRT, as assigned by Original Lender to FBRED BDC Landings Finance, LLC by Assignment of Co-Lender Agreement;

5.Mortgage and Security Agreement, and executed by Borrower, as mortgagor for the benefit of Original Lender, as mortgagee, and duly recorded in the Office of the Recorder of Hendricks County, State of Indiana (“Clerk’s Office”) on July 2, 2024 as Instrument Number 202411358, which was amended by that certain First Amendment to Mortgage and Security Agreement dated as of July 8, 2024, and executed by Borrower and Original Lender and duly recorded in the Clerk’s Office on July 12, 2024 as Instrument Number 202412235, which was assigned by Original Lender, as assignor to BSPRT Seller, as assignee, by Assignment of Mortgage and Security Agreement dated July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414673, which was further assigned by BSPRT Seller, as assignor to BSPRT Issuer, as assignee, by Assignment of Mortgage and Security Agreement dated July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414675, which was further assigned in blank by BSPRT Issuer by Assignment of Mortgage and Security Agreement;

6.Assignment of Leases and Rents made by Borrower in favor of Original Lender, and duly recorded in the Clerk’s Office on July 2, 2024 as Instrument Number 202411359, as amended by that certain First Amendment to Assignment of Leases and Rents dated as of July 8, 2024 made by Borrower and Original Lender, and duly recorded in the Clerk’s Office on July 12, 2024 as Instrument Number 202412236, as assigned by Original Lender, as assignor to BSPRT Seller, as assignee, by Assignment of Assignment of Leases and Rents dated as of July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414674, which was further assigned by BSPRT Seller, as assignor to BSPRT Issuer, as assignee, by Assignment of Assignment of Leases and Rents dated as of July 17, 2024 and duly recorded in the Clerk’s Office on August 19, 2024 as Instrument Number 202414676, which was further assigned in blank by BSPRT Issuer by Assignment of Assignment of Leases and Rents;

7.UCC-1 Financing Statement (Hendricks County) naming Borrower, as Debtor and Original Lender, as Secured Party and duly filed in the Clerk’s Office on July 2, 2024 as Control Number 202411360, as assigned by Original Lender to BSPRT Issuer by UCC Financing Statement Amendment (Form UCC3) duly filed in the Clerk’s Office on August 19, 2024 as Control Number 202414677;

8.UCC-1 Financing Statement (State of Delaware) naming Borrower, as Debtor and Original Lender, as Secured Party and duly filed with the Delaware Department of State on July 18, 2024 as Filing Number 2024 4900047, as assigned by Original Lender to BSPRT Issuer by UCC Financing Statement Amendment (Form UCC3) duly filed with the Delaware Department of State on August 14, 2024 as Filing Number 2024 5591100;

9.Guaranty of Recourse Obligations made by MICHAEL P. WYMAN, a natural person (“Guarantor”) in favor of Original Lender, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

10.Environmental Indemnity Agreement made by Borrower and Guarantor in favor of Original Lender, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

11.Assignment of Management Agreement and Subordination of Management Fees made by Borrower in favor of Original Lender and consented and agreed to by CRESTLINE PROPERTY MANAGEMENT, LLC, an Indiana limited liability company, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17,

2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption

12.Collateral Assignment of Interest Rate Cap Agreement made by Borrower in favor of Original Lender, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

13.Deposit Account Control Agreement made by and among Borrower, Original Lender and PNC Bank, National Association, a national banking association, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

14.Springing Cash Management Agreement made by and among Borrower, Original Lender and PNC Bank, National Association, a national banking association, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

15.Borrower’s Certification made by Borrower in favor of Original Lender, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

16.Assignment of Development Agreement and Subordination of Development Fees made by Borrower in favor of Original Lender and consented and agreed to by MIZAK-AVON LLC, an Indiana limited liability company, as Developer, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

17.Assignment of General Contractor Agreement and Subordination of General Contractor Fees made by Borrower in favor of Original Lender and consented and agreed to by WDG CONSTRUCTION & DEVELOPMENT SERVICES, INC., an Indiana corporation, as General Contractor, as assigned by Original Lender to BSPRT Seller by General Assignment and Assumption dated July 17, 2024, which was further assigned by BSPRT

Seller to BSPRT Issuer, by General Assignment and Assumption dated July 17, 2024, which was further assigned in blank by BSPRT Issuer by General Assignment and Assumption;

18.All other documents and instruments relating to the Mortgaged Property and/or the Mortgage Loan and/or the swap transaction, all certificates and receipts executed by the Borrower and/or Guarantor, all appraisal, environmental, engineering, zoning, and other reports relating to operation or condition of the Mortgaged Property, all construction documents relating to the construction of the Mortgaged Property, and all casualty insurance policies, liability insurance policies, flood insurance policies, surveys, title insurance policies and opinion of counsel letters, and tenant estoppel certificates, subordination, non-disturbance and attornment agreements, if any, delivered in connection with the June 28, 2024 closing of the loan.
Capitalized terms not specifically defined herein shall have the meanings ascribed thereto in the Security Agreement.

GENERAL ASSIGNMENT AND ASSUMPTION

KNOW THAT, as of the 30th day of August, 2024, FBRED BDC FINANCE, LLC, a Delaware limited liability company, having an address at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (“Assignor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, sells, transfers, delivers, sets- over and conveys to FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company, having an address at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (“Assignee”), all rights and interests of Assignor, as administrative agent in, to and under or arising out of that certain whole loan to AVON LANDING PARTNERS LLC, a Delaware limited liability company (“Borrower”), in the original principal amount of $21,218,750.00 (the “Loan”), which Loan is evidenced, secured by and more particularly described in those documents set forth in Exhibit A attached hereto and made a part hereof (as may have been previously assigned, collectively, the “Loan Documents”), TOGETHER WITH all right, title and interest of Assignor in, to and under or arising out of:

(a)the Loan Documents;
(b)all guaranties, insurance policies, indemnifications, releases, affidavits, certificates, title insurance policies, certificates of deposit, performance bonds, letters of credit and other documents, reports, opinions, agreements, and instruments executed and/or delivered in connection with the Loan;
(c)all assignments and/or pledges, whether direct or collateral, of leases, rents, beneficial or equitable interests, proceeds, royalties, contracts, plans, specifications, permits, licenses, reserves, holdbacks, escrows, stocks, bonds and securities made to Assignor in connection with the Loan and other such assignments of collateral, whether direct or collateral, made to Assignor in connection with the Loan;
(d)all modifications, amendments, consolidations, renewals, extensions or restatements of any of the foregoing; and
(e)all demands, claims, causes of action and judgments relating to any of the foregoing and all rights accrued or to accrue thereunder.
Assignee hereby accepts the foregoing assignment and assumes all of the rights and obligations of Assignor, as administrative agent, arising after the date hereof out of the Loan, the Loan Documents and other interests so assigned.
TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever. Assignor hereby warrants and represents to Assignee that prior to the execution hereof,
Assignor has not sold, transferred, assigned, conveyed, pledged or endorsed any right and interest as administrative agent in the Loan Documents to any person or entity other than Assignee.
It is expressly understood that, except as expressly set forth herein, this Assignment is made by Assignor and assumed and accepted by Assignee (i) without any guarantee,

representation or warranty of any kind on the part of Assignor and (ii) without recourse to Assignor in any event or for any cause.
Assignee acknowledges that, except as otherwise provided in this General Assignment and Assumption Agreement, the Loan Documents for the Loan are being transferred to Assignee without recourse, warranty or representation, express or implied, of any kind, including, without limitation, any representations or warranties with respect to collectability, enforceability, title, documentation, priority of lien or value of collateral, and subject to the foregoing, Assignee accepts the Loan Documents being transferred to it on an “as is,” “where is” basis with all faults and subject to any and all valid claims or defenses of all types (including the unenforceability of any of the Loan Documents with respect to any Loan) which may be asserted against the Assignor or Assignee by any party.
This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.
Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.
Assignor hereby agrees to execute such other assignments, instruments and other documents as Assignee may reasonably request in confirmation of, and/or in furtherance of, the assignment made hereunder.
THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Assignor has duly executed, and Assignee has accepted and acknowledged this Assignment as of the day and year first above written.

FBRED BDC FINANCE, LLC,
a Delaware limited Ii    ility company

By:    _ Name: Jacob Breinholt
Title: Authorized Signato

ACCEPTED, ACKNOWLEDGED AND AGREED

FBRED BDC LANDINGS FINANCE, LLC,
Name: Jacob Breinho Title: Authorized Sign

EXHIBIT A TO
GENERAL ASSIGNMENT AND ASSUMPTION
LIST OF LOAN DOCUMENTS
(Documents dated as of June 28, 2024, unless otherwise indicated.)
1.Loan Agreement by and between Borrower and FBRED BDC FINANCE, LLC, a Delaware limited liability company;
2.Co-Lender Agreement by and between FBRED BDC FINANCE, LLC, and BSPRT 2023- FL10 ISSUER, LLC (as assigned);
3.Mortgage and Security Agreement, from Borrower, as mortgagor, to FBRED BDC Finance, LLC, as mortgagee (as amended), recorded in Hendricks County, Indiana (the “Security Instrument”);
4.Assignment of Leases and Rents from Borrower for the benefit of FBRED BDC Finance, LLC (as amended), recorded in Hendricks County, Indiana;
5.UCC Financing Statement (State);
6.UCC Fixture Filing (County);
7.Guaranty of Recourse Obligations by MICHAEL P. WYMAN, an individual (the “Guarantor”), and FBRED BDC FINANCE, LLC;
8.Environmental Indemnity Agreement from Guarantor and Borrower for the benefit of FBRED BDC Finance, LLC;
9.Borrower’s Certification;
10.Assignment of Management Agreement and Subordination of Management Fees from Borrower and CRESTLINE PROPERTY MANAGEMENT, LLC, an Indiana limited company, to FBRED BDC FINANCE, LLC;
11.Collateral Assignment of Interest Rate Cap Agreement from Borrower to Original Lender, acknowledged and agreed to by GOLDMAN SACHS BANK USA;
12.Deposit Account Control Agreement by and among Borrower, Original Lender, and PNC Bank, National Association, a national banking association;
13.Cash Management Agreement by and among Borrower, Original Lender, and PNC Bank, National Association, a national banking association;
14.Escrow instruction letter with proforma title policy attached; and
15.All other documents and instruments relating to the Property and/or the Loan, including, without limitation, any prior assignments of the Loan Documents, all certificates and receipts executed by Borrower, all appraisal reports, all environmental, engineering and other reports relating to the operation or condition of the Property, and all casualty insurance policies, liability insurance policies, title insurance policies and opinions of counsel.

ALLONGE TO PROMISSORY NOTE

ALLONGE to that certain Promissory Note A-1 dated June 28, 2024 (together with any and all addenda, riders, exhibits, supplements, amendments, schedules and attachments), in the stated principal amount of $21,218,750.00 made by AVON LANDING PARTNERS LLC, a Delaware limited liability company (hereinafter referred to as the “Borrower”), payable to the order of FBRED BDC FINANCE, LLC, a Delaware limited liability company, as endorsed to FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (“Assignor”) by Allonge to Promissory Note dated August 30, 2024.

Pay to the order of     (“Assignee”), together with its successors and assigns, without any recourse, representation or warranty of any kind, express or implied, except to the extent provided in the Credit and Security Agreement, dated as of February 8, 2023, between Assignor, as borrower, and WEBSTER BANK, NATIONAL ASSOCIATION, as lender.

Dated:

THIS ALLONGE SHOULD BE PERMANENTLY AFFIXED TO THE PROMISSORY NOTE DESCRIBED ABOVE

ASSIGNOR:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company,

Nam
Title:    u on    natory

NOTE DATE: JUNE 28, 2024    LOAN AMOUNT: $21,218,750.00
BORROWER NAME:    AVON LANDING PARTNERS LLC, a Delaware limited liability
company
PROPERTY ADDRESS:    2520 N COUNTY ROAD 1000 E, INDIANAPOLIS, TN 46234

•••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••••

PAY TO THE ORDER OF:

FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company

WITHOUT RECOURSE
THIS 30th DAY OF AUGUST, 2024.

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:    +
Name: Jacob Br    nho
Title:    Authorize    Signatory

PROMISSORY NOTE A-1
$21,218,750.00    New York, New York
June 28, 2024 FOR VALUE RECEIVED AVON LANDING PARTNERS LLC, a Delaware limited liability company, as maker, having its principal place of business at 5520 Kopetsky Drive, Suite A, Indianapolis, Indiana 46217 (“Borrower”), hereby unconditionally promises to pay to the order of FBRED BDC FINANCE, LLC, a Delaware limited liability company, having an address at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (together with its successors and/or assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWENTY-ONE MILLION TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS
($21,218,750.00), or so much thereof as is advanced pursuant to that certain Loan Agreement dated the date hereof by and among Borrower, the entity or entities identified on the signature page thereto as “Lender”, and FBRED BDC Finance, LLC, a Delaware limited liability company, in its capacity as a “Lender” and as administrative agent for the “Lender” from time to time party thereto (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note A-1 (as amended, replaced, restated, supplemented or otherwise modified from time to time, this “Note”) at the interest rate specified in the Loan Agreement, and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
ARTICLE 1: PAYMENT TERMS
Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Documents shall be due and payable on the Maturity Date.
ARTICLE 2: DEFAULT AND ACCELERATION
The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.
ARTICLE 3: LOAN DOCUMENTS
This Note is secured by the Security Instrument and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency

PPAB 11153654v4

between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

PPAB 11153654v4

ARTICLE 4: SAVINGS CLAUSE
Notwithstanding anything to the contrary contained in this Note or in any of the other Loan Documents, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.
ARTICLE 5: NO ORAL CHANGE
This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
ARTICLE 6: WAIVERS
Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on

2

PPAB 11153654v4

transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Security Instrument or any other Loan Document.)
ARTICLE 7: TRANSFER
Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
ARTICLE 8: EXCULPATION
The provisions of Article 12 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
ARTICLE 9: GOVERNING LAW
The governing law and related provisions contained in Section 15.4 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein.
ARTICLE 10: NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Article 15.5 of the Loan Agreement.
ARTICLE 11: SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY
This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns. Lender may sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons, all or a portion of its rights and obligations under this Note and the other Loan Documents to any Person. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. Borrower shall not have the right to assign, delegate or transfer its rights or obligations under this Note without the prior written consent of Lender (except to the extent otherwise expressly permitted pursuant to the terms and conditions of the Loan Agreement), and any attempted assignment, delegation or transfer without such consent shall be null and void. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

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PPAB 11153654v4

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.
BORROWER:
AVON LANDING PARTNERS LLC,
a Delaware limited liability company

By: ALP DELAWARE, LLC,
a Delaware limited liability company its member

Promissory Note A-1
Landing at Avon

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of September 3, 2024, by and between FBRED BDC FINANCE, LLC, a Delaware limited liability company, having its principal place of business at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (the “Pledgor”), and WEBSTER BANK, NATIONAL ASSOCIATION, having a place of business at One Jericho Plaza, Jericho, New York 11753 (the “Secured Party”).

RECITALS

WHEREAS, FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company, having its principal place of business at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105 (the “Borrower”), and the Secured Party are parties to that certain Credit and Security Agreement dated as of the date hereof (the “Credit Agreement”);
WHEREAS, Pledgor owns 100% of the membership interests of the Borrower; and WHEREAS, it is a condition precedent under the Credit Agreement that Pledgor enters into this Agreement and pledge to the Secured Party all of its membership interests in the Borrower in favor of the Secured Party, all pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Definitions; Interpretation.

(a)Credit Agreement Definitions. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
(b)UCC Definitions. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

(c)Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble.
“Borrower” has the meaning set forth in the recitals.
“Event of Default” has the meaning set forth in Section 7.

“Instruments” has the meaning set forth in the UCC.

“General Intangibles” has the meaning set forth in the UCC.

“Instruments” has the meaning set forth in the UCC.

“Investment Property” has the meaning set forth in the UCC.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

“Obligations” means, with respect to the Borrower, all indebtedness, liabilities and other obligations of the Borrower to the Secured Party arising out of or in connection with the Credit Documents or otherwise, including, without limitation, all unpaid principal of the Note, all interest accrued thereon and all amounts payable by the Borrower to the Secured Party thereunder, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due or now existing or hereafter arising.

“Operating Agreement” means that certain Limited Liability Company Agreement of Borrower, dated as of August 30, 2024, as the same may be amended from time to time.

“Pledged Collateral” has the meaning set forth in Section 2(a).

“Pledged Interest” means, collectively, with respect to Pledgor, (a) all interests and securities in the Borrower owned by Pledgor, whether now owned, held or hereafter acquired, including, without limitation, all membership interests in the Borrower, and the certificates, if any, representing such interests and securities and any interest of Pledgor on the books and records of the Borrower or on the books and records of any securities intermediary pertaining to such interests, (b) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds generated by and/or for the Borrower from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (c) any and all rights of Pledgor to share in the Borrower’s profits and losses pursuant to the Operating Agreement or otherwise, (d) any and all rights of Pledgor to and interests in any proceeds and distributions under or pursuant to the Operating Agreement or otherwise, including, without limitation (i) all rights of Pledgor to receive moneys in repayment of loans made to the Borrower pursuant to the Operating Agreement or otherwise and (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interest, (e) any and all other rights of Pledgor to and under the Operating Agreement, including, without limitation (i) all claims of Pledgor for damages arising out of or for breach of or default or misrepresentation under the Operating Agreement or any documents, instruments or opinions delivered pursuant thereto, (ii) any right of Pledgor to terminate the Operating Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (iii) all rights of Pledgor to vote and give appraisals, consents,

“Pledgor” has the meaning set forth in the preamble.

decisions and directions and exercise any other similar rights with respect to any lawful action of the Borrower, and (f) to the extent not included in the foregoing, all Proceeds and Supporting Obligations of or with respect to the Pledged Interest.

“Pledgor” has the meaning set forth in the preamble.

“Proceeds” has the meaning set forth in the UCC.

“Secured Party” has the meaning set forth in the preamble.

“Securities Act” means the Securities Act of 1933, as amended.

“Supporting Obligations” has the meaning set forth in the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

(d)Interpretation, Etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified, (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement.
SECTION 2. Security Interest.

(a)Pledgor hereby pledges to the Secured Party, and hereby grants to the Secured Party a Lien on and a security interest in, all of Pledgor’s right, title and interest in, to and under the following, in each case whether now existing or owned or hereafter arising or acquired, and wherever located (collectively, the “Pledged Collateral”), as collateral security for the payment and performance in full of all of the Obligations:

(i)all Pledged Interests owned by Pledgor;

(ii)all Borrower’s Investment Property, General Intangibles, contract rights, certificates, promissory notes and Instruments evidencing, constituting or representing any of the foregoing;

(iii)all Borrower’s books, records and other documentation of Pledgor related to any of the foregoing; and

(iv)all Borrower’s Proceeds of each of the foregoing and all substitutions and replacements for each of the foregoing.

(b)Pledgor hereby agrees to deliver to or for the account of the Secured Party, at the address and to the Person or Persons to be designated by the Secured Party, any certificates representing the Pledged Interest, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

(c)If Pledgor shall become entitled to receive or shall receive any additional Pledged Interest hereafter acquired by Pledgor, Pledgor shall accept any such additional Pledged Interest as the Secured Party’s agent, shall hold it in trust for Secured Party, shall segregate it from other property or funds of Pledgor, and shall deliver all such additional Pledged Interest and all certificates, instruments and other writings representing such additional Pledged Interest forthwith to or for the account of the Secured Party, at the address and to the Person to be designated by the Secured Party, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party, to be held by the Secured Party subject to the terms hereof, as part of the Pledged Collateral.
(d)If Pledgor shall become entitled to receive or shall receive in connection with the Pledged Collateral any payment, dividend or other distribution, Pledgor shall accept the foregoing as the agent for Secured Party, shall hold it in trust for the benefit of Secured Party, shall segregate it from other property or funds of Pledgor, and shall deliver all such payments, dividends or distributions, in the exact form received, forthwith to or for the account of Secured Party, at the address and to the Person to be designated by Secured Party, with any necessary endorsements and other instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, as Secured Party shall request, to be held by Secured Party subject to the terms hereof, as part of the Pledged Collateral. Notwithstanding the foregoing, proceeds of the loan made by Secured Party to Borrower pursuant to the Credit Agreement may be distributed to Pledgor and any payment, dividend or other distribution made in cash to and received by Pledgor under or pursuant to the Operating Agreement, to the extent permitted under the Credit Documents, shall be exempt from the provisions of this Section 2(d). For the avoidance of doubt, Pledgor shall not be entitled to receive any payment, dividend or other distribution at any time after an Event of Default at which time all rights of Pledgor to receive payments, dividends or other distributions which Pledgor would otherwise be authorized to receive and retain pursuant to this Section 2(d) shall cease, and all such rights shall thereupon become vested in Secured Party, and Secured Party shall thereupon have the sole right to receive and hold as Pledged Collateral all such payments, dividends and/or distributions.

(e)Pledgor hereby authorizes the Secured Party to file at any time and from time to time any financing statements describing the Pledged Collateral. Pledgor shall execute and deliver to the Secured Party, as the Secured Party may reasonably request, and Pledgor hereby authorizes the Secured Party to file (with or without Pledgor’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to the Secured Party, to effect a transfer of a perfected first priority lien on and security interest in and pledge of the Pledged Collateral owned by Pledgor to the Secured Party pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of the Secured Party in the Pledged Collateral. Pledgor will cooperate with the Secured Party in obtaining control (as defined in the UCC) of the Pledged Collateral consisting of investment property. Pledgor ratifies and authorizes the filing by the Secured Party of any financing statements filed prior to the date hereof.

(f)Without limiting clause (e) above, Pledgor shall take such further actions, and execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Secured Party may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral owned by Pledgor as provided herein and the rights and interests granted to the Secured Party hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Secured Party’s security interest in the Pledged Collateral or permit the Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral owned by Pledgor, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of control agreements, all in form reasonably satisfactory to the Secured Party and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral owned by Pledgor as provided herein and to preserve the other rights and interests granted to the Secured Party hereunder, as against third parties, with respect to the Pledged Collateral owned by Pledgor.
(g)Pledgor shall take all actions necessary to cause the Operating Agreement to provide specifically at all times that: (i) the Pledged Interest is a security and shall be governed by Article 8 of the applicable UCC; (ii) each certificate of membership representing a Pledged Interest shall bear a legend to the effect that such membership interest is a security and is governed by Article 8 of the applicable UCC; and (iii) no consent of any member, manager or other Person shall be a condition to the admission as a member of any transferee (including the Secured Party) that acquires ownership of any Pledged Interest as a result of the exercise by the Secured Party of any remedy hereunder or under applicable law.

(h)Pledgor will join with the Secured Party in notifying any third party who has possession of any Pledged Collateral of the Secured Party’s security interest therein and obtaining an acknowledgment from the third party that is holding the Pledged Collateral for the benefit of the Secured Party.

(i)This Agreement shall create a continuing security interest in the Pledged Collateral which shall remain in effect until terminated in accordance with Section 10(k).

SECTION 3. Administration of the Pledged Collateral.

(a)Unless an Event of Default shall have occurred and is continuing with respect to Pledgor, Pledgor shall have the right to vote its Pledged Interest and to retain the power to control the direction, management and policies of the Borrower to the same extent as Pledgor would if the Pledged Collateral were not pledged to the Secured Party pursuant to this Agreement; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken or proxy given which would have the effect of impairing the position or interest of the Secured Party in respect of the Pledged Collateral or be inconsistent with or violate any provision of this Agreement or any other Credit Document.

(b)Upon and after the occurrence of any Event of Default with respect to Pledgor, subject to the provisions of the UCC and other applicable law: (i) all rights of Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 3(a) shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights, and the Secured Party shall have the right to vote or consent to take any action with respect to the Pledged Collateral owned by Pledgor and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Pledged Collateral as if the Secured Party were the absolute owner thereof; and (ii) the Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral owned by Pledgor, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with such Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to such Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Secured Party’s rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement.
(c)Distributions and other payments which are received by Pledgor but which it is not entitled to retain as a result of the operation of this Agreement shall be held in trust for the benefit of Secured Party and be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to Secured Party in the same form as so received.
(d)At any time and from time to time upon and after the occurrence of any Event of Default, the Secured Party may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. The Secured Party shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

(e)For the purpose of enabling the Secured Party to exercise its rights under this Section 3 or otherwise in connection with this Agreement, Pledgor hereby (i) constitutes and appoints the Secured Party (and any of the Secured Party’s officers, employees or agents designated by the Secured Party) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of Pledgor, which the Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Secured Party’s rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints the Secured Party as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the members of the Borrower held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and, with respect to Pledgor, is irrevocable so long as the Obligations have not been paid and performed in full at which time each appointment shall be deemed automatically revoked. Pledgor hereby ratifies, to the extent permitted by law, all that the Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 3.

(f)Notwithstanding anything herein to the contrary, (i) Pledgor shall remain liable under the Operating Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release Pledgor from any of its duties and obligations thereunder and (iii) the Secured Party shall not have any obligation or liability thereunder by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 4. Secured Party’s Duties. Notwithstanding any provision contained in this Agreement, the Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by the Secured Party hereunder, the Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral. Pledgor agrees that Secured Party shall have no responsibility to Pledgor with respect to any losses sustained on any item of, or investment in, the Pledged Collateral or for any failure to realize any yields desired by Pledgor. For the avoidance of doubt, in no event shall the standard of care imposed upon the Secured Party hereunder exceed the minimum applicable standard of care imposed under Section 9-207 of the UCC.

SECTION 5. Representations and Warranties. As of the date hereof, Pledgor represents and warrants to the Secured Party as follows:

(a)Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Pledged Collateral of Pledgor pursuant to this Agreement;

(b)The execution, delivery and performance hereof and the pledge of and granting of a security interest in the Pledged Collateral hereunder does not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder;

(c)No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Pledgor of this Agreement, except for which consent or approval has been obtained;

(d)With respect to the Pledged Collateral owned by Pledgor: (i) such Pledged Collateral has been duly and validly issued, and is and will be fully paid and non-assessable; (ii) Pledgor is the legal record and beneficial owner of such Pledged Collateral; (iii) Pledgor has good and marketable title thereto, free and clear of all Liens except for the pledge and security interest created by this Agreement; and (iv) Pledgor has rights in or the power to transfer such Pledged Collateral, subject to the terms and conditions set forth in the Operating Agreement; and

(e)Each Pledgor’s principal place of business or residential address, as applicable, is set forth on Schedule A hereto, and each Pledgor’s exact legal name is as set forth on Schedule A hereto.
SECTION 6. Covenants.    So long as any Obligations remain unsatisfied, Pledgor covenants and agrees as follows:

(a)Pledgor will, at its own expense, appear in and defend any action, suit or proceeding which purports to affect its title to, or right or interest in, the Pledged Collateral or the security interest of the Secured Party therein and the pledge to the Secured Party thereof.

(b)Pledgor shall give prompt written notice to the Secured Party (and in any event not later than thirty (30) days following any change described below in this subsection) of:
(i) any change in the location of books and records pertaining to the Pledged Collateral owned by Pledgor and (ii) any change in Pledgor’s name.

(c)Except as otherwise permitted by the Credit Agreement, Pledgor will not sell, convey, transfer, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein, other than the pledge to, and the grant of the security interest therein to, the Secured Party.

(d)Pledgor will not authorize or permit the Borrower to issue any additional membership interests in the Borrower, except to the extent the Borrower has a legal duty to register a requested transfer under Section 8-401 of the UCC.

(e)Pledgor will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to the Secured Party created by this Agreement.

(f)Pledgor will promptly, upon the written request from time to time of the Secured Party, execute, acknowledge and deliver, and file and record, all such financing statements and other documents and instruments, and take all such action, as shall be reasonably necessary to carry out the purposes of this Agreement.

SECTION 7. Events of Default. Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a)Any representation or warranty by Pledgor under or in connection with this Agreement or any other Credit Document shall prove to have been incorrect in any material respect when made or deemed made, and Pledgor has failed to cure such default within ten (10) Business Days after the earlier to occur of (i) the date on which written notice of such failure shall have been given to Pledgor by the Secured Party and (ii) the date on which Pledgor knew or became aware, or should have known or been aware, of such failure;

(b)Guarantor revokes or terminates, or purports to revoke or terminate, the Guaranty or fails to perform or observe in any material respect any other term, covenant or agreement contained in any Credit Document on its part to be performed or observed and any such failure shall remain unremedied for a period of five (5) Business Days from the occurrence thereof;
(c)Any “Event of Default” as defined in the Credit Agreement shall have occurred, unless waived by the Secured Party in its sole discretion;

(d)Pledgor (i) fails or is unable to or admits in writing its inability to pay its debts generally as they become due, (ii) commences a voluntary case in bankruptcy or any other action or proceeding for any other relief under any law affecting creditors’ rights that is similar to a bankruptcy law, (iii) consents by answer or otherwise to the commencement against it of an involuntary case in bankruptcy or any other such action or proceeding, or an involuntary case in bankruptcy or any other such action or proceeding in respect of such Person or any of its properties is commenced and is not dismissed on or before the sixtieth (60th) day after the commencement thereof, (iv) makes an assignment for the benefit of creditors, (v) files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a substantial part of its assets, (vi) by any act or omission indicates its consent, approval of, or acquiescence in the appointment of a receiver, custodian or trustee for all or a substantial part of its property, (vii) is adjudicated a bankrupt or (viii) becomes insolvent however otherwise evidenced.

(e)Any impairment in the priority of the Secured Party’s Lien hereunder not caused by the Secured Party unless Pledgor cures the loss of such priority to the satisfaction of the Secured Party in its sole discretion within ten (10) days of receipt of notice from the Secured Party; and

(f)Any levy upon, seizure or attachment of any of the Pledged Collateral owned by Pledgor and any such levy, seizure or attachment shall remain unremedied for a period of ten (10) Business Days from the occurrence thereof.

SECTION 8. Remedies.

(a)Upon the occurrence and continuance of any Event of Default with respect to Pledgor, then the Secured Party may take any or all of the following actions:

(i)declare all amounts owing or payable under the Credit Agreement or any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, except as otherwise expressly required by the Credit Documents, all of which are hereby expressly waived by Pledgor; and

(ii)exercise all rights and remedies available to it under the Credit Documents, the UCC, at law and/or in equity;

provided, however, that upon the occurrence of an Event of Default of the type described in Section 7(d), the unpaid amounts as aforesaid shall automatically become due and payable, without further act of the Secured Party.
(b)Without limiting the generality of the foregoing, Pledgor agrees that any item of the Pledged Collateral owned by Pledgor may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers’ board or elsewhere, by public or private sale, and at such times and on such terms, as the Secured Party shall determine in compliance with applicable law; provided, however, that Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Secured Party in cash. The Secured Party shall give Pledgor such notice of any private or public sales as may be required by the UCC or other applicable law. Pledgor recognizes that the Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale, provided such sale is otherwise effectuated in compliance with applicable law. The Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.
(c)The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral owned by Pledgor, and any other amounts received in respect of such Pledged Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the out-of-pocket costs and expenses of the Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Pledged Collateral, and to the payment of all other amounts payable to the Secured Party pursuant to Section 10(l); and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law. Pledgor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

(d)If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, within five (5) days after written request, Pledgor shall from time to time furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of securities included in such Pledged Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 9. Certain Waivers.

(a)Pledgor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to its Pledged Collateral, after sale hereunder, and all rights, if any, of marshalling of such Pledged Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Secured Party’s power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against the Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.
(b)Pledgor waives any right it may have to require the Secured Party to pursue any third person for any of the Obligations. The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Pledged Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. The Secured Party may sell the Pledged Collateral without giving any warranties as to the Pledged Collateral. The Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. If the Secured Party sells any of the Pledged Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Pledged Collateral, the Secured Party may resell the Pledged Collateral and Pledgor shall be credited with the proceeds of the sale.

SECTION 10. Miscellaneous.

(a)Notices. Unless otherwise provided in this Agreement, all notices, approvals, consents and other communications under this Agreement (collectively, “Notices”) are to be in writing and addressed to each party at the address set forth below. Notices shall be deemed to have been duly given upon the earliest of: (i) actual receipt or refusal; (ii) delivery by courier to the address set forth below; or (iii) one (1) Business Day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; or (iv) in the case of email, upon delivery of such email; provided, that (A) such email Notice was also delivered by one of the means set forth in (i), (ii) or (iii) above (which may arrive after such email). A new address for Notices may be established by Notice to the other in the manner set forth in this Section 10(a); provided, however, that no change of address will be effective until Notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties, other than the Secured Party and Pledgor, now or hereafter designated by a party as entitled to Notice, are for convenience only and are not required for Notice to a party to be effective in accordance with this Section 10(a). A party receiving a Notice which does not comply with the technical requirements for notice under this Section 10(a) may elect to waive any deficiencies and treat the Notice as having been properly given.

If to the Secured Party:

WEBSTER BANK, NATIONAL ASSOCIATION
One Jericho Plaza Jericho, New York 11753
Attention: Commercial Loan Department

With a copy to (which copy shall not constitute notice):

ROMER DEBBAS LLP
275 Madison Avenue, 8th Floor New York, New York 10016 Attention: Guy Arad, Esq.
E-mail: garad@romerdebbas.com

If to Pledgor:
FBRED BDC FINANCE, LLC
1345 Avenue of the Americas, Suite 32A New York, New York 10105
Attention: Micah Goodman Telephone: (212) 588-6982
Email: m.goodman@benefitstreetpartners.com and CREFinance@benefitstreetpartners.com
With a copy to (which copy shall not constitute notice):

NELSON MULLINS RILEY & SCARBOROUGH LLP
One Financial Center, Suite 3500 Boston, Massachusetts 02111 Attention: Jim Bartling, Esq.
Telephone: (617) 217-4692
Email: jim.bartling@nelsonmullins.com

(b)No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise any right, power or privilege hereunder upon the occurrence of any Event of Default or otherwise shall impair any such right, power or privilege or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. The Secured Party may, from time to time, in writing waive compliance by the other parties with any of the terms of this Agreement and its rights and remedies upon any Event of Default, and no waiver by the Secured Party shall ever be legally effective unless such waiver by the Secured Party shall be acknowledged and agreed in writing by the Secured Party. No course of dealing between Pledgor and the Secured Party shall operate as a waiver thereof. No waiver of any Event of Default shall impair any right, power, privilege or remedy of the Secured Party not specifically waived. No single, partial or full exercise of any right, power, privilege of the Secured Party shall preclude any other or further exercise thereof. The acceptance by the Secured Party at any time and from time to time of a partial payment or partial performance of any of the Obligations set forth herein shall not be deemed a waiver, reduction, modification or release from any Event of Default then existing. No waiver by the Secured Party of any Event of Default shall be deemed to be a waiver of any other existing or any subsequent Event of Default. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.
(c)Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns of the parties hereto; provided, however, that Pledgor may not assign or transfer any of its rights, obligations or interests hereunder or delegate its duties hereunder without the prior written consent of the Secured Party.

(d)Governing Law; Submission to Jurisdiction; Venue.

(i)This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York, without regard to principles of conflicts of laws. Any legal action or proceeding against Pledgor with respect to this Agreement may be brought in the courts of the State of New York or in the United States Federal courts located in New York, New York and, by execution and delivery of this Agreement Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(ii)Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in Section 10(d)(i) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.
(e)Waiver of Jury Trial. THE SECURED PARTY AND PLEDGOR EACH

HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT.

(f)Modification. Neither this Agreement nor any terms hereof may be amended, modified, supplemented, changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Secured Party. Unless such amendment, modification, supplement, change, waiver, discharge or termination is in writing signed by the Secured Party, it shall not be valid or effective (or serve as a basis of reliance by way of estoppel).

(g)Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents contain the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability of Provisions. Any provision which is determined to be unconscionable, against public policy or any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(i)Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(j)Counterparts; Copies. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The delivery of a copy of the signature page to this Agreement shall be binding on the parties hereto.
(k)Termination. With respect to Pledgor, when all the Obligations have been paid in full and the Credit Agreement has been terminated, the security interests created by this Agreement with respect to the Pledged Collateral owned by Pledgor shall terminate, and the Secured Party shall, upon the request and at the sole cost and expense of Pledgor, promptly execute and deliver to Pledgor such documents and instruments reasonably requested by Pledgor as shall be necessary to evidence termination of such security interests given by Pledgor to the Secured Party hereunder.

(l)Costs and Expenses. Pledgor agrees to pay on demand all out-of-pocket costs and expenses of the Secured Party, and the reasonable out-of-pocket fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement with respect to Pledgor and any of the Pledged Collateral owned by Pledgor, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of such Pledged Collateral, including all out-of-pocket expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such out-of-pocket expenses of sales and collections of the Pledged Collateral.

(m)Obligations Absolute. All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)any lack of validity or enforceability of any of the Credit Documents, or any other agreement or instrument relating thereto;

(ii)any change in the time, manner or place of payment of, or in any other term of, all or any of any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Credit Documents or any other agreement or instrument relating thereto;

(iii)any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;
(iv)any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, any of the Credit Documents except as specifically set forth in a waiver granted pursuant to the provisions of Section 10(f) above; or
(v)any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PLEDGOR:

FBRED BDC FINA    L
a Delaware limited

By:    =-'
Name: Jacob Breinh t
Title: Authorized Signatory

[Pledgor's Signature Page to Pledge Agreement]

IN WITNESS WHEREOF, Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SECURED PARTY:

WEBSTER BANK, NATIONAL ASSOCIATION

By:_ - -
Name: Ellen Weber
Title: Senior Managing Director

[Secured Party's Signatme Page to Pledge Agreement]

SCHEDULE A

PRINCIPAL PLACE OF BUSINESS AND LEGAL NAME

Legal Name:    FBRED BDC FINANCE, LLC
Principal Place of Business: 1345 Avenue of the Americas, Suite 32A, New York, New York
10105

JOINDER AND CONSENT OF THE ISSUER
The undersigned hereby (a) joins in the above Agreement for the sole purpose of consenting to the terms thereof; (b) agrees to cooperate fully and in good faith with the Secured Party and Pledgor in carrying out this Agreement (including, without limitation, by admitting Secured Party or its transferee (including from a secured party’s sale) as a substituted member);
(c) waives any transfer or other restrictions, existing pursuant to any contract, agreement, or undertaking, regardless of how characterized, oral or written, to which the undersigned is a party, or by which the undersigned or its property is bound, or to which the undersigned or its property is subject, the Operating Agreement, or otherwise (other than under any applicable securities laws), which otherwise might apply to the granting of the pledges and security interests hereunder, or to the exercise by the Secured Party of the rights and remedies provided in this Agreement or applicable law, at law or in equity, so as to, among other things, permit (x) Pledgor to enter into and perform Pledgor’s obligations under this Agreement, and (y) the Secured Party’s exercise of the Secured Party’s rights and remedies hereunder and under applicable law, at law or in equity;
(d) represents and warrants that the (i) undersigned has elected to have its membership interests deemed to be “securities” for the purposes of Articles 8 and 9 of the UCC, and the certificates representing the Pledged Interest being delivered to Secured Party pursuant to the Agreement are “certificated securities,” (as defined by the UCC), (ii) Secured Party is duly noted in the undersigned’s books and records as the sole pledgee of the Pledged Collateral, and (iii) undersigned will not recognize any transferee or pledgee of the Pledged Collateral other than Secured Party or pursuant to the exercise of Secured Party’s rights and remedies under this Agreement, except to the extent that the undersigned has a legal duty to register a requested transfer under Section 8-401 of the UCC; and (e) subject to the requirements of the UCC and the Operating Agreement, agrees to comply with any “instructions” (as defined in Section 8-102(a)(12) of the UCC) originated by the Secured Party in conformity with this Agreement without further consent of the Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Pledged Collateral or the proceeds thereof, including any distributions with respect thereto (this clause (e) shall not be construed as expanding the rights of Secured Party to give instructions with respect to the Pledged Collateral beyond such rights set forth in the above Agreement).
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has caused this Joinder and Consent to be executed as an instrument under seal of the date first above written.
ISSUER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

By:      1---+
Name: Jacob Br i
Title: Authorized Signatory

INSTRUCTION TO REGISTER PLEDGE

As of September 3, 2024
To:    FBRED BDC LANDINGS FINANCE, LLC (“Issuer”)
In accordance with that certain PLEDGE AGREEMENT dated as the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Pledge Agreement), granted by FBRED BDC FINANCE, LLC, a Delaware limited liability company (the “Pledgor”) to and for the benefit of WEBSTER BANK, NATIONAL ASSOCIATION (collectively with its successors and assigns, “Pledgee”) you are hereby instructed to register the pledge of the following interests as follows:

All right, title and interest now owned or hereafter acquired by Pledgor in the following:
(a)the Pledged Interest together with all rights to distributions or other payments arising therefrom or relating thereto, and all options, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable in respect of or in exchange for any or all of the Pledged Interest;
(b)to the extent not covered by subparagraph (a), all rights to receive all income, gain, profit, loss, or other items allocated, allocable, distributed, or distributable to Pledgor under the Operating Agreement and any other organizational documents of the Issuer, and all general intangibles, accounts, investment property, payment intangibles, supporting obligations, other contract rights or rights to the payment of money, and all proceeds, as each of the foregoing terms is defined in the UCC, arising out of, or in connection with, capital stock and/or membership interests in Issuer;
(c)all of Pledgor’s ownership interest in any capital accounts in the Issuer;
(d)all of Pledgor’s voting, consent, management, management removal and replacement, and approval rights, and/or rights to control or direct the affairs of the Issuer, inclusive of the management rights of the Pledgor of the Issuer, as set forth in the Operating Agreement of the Issuer;
(e)any additional ownership interests of, and any membership, partnership, or other ownership interests exchangeable for or convertible into and warrants, options, and other rights to purchase or otherwise acquire shares of ownership interests of, the Issuer, or entity which is the successor of the Issuer, from time to time acquired by Pledgor in any manner (all of which interests shall be deemed to be part of the Pledged Interest), and any certificates or other instruments representing such additional interests, warrants, options, and other rights, and all distributions and other property or proceeds from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional shares, warrants, options, or other rights; and

(f)to the extent not covered by clauses (a) through (e) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes hereof, the term “proceeds” includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor from time to time with respect to any of the Pledged Collateral;
(g)all right, title and interest of the Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Interest and any other Pledged Collateral;
(h)all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the Code) constituting or relating to the foregoing; and
(i)to the extent not otherwise part of the Pledged Collateral, all proceeds, income and profits thereof and all property received in exchange or substitution thereof, of any of the foregoing property of Pledgor.
You are hereby further authorized and instructed to execute and deliver to Pledgee a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit A annexed hereto and, to the extent provided more fully in therein, to comply with the instructions of Pledgee in respect of the Pledged Collateral without further consent of, or notice to, Pledgor. Notwithstanding anything in this paragraph to the contrary, this instruction shall not be construed as expanding the rights of Pledgee to give instructions with respect to the Pledged Collateral beyond such rights set forth in the Pledge Agreement.
This Instruction to Register Pledge may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Further, facsimile or electronic (e.g., .pdf format) copies of signatures shall be considered originals for purposes of binding the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

SIGNATURES TO INSTRUCTION TO REGISTER PLEDGE

PLEDGOR:

LC,
Name: Jacob Breinho t Title: Authorized Sig tory

ISSUER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liabi ity comp an ---

By:
Name: Jacob Breinh t
Title: Authorized Sig atory

PLEDGEE:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Name: Ellen Weber
Title: Senior Managing Director

SIGNATURES TO INSTRUCTION TO REGISTER PLEDGE

PLEDGOR:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:          _ Name: Jacob Breinholt
Title: Authorized Signatory

ISSUER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

By:
Name: Jacob Breinholt
Title: Authorized Signatory

PLEDGEE:

WEBSTER BANK, NATIONAL ASSOCIATION

By:    , ..c..     --
Name: Ellen Weber
Title: Senior Managing Director

EXHIBIT A
FORM OF CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT [SEE ATTACHED]

CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

As of September 3, 2024
To:    WEBSTER BANK, NATIONAL ASSOCIATION
Pursuant to that certain PLEDGE AGREEMENT dated as the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Pledge Agreement), granted by FBRED BDC FINANCE, LLC, a Delaware limited liability company (the “Pledgor”) to and for the benefit of WEBSTER BANK, NATIONAL ASSOCIATION (collectively with its successors and assigns, “Pledgee”), this Confirmation Statement and Instruction Agreement relates to those ownership interests owned by Pledgor (the “Pledged Interests”, as defined in the Pledge Agreement), issued by FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (“Issuer”). For purposes of perfecting the security interest of Pledgee therein, Issuer agrees as follows:

On the date hereof, the registered owner of the Pledged Interest is Pledgor. The registered pledgee of the Pledged Interest is:
WEBSTER BANK, NATIONAL ASSOCIATION
There are no liens of Issuer on the Pledged Collateral or any adverse claims thereto for which Issuer has a duty under Section 8-403 of the UCC. Issuer has by book-entry registered the Pledged Collateral in the name of the registered pledgee on or before the date hereof. No other pledge is currently registered on the books and records of Issuer with respect to the Pledged Collateral.
Until the Loan (as defined in the Credit Agreement) is paid in full (exclusive of provisions which shall survive full payment), Issuer agrees, except to the extent the Borrower has a legal duty to register a requested transfer under Section 8-401 of the UCC, to: (i) comply with the instructions of Pledgee sent in accordance with the Pledge Agreement, without any further consent from Pledgor or any other Person, in respect of the Pledged Collateral; and (ii) disregard any request made by Pledgor or any other Person which contravenes the instructions of Pledgee with respect to the Pledged Collateral. Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Pledgee to give instructions with respect to the Pledged Collateral beyond such rights set forth in the Pledge Agreement.
This instrument may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Further, facsimile or electronic (e.g., .pdf format) copies of signatures shall be considered originals for purposes of binding the parties hereto.

SIGNATURES TO
CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

PLEDGOR:

FBRED BDC FINANCE, LLC,
a Delaware limited liabi 'ty company,     _

Name: Jacob Breinho Title: Authorized Signatory

ISSUER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited Ii    ility compa-ny--

By:
Name: Jacob Breinh It
Title: Authorized Signatory

PLEDGEE:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Name: Ellen Weber
Title: Senior Managing Director

SIGNATURES TO
CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

PLEDGOR:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:          _ Name: Jacob Breinholt
Title: Authorized Signatory

ISSUER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

By:          _ Name: Jacob Breinholt
Title: Authorized Signatory

PLEDGEE:

WEBSTER BANK, NATIONAL ASSOCIATION

By: _!2_---=-tu·
Name: Ellen Weber
Title: Senior Managing Director

(REVERSE SIDE OF CERTIFICATE) LIMITED LIABILITY COMPANY POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
-    ' a 100% limited liability company membership interest in FBRED BDC
LANDINGS FINANCE, LLC, a Delaware limited liability company ("Company"), effective as of the date specified in the Application for Transfer of Interests below, and irrevocably constitutes and appoints      _, and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Company, with full power of substitution in the premises.
Dated:
FBRED BDC FIN    CE, LLC,
a Delaware limited Ii bility company

Name: Jacob Br5i.nholt Title: Authorized'$ignatory

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the "Applicant") hereby (a) applies for a transfer of the percentage of limited liability company interests in the Company described above (the "Transfer") and applies to be admitted to the Company as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Limited Liability Company Agreement, (c) represents that the Transfer complies with the terms and conditions of the Limited Liability Company Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Limited Liability Company Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant's admission to the Company as a substitute member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Limited Liability Company Agreement with respect to the limited liability company interests in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Limited Liability Company Agreement.

The Applicant directs that the foregoing Transfer and the Applicant's admission to the Company as a Substitute Member shall be effective as of      _

Name of Transferee:

Signature:      _
(Transferee)
Dated:    Address:

The Company has determined (a) that the Transfer described above is permitted by the Limited Liability Company Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member.

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited li bility company

By:      --\    ==
Name: Jacob Brei    olt Title: Authorized S

CERTIFICATE OF LIMITED LIABILITY COMPANY INTERESTS IN FBRED BDC LANDINGS FINANCE, LLC

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR FOREIGN SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE AND FOREIGN SECURITIES LAW OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE OR AS OTHERWISE PERMITTED UNDER THE COMPANY’S LIMITED LIABILITY COMPANY AGREEMENT DATED AS OF AUGUST 30, 2024 (AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME). ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENT, AND, TO THE FULLEST EXTENT PERMITTED BY LAW, NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

CERTIFICATE EVIDENCING UNITS/LIMITED LIABILITY INTERESTS
No. 0001

In accordance with the Limited Liability Company Agreement of FBRED BDC LANDINGS FINANCE, LLC (as amended from time to time, the “Company Agreement”) FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (the “Company”), hereby certifies that FBRED BDC FINANCE, LLC, a Delaware limited liability company (the “Holder”), is the registered owner of 100% of the limited liability company interests in the Company (the “Units”) transferable on the books of the Company, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The rights, preferences and limitations of the Units are set forth in, and this Certificate and the Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Company Agreement. Copies of the Company Agreement are on file at, and will be furnished without charge on delivery of written request to the Company at, the principal office of the Company located at 1345 Avenue of the Americas, Suite 32A, New York, New York 10105. Capitalized terms used herein but not defined shall have the meaning given them in the Company Agreement.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Member and to have agreed to comply with and be bound by and to have executed the Company Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Company Agreement, (iii) made the waivers and given the consents and approvals contained in the Company Agreement.
This Certificate evidences a limited liability company interest in FBRED BDC LANDINGS FINANCE, LLC and shall constitute “securities” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each limited liability company interest in the Company shall be treated as such a “security” for all such purposes, including, without limitation, perfection of the security interest therein under Articles 8 and 9 of each applicable Uniform Commercial Code as the Company has “opted-in” to such provisions).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on this
3rd day of September, 2024.

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

By:         __,..,_____ Name: Jacob Breinh' lt
Title: Authorized Signatory

LOAN CLOSING STATEMENT AND DISBURSEMENT AUTHORIZATION

Borrower:    FBRED BDC LANDINGS FINANCE, LLC

Lender:    WEBSTER BANK, NATIONAL ASSOCIATION

Closing Date:    September 3, 2024

Underlying Premises:    2520 N County Road 1000 E, Indianapolis, Indiana 46234

Amount of Loan:    $15,914,062.50 Loan on Loan

FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (the “Borrower”), authorizes the following disbursements to be made at the closing:

PAYMENTS AUTHORIZED BY BORROWER:
Initial Advance of Loan Proceeds at Closing    $ 15,914,062.50
Less: Webster Bank, National Association Fees1    $    39,785.16

TOTAL NET PROCEEDS FUNDED AT CLOSING:    $_15,874,277.34

TO BE DISBURSEDAS FOLLOWS:
Nelson Mullins Riley & Scarborough LLP	$ 83,527.95
Romer Debbas LLP	$ 67,875.00
FBRED BDC LANDINGS FINANCE, LLC2	$ 15,722,874.39
TOTAL AMOUNT FUNDED AT CLOSING:	$ 15,874,277.34

[SIGNATURE PAGE FOLLOWS.]

1See Exhibit A annexed hereto for a breakdown of Lender’s closing fees and application of the good faith deposit previously delivered by Borrower to Lender.
2Net proceeds will be funded into Borrower’s account (ending in #3253) at Webster Bank.

The undersigned have examined the above statement and find it correct. This acknowledges that the above total sum has been disbursed as shown with our consent, and at our direction, in connection with this mortgage loan transaction.
Dated: as of September 3, 2024

APPROVED AND ACKNOWLEDGED:
FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limite liability company

By: --::::::::::..._---\.
Name: Jacob Brein
Title: Authorized Si    atory

EXHIBIT A

LENDER’S STATEMENT OF FEES DUE

Closing Fees/Expenses Due to Lender:

First Mortgage Loan
(a)    Origination Fee    $    39,785.16

Total Closing Charges:    $    39,785.16

Less Good Faith Deposit    ($    0.00)

Due From Borrower at Closing (Net Funded by Lender):    $    $39,785.16

Auto-debit

Q Webster
One Jericho Plaza Jericho, New York 11753

BORROWER'S CERTIFICATION

The undersigned certify the following:
1.I/We have applied for a loan from Webster Bank, National Association. In applying for the loan, I/we provided the requested information included but not limited to personal and business financial statements with supporting material, tax returns and relevant information to the security or collateral being provided to support the bank's recommendation to approve our request. I/we certify that all of the information is true and complete. I/we made no misrepresentations in the loan request or other documents, nor did I/we intentionally omit any pertinent information.
2.I/We understand and agree that Webster Bank, National Association reserves the right to change the loan review process at any time. This may include further verifying the information provided.
3.I/We fully understand that it is a Federal crime punishable by fine or imprisonment, or both, to knowingly make any false statements when applying for this loan, as applicable under the provisions of Title 18, United States Code, Section 1014.

BORROWER'S AUTHORIZATION TO RELEASE INFORMATION
To Whom It May Concern:
1.I/We have applied for a loan from Webster Bank, National Association. As part of the application process, Webster Bank, National Association may verify information found in the documents required in connection with the loan, either before the loan is closed or as part of its annual review process throughout the life of the loan.
2.I/We authorize you to provide to Webster Bank, National Association and to any investor to whom Webster Bank, National Association may sell the loan, any and all information and documentation that Webster Bank, National Association requests. Such information includes, but is not limited to, reported income, bank accounts, credit history, and copies of financial statements and tax returns provided.
3.Webster Bank, National Association or any investor that purchases the loan may address this authorization to any party named when applying for the loan.
4.A copy of this authorization may be accepted as an original.
5.Your prompt reply is appreciated.

If this is loan to an individual, please print your name below your signature.
If this a loan to an entity, please print the entity name above the authorized signor's signature and print the name and title of the authorized signor below the signature

Corporate Name: TIN

FBRED BDC Landings Finance be-

Signature Name Title Date

AFFIDAVIT RE: LOAN DOCUMENTS

Before me, the undersigned, having been first duly sworn deposes and says:
1.That each of the undersigned is the Authorized Signatory of FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (“Borrower”), the Authorized Signatory of FBRED BDC FINANCE, LLC, a Delaware limited liability company (“Pledgor”), and the Authorized Signatory of FRANKLIN BSP REAL ESTATE DEBT BDC, a Delaware statutory trust (“Guarantor”), respectively. Each of the undersigned has personal knowledge of the matters set forth in this Affidavit.
2.Webster Bank, National Association (the “Lender”) is this day making a certain loan to Borrower in the amount of $15,914,062.50 (the “Loan”) pursuant to and secured by that certain Credit and Security Agreement dated September 3, 2024 and made by and between Borrower and Lender (the “Credit and Security Agreement”).
3.Borrower, Pledgor and Guarantor have reviewed the final Credit Documents (as defined in the Credit and Security Agreement) in connection with the Loan, to which it is a party, and Borrower, Pledgor and Guarantor and expressly acknowledge and agree that (i) all of the terms, covenants and conditions set forth in the Credit Documents to which it is a party are valid and legally binding upon Borrower, Pledgor and/or Guarantor, as applicable and are in full force and effect on the date hereof in accordance with the provisions thereof, (ii) all of the representations and warranties of Borrower, Pledgor and/or Guarantor, as applicable, set forth in the Credit Documents to which it is a party are true, accurate and complete on and as of the date hereof, and (iii) all of the liabilities, obligations, duties and responsibilities of Borrower, Pledgor and/or Guarantor under and pursuant to the Credit Documents to which it is a party are hereby in all respects ratified, confirmed and reaffirmed.
4.Borrower, Pledgor and Guarantor authorize Lender’s counsel to attach Borrower’s, Pledgor’s and Guarantor’s previously executed signature pages to the final Credit Documents, to which it is a party, which final Credit Documents shall be submitted to the Lender in order to close and fund the Loan.
5.This Affidavit is made in order to induce the Lender to make the Loan to Borrower, knowing that Lender is relying upon the truth and accuracy of the foregoing statements.
6.This Affidavit may be executed in one or more counterparts by some or all of the parties hereto, and (i) each such counterpart when so executed and delivered in accordance herewith shall be deemed an original, but all of which taken together shall constitute a single agreement, (ii) the exchange of executed copies of this Affidavit by facsimile, Portable Document Format (“PDF”), DocuSign, e-mail or similar electronic transmission shall constitute effective execution and delivery of this Affidavit as to the parties hereto for all purposes, and (iii) copies of the signatures of the parties hereto transmitted by facsimile, PDF, DocuSign, e-mail or similar electronic transmission shall be deemed to be their original signatures for all purposes.

DEPONENT HAS READ THE FOREGOING AFFIDAVIT AND KNOWS OF HIS OWN KNOWLEDGE THAT THE FACTS THEREIN STATED ARE TRUE.

Dated: September 3, 2024
[SIGNATURE PAGE(S) FOLLOW(S)]

BORROWER:
FBRED BDC LAN    GS FINANCE, LLC,
a Delaware limited lia ility company

STATE OF NEW YORK
COUNTY OF    /t,l'1

)
) ss.:
)
On the ?CJ day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

PLEDGOR:

CE, LLC,
a Delaware limited Ii bility company

STATE OF NEW YORK

COUNTY OF

)
) ss.:
)
On the 0 day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

GUARANTOR:

FRANKLIN BSP REAL ESTATE DEBT BDC,
a Delaware statutory tru t
Name: Jacob Brei    o t Title: Authorized Si        atory

STATE OF NEW YORK
COUNTY OF - N(_,     )

)
) ss.:
On the ?(.) day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the indiv· ual(s) acted, executed the instrument.

7
YlCTORlA A.KUHNJEW YORK NOTARY PUB lC,iTA i06328486
Registrati n    -    ork County Qualified Ill N1:w '{    . 03 2027
. .    Expires August , Cornm1ss1on

Dated: as of September 3, 2024

WEBSTER BANK, NATIONAL ASSOCIATION
One Jericho Plaza Jericho, New York 11753
Re:    UNDERTAKING
Loan in the original principal amount of $15,914,062.50 made by Webster Bank, National Association to FBRED BDC Landings Finance, LLC
Underlying Premises: 2520 N County Road 1000 E
Indianapolis, Indiana 46234
Ladies and Gentlemen:
Webster Bank, National Association (the “Lender”) is this day making a certain loan-on-loan to FBRED BDC Landings Finance, LLC (the “Borrower”) in the amount of
$15,914,062.50 (the “Loan”) pursuant to a certain Credit and Security Agreement of even date herewith (the “Credit Agreement”), which loan is evidenced by that certain Facility Note of even date herewith in the principal amount of the Loan (the “Note”) and secured by, among other things, a security interest in all of Borrower’s right, title and interest, as co-lender and successor-in-interest to FBRED BDC Finance, LLC (the “Pledgor”), in and to the Collateral Documents (as defined in the Credit Agreement) evidencing and securing a certain mortgage loan in the original principal amount of $39,000,000.00 (the “Underlying Loan”) to Avon Landing Partners LLC (the “Underlying Obligor”) originated by Pledgor pursuant to that certain Promissory Note A-1 in the principal amount of $21,218,750.00 and by BSPRT CRE Finance, LLC (the “Co-Lender”) pursuant to that certain Promissory Note A-2 in the principal amount of $17,781,250.00, and secured by, among other things, a first priority lien upon the above-referenced Underlying Premises (the “Premises”).
1.In order to induce the Lender to make the above-referenced Loan on the date hereof, the undersigned hereby covenants and agrees to deliver to the Lender, within seven (7) calendar days of the date hereof, original, duly executed and notarized counterparts of the following:

•Affidavit re: Loan Documents
•Collateral Assignment of Co-Lender Agreement
•Credit and Security Agreement
•Facility Note
•Guaranty by Franklin BSP Real Estate Debt BDC
2.In order to induce the Lender to make the above-referenced Loan on the date hereof, the undersigned hereby covenants and agrees to deliver to the Lender, within thirty (30) calendar days of the date hereof a copy of the final Loan Policy of Title Insurance issued by The Abstract & Title Guaranty Co., Inc., as agent for Fidelity National Title Insurance, together with all endorsements, which final Loan Policy of Title Insurance shall be substantially in the form of pro forma loan policy provided to the Lender as of the date hereof and attached hereto as Exhibit A.

3.It is understood and agreed that the failure of the undersigned to comply with their respective obligations hereunder within such time periods set forth above, shall constitute an immediate Event of Default under the Loan as if such Event of Default were specifically set forth in the Credit Agreement and the other loan documents executed in connection with the Loan, and such failure shall entitle Lender to the remedies available for Event of Default which are available under the Credit Agreement and the other loan documents executed by the undersigned in connection with the Loan, and at law.
4.The undersigned further agrees to indemnify you and hold Lender and each Indemnified Party (as defined in the Credit Agreement) harmless from and against all loss, liability, damage, cost and/or expense suffered or incurred by Lender and/or any Indemnified Party (including, without limitation, reasonable attorneys’ fees and disbursements) arising out of or by reason of any fire or other casualty affecting all or any portion of the Premises and/or any failure of the undersigned to strictly comply with the above undertaking.
5.The undersigned irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of this undertaking may be brought in the courts of record of the State of New York, New York County, or the courts of the United States, Eastern District of New York or the Southern District of New York, and that such courts shall have in personam jurisdiction of the undersigned in any such suit, action or other legal proceeding; (b) consents to the jurisdiction of each such court in any such suit, action or other legal proceeding; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts.
This undertaking may be executed by facsimile signatures, DocuSign, or portable document format (".PDF"). Facsimile signatures, DocuSign or PDF signatures shall be treated as original signatures; and facsimile or PDF copies of this Contract shall be treated as original copies hereof.

[SIGNATURE PAGE FOLLOWS]

BORROWER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited lia ility company

Name: Jacob Brei
Title: Authorized Signatory

STATE OF NEW YORK

COUNTY OF

)
) ss.:
)
On the JQ.. day of August, 2024, before me, the undersigned, a notary public in and for said state, personally appeared Jacob Breinholt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individ l(s) acted, executed the instrument.

Exhibit A

Pro Forma Loan Policy (see attached)

LOAN POLICY OF TITLE INSURANCE
Issued By
FIDELITY NATIONAL TITLE INSURANCE

Transaction Identification Data, for which the Company assumes no liability as set forth in Condition 9.e.:
Issuing Agent:    The Abstract & Title Guaranty Co., Inc.
Issuing Office:    71 W. Marion Street, P.O. Box 207, Danville, IN 46122 Issuing Office's ALTA® Registry ID:
Loan ID No.:    UNIDENTIFIABLE
Issuing Office File No.: 24-04121C
Property Address:    2520 N County Road 1000 E, Indianapolis, IN 46234

SCHEDULE A
Name and Address of Title Insurance Company: Fidelity National Title Insurance
601 Riverside Avenue
Jacksonville, FL 32204
Policy No.:
Amount of Insurance: $39,000,000.00    Premium: $28,470.00 Date of Policy:    Date and Time of Recorded Mortgage
1.The Insured is:
FBRED BDC FINANCE, LLC, a Delaware limited liability company, its successors and assigns as their interests may appear.
2.The estate or interest in the Land encumbered by the Insured Mortgage is: Fee Simple
3.The Title encumbered by the Insured Mortgage is vested in: Avon Landing Partners LLC, a Delaware limited liability company
4.The Insured Mortgage and its assignments, if any, are described as follows:
Mortgage and Security Agreement from Avon Landing Partners LLC, an Indiana limited liability company to
FBRED BOC FINANCE, LLC, a Delaware limited liability company, dated         _, filed for record on
        at     as Instrument Number      in the Office of the Recorder of Hendricks County, Indiana, in the principal amount of $39,000,000.00.
5.The Land is described as follows:
SEE SCHEDULE C ATTACHED HERETO

6.This policy incorporates by reference the endorsements designated below, adopted by the American Land Title Association as of the Date of Policy:

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

24-04121C

ALTA Loan Policy (07-01-2021) Schedule A

0    ALTA Endorsement 1-06 (Street Assessments)

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

24-04121C

ALTA Loan Policy (07-01-2021) Schedule A

Copyright 2021 American Land Title Association. All rights reserved.

AMERICAN
LANO TITLE

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

24-04121C

ALTA Loan Policy (07-01-2021) Schedule A

SCHEDULE A
(Continued)

@ ALTA Endorsement 3.1 (Zoning-Completed Structure)
@ ALTA Endorsement 6 (Variable Rate Mortgage)
@ ALTA Endorsement 8.2-06 (Commercial Environmental Protection Lien)
@ ALTA Endorsement 9-06 (Restrictions, Encroachments, Minerals - Loan Policy)
@ ALTA Endorsement 9.6-06 (Private Rights - Loan Policy) @ ALTA Endorsement 17-06 (Access and Entry)
@ ALTA Endorsement 17.2-06 (Utility Access) @ ALTA Endorsement 18-06 (Single Tax Parcel) @ ALTA Endorsement 22-06 (Location)
@ ALTA Endorsement 24-06 (Doing Business) @ ALTA Endorsement 25-06 (Same As Survey) @ ALTA Endorsement 26-06 (Subdivision)
@ ALTA Endorsement 27 (Usury)
@ ALTA Endorsement 28-06 (Easement - Damage or Enforced Removal)
@ ALTA Endorsement 28.3-06 (Encroachments-Boundaries and Easements-Land Under Development)
@ ALTA Endorsement 35-06 (Minerals and Other Subsurface Substances - Buildings)
@ ALTA Endorsement 37-06 (Assignment of Rents or Leases)
@ ALTA Endorsement 38-06 (Mortgage Tax)
@ ALTA Endorsement 39-06 (Policy Authentication)
@ ALTA Endorsement 41.1-06 (Water - Improvements) @ Deletion of Arbitration Endorsement

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

24-04121C

ALTA Loan Policy (07-01-2021) Schedule A

Countersigned:

By PROFORMA
Authorized Officer or Agent    me Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Copyright 2021 American Land Title Association. All rights reserved.

Fidelity National Title Insurance Company

AMERICAN
LAND TITLE

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

24-04121C

ALTA Loan Policy (07-01-2021) Schedule A

LOAN POLICY OF TITLE INSURANCE
Issued By
FIDELITY NATIONAL TITLE INSURANCE
SCHEDULE B

Policy No.:

EXCEPTIONS FROM COVERAGE

Some historical land records contain Discriminatory Covenants that are illegal and unenforceable by law. This policy treats any Discriminatory Covenant in a document referenced in Schedule B as if each Discriminatory Covenant is redacted, repudiated, removed, and not republished or recirculated. Only the remaining provisions of the document are excepted from coverage.

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the terms and conditions of any lease or easement identified in Schedule A, and the following matters:

PARTI

1.Taxes for the year 2023 due and payable in the tax year 2024, are a lien not yet due and payable.

2.Restrictions, covenants, conditions, notices and obligations included on the subdivision plat(s) recorded July 26, 2022 in Plat Cabinet 9, Slide 6, pages 2A and 2B, and the following easements established on said plat and shown on survey by Banning Engineering as Project No. 19294W dated
June 26, 2024 {the "Survey"):
10 foot Landscape Buffer along the north line; 35 foot Landscape Buffer along the east line; 50 foot Landscape Buffer along the westerly line; 10 foot Landscape Buffer along the south line; irregular shaped Drainage Easement on the south end.

3.Restrictive covenants and a perpetual easement and right of way ("Airspace Easement") and other reservations retained by Indianapolis Airport Authority in a Corporate Warranty Deed recorded as Instrument Number [201601575]; Amendment recorded January 13, 2022 as Instrument Number [202201133], in the office of the Recorder of Hendricks County, Indiana, and shown on survey.

4.Ordinance No. 2018-12 to annex property recorded as Instrument Number [201818326], in the office of the Recorder of Hendricks County, Indiana, and shown on survey.

5.Ordinance No. 2009-08 to annex property recorded as Instrument Number [200913736], in the office of the Recorder of Hendricks County, Indiana, and shown on Survey.

6.Amending Declaratory Resolution No. 2020-01 recorded June 3, 2020 in Instrument Number [2020142101, in the office of the Recorder of Hendricks County, Indiana.

7.Resolution Number 2020-03 recorded June 3, 2020 in Instrument Number [202014211], in the office of the Recorder of Hendricks County, Indiana.

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

ALTA Loan Policy (07-01-2021) Schedule Bl

24-04121C

8.Right of Way recorded September 14, 1937 in [Book 21, page 515], in the office of the Recorder of

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

ALTA Loan Policy (07-01-2021) Schedule Bl

24-04121C

Hendricks County, Indiana.

Copyright 2021 American Land Title Association. All rights reserved.

AMERICAN
LANO TITLE

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

ALTA Loan Policy (07-01-2021) Schedule Bl

24-04121C

SCHEDULE B - PART I
(Continued)

9.Utility Line Location Easement recorded February 3, 2023 in Instrument Number (202301884], in the office of the Recorder of Hendricks County, Indiana, and shown on Survey.

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

ALTA Loan Policy (07-01-2021) Schedule Bl

24-04121C

Copyright 2021 American Land Title Association. All rights reserved.

AMERICAN
LAND TITLE

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

ASSOCIATION

ALTA Loan Policy (07-01-2021) Schedule Bl

24-04121C

LOAN POLICY OF TITLE INSURANCE
Issued By
FIDELITY NATIONAL TITLE INSURANCE

SCHEDULE B
PART II
Covered Risk 10 insures against loss or damage sustained by the Insured by reason of the lack of priority of the lien of the Insured Mortgage over the matters listed in Part II, subject to the terms and conditions of any subordination provision in a matter listed in Part II:
1.Assignment of Leases and Rents by and between Avon Landing Partners LLC, an Indiana limited liability company and FBREO BOC FINANCE, LLC, a Delaware limited liability company, dated     , filed for record on     , as Instrument Number    in the office of the Recorder of Hendricks
County, Indiana.

2.UCC Financing Statement by and between Avon Landing Partners LLC, an Indiana limited liability company, and FBRED BOC FINANCE, LLC, a Delaware limited liability company, dated     , filed for record on     ,, as Instrument Number     ,in the office of the Recorder of Hendricks County, Indiana.

LAND TITLE ASSOCIATION

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

24-04121C

ALTA Loan Policy (07-01-2021) Schedule BIi

LAND TITLE ASSOCIATION

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

24-04121C

ALTA Loan Policy (07-01-2021) Schedule BIi

Copyright 2021 American Land Title Association. All rights reserved.

-AMERICAN

LAND TITLE ASSOCIATION

The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

24-04121C

ALTA Loan Policy (07-01-2021) Schedule BIi

LOAN POLICY OF TITLE INSURANCE
Issued By
FIDELITY NATIONAL TITLE INSURANCE

SCHEDULE C
The Land is described as follows:

Lot Number 1 in Avon Landing Apartments - Secondary Plat, a subdivision in Hendricks County, Indiana, as per plat thereof recorded July 26, 2022 in Plat Cabinet 9, Slide 6, Pages 2A and 2B, in the Office of the Recorder of Hendricks County, Indiana.

For informational purposes only:
Property address: 2520 N County Road 1000 E, Indianapolis, IN 46234 Tax parcel number: 32-08-30-200-020.000-034

24-04121C

ALTA Loan Policy (07-01-2021) Schedule C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of the lack of priority of the lien of the Insured Mortgage over the lien of any assessments for street improvements under construction or completed at Date of Policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 1-06 (Street Assessments) (06/18/2006)

24-04121C

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
ATTEST, /1(""-:{pU< ,,,!)
'71'1:arjone Ncmzun
'\«tt,,uy

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMER.ICAN LAND TITLE ASSOCIATION

ALTA Endorsement 1-06 (Street Assessments) (06/18/2006)

24-04121C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.For purposes of this endorsement, "Zoning Ordinance" means a zoning ordinance or zoning regulation of a political subdivision of the State that is in effect and applicable to the Land at the Date of Policy.

2.The Company insures against loss or damage sustained by the Insured in the event that, at the Date of Policy:

a.According to the Zoning Ordinance, the Land is not classified Zone PUD ;
b.The following use or uses are not allowed under that classification:
Multi-Family Dwellings
c.There is no liability under Section 2.b. if the use or uses are not allowed as the result of any lack of compliance with any condition, restriction, or requirement contained in the Zoning Ordinance, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. Section 2.c. does not modify or limit the coverage provided in Covered Risk 5.
3.The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a State or federal court having jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in Section 2.b. or requiring the removal or alteration of the structure because, at the Date of Policy, the Zoning Ordinance has been violated with respect to any of the following matters:

a.The area, width, or depth of the Land as a building site for the structure;
b.The floor space area of the structure;
c.A setback of the structure from the property lines of the Land;
d.The height of the structure; or
e.The number of parking spaces.
4.There is no liability under this endorsement based on:

a.The invalidity of the Zoning Ordinance until after a final decree of a State or federal court having jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses described in Section 2.b.
b.The refusal of any person to purchase, lease, or lend money on the Title covered by this policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or
(iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 3.1 (Zoning-Completed Structure) (07/01/2021)

24-04121C

ALTA Endorsement 3.1 (Zoning-Completed Structure) (07/01/2021)

24-04121C

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

ALTA Endorsement 3.1 (Zoning-Completed Structure) (07/01/2021)

24-04121C

ENDORSEMENT
(Continued)

ALTA Endorsement 3.1 (Zoning-Completed Structure) (07/01/2021)

24-04121C

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good

ALTA Endorsement 3.1 (Zoning-Completed Structure) (07/01/2021)

24-04121C

standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

ALTA Endorsement 3.1 (Zoning-Completed Structure) (07/01/2021)

24-04121C

ENDORSEMENT
Attached to and forming a part of Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.As used in this endorsement, "Changes in the Rate of Interest" mean those adjustments in the rate of interest calculated pursuant to the formula provided in the Insured Mortgage or the loan documents secured by the Insured Mortgage at the Date of Policy.

2.The Company insures against loss or damage sustained by the Insured by reason of:
a.the invalidity or unenforceability of the lien of the Insured Mortgage resulting from Changes in the Rate of Interest.
b.the loss of priority of the lien of the Insured Mortgage as security for the unpaid principal balance of the loan, together with interest as changed in accordance with the provisions of the Insured Mortgage or the loan documents secured by the Insured Mortgage, which loss of priority results from Changes in the Rate of Interest.

3.This endorsement does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses, based upon usury law or Consumer Protection Law.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 6 (Variable Rate Mortgage) (07/01/2021)

24-04121C

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. Ali other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

ALTA Endorsement 6 (Variable Rate Mortgage) (07/01/2021)

24-04121C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otheiwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 8.2-06 (Commercial Environmental Protection Lien) (10/16/2008)

Countersigned:
By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

24-04121C

ALTA Endorsement 8.2-06 (Commercial Environmental Protection Lien) (10/16/2008)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.The insurance provided by this endorsement is subject to the exclusions in Section 5 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.
2.For the purposes of this endorsement only:
a."Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.
b."Improvement" means an improvement, including any lawn, shrubbery, or trees, affixed to either the Land or adjoining land at Date of Policy that by law constitutes real property.
3.The Company insures against loss or damage sustained by the Insured by reason of:
a.A violation of a Covenant that:
i.divests, subordinates, or extinguishes the lien of the Insured Mortgage,
ii.results in the invalidity, unenforceability or lack of priority of the lien of the Insured Mortgage, or
iii.causes a loss of the lnsured's Title acquired in satisfaction or partial satisfaction of the Indebtedness;
b.A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;
c.Enforced removal of an Improvement located on the Land as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or
d.A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.
4.The Company insures against loss or damage sustained by reason of:
a.An encroachment of:
i.an Improvement located on the Land, at Date of Policy, onto adjoining land or onto that portion of the Land subject to an easement; or
ii.an Improvement located on adjoining land onto the Land at Date of Policy unless an exception in Schedule B of the policy identifies the encroachment otherwise insured against in Sections 4.a.i. or 4.a.ii.;
b.A final court order or judgment requiring the removal from any land adjoining the Land of an encroachment identified in Schedule B; or

24-04121C

ALTA Endorsement 9-06 (Restrictions, Encroachments, Minerals - Loan Policy) (04/02/2012)

c.Damage to an Improvement located on the Land, at Date of Policy:

24-04121C

ALTA Endorsement 9-06 (Restrictions, Encroachments, Minerals - Loan Policy) (04/02/2012)

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

24-04121C

ALTA Endorsement 9-06 (Restrictions, Encroachments, Minerals - Loan Policy) (04/02/2012)

ENDORSEMENT
(Continued)

i.that is located on or encroaches onto that portion of the Land subject to an easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved; or
ii.resulting from the future exercise of a right to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B.
5.This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
a.any Covenant contained in an instrument creating a lease;
b.any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;
c.except as provided in Section 3.d, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances;
d.contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or
e.negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substances.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 9-06 (Restrictions, Encroachments, Minerals - Loan Policy) (04/02/2012)

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

24-04121C

ALTA Endorsement 9-06 (Restrictions, Encroachments, Minerals - Loan Policy) (04/02/2012)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.
2.For purposes of this endorsement only:
a."Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.
b."Private Right" means (i) a private charge or assessment; (ii) an option to purchase; (iii) a right of first refusal; or (iv) a right of prior approval of a future purchaser or occupant.
3.The Company insures against loss or damage sustained by the Insured under this Loan Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy (a) results in the invalidity, unenforceability or lack of priority of the lien of the Insured Mortgage, or (b) causes a loss of the lnsured's Title acquired in satisfaction or partial satisfaction of the Indebtedness.
4.This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
a.any Covenant contained in an instrument creating a lease;
b.any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;
c.any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or
d.any Private Right in an instrument identified in Exception(s) in Schedule B.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Countersigned:    Fidelity National Title Insurance Company

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc

24-04121C

ALTA Endorsement 9.6-06 (Private Rights - Loan Policy) (04/02/2013)

71 West Marion St PO Box 207
Danville, IN 46122
Tel: 317-745-4300

24-04121C

ALTA Endorsement 9.6-06 (Private Rights - Loan Policy) (04/02/2013)

Fax:317-745-3029

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

24-04121C

ALTA Endorsement 9.6-06 (Private Rights - Loan Policy) (04/02/2013)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Ronald Reagan Parkway and N County Road 1000 East (the "Street"), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 17-06 (Access and Entry) (06/17/2006)

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc
71 West Marion St PO Box207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
ATm , /l(P-1/P"U< <<'
Pt-1.arjoric-Nc ra
s«rnuy

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

24-04121C

ALTA Endorsement 17-06 (Access and Entry) (06/17/2006)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: [CHECK ALL THAT APPLY]
0    Water service    0    Natural gas service    0    Telephone service

ALTA Endorsement 17.2-06 (Utility Access) (10/16/2008)

24-04121C

0    Electrical power service

0    Sanitary sewer

D Storm water drainage
□

either over, under or upon rights-of-way or easements for the benefit of the Land because of:
(1)a gap or gore between the boundaries of the Land and the rights-of-way or easements;
(2)a gap between the boundaries of the rights-of-way or easements; or
(3)a termination by a grantor, or its successor, of the rights-of-way or easements.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN
LANOiiru

ALTA Endorsement 17.2-06 (Utility Access) (10/16/2008)

24-04121C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of the Land being taxed as part of a larger parcel of land or failing to constitute a separate tax parcel for real estate taxes.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 18-06 (Single Tax Parcel) (06/17/2006)

24-04121C

Countersigned:
By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

ALTA Endorsement 18-06 (Single Tax Parcel) (06/17/2006)

24-04121C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234
The Company insures against loss or damage sustained by the Insured by reason of the failure of a multi-family dwelling complex, known as 2520 N County Road 1000 E, Indianapolis, IN 46234, to be located on the Land at Date of Policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or
(iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 22-06 (Location) (06/17/2006)

Countersigned:

PROFORMA
By     _
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. Ali other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

24-04121C

ALTA Endorsement 22-06 (Location) (06/17/2006)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of the invalidity or unenforceability of the lien of the Insured Mortgage on the ground that making the loan secured by the Insured Mortgage constituted a violation of the "doing business" laws of the State where the Land is located because of the failure of the Insured to qualify to do business under those laws.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 24-06 (Doing Business) (10/16/2008)

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc
71 West Marion St PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

ATm'm /l( P°l« •o
t"Marjoric1''.c r.a
Sttrr-c.a,y

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE A5SOCIA.TION

24-04121C

ALTA Endorsement 24-06 (Doing Business) (10/16/2008)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon landing Partners IIC,a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of the failure of the land as described in Schedule A to be the same as that identified on the survey made by Banning Engineering as Project No.19294W dated June 26, 2024.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or
(iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 25-06 (Same As Survey) (10/16/2008)

Countersigned:
PROFORMA
By    _
Authorized Officer or Agent Ben Comer

Fidelity National Title Insurance Company
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

I
AMERICA'/
LANDTITLI
AJ10CIA.TII

24-04121C

ALTA Endorsement 25-06 (Same As Survey) (10/16/2008)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 26-06 (Subdivision) (10/16/2008)

Countersigned:

PROFORMA
By
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
Br    9vicl
Moch>tlJ. ow,
Prn,dc,nt

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

24-04121C

ALTA Endorsement 26-06 (Subdivision) (10/16/2008)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured by reason of the invalidity or unenforceability of the lien of the Insured Mortgage as security for the Indebtedness because the loan secured by the Insured Mortgage violates the usury law of the State where the Land is located.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 27 (Usury) (07/01/2021)

Countersigned:

PROFORMA
By     _
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

ATTr-..ST,/1( ;,,,;,_
O'.M.ujorit' Ncmzur.1
S«ttuty

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

24-04121C

ALTA Endorsement 27 (Usury) (07/01/2021)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in Exception(s) #9 of Schedule B results in:
(1)damage to an existing building located on the Land, or
(2)enforced removal or alteration of an existing building located on the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or
(iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 28-06 (Easement - Damage or Enforced Removal) (02/03/2010)

Countersigned:

By PROFORMA    _
Authorized Officer or Agent Ben Comer

Fidelity National Title Insurance Company
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION'

24-04121C

ALTA Endorsement 28-06 (Easement - Damage or Enforced Removal) (02/03/2010)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234
1.The insurance provided by this endorsement is subject to the exceptions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.For purposes of this endorsement only:

(a)"Improvement" means a building, structure, or paved area, including any road, walkway, parking area, driveway, or curb located on the surface of the Land or the surface of adjoining land at Date of Policy that by law constitutes real property.

(b)"Future Improvement" means any of the following to be constructed on the Land after Date of Policy in the locations according to the Plans and that by law constitutes real property:
(i)a building;
(ii)a structure; or
(iii)a paved area, including any road, walkway, parking area, driveway, or curb.

(c)"Plans" mean the survey, site and elevation plans, or other depictions or drawings approved by the Town of Avon under DPR 21-04.

3.The Company insures against loss or damage sustained by the Insured by reason of:

(a)An encroachment of any Improvement or Future Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an Exception in Schedule B of the policy identifies the encroachment;

(b)An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an Exception in Schedule B of the policy identifies the encroachment;
(c)Enforced removal of any Improvement or Future Improvement located on the Land as a result of an encroachment by the Improvement or Future Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement or Future Improvement; or
(d)Enforced removal of any Improvement or Future Improvement located on the Land that encroaches onto adjoining land.

24·04121C

ALTA Endorsement 28.3-06 (Encroachments-Boundaries and Easements-Land Under Development) (04/02/2015)

4.Sections 3(c) and 3(d) of this endorsement do not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the following Exceptions, if any, listed in Schedule B:

24·04121C

ALTA Endorsement 28.3-06 (Encroachments-Boundaries and Easements-Land Under Development) (04/02/2015)

NONE

Copyright American Land Title Association. All rights reserved.
The use of this Fonn is restricted to Al TA licensees and Al TA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMEAICAN LAND TITLE ASSOCI-TM"t

24·04121C

ALTA Endorsement 28.3-06 (Encroachments-Boundaries and Easements-Land Under Development) (04/02/2015)

ENDORSEMENT
(Continued)

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 28.3-06 (Encroachments-Boundaries and Easements-Land Under Development) (04/02/2015)

24-04121C

Countersigned:

PROFORMA
By     _
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
Br-    cf
M.,cha<IJ. :,.ow,
Prnidta1

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

ALTA Endorsement 28.3-06 (Encroachments-Boundaries and Easements-Land Under Development) (04/02/2015)

24-04121C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.
2.For purposes of this endorsement only, "Improvement" means a building on the Land at Date of Policy.
3.The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of any Improvement resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B.
4.This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
a.contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or
b.negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substances.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or
(iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 35-06 (Minerals and Other Subsurface Substances - Buildings) (04/02/2012)

Countersigned:

PROFORMA
By     _
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
Br-    cl
Moch.,><IJ.1'ow,

ATIT-..ST, /l(_#AjM ,4>
Ci'Matjori mzura
S«rt"t.lty

Copyright American land Title Association. All rights reserved.
The use of this Form is restricted to Al TA licensees and Al TA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AM LAN ASSOCIATION

24-04121C

ALTA Endorsement 35-06 (Minerals and Other Subsurface Substances - Buildings) (04/02/2012)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.The insurance provided by this endorsement is subject to the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.The Company insures against loss or damage sustained by the Insured by reason of:

a.any defect in the execution of the Assignment of Leases and Rents referred to in Schedule B - Part II referred to in paragraph 1 of Schedule B; or

b.any assignment of the lessor's interest in any lease or leases or any assignment of rents affecting the Title and recorded in the Public Records at Date of Policy other than as set forth in any instrument referred to in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 37-06 (Assignment of Rents or Leases) (12/03/2012)

Countersigned:

PROFORMA
By
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc
71 West Marion St PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
Dr-    c/_9t!.
M1<lla<lJ.1'ow>
1"rnidc,u

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE ASSOCIATION

24-04121C

ALTA Endorsement 37-06 (Assignment of Rents or Leases) (12/03/2012)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

1.The insurance provided by this endorsement is subject to the exclusions in Sections 4 and 5 of this endorsement, the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.For the purposes of this endorsement only, "Mortgage Tax" means a recordation, registration or related tax or charge required to be paid when the Insured Mortgage is recorded in the Public Records.

3.Upon payment of any deficiency in the Mortgage Tax, including interest and penalties, by the Insured, the Company insures against loss or damage sustained by the Insured by reason of:

a.the invalidity or unenforceability of the lien of the Insured Mortgage as security for the Indebtedness resulting from the failure to pay, at the time of recording, any portion of the Mortgage Tax; or

b.the lack of priority of the lien of the Insured Mortgage as security for the Indebtedness resulting from the failure to pay, at the time of recording, any portion of the Mortgage Tax.

4.The Company does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the failure of the Insured to pay the Mortgage Tax deficiency, together with interest and penalties.

5.The Company is not liable for the payment of any portion of the Mortgage Tax, including interest or penalties.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 38-06 (Mortgage Tax) (12/03/2012)

24-04121C

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Copyright American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Fidelity National Title Insurance Company

AMERICAN
LANO TITLE
ASSOCIATION

ALTA Endorsement 38-06 (Mortgage Tax) (12/03/2012)

24-04121C

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234

When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

24-04121C

ALTA Endorsement 39-06 (Policy Authentication) (04/02/2013)

Countersigned:

PROFORMA
By     _
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company
Al"IT-.. , /?{_"1fP'« •
P'M.arjorit' N mzura
s«ttc.ity

Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LANO TITLE A SOCIATION

24-04121C

ALTA Endorsement 39-06 (Policy Authentication) (04/02/2013)

ENDORSEMENT
Attached to and forming a part of
Policy No.:
Issued By
FIDELITY NATIONAL TITLE INSURANCE
File Name: Avon Landing Partners LLC, a Delaware limited liability company 2520 N County Road 1000 E, Indianapolis, IN 46234
1.The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.For purposes of this endorsement only, "Improvement" means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.
3.The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of any Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of water excepted from the description of the Land or excepted in Schedule B.
4.This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
a.contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or
b.negligence by a person or an Entity exercising a right to extract or develop water.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ALTA Endorsement 41.1-06 (Water - Improvements) (12/02/2013)

24-04121C

Countersigned:

By PROFORMA
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Copyright American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. Ali other uses are prohibited. Reprinted under license from the American Land Title Association.

Fidelity National Title Insurance Company

AMERICAN
LAND TITLE
ASSOCIATION

ALTA Endorsement 41.1-06 (Water - Improvements) (12/02/2013)

24-04121C

DELETION OF ARBITRATION ENDORSEMENT
Attached to Policy No.:

Issued By
FIDELITY NATIONAL TITLE INSURANCE
File No.: 24-04121C

The policy is hereby amended by deleting Paragraph 13 of the Conditions, relating to Arbitration.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated:

24-04121C

Deletion of Arbitration Endorsement

Countersigned:

PROFORMA
By     _
Authorized Officer or Agent Ben Comer
The Abstract & Title Guaranty Co., Inc 71 West Marion St
PO Box 207
Danville, IN 46122
Tel: 317-745-4300 Fax:317-745-3029

Fidelity National Title Insurance Company

ATIT.Sl". /'(
(71'1arjori
S«l'C'IU)"

24-04121C

Deletion of Arbitration Endorsement

CLOSING CERTIFICATE
September 3, 2024
This Closing Certificate is delivered pursuant to (i) Section 5.06 of the Credit and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), between FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company, as borrower (the “Borrower”) and Webster Bank, National Association (the “Lender”), (ii) the Guaranty, dated as of the date hereof, of FRANKLIN BSP REAL ESTATE DEBT BDC, a Delaware statutory trust (the “Guarantor”) in favor of Lender, and (iii) the Pledge Agreement, dated as of the date hereof, between FBRED BDC FINANCE, LLC, a Delaware limited liability company (the “Pledgor”) and Lender. Terms defined in the Credit Agreement are used herein as therein defined.
The applicable undersigned officer of each of the Borrower, Guarantor and Pledgor (each referred to herein as a “Company”) (in his/her capacity as such and not in any personal capacity) hereby certifies to Lender as follows, as applicable:
1.Annexed hereto as Exhibit A is a true, complete and accurate copy of the Certificate of Formation of Borrower, which Certificate of Formation has not been amended or modified as of the date hereof and is in full force and effect.
2.Annexed hereto as Exhibit B is a true, complete and accurate copy of the Limited Liability Company Agreement of Borrower, dated as of August 30, 2024, which Limited Liability Company Agreement has not been amended or modified as of the date hereof and is in full force and effect.
3.Annexed hereto as Exhibit C is a true, complete and accurate copy of the Certificate of Good Standing of Borrower issued by the Secretary of State of the State of Delaware stating that Borrower is duly formed under the laws of the State of Delaware and is in good standing.
4.Annexed hereto as Exhibit D is a true, complete and accurate copy of the Certificate of Trust of Guarantor, as amended through the date hereof, which Certificate of Trust has not been further amended or modified as of the date hereof and is in full force and effect.
5.Annexed hereto as Exhibit E is a true, complete and accurate copy of the Third Amended and Restated Agreement and Declaration of Trust of Guarantor, which has not been amended or modified as of the date hereof and is in full force and effect.
6.Annexed hereto as Exhibit F is a true, complete and accurate copy of the Certificate of Good Standing of Guarantor issued by the Secretary of State of the State of Delaware stating that Guarantor is duly formed under the laws of the State of Delaware and is in good standing.

7.Annexed hereto as Exhibit G is a true, complete and accurate copy of the Certificate of Formation of Pledgor, which Certificate of Formation has not been amended or modified as of the date hereof and is in full force and effect.
8.Annexed hereto as Exhibit H is a true, complete and accurate copy of the Limited Liability Company Agreement of Pledgor, dated as of May 15, 2024, which Limited Liability Company Agreement has not been amended or modified as of the date hereof and is in full force and effect.
9.Annexed hereto as Exhibit I is a true, complete and accurate copy of the Certificate of Good Standing of Pledgor issued by the Secretary of State of the State of Delaware stating that Pledgor is duly formed under the laws of the State of Delaware and is in good standing.
10.Each person whose name, title and signature appears on the Certificate of Incumbency attached hereto as Exhibit J is a duly appointed, qualified and acting authorized representative of each Company and holds on the date hereof the office set opposite his respective name on Exhibit J, and the signature appearing opposite his respective name thereon is the genuine signature of such authorized representative.
11.Annexed hereto as Exhibit K is a true, complete and accurate copy of the Omnibus Written Consent dated as of August 30, 2024, relating to the Borrower’s and Pledgor’s execution, delivery and performance of the transactions contemplated by the Credit Agreement and the other Loan Documents, and such consent has not been rescinded and is in full force and effect as of the date hereof.
12.Annexed hereto as Exhibit L is a true, complete and accurate copy of the Written Consent of the Board of Trustees of Guarantor dated as of June 24, 2024, and such consent has not been rescinded and is in full force and effect as of the date hereof.
13.This Closing Certificate and its attachments may be transmitted by pdf and may be executed by electronic signature, and it is the intention of the undersigned that his electronic signature or a pdf copy of his handwritten signature appearing herein be treated in all manner and respects as an original document and an original signature hereto.

[Signature Page to follow]

Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned have executed the Closing Certificate as of the date first set forth above.

BORROWER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

PLEDGOR:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

GUARANTOR:

FRANKLIN BSP REAL ESTATE DEBT BDC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

[Signature Page to Closing Certificate]

Exhibit A

Delaware
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “FBRED BDC LANDINGS FINANCE, LLC”, FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JULY, A.D. 2024, AT 3:12 O`CLOCK P.M.

4427707 8100    Authentication: 204025161
SR# 20243237631    Date: 07-26-24
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE CERTIFICATE OF FORMATION
OF LIMITED LIABILITY COMPANY
The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:
1.The name of the limited liability company is FBRED BDC Landings Finance, LLC

2.The Registered Office of the limited liability company in the State ofDelaware is located at 251 Little Falls Drive    (street),
in the City of Wilmington    , Zip Code 19808    . The name of the Registered Agent at such address upon whom process against this limited liability company may be served isCorporation Service Company

Name: Christian Mutone, Authorized Signatory
Print or Type

State of Delaware Secretary of State Division of Corporations
Delivered 03:12 PM 07/25/2024 FILED 03:12 PM 07n5/2024

SR 20243237631 - File Number 4427707

Exhibit B

LIMITED LIABILITY COMPANY AGREEMENT OF
FBRED BDC LANDINGS FINANCE, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is entered into as of August 30, 2024, by FBRED BDC Finance, LLC, a Delaware limited liability company (the “Member”) and Kristine E. Eppes as the Independent Manager (as hereinafter defined).

RECITALS:

WHEREAS, FBRED BDC Landings Finance, LLC (the “LLC” or the “Company”) has been formed as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.), as amended (the “Act”), by the filing on July 25, 2024 of a Certificate of Formation in the office of the Secretary of State of the State of Delaware; and

WHEREAS, the Member, in its capacity as the sole member and 100% owner of the LLC, wishes to set out fully its rights, obligations and duties regarding the LLC and its assets and liabilities.

NOW, THEREFORE, in consideration of the covenants expressed herein, the Member hereby agrees as follows:

Section 1    Purpose; Powers.

Subject to Section 14 hereof, the principal business activity and purpose of the LLC shall be to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The LLC shall possess and may exercise all the powers and privileges granted by the Act, any other law or this Agreement, together with any powers incidental thereto, and may take any other action not prohibited under the Act or other applicable law, so far as such powers and actions are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the LLC. The Member hereby ratifies the act of Christian Mutone as an “authorized person” within the meaning of the Act in executing and filing the LLC’s Certificate of Formation.

Section 2    Capital Contributions.

The Member shall contribute to the capital of the LLC in such amounts and at such times as the Board (as defined below) may deem appropriate in its sole discretion.

Section 3    Distributions.

Distributions (including distributions in liquidation) shall be made to the Member at such times as the Board may deem appropriate in its sole discretion. Except as otherwise required by the Internal Revenue Code of 1986, as amended (the “Code”), all items of income, gain, loss, deduction and credit as determined for book and federal income tax purposes shall be allocated to the Member as the Board may deem appropriate in its sole discretion.

Section 4    Management.

(a)Board of Managers. The business and affairs of the Company shall be managed by or under the direction of a Board of Managers (the “Board”) consisting of one or more Managers designated by the Member (each a “Manager,” collectively, the “Managers”). Subject to Section 14 hereof, the Member may determine at any time in its sole and absolute discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Managers, and subject in all cases to Section 14 hereof. The initial number of Managers shall be two, one of whom shall be an Independent Manager pursuant to Section 14 hereof, provided, however, that so long as one Independent Manager is required the number of total Managers shall not be less than two. Each Manager elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Manager's earlier death, resignation, expulsion or removal. Managers need not be a Member. The initial Managers designated by the Member shall be FBRED BDC Finance, LLC and Kristine E. Eppes, as Independent Manager.

(b)Powers. Subject to Section 14 hereof, the Board shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise.

(c)Meeting of the Board. The Board may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by any Manager or any officer on not less than one day's notice to each other Manager (other than the Independent Manager unless, pursuant to the provisions of Section 14 hereof, such action would be invalid in the absence of the affirmative vote or consent of the Independent Manager) by telephone, facsimile, mail, telegram or any other means of communication.

(d)Quorum; Acts of the Board. Subject to Section 14 hereof, at all meetings of the Board, a majority of the Managers (not including the Independent Manager) shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers (not including the Independent Manager) present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Managers (not including the Independent Manager) present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case

2

may be; provided, however, that no such written consent of the Independent Manager shall be

3

required for the validity of such action by the Board unless, pursuant to the provisions of Section 14 hereof, such action would be invalid in the absence of the affirmative vote or consent of the Independent Manager. Notwithstanding the foregoing or any contrary provision of this Agreement, the vote or consent (including the written consent) of the Independent Manager shall only be required for actions of the Board with respect to which the terms of this Agreement expressly require the consent of the Independent Manager, including without limitation, as expressly required in Section 14(b)(xv), Section 14(c)(vii)(3) and Section 14(c)(vii)(4) hereof, and any other actions of the Board shall be taken, and a quorum of the Board shall be calculated, as if the Independent Manager is not a member of the Board.

(e)Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

(f)Compensation of Managers; Expenses. The Board shall have the authority to fix the compensation of Managers (excluding the Independent Manager). The Managers may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

(g)Removal of Managers. Unless otherwise restricted by law, subject to Section 14 hereof, any Manager (including the Independent Manager) or the entire Board of Managers may be removed or expelled, at any time by the Member, and, any vacancy caused by any such removal or expulsion may be filled by action of the Member.

(h)Managers as Agents. To the extent of their powers set forth in this Agreement and subject to Section 14 hereof, the Managers are agents of the Company for the purpose of the Company's business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18- 402 of the Act, except as provided in this Agreement or in a resolution of the Managers, a Manager may not bind the Company.

(i)Officers. The initial officers of the Company shall be designated by the Member. The additional or successor officers of the Company shall be chosen by the Board. Any number of offices may be held by the same person. The Board may appoint such other officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all officers and agents of the Company shall be fixed by or in the manner

4

prescribed by the Board. The officers of the Company shall hold office until their successors are chosen and

5

qualified. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the Board.

Section 5    Fiscal Year.

The fiscal year end of the LLC shall be December 31. Section 6    Term.
The term of the LLC commenced on the date the Certificate of Formation was filed in the Office of the Secretary of State of the State of Delaware and shall continue until the first to occur of the following:

(a)the election to dissolve the LLC made in writing by the Board;

(b)the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(c)dissolution required by operation of law.

Section 7    Indemnification.

(a)The LLC shall indemnify each Indemnitee (as defined in Section 7(e) hereof), from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (whether the same be civil, criminal, administrative or investigative) that relate to the operations of the LLC as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted by the Act.

(b)The indemnification provided by this Section 7 shall be in addition to any other rights to which an Indemnitee or any other Person (as defined in Section 7(f) hereof) may be entitled under any agreement, executed by any Manager, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified. The Member expressly intends that the provisions of this Section 7 shall be interpreted to reflect an ordering of liability for potentially overlapping or duplicative indemnification payments, with any applicable third- party indemnifier having primary liability and the LLC having only secondary liability.

(c)In no event may an Indemnitee subject the Member to personal liability by reason of the indemnification provisions set forth in this Agreement.

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(d)The provisions of this Section 7 are for the benefit of the Indemnitees, their heirs, successors and assigns and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7 or any provision hereof

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shall be prospective only and shall not in any way affect the limitations on the LLC’s liability to any Indemnitee under this Section 7 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(e)As used in this Section 7, the term “Indemnitee” or “Indemnitees” shall mean (i) any Person made a party to a proceeding by reason of his, her or its status as (A) Manager or Member, or (B) a member, partner or shareholder of any Manager or the Member, or (C) a director, officer or employee of the LLC, any Manager (including the Independent Manager and any affiliate of the Independent Manager), the Member or any direct or indirect member, partner or shareholder of any Manager or the Member and (ii) such other Persons as the Board may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

(f)As used in this Section 7, the term “Person” or “Persons” shall mean any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other legal entity or organization whether domestic or foreign.

Section 8    Liability of the Member.

The Member shall not have any liability for the debts, obligations or liabilities of the LLC, except to the extent required under the Act. The Member shall not have any liability to restore any negative balance in its capital account.

Section 9    Units.

(a)Units Generally. Each limited liability company interest in the Company shall be represented by a Unit. For purposes of this Agreement, “Unit” means a unit issued by the Company representing a limited liability company interest in the Company, including the right of the Member of such Unit to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligation of such Member to comply with all the terms and provisions of this Agreement. Each Unit in the Company shall constitute and shall remain a ‘security’ within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code (“UCC”) as in effect from time to time in the State of Delaware and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995, and the Company has, pursuant to this Agreement, ‘opted in’ to such provisions for the purpose of the UCC. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non- waivable provision of Article 8 of the UCC, such provision of Article 8 of the UCC shall be controlling.

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(b)Class of Units. Units of the Company consist of common units (“Common Units”). The Company is authorized to issue 100 Common Units as of the date hereof.

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(c)Name, Address, Capital Contributions, Units. The name, address, contribution of capital, and Units of the Member shall be as set forth on the books and records of the Company, with the Member’s initial contribution of capital and Units set forth on Exhibit A. Exhibit A shall be amended as may be necessary or appropriate by the Company to reflect the Member’s change to its contribution of capital or Units, or any change to the Member(s).
Section 10    Amendment.
This Agreement may be amended only pursuant to an instrument signed by the Member. Section 11    Governing Law.
This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of laws provisions.
Section 12    Entire Agreement.
This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such matter.
Section 13 Certificates. All membership interests of the Company shall be represented by certificates. Upon the Company’s issuance of membership interests to any Member, the Company shall issue or cause to be issued one or more Certificates in the name of the Member, evidencing such membership interests (a “Certificate”). Each Certificate shall be executed on behalf of the Company by any two officers of the Company.
a.Form of Certificate. Each Certificate shall contain a legend including the following language:
“This certificate evidences an interest in FBRED BDC Landings Finance, LLC and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Delaware and, to the extent permitted by applicable law, Article 8 of the Uniform Commercial Code of each other applicable jurisdiction. Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by (i) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissions on Uniform State Laws and approved by the American Bar Association on February 14, 1995. THE TRANSFER OF THIS CERTIFICATE AND/OR THE INTEREST EVIDENCED HEREBY IS RESTRICTED AS PROVIDED IN THE OPERATING AGREEMENT OF FBRED BDC LANDINGS FINANCE, LLC (AS AMENDED FROM TIME TO TIME).”

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b.Replacement Certificates. If any mutilated Certificate is surrendered to the Company, the appropriate officers, on behalf of the Company shall execute and deliver in exchange therefor, a new Certificate. The appropriate officers, on behalf of the Company, shall execute and deliver a new Certificate in place of any Certificate previously issued if any Member makes proof by affidavit, in form and substance satisfactory to the Company, that a previously issued Certificate has been lost, destroyed or stolen.

Section 14 Special Provisions. Notwithstanding anything in this Agreement to the contrary, unless and until that certain loan (the “Loan”) from Webster Bank, National Association (together with its successors and/or assigns, “Lender”) to the Company made pursuant to the Credit and Security Agreement dated as of the date therein, as the same may be amended, restated, replaced, extended, renewed, supplemented, or otherwise modified from time to time (the “Credit Agreement”) is paid in full in accordance with the Credit Documents (as defined by the Credit Agreement), the Company and the Member agree and covenant as follows, with capitalized terms used but not defined in this Section 14 having the meanings ascribed to them in the Credit Agreement:

(a)Special Purpose Entity. (i) The Company is and shall be a Special Purpose Entity as defined in Section 14(b) hereof and (ii) the Member shall act in a manner to cause the Company to be, and neither the Company nor the Member shall take any action that could cause the Company not to be, a Special Purpose Entity.

(b)“Special Purpose Entity” means an entity whose structure and Organizational Documents satisfy all of the following requirements:

(i)Its purpose shall be limited solely to, and it will not engage in any business other than: (a) entering into the Credit Agreement and the related Credit Documents, (b) borrowing the Loan under the Credit Agreement, (c) originating, directly owning, holding, selling, transferring, participating, exchanging, enforcing, administering and servicing the Mortgage Loan, as applicable (including pursuant to contractual arrangements with servicers, property managers and the like, to the extent otherwise permitted pursuant to the Credit Agreement), and (d) transacting any and all lawful business for which it may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing, (e) owning, managing and operating the Mortgaged Property after foreclosure or a deed in lieu of foreclosure (including with respect to Ownership Interests Collateral), including pursuant to contractual arrangements with servicers, property managers and the like, to the extent otherwise permitted pursuant to the Credit Agreement.

(ii)It does not own and will not own any asset or property other than (a) the Mortgage Loan, or the Mortgaged Property and/or Ownership Interests Collateral after foreclosure, deed in lieu of foreclosure or exercise of any other remedies, and/or (b) incidental personalty necessary for and used or to be used in connection with the ownership and servicing of the Mortgage Loan, or the Mortgaged Property and/or Ownership Interests Collateral after foreclosure, deed in lieu of foreclosure or exercise of any other remedies.

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(iii)It will not enter into any contract or agreement with any Affiliate, any constituent party of itself, any of its owners, any guarantor of its obligations, or any Affiliate of any constituent party, owner or guarantor (collectively, the “Related Parties”) of itself, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with itself or such Related Parties.

(iv)It has not incurred and will not incur any Indebtedness other than, as applicable, (a) under the Credit Agreement and the related Credit Documents, and (b) trade payables incurred in the ordinary course of business.

(v)It has not made and will not make any loans or advances to any Person (other than pursuant to the Mortgage Loan Documents) and shall not acquire obligations or securities of any Related Party.

(vi)It is and intends to remain solvent and it will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, provided that compliance with this provision shall not require any Person to make any additional capital contributions to the Borrower.

(vii)It has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and, it will not, nor will it permit any Related Party to, amend, modify or otherwise change its Organizational Documents without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed unless such proposed amendment, modification or change would adversely affect such entity’s status as a single purpose entity, provided, however, merely administrative amendments, by example, and without limitation, amendments to reflect a change of registered agent or office address, shall not require Lender’s consent, provided a copy of the fully executed amendment is delivered to Lender within ten (10) days following execution or filing, if applicable.

(viii)It will maintain all of its books, records, financial statements and bank accounts (other than as incidental to any servicing or management arrangements permitted by the Credit Agreement) separate from those of any other Person and its assets will not be listed as assets on the financial statement of any other Person (except insofar as it is consolidated into or otherwise accounted for by its direct ownership by Pledgor). It will file its own tax returns (or will be consolidated in the tax returns of an Affiliate) and will not file a consolidated federal income tax return with any other Person (except an Affiliate). It shall maintain its books, records, resolutions and agreements as official records.

(ix)It will be a legal entity separate and distinct from any other Person (including any Related Party), shall correct any known misunderstanding regarding its status as a separate entity and shall conduct business in its own name.

(x)It will maintain adequate capital and cash on hand for the normal obligations reasonably foreseeable in a business of its size and character and in light of its

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contemplated business operations, provided that compliance with this provision shall not require any Person to make any additional capital contributions to the Borrower.

(xi)It will not seek its own dissolution, winding up, liquidation, legal consolidation or merger in whole or in part, or the sale of its material assets to the extent that any such sale otherwise violates the Credit Agreement.

(xii)Other than regular distributions to partners and investors, it will not commingle its assets with those of any other Person (other than as incidental to any servicing or management arrangements permitted by the Credit Agreement and the entity’s Organizational Documents) and will hold all of its assets in its own name.

(xiii)It will not guarantee or become obligated for the debts of any other Person, and will not hold itself out as being responsible for the debts or obligations of any other Person.

(xiv)It shall not pledge its assets for the benefit of any other Person other than with respect to the Credit Agreement and the Credit Documents.

(xv)It shall not voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, or admit in writing its inability to pay its debt’s generally as they become due, or take action in furtherance of any such action, without the prior unanimous written consent of the Board (including the Independent Manager).

(xvi)In the event that any Special Purpose Entity is a limited liability company, it will be a Delaware limited liability company having a sole member which is not a natural person.

(xvii)There shall at all times be (and the Company shall at all times cause there to be) at least one (1) duly appointed Manager of the Board (an “Independent Manager”) of the Company:

1.who shall be a natural person who is provided by a nationally recognized professional service company;

2.who shall have at least three (3) years prior employment experience as an independent director or manager; and

3.who shall not have been at the time of such individual’s appointment or at any time while serving as an Independent Manager, and shall not have ever been (A) a stockholder, member, director or manager (other

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than as an Independent Manager), officer, employee, partner, attorney or counsel of Company or any affiliate of Company or any direct or

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indirect equity holder of any of them, (B) a creditor, customer, supplier, service provider (other than a nationally recognized professional service company) or other person who derives any of its purchases or revenues from its activities with Company or any affiliate of Company, (C) a member of the immediate family of any such stockholder, member, director, manager, officer, employee, partner, attorney, counsel, creditor, customer, supplier, service provider or other person, (D) a person who is otherwise affiliated with Company or any affiliate of Company or any direct or indirect equity holder of any of them or any such stockholder, member, director, manager, officer, employee, partner, attorney, counsel, creditor, customer, supplier, service provider or other Person, or (E) a Person controlling, controlled by or under common control with any of (A), (B), (C) or (D) above.

As used in this Section 14(b)(xvii), “nationally recognized professional service company” includes Corporation Service Company, CT Corporation, National Registered Agents, Inc., Stewart Management Company, Wilmington Trust Company and Lord Securities Corporation or, if none of those companies is then providing professional Independent Manager, another nationally-recognized company reasonably approved by Lender, in each case that is not an affiliate of Company and that provides professional Independent Manager and other corporate services in the ordinary course of business. As used in this Section 14, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise and the terms “controlled” and “controlling” shall have a correlative meaning.

(c)Independent Manager. As long as any portion of the Loan remains outstanding:

(i)the Board shall not take any action which, under the terms of this Agreement, requires the unanimous affirmative vote of the Board unless at the time of such action there is at least one (1) Independent Manager then serving in such capacity and the Independent Manager has participated in such vote;

(ii)no resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor shall have executed a counterpart to Company’s operating agreement; provided, however, that no Independent Manager shall resign or be removed, and no successor Independent Manager shall be appointed unless Company provides Lender with at least ten (10) days prior written notice of any such proposed resignation or removal and the identity of any such successor Independent Manager, together with a certification that such successor satisfies the

15

requirements for an Independent Manager as required by Lender in its sole but commercially reasonable discretion;

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(iii)in the event of a vacancy in the position of Independent Manager, the Member of Company shall, subject to the preceding clause (ii), appoint a successor Independent Manager as soon as practicable;

(iv)to the fullest extent permitted by law and notwithstanding any duty existing at law or equity, the Independent Manager shall consider only the interests of the Company, including its creditors, in acting or otherwise voting on the matters referred to in Section 14(b)(xv), 14(c)(vii)(3) or Section 14(c)(vii)(4) hereof;

(v)except for duties to Company as set forth in the immediately preceding clause (iv) (including duties to the Member and Company’s creditors solely to the extent of their respective economic interests in Company but excluding (A) all other interests of the Member, (B) the interests of other affiliates of Company, and (C) the interests of any group of affiliates of which Company is a part), the Independent Manager shall not have any duties (including fiduciary duties) to the Company, the Member, any partner, shareholders, other equity holder or other party in interest of the Member, or any other Person bound by this Agreement; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing;

(vi)to the fullest extent permitted by law, including Section 18-1101(e) of the Act, an Independent Manager shall not be liable to the Company, the Member, any partner, shareholders, other equity holder or other party in interest of the Member or any other Person bound by this Agreement for breach of contract or breach of duties (including fiduciary duties), unless the Independent Manager acted in bad faith or engaged in willful misconduct. An Independent Manager is hereby designated as a "manager" within the meaning of Section 18-101(12) of the Act, however, all right, power and authority of the Independent Manager shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement and the Independent Manager shall otherwise have no authority to bind the Company. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and the Independent Manager shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being an Independent Manager of the Company.

(vii)The Company will not:

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1.dissolve, merge, liquidate or consolidate, except as provided in Section 14(c)(vii)(4) or 14(c)(viii) below;

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2.except in connection with a sale or other transfer permitted under the Credit Documents, sell all or substantially all of its assets;

3.amend its organizational documents with respect to the matters set forth in this Section 14, without the consent of Lender and without the affirmative vote of the Independent Manager; or

4.without the prior unanimous written consent of the Board (including the Independent Manager), take any Material Action with respect to itself. For purposes herein, a “Material Action” shall mean, with respect to the Company, to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company's inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company.

(viii)the Company shall be dissolved, and its affairs shall be wound up, only upon the first to occur of the following: (A) the termination of the legal existence of the last remaining member of Company or the occurrence of any other event which terminates the continued membership of the last remaining member of Company in Company unless the business of Company is continued in a manner permitted by this Operating Agreement or the Act, or (B) the entry of a decree of judicial dissolution pursuant to the Act;

(ix)upon the occurrence of any event that causes the last remaining member of Company or the sole member of Company (in each case, the “Final Member”) to cease to be a member of Company (other than (A) upon an assignment by Final Member of all of its limited liability company interest in Company and the admission of the transferee, if permitted pursuant to the organizational documents of Company and the Credit Documents, or (B) the resignation of the Final Member and the admission of an additional member of Company, if permitted pursuant to the organizational documents of Company and the Credit Documents), to the fullest extent permitted by law, the personal representative of such last remaining member shall be authorized to, and shall, within ninety

19

(90) days after the occurrence of the event that terminated the continued membership of such member in Company, agree in writing (1) to continue the existence of Company and (2) to the admission of the

20

personal representative or its nominee or designee, as the case may be, as a substitute member of Company, effective as of the occurrence of the event that terminated the continued membership of such member in Company;

(x)the bankruptcy of the Final Member of Company shall not cause the Final Member, to cease to be a member of Company and upon the occurrence of such an event, the business of Company shall continue without dissolution;

(xi)in the event of the dissolution of the Company, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of Company in an orderly manner), and the assets of Company shall be applied in the manner, and in the order of priority, set forth in the Act;

(xii)to the fullest extent permitted by law, the Final Member shall and hereby does irrevocably waive any right or power that it might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company; and

(xiii)notwithstanding any duty otherwise existing at law or in equity, the Independent Manager, and any Affiliate of the Independent Manager may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

(d)The Company shall not, without the prior written consent of the Lender, issue, and shall not permit the issuance of any additional Units in the Company other than its initial issuance of Units issued on or prior to the date of this Agreement.

(e)FBRED BDC FINANCE, LLC shall be the sole Member of the Company, unless Lender enforces its rights under the Pledge Agreement executed in connection with the Loan and Lender or a third party nominee of Lender becomes the Member in connection therewith.

(f)The Member and the Managers shall not, and cause the Company to not, amend, alter, change or repeal any article or section of this Agreement if such change would

21

adversely impact (i) any of the Lender’s collateral, or (ii) Lender’s ability to enforce its remedies under the Credit Documents or (iii) amend any of the terms in this Section 14.

22

(g)Notwithstanding anything to the contrary contained in this Agreement, the Company may not take any action which breaches or violates the provisions of this Section 14 unless, with respect to each such act(s) that requires the vote or consent of the Independent Manager, the Independent Manager consents to such action(s) in writing, and further provided that the failure to obtain the Independent Manager consent shall be void ab initio and shall be deemed ultra vires.

(h)Notwithstanding anything to the contrary set forth in this Agreement, no provision of this Agreement shall restrict or otherwise impede Lender from enforcing or realizing upon rights and remedies under the Pledge Agreement executed in connection with the Loan. The Company consents to all such rights and remedies. Upon Lender, its nominee or any third party becoming the owner of the Units, the Independent Manager shall be deemed terminated, however, for the avoidance of doubt, the Independent Manager shall be duly notified of such a change.

(i)Notwithstanding any other provision contained herein to the contrary, the Member shall be permitted to pledge and to transfer to the Lender the Units.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned has executed this Limited Liability Company Agreement as of the date first set forth above.

MEMBER:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:             Name: Jacob Breinholt
Title:    Authorized Signatory

INDEPENDENT MANAGER:

Name: Kristine E. Eppes

Signature Page to FBRED BDC Landings Finance, LLC Operating Agreement

IN WITNESS WHEREOF, the undersigned has executed this Limited Liability Company Agreement as of the date first set forth above.

MEMBER:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:             Name: Jacob Breinholt
Title: Authorized Signatory

INDEPENDENT MANAGER:

Name: Kristine E. Eppes

Signature Page to FBRED BDC Landings Finance, LLC Operating Agreement

EXHIBIT A

Member	Capital Contribution	Units
FBRED BDC Finance, LLC	$10.00	100

Exhibit C

Delaware
The First State

You may verify this certificate online at corp.delaware.gov/authver.shtml

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "FBRED BDC LANDINGS FINANCE, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIFTH DAY OF AUGUST, A.D. 2024.
AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "FBRED BDC LANDINGS FINANCE, LLC" WAS FORMED ON THE TWENTY-FIFTH DAY OF JULY,
A.D. 2024.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN ASSESSED TO DATE.

4427707 8300    Authentication: 204084726

You may verify this certificate online at corp.delaware.gov/authver.shtml

SR# 20243322960    Date: 08-05-24

You may verify this certificate online at corp.delaware.gov/authver.shtml

Exhibit D

Delaware
The First State

You may verify this certificate online at corp.delaware.gov/authver.shtml

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “FRANKLIN BSP REAL ESTATE DEBT BDC” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED: CERTIFICATE OF STATUTORY TRUST REGISTRATION, FILED THE
ELEVENTH DAY OF MARCH, A.D. 2024, AT 10:37 O`CLOCK A.M. CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "FRANKLIN
BSP REAL ESTATE CREDIT BDC" TO "FRANKLIN BSP REAL ESTATE DEBT BDC", FILED THE SIXTH DAY OF JUNE, A.D. 2024, AT 12:37 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID STATUTORY TRUST, “FRANKLIN BSP REAL ESTATE DEBT BDC”.

3238465 8100H    Authentication: 204062530
SR# 20243295856    Date: 08-01-24

You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF TRUST OF
FRANKLIN BSP REAL ESTATE CREDIT BDC

THIS CERTIFICATE OF TRUST of Franklin BSP Real Estate Credit BDC (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seg.) (the "Act").
1.Name. The name of the statutory trust fonned by this Certificate of Trust is Franklin BSP Real Estate Credit BDC.
2.Registered Office: Registered Agent. The business address of the Trust's registered office in the State of Delaware is c/o United Agent Group Inc., Brandywine Plaza, 1521 Concord Pike, Suite 201, Wilmington, DE 19803. The name of the Trust's registered agent at such address is United Agent Group.
3.Effective Date. This Certificate of Trust shall be effective upon filing.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 381l(a)(l) of the Act.
S •    .    fl her il1dividual
capacity but solely as trustee

State of Delaware Secretary of State Division of Corporations

SR 20240947288 - FileNumber 3238465

Delivered 10:37 AM 03/11/2024 FILED 10:37 AM 03/11/2024

SR 20240947288 - FileNumber 3238465

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF TRUST
OF
FRANKLIN BSP REAL ESTATE CREDIT BDC

THIS CERTIFICATE OF AMENDMENT of Franklin BSP Real Estate Credit BDC (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to amend the Certificate of Trust of a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").
1.Name. The name of the statutory trust hereby amended is Franklin BSP Real Estate Debt BDC.
2.Amendment of Trust.    The Certificate of Trust of the Trust is hereby amended by changing the name of the Trust to Franklin BSP Real Estate Debt BDC.
3.Effective Date. This Certificate of Amendment shall be effective upon filing.
IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of
Amendment in accordance with Section 381l(a)(2) of the Act.

Isl Richard J. Byrne
Richard J. Byrne, not in his individual capacity but solely as trustee

/s/ Lee Hillman     Lee Hillman, not in his individual capacity but solely as trustee
Isl Leslie D. Michelson     Leslie D. Michelson, not in his individual capacity but solely as trustee

State of Delaware Secretary of State Division of Corporations

SR 20242795321 - File Number 3238465

Delivered 12:37 PM 06/06/2024 FILED 12:37PM06/06/2024

SR 20242795321 - File Number 3238465

Exhibit E

Execution Version

FRANKLIN BSP REAL ESTATE DEBT BDC

THIRD AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

Page
ARTICLE I The Trust    1
Section 1.1    Name    1
Section 1.2    Trust Purpose    1
Section 1.3    Definitions    2
ARTICLE II Board of Trustees    5
Section 2.1    Number and Qualification    5
Section 2.2    Term and Election    5
Section 2.3    Resignation and Removal    5
Section 2.4    Vacancies    5
Section 2.5    Meetings    6
Section 2.6    Trustee Action by Written Consent    6
Section 2.7    Officers    6
Section 2.8    Principal Transactions    6
Section 2.9    General Powers    6
ARTICLE III Powers and Duties of Trustees    7
Section 3.1    General    7
Section 3.2    Investments    7
Section 3.3    Legal Title    7
Section 3.4    Issuance and Repurchase of Shares    7
Section 3.5    Borrow Money or Utilize Leverage    8
Section 3.6    Delegation by Trustees    8
Section 3.7    Collection and Payment    8
Section 3.8    By-Laws    8
Section 3.9    Miscellaneous Powers    8
Section 3.10    Further Powers    9
Section 3.11    Sole Discretion; Good Faith; Corporate Opportunities of Adviser    9
ARTICLE IV Fees and Expenses; Advisory, Management and Distribution Arrangements    9
Section 4.1    Expenses    9
Section 4.2    Advisory and Management Arrangements    10
Section 4.3    Distribution Arrangements    10
Section 4.4    Parties to Contract    10
ARTICLE V Limitations of Liability and Indemnification    10
Section 5.1    No Personal Liability of Shareholders, Trustees, etc    10
Section 5.2    Mandatory Indemnification    11
Section 5.3    No Bond Required of Trustees    12
Section 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    12
Section 5.5    Reliance on Experts, etc    12
ARTICLE VI Shares of Beneficial Interest    12
Section 6.1    Beneficial Interest    12
Section 6.2    Other Securities    13
Section 6.3    Rights of Shareholders    13
Section 6.4    Trust Only    13
Section 6.5    Issuance of Shares    13
Section 6.6    Register of Shares    13
Section 6.7    Transfer Agent and Registrar    14
Section 6.8    [Reserved]    14
Section 6.9    Notices    14
Section 6.10    Derivative Actions    14
ARTICLE VII Capital Calls    14
Section 7.1    Capital Commitment; Drawdowns; Defaulting Shareholders    14
ARTICLE VIII Custodians    15

Section 8.1    Appointment and Duties    15
Section 8.2    Central Certificate System    16
ARTICLE IX Redemption    16
Section 9.1    Redemptions    16
Section 9.2    Disclosure of Holding    16
Section 9.3    Redemption by Trust    16
ARTICLE X Net Asset Value and Distributions    16
Section 10.1    Net Asset Value    16
Section 10.2    Distributions to Shareholders    16
Section 10.3    Power to Modify Foregoing Procedures    17
ARTICLE XI Shareholders    17
Section 11.1    Meetings of Shareholders    17
Section 11.2    Voting    18
Section 11.3    Record Date; Notice of Meeting    18
Section 11.4    Quorum and Required Vote    19
Section 11.5    Proxies, etc    19
Section 11.6    Reports    19
Section 11.7    Inspection of Records    19
Section 11.8    Delivery by Electronic Transmission or Otherwise    19
Section 11.9    Shareholder Action by Written Consent    20
Section 11.10    Meetings by Remote Communication    20
ARTICLE XII Duration; Amendment; Mergers, Etc.    20
Section 12.1    Duration    20
Section 12.2    Amendment Procedure    20
Section 12.3    Tax Matters    20
Section 12.4    Subsidiaries    21
Section 12.5    Merger, Consolidation, Incorporation    21
ARTICLE XIII Miscellaneous    22
Section 13.1    Power of Attorney    22
Section 13.2    Filing    22
Section 13.3    Governing Law    23
Section 13.4    Exclusive Delaware Jurisdiction    23
Section 13.5    Other Agreements    24
Section 13.6    Counterparts    24
Section 13.7    Reliance by Third Parties    24
Section 13.8    Provisions in Conflict with Law or Regulation    24
ARTICLE XIV Restrictions on Ownership and Transfer of Shares    24
Section 14.1    Shares    24
Section 14.2    Transfer of Shares in Trust    28

THIRD AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF
FRANKLIN BSP REAL ESTATE DEBT BDC

This THIRD AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of June 12, 2024, by the Trustees hereunder.

WHEREAS, this Trust has been formed to carry on the business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, this Declaration amends and restates in its entirety that certain Second Amended and Restated Declaration of Trust, dated as of June 7, 2024 (the “Second Amended and Restated Declaration”), which amended and restated that certain Amended and Restated Declaration of Trust, dated as of April 8, 2024, which amended and restated that certain Declaration of Trust, dated as of March 11, 2024;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Statute and that this Declaration and the By-Laws shall constitute the governing instruments of such statutory trust.

NOW, THEREFORE, the Trustees hereby (i) declare that they will hold all cash, securities, and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions and (ii) amend and restate the Second Amended and Restated Declaration in its entirety.

ARTICLE I

The Trust

Section 1.1    Name. This Trust shall be known as the “Franklin BSP Real Estate Debt BDC,” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon approval by the Trustees of such change and the filing and effectiveness of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Statute (as defined below). Any such action shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

Section 1.2    Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a business development company within the meaning of the 1940 Act (as defined below). In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a business development company regulated under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Statutory Trust Statute, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or corporation, but nothing herein shall preclude the Trust from being treated for tax purposes as a partnership, association, corporation or REIT or being disregarded for tax purposes as an entity separate from its owners under the Code. The Trust intends to elect to be treated as a REIT, as of its first taxable year, for federal, and applicable state and local, income tax purposes, and has the right to change such election at any time subject to any restrictions set forth in this Declaration.

Section 1.3    Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person”, “Commission”, “Interested Person” and “Principal Underwriter” shall have the meanings given to them in the 1940 Act.

“Actual Owner” means a Person that is required to include in such Person’s gross income the dividends or other distributions received on such Shares.

“Adviser” shall mean Benefit Street Partners L.L.C. or an affiliated successor in interest thereto. If the Adviser no longer serves as the investment adviser to the Trust, the rights of the Adviser in this Declaration will become the rights of the Trustees.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, including any partnership in which such Person is a general partner; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.
“Aggregate Share Ownership Limit” means 9.9 percent (in value or number of shares, whichever is more restrictive) of the aggregate of the outstanding Shares of all classes or series, or such other percentage determined by the Board of Trustees in accordance with Section 14.1(i).

“Beneficial Ownership” means ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Own” and “Beneficially Owned” shall have the correlative meanings.

“Board of Trustees” shall mean the Trustees collectively.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York are authorized or required by law, regulation or executive order to close.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Capital Commitment” shall mean each investor’s commitment to contribute capital to the Trust in exchange for Shares pursuant to a subscription agreement with the Trust.

“Charitable Beneficiary” means one or more beneficiaries of the Charitable Trust as determined pursuant to Section 14.2(g).

“Charitable Trust” means any trust provided for in Section 14.2(a).

“Charitable Trustee” means the Person that is not an Affiliate of the Trust or an Affiliate of any Prohibited Owner that is appointed by the Trust to serve as trustee of the Charitable Trust.

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“Closing” shall have the meaning set forth in Section 7.1(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commitment Period” shall have the meaning set forth in Section 7.1(c).

“Common Shares” means common shares of beneficial interest, $0.001 par value per Share, of the Trust.

“Common Share Ownership Limit” means 9.9 percent (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Trustees in accordance with Section 14.1(i).

“Constructive Ownership” means ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.

“Declaration” shall mean this Third Amended and Restated Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware General Corporation Law” shall mean the Delaware General Corporation Law, 8 Del.
C. § 100, et seq., as amended from time to time.

“Delaware Statutory Trust Statute” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del.
C. § 3801, et seq., as amended from time to time.

“Disinterested Non-Party Trustees” shall have the meaning set forth in Section 5.2(b).

“Drawdown Purchase” shall have the meaning set forth in Section 7.1(a).

“Excepted Holder” means a Person for whom an exemption is granted and/or an Excepted Holder Limit is created by the Board of Trustees pursuant to Section 14.1(h).

“Excepted Holder Limit” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 14.1(h) and subject to adjustment pursuant to Section 14.1(i), the percentage limit established by the Board of Trustees pursuant to Section 14.1(h).

“Initial Closing” shall have the meaning set forth in Section 7.1(a).

“Initial Date” means the first date on which Shares are beneficially owned by at least 100 Persons.

“Market Price” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares or, in case no such sale takes place on such day, the average of the closing bid and asked prices for such Shares, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the NAV of Shares, as determined by the Board of Trustees in accordance with the Valuation Policy.

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“NAV” means net asset value determined in accordance with the valuation guidelines that have been approved by the Board of Trustees.

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prohibited Owner” means, with respect to any purported Transfer, any Person who, but for the provisions of Article XIV, would Beneficially Own or Constructively Own Shares in violation of Article XIV, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

“REIT” shall mean a real estate investment trust within the meaning of Sections 856-859 of the Code.

“REIT Election” shall have the meaning set forth in Section 12.3.

“Restriction Termination Date” means the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Side Letter” shall have the meaning set forth in Section 13.5.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares shall also mean any preferred shares or preferred units of beneficial interest that may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.

“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership of Shares or the right to vote (other than solely by revocable proxy) or receive dividends or other distributions on Shares, or any agreement to take any such actions or cause any such events, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons that causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any acquisition or disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any acquisition or disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transfers,” “Transferring” and “Transferred” shall have the correlative meanings.

“Trust” shall mean the trust governed by this Declaration and the By-Laws, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

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“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

“Valuation Policy” means the valuation guidelines that have been approved by the Board of Trustees.

ARTICLE II

Board of Trustees

Section 2.1    Number and Qualification. As of the date hereof, the Trustees shall be the signatories hereto and the number of Trustees shall be the number of persons so signing until changed by the Trustees. Thereafter, the number of Trustees shall be determined by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than fifteen; provided further that a majority of the Trustees at any time shall be persons that are not “interested persons” as defined in the 1940 Act. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

Section 2.2    Term and Election. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Section 2.3    Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act, a majority of the remaining Trustees that are not “interested persons” as defined in the 1940 Act) and by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 2.4    Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

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Section 2.5    Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the President or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws, the Chairman or by resolution or consent of the Trustees.
Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of the Trustees as provided in Section 2.6.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of the members as provided in Section 2.6.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

Section 2.6    Trustee Action by Written Consent. Any action that may be taken by Trustees by vote may be taken without a meeting if the number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee at which all of the Trustees are present and voted consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

Section 2.7    Officers. The Trustees shall elect a Chief Executive Officer, a Secretary and a Chief Financial Officer and may elect a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Trustee. All officers shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the Delaware General Corporation Law.

Section 2.8    Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub- adviser, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment advisor, investment sub-advisor, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

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Section 2.9    General Powers. The Board of Trustees, on behalf of the Trust, without any action by the Shareholders and without limitation, shall have the power: to adopt, amend and repeal the Bylaws, which may contain any provisions not inconsistent with the Act, the Certificate or the Declaration of Trust; to elect

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or appoint officers or other agents of the Trust in the manner provided in the Bylaws; to solicit proxies from Shareholders; to authorize the issuance of Shares in one or more classes and series; authorize the declaration and payment of distributions; to cause the Trust to elect to qualify as a REIT and take such actions as may be necessary or appropriate to maintain such qualification; to cause the Trust to cease to qualify, or attempt to qualify, as a REIT; to determine that compliance with any restriction or limitation on ownership or transfer of Shares set forth in Article XIV of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; and to do any other act and authorize the Trust to do any other act or enter into any agreement or other document necessary or appropriate to exercise the powers or effectuate the purposes of the Trust.

ARTICLE III

Powers and Duties of Trustees

Section 3.1    General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. Unless another standard is specified herein, in conducting the business of the Trust and in exercising their rights and powers hereunder, the Trustees may take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interest of the Trust. The Trustees have the power to construe and interpret this Declaration and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court. Except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any series or class or any Shareholder.

Section 3.2    Investments. Unless otherwise determined by the Board of Trustees, the investment objective of the Trust will be to generate current income by targeting investments with favorable risk- adjusted returns. The Trustees shall have power with respect to the Trust to manage, conduct, operate and carry on the business of a business development company, including to vary any investment of the Trust.

Section 3.3    Legal Title. Legal title to all of the Trust Property shall be vested in the Trust as a separate legal entity except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of such Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.4    Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property. The Trustees may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from the Shareholders; provided, however, that such repurchases do not impair the capital or operations of the Trust.

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Section 3.5    Borrow Money or Utilize Leverage. The Trustees shall have the power to cause the Trust to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation. In addition and notwithstanding any other provision of this Declaration, the Trust is hereby authorized to borrow funds, incur indebtedness and guarantee obligations of any Person, and in connection therewith, to the fullest extent permitted by law, the Trustees, on behalf of the Trust, are hereby authorized to pledge, hypothecate, mortgage, assign, transfer or grant security interests in or other liens on (i) the Shareholders’ subscription agreements, Capital Commitments, and the Shareholders’ obligations to make capital contributions thereunder and hereunder, to satisfy their Capital Commitments, subject to the terms hereof and thereof, and (ii) any other assets, rights or remedies of the Trust or of the Trustees hereunder or under the subscription agreements, including without limitation, the right to issue capital call notices and to exercise remedies upon a default by a Shareholder in the payment of its capital contributions and the right to receive capital contributions and other payments, subject to the terms hereof and thereof. Notwithstanding any provision in this Declaration, (i) the Trust may borrow funds, incur indebtedness and enter into guarantees together with one or more Persons on a joint and several basis or on any other basis that the Board of Trustees, in its sole discretion, determines is fair and reasonable to the Trust, and (ii) in connection with any borrowing, indebtedness or guarantee by the Trust, all capital contributions shall be payable to the account of the Trust designated by the Board of Trustees, which may be pledged to any lender or other credit party of the Trust. All rights granted to a lender pursuant to this Section 3.5 shall apply to its agents and its successors and permitted assigns.

Section 3.6    Delegation by Trustees. Subject only to any limitations required by federal law including the 1940 Act, the Trustees may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Trust, to any committee of the Trustees, any committee composed of Trustees and other persons and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, manager, investment advisor or sub-advisor, Principal Underwriter or other service provider, provided that such delegation of power or authority by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such person, officer, agent, employee, custodian, transfer or shareholder servicing agent, manager, Principal Underwriter or other service provider to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration to the authorized agents of the Trustees or any other Person to whom any power or authority has or may be delegated pursuant to any specific provision of this Declaration, shall not limit the authority of the Trustees to delegate any other power or authority under this Declaration to any Person, subject only to any limitations under federal law including the 1940 Act.

Section 3.7    Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 3.8    By-Laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

Section 3.9    Miscellaneous Powers. Without limiting the general or further powers of the Trustees, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether

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or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit- sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and

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agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine;
(g)guarantee indebtedness or contractual obligations of others; and (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept.

Section 3.10    Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

Section 3.11    Sole Discretion; Good Faith; Corporate Opportunities of Adviser.

(a)Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision:

(i)in their “discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interest, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

(ii)in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard.

(b)Unless expressly provided otherwise herein or in the Trust’s offering document (as may be amended from time to time), the Adviser and any Affiliated Person of the Adviser may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine. To the extent that the Adviser acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust, it shall not have any duty to communicate or offer such opportunity to the Trust, subject to the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, and any applicable co-investment order issued by the Commission, and the Adviser shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that the Adviser pursues or acquires for, or directs such opportunity to, another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholder shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper.

ARTICLE IV

Fees and Expenses; Advisory, Management and Distribution Arrangements

Section 4.1    Expenses.

(a)The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses that in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to

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themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and

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brokerage services, as they in good faith may deem reasonable, and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

(b)The Trust shall bear and be responsible for all costs and expenses of the Trust’s operations, administration and transactions, including, but not limited to, fees and expenses paid for investment advisory, administrative or other services and all other expenses of its operations and transactions.

Section 4.2    Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub- administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.
Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by all of the Trustees.

Section 4.3    Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters, distributors and/or placement agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party as its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this
Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements and servicing and similar agreements to further the purposes of the distribution or repurchase of the securities of the Trust.

Section 4.4    Parties to Contract. Any contract of the character described in Sections 4.2 and 4.3 of this Article IV or in Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.2 and 4.3 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.4.

ARTICLE V

Limitations of Liability and Indemnification

Section 5.1    No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing

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exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party

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to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 5.2    Mandatory Indemnification.

(a)The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that the indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)The rights accruing to any indemnitee under these provisions shall not exclude any other right that any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any

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statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

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(e)Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

Section 5.3    No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust.
The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 5.5     Reliance on Experts, etc. The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee believes in good faith are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any series or class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any series or class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as a Chairman of the Board of Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

ARTICLE VI
Shares of Beneficial Interest

Section 6.1    Beneficial Interest. The beneficial interest in the Trust shall be divided into an unlimited number of shares of beneficial interest, par value $0.001 per share. Such Shares of beneficial interest may be issued in different classes and/or series of beneficial interests. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any series or class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such series and class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. All references to Shares in this Declaration shall be deemed to be Shares of the Trust and of any or all series or classes, as the context may require. All provisions herein relating to the Trust shall apply equally to each series of the Trust and each class, except as the context otherwise requires. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

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Section 6.2    Other Securities. The Trustees may, subject to the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

Section 6.3    Rights of Shareholders. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust, nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified by the Trustees when creating the Shares, as in preferred shares). Ownership of Shares shall not make any Shareholder a third-party beneficiary of any contract entered into by the Trust or any class or series.

Section 6.4    Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a general partnership, limited partnership, joint stock association or any form of legal relationship other than a Delaware statutory trust.

Section 6.5    Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

Section 6.6    Register of Shares. A register shall be kept at the offices of the Trust, or any transfer agent duly appointed by the Trustees under the direction of the Trustees, which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him or her as herein provided, until he or she has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

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Section 6.7    Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

Section 6.8    [Reserved]

Section 6.9    Notices. Subject to the 1940 Act, notices and all other communications to Shareholders shall be in writing and delivered personally, or sent by electronic transmission to an electronic mail address provided by the Shareholder or mailed to the Shareholders at their addresses appearing on the books of the Trust or given by a document publicly filed by the with Securities and Exchange Commission or given as otherwise provided herein. Notices to Trustees shall be oral or by telephone or in writing delivered personally or mailed to the Trustees at their addresses appearing on the books of the Trust or by electronic transmission to an electronic mail address provided by the Trustee. Notice by mail shall be deemed to be given at the time when the same shall be mailed, notice by electronic transmission shall be deemed given at the time when sent, and notice by a document publicly filed by with the Securities and Exchange Commission shall be deemed given at the time the Trust files such document. Subject to the provisions of the 1940 Act, notice to Trustees need not state the purpose of a regular or special meeting.

Section 6.10    Derivative Actions.

(a)No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action.

(b)In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:
(i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and (iii) the Trustees shall be entitled to retain counsel and other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.10, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

(c)In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each Shareholder agrees that any claim that affects all Shareholders of the Trust or any series or class equally, that is, proportionately based on their number of Shares in the Trust or in such series of class, must be brought as a derivative claim subject to this Section 6.10 irrespective of whether such claim involves a violation of the Shareholder’s rights under this Declaration or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. Sections 6.10(a), 6.10(b)(iii) and this Section 6.10(c) shall not apply to any claims asserted under U.S. federal securities laws, including, without limitation, the 1940 Act.

ARTICLE VII

Capital Calls

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Section 7.1    Capital Commitment; Drawdowns; Defaulting Shareholders.The initial closing (the “Initial Closing”) will occur as soon as reasonably practicable. Subsequent closings (each, a “Closing”) may

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occur at the beginning of any calendar quarter (or such other times as may be determined by the Adviser in its discretion). Prior to the Initial Closing, unless otherwise determined by the Trustees, prospective Shareholders will make a commitment to purchase Shares (“Capital Commitment”) pursuant to a subscription agreement entered into with the Trust, pursuant to which Shareholders agree to contribute capital to the Trust in exchange for Shares. With respect to any subscription agreement that requires an investor to fund capital contributions to purchase Shares over a period of time (each a “Drawdown Purchase”), such capital contributions will be due upon no fewer than 5 business days after the date on which the Trust delivers a drawdown notice, although the Adviser may, in its sole discretion, shorten such time period. Drawdown Purchases will generally be made pro rata, in accordance with unfunded Capital Commitments of all investors, unless otherwise determined by the Adviser (including as the Adviser determines necessary or desirable in order to comply with any applicable legal, regulatory, tax or similar regimes). Otherwise, capital contributions will be due on the date of such subscription agreement.

(b)In the event that the Trust enters into a subscription agreement with one or more investors after the initial Drawdown Purchase in which the proceeds are used to make investments, unless otherwise determined by the Trustees, each such investor will be required to, make a purchase of Shares on a date to be determined by the Trust that occurs no later than the next succeeding Drawdown Purchase date so that Drawdown Purchases are pro rata in accordance with the unfunded Capital Commitments of all investors, unless otherwise determined by the Adviser (including as the Adviser determines necessary or desirable in order to comply with any applicable legal, regulatory, tax or similar regimes).

(c)Each Shareholder will be released from any obligation to purchase additional Shares on the earlier of (i) the date that such Shareholder’s Capital Commitment is fully called; and (ii) the 18-month anniversary of the Initial Closing (such period, the “Investment Period”), except to the extent necessary to preserve or enhance the value of any of the Trust’s existing investments, as determined by the Adviser.

(d)Unless otherwise agreed by the Trustees or the Adviser with a Shareholder, if a Shareholder fails to fund a capital contribution in respect of its Capital Commitment when due after a 10-business- day cure period the Trust may determine such Shareholder to be a defaulting Shareholder. A defaulting Shareholder will forfeit its right to participate in future capital calls and 50% of its Shares will be transferred to the non- defaulting Shareholders on a pro rata basis. In addition, the Adviser may, in its discretion and subject to applicable law, take any actions available under this Declaration or at law or in equity. Without limitation on the rights the Trust may have against the defaulting Shareholder, the Trust may call for additional capital contributions from non- defaulting Shareholders to make up any shortfall. The non-defaulting Shareholders could therefore be required to fund any shortfall up to their remaining Capital Commitments.

(e)The provisions of the applicable subscription agreements pertaining to Capital Commitments shall be deemed to be incorporated by reference into this Declaration.

ARTICLE VIII

Custodians

Section 8.1    Appointment and Duties. The Trustees may employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(i)to hold the securities owned by the Trust and deliver the same upon written order;

(ii)to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

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(iii)to disburse such funds upon orders or vouchers;

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(iv)if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(v)if authorized by the Trustees, to compute the net income or net asset value of the Trust; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub- custodian shall meet the qualifications for custodians contained in the 1940 Act.

Section 8.2    Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE IX

Redemption

Section 9.1    Redemptions. Holders of Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Shares of the Trust.

Section 9.2    Disclosure of Holding. The holders of Shares or other securities of the Trust shall, upon demand, disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

Section 9.3    Redemption by Trust. Each Share is subject to redemption (out of the assets of the Trust) by the Trust at the redemption price equal to the then current net asset value per Share of the Trust determined in accordance with Section 10.1 at any time if the Trustees determine in their sole discretion that a Shareholder has breached any of its representations or warranties contained in such Shareholder’s subscription agreement with the Trust, and upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

ARTICLE X

Net Asset Value and Distributions

Section 10.1    Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the
1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees.

Section 10.2    Distributions to Shareholders.

(a)The Board of Trustees may from time to time authorize or cause the Trust to pay such dividends or other distributions to the Shareholders of any or all classes or series of Shares, in cash or other assets of

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the Trust or in securities of the Trust or from any other source as the Board of Trustees shall determine, and the amount of such dividends or other distributions may vary between the classes or series of Shares. The Board of

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Trustees shall endeavor to cause the Trust to declare and pay such dividends and other distributions as shall be necessary for the Trust to qualify under the Code as a REIT; however, Shareholders shall have no right to any dividend or other distribution unless and until authorized by the Board of Trustees and declared by the Trust. Before payment of any dividends or other distributions, there may be set aside out of any funds of the Trust available for dividends or other distributions such amounts as the Board of Trustees may from time to time reserve for any Trust purpose, and the Board of Trustees may modify or abolish any such reserve. Each dividend or other distribution pursuant to this Section 10.2 to the Shareholders of a particular class or series of Shares shall be made ratably according to the number of Shares of such class or series held by each Shareholder on the applicable record date thereof, provided that no dividend or other distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Shareholders shall have no right to any dividend or other distribution unless and until authorized by the Board of Trustees and declared by the Trust, and then only at the time and in the amount and form authorized by the Board of Trustees. Any action by the Board of Trustees to cause the Trust to declare or pay any dividend or other distribution shall be conclusive evidence of the authorization by the Board of Trustees of such distribution. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 10.2 shall be subject to the terms of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. The Trustees may cause the Trust to enter into a distribution reinvestment program with terms and conditions as agreed to by the Trustees from time to time.

(b)If the Board of Trustees determines that consent dividends (within the meaning of Section 565 of the Code) with respect to a taxable year are necessary or appropriate to ensure or maintain the qualification of the Trust as a REIT for U.S. federal income tax purposes; to avoid the imposition of any U.S. federal income or excise tax; or for any other reason, the Board of Trustees may require the holders of Shares and any other Persons to take any and all actions necessary or appropriate under the Code, any regulations promulgated thereunder, any court decision or any administrative interpretations of the U.S. Department of Treasury (including any U.S. Internal Revenue Service forms or other forms) to declare consent dividends sufficient to maintain REIT qualification and avoid U.S. federal income or excise tax or otherwise.

(c)The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

(d)Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 10.3    Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article X, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, as amended, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE XI

Shareholders

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Section 11.1    Meetings of Shareholders. A special meeting of the Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than thirty-three

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and one-third percent (33 1⁄3%) of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called, provided that in the case of a meeting called by any Trustee at the request of Shareholders for the purpose of electing Trustees or removing the Adviser, written request of Shareholders of the Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter shall be required to elect a Trustee or to remove the Adviser. For a special Shareholder meeting to be called for a proper purpose (as used in the preceding sentence), it is not a requirement that such purpose relate to a matter on which Shareholders are entitled to vote, provided that if such meeting is called for a purpose for which Shareholders are not entitled to vote, no vote will be taken at such meeting. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

Section 11.2    Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration or resolution of the Trustees. This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Delaware Statutory Trust Statute in the absence of a contrary provision in the Declaration shall require any vote.
Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all of the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all of the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of Trustees. Except as provided in Section 11.1, Trustees shall be elected by a plurality of votes.

Section 11.3    Record Date; Notice of Meeting; Postponement and Adjournment. The Trustees may fix in advance a date up to one hundred and twenty (120) days (or such other number of days as the Board of Trustees shall determine) before the date of any Shareholders’ meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees to each Shareholder of record entitled to vote thereat at least 10 days and not more than 90 days (or such longer period as the Trustees may determine) before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting. Prior to the date upon which any meeting of Shareholders is to be held, the Board of Trustees may postpone such meeting one or more times for any reason and for such period of time as the Board of Trustees shall determine by giving notice to each Shareholder entitled to vote at the meeting so postponed of the place, date and hour at which such meeting will be held. Such notice shall be given not fewer than two (2) days before the date of such meeting and otherwise in accordance with Sections 6.9 and 11.8 and this Section 11.3. Any Shareholders’ meeting may be adjourned by the chairman of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. A Shareholders’ meeting may be adjourned by the chairman of the meeting as to one or more proposals regardless of whether action has been taken on other matters. No notice of adjournment of a meeting to another time or place need be given to Shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting unless the adjourned meeting is not held within 120 days (or such longer period as the Trustees may determine) after the record date. Any adjourned meeting may be held at such time and place as determined by the chairman of the meeting if such time and place are announced at the meeting at which the adjournment is taken or otherwise by the Board of Trustees. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. The Shareholders of record entitled to vote at a Shareholders’ meeting shall be deemed the Shareholders of record at any meeting that has been postponed or reconvened after one or more adjournments, unless the Trustees have fixed a new record date. If, after a postponement or adjournment, a new record date is fixed for the postponed or adjourned meeting, the secretary shall give notice of the postponed or adjourned meeting to Shareholders of record entitled to vote at such meeting. If a quorum is present with respect to any one or more proposals, the chairman of the meeting may, but shall not be

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required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the meeting with respect to any other proposal or proposals.

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In the absence of fraud, any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Shareholders shall not invalidate any action otherwise properly taken at any such meeting.

Section 11.4    Quorum and Required Vote.

(a)Unless otherwise required by the 1940 Act, the holders of one third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

(b)Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such class or series of Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such class or series with respect to such matter.

Section 11.5    Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed or authorized proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 11.6    Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

Section 11.7    Inspection of Records. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees or the officers of the Trust may from time to time determine, except as otherwise required by law.

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Section 11.8    Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, to the fullest extent permitted by law, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or

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the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Statute), including via the internet, by a document publicly filed with the Securities and Exchange Commission or in any other manner permitted by applicable law.

Section 11.9    Shareholder Action by Written Consent. Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, without a prior notice and without a vote if the consent setting forth the action to be taken is given in writing or by electronic transmission by the Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shareholders entitled to vote thereon were present and voted.

Section 11.10    Meetings by Remote Communication. The Trustees may provide for meetings by remote communication as provided in the By-Laws or as otherwise determined by the Trustees.

ARTICLE XII

Duration; Amendment; Mergers, Etc.

Section 12.1    Duration.

(a)The term of the Trust shall be the Investment Period plus 4 years from the expiration of the Investment Period, unless the Trust is sooner dissolved.

(b)The Trust may be dissolved at any time upon affirmative vote by a majority of the Trustees. Shareholders of the Trust shall not be entitled to vote on the dissolution or plan of liquidation of the Trust under this Article XI except to the extent required by the 1940 Act.

(c)Upon dissolution of the Trust, the Board of Trustees shall cause the Trust to liquidate and wind-up in a manner consistent with Section 3808 of the Statutory Trust Act, including the distribution to the Shareholders of any assets of the Trust. Upon dissolution and the completion of the winding up of the affairs of the Trust, the Trust shall be termination by the executing and filing with the Secretary of State of the State of Delaware by one or more Trustees of a certificate of cancellation of the certificate of trust of the Trust.

Section 12.2    Amendment Procedure.

(a)The Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration. Shareholders shall only have the right to vote: (i) on any amendment to this Section 12.2(a), (ii) on any amendment that would adversely affect the powers, preferences or special rights of the Shares as determined by the Trustees in good faith and (iii) on any amendment submitted to them by the Trustees.

(b)Notwithstanding anything to the contrary in this Declaration, the Trustees may, without the approval or vote of the Shareholders, amend or supplement this Declaration in any manner, including, without limitation to classify the Board of Trustees, to permit annual meetings of Shareholders, to impose advance notice provisions for the bringing of Shareholder nominations or proposals, to impose super-majority approval for certain types of transactions, to impose “control share” type provisions and to otherwise add provisions that may be deemed adverse to Shareholders.

(c)An amendment duly adopted by the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be.

Section 12.3    Tax Matters. If the Trust elects to qualify for federal income tax treatment as a REIT, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT; however, if the Board of Trustees determines that it is no longer in the

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best interests of the Trust to attempt to, or continue to, qualify as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code. The Board of Trustees, in its

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sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on Share ownership and transfers set forth in Article VIII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article XIV.

(a)Each Shareholder hereby authorizes the Trust to withhold and to pay over any taxes payable by the Trust or any of its affiliates as a result of such Shareholder’s participation in the Trust; if and to the extent that the Trust shall be required to withhold or pay any such taxes, or if any such taxes are withheld from amounts payable to the Trust or any of its affiliates, such Shareholder shall be deemed for all purposes of this Agreement to have received a payment from the Trust as of the time such withholding or other tax is required to be withheld or paid, which payment shall be deemed to be a distribution to such Shareholder, provided that if the Board of Trustees reasonably determines that such Shareholder would not be expected to receive any future distributions in the amount of such withholding or payment, such Shareholder shall pay to the Trust the amount by which such withholding or payment exceeds such expected future distributions. For so long as the Trust is not treated as a corporation for U.S. federal income tax purposes, to the fullest extent permitted by law, each Shareholder hereby agrees to indemnify and hold harmless the Trust, the Trustees and other Shareholders from and against any liability for taxes, penalties, additions to tax or interest with respect to income attributable to or distributions or other payments to such Shareholder. The obligations of a Shareholder set forth in this Section 12.3(b) shall survive the withdrawal of a Shareholder from the Trust or any transfer of a Shareholder’s Shares, and any other event that causes a Shareholder to cease to be a Shareholder of the Trust.

Section 12.4    Subsidiaries. Without approval or vote by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

Section 12.5    Merger, Consolidation, Incorporation.

(a)Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act or if such transaction is reasonably anticipated to result in a material dilution of the net asset value per Share of the Trust, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, business development companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger or consolidation the governing documents of which shall have such terms as the Trustees determine in their sole discretion) and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance) that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States for adequate consideration as determined by the Trustees, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust, and which may include shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time, sell or convert into money all or any part of the assets of the Trust. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other

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applicable certificate may be signed by any Trustee or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

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(b)Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 12.5 may affect any amendment to the Declaration or effect the adoption of a new declaration of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts, limited liability companies, limited partnerships or other entities or associations to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and may provide for the conversion of Shares in the Trust into beneficial or ownership interests in any such newly created trust or trusts, limited liability companies, limited partnerships or other entities or associations, or any series or classes thereof.

ARTICLE XIII

Miscellaneous

Section 13.1    Power of Attorney. By execution of a counterpart to this Declaration or execution of a subscription agreement with the Trust, each Shareholder agrees to be bound by the terms of this Declaration and hereby appoints the Trustees and each officer of the Trust (and any substitute or successor Trustees or any substitute or successor officer of the Trust) (and, if appointed, any liquidator of the Trust), each acting individually, as the true and lawful representative and attorney-in-fact of such Shareholder, in such Shareholder’s name, place and stead:

(a)to complete or correct, on behalf of such Shareholder, all documents to be executed by such Shareholder in connection with such Shareholder’s subscription for Shares or other securities in, and admission to, the Trust, including, without limitation, filling in or amending amounts, dates, and other pertinent information; and

(b)to make, execute, sign, acknowledge, swear to and file: (i) any and all instruments, certificates, and other documents that may be deemed necessary or desirable to effect the termination and winding up of the Trust; (ii) any instrument, agreement or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Trust, or required by any applicable federal, state or local law; (iii) any counterparts of this Declaration to be entered into pursuant to any agreements to which such Shareholder is a signatory; (iv) any duly adopted amendment to and/or restatement of this Declaration; and (v) all other filings with agencies of the Federal government, or any state or local government, or of any other jurisdiction, which any Trustee considers necessary or desirable to carry out the purposes of this Declaration, and the business of the Trust created hereunder.

The power of attorney granted by each Shareholder pursuant to this Section 13.1 is coupled with an interest, is irrevocable, shall survive the transfer of the whole or any part of a Shareholder’s interest in the Trust (and shall be binding on the transferee thereof) and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetence, termination, bankruptcy, insolvency or dissolution of such Shareholder.

Section 13.2    Filing.

(a)This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee or duly authorized officer stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a duly authorized officer and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein

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and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

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(b)The Trustees hereby ratify the previous filing of the Certificate of Trust with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Statute.

Section 13.3    Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Statutory Trust Statute and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Statute) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 13.4    Exclusive Delaware Jurisdiction. Each Trustee, each officer and, except as otherwise agreed in writing by the Trust, the Adviser and/or affiliates of the Adviser, each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the Delaware Statutory Trust Statute, this Declaration or the By-Laws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the By-Laws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration or the By-Laws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; provided, however, that the Federal District Courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1940 Act, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and

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(v)irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

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Section 13.5    Other Agreements. Consistent with applicable law (including the 1940 Act), the Trust, the Adviser and/or affiliates of the Adviser may negotiate agreements (“Side Letters”) with certain Shareholders that will result in different investment terms than the terms applicable to other Shareholders and that may have the effect of establishing rights under, or altering or supplementing the terms of, this Declaration or disclosure contained in any offering document of the Shares. As a result of such Side Letters, certain Shareholders may receive additional benefits which other Shareholders will not receive. Unless agreed otherwise in the Side Letter, in general, the Trust, the Adviser and affiliates of the Adviser will not be required to notify any or all of the other Shareholders of any such Side Letters or any of the rights and/or terms or provisions thereof, nor will the Trust, the Adviser or affiliates of the Adviser be required to offer such additional and/or different rights and/or terms to any or all of the other Shareholders. The Trust, the Adviser and/or affiliates of the Adviser may enter into such Side Letters with any Shareholder as each may determine in its sole discretion at any time. The other Shareholders will have no recourse against the Trust, the Trustees, the Adviser and/or any of their affiliates in the event certain investors receive additional and/or different rights and/or terms as a result of Side Letters. Any such exceptions or departures contained in any Side Letter with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of this Declaration (including with respect to amendments to this Declaration) or any applicable subscription agreements. For the avoidance of doubt, no contractual arrangement established between a Shareholder and the Adviser or one of its affiliates pursuant to a broader strategic relationship between such Shareholder and the Adviser or one of its affiliates shall be considered a Side Letter.

Section 13.6    Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 13.7    Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-
Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

Section 13.8    Provisions in Conflict with Law or Regulation.

(a)The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

ARTICLE XIV
Restrictions on Ownership and Transfer of Shares

Section 14.1    Shares.

(a)Basic Restrictions.

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(A)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit applicable to such Excepted Holder.

(B)No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 14.1(a)(A) or (B), then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 14.1(a)(A) or (B) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the exclusive benefit of a Charitable Beneficiary, as described in Section 14.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares. If the transfer to the Charitable Trust described in this Section 14.1(b) would not be effective for any reason to prevent the violation of Section 14.1(a)(A) or (B), or would not prevent the Trust from failing to qualify as a REIT, then the Transfer of that number of Shares that otherwise would cause any Person to violate
Section 14.1(a)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 14.1(b), a violation of any provision of this Article XIV would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 shareholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article XIV.
(c)Remedies for Breach. If the Board of Trustees or its designee (including any duly authorized committee of the Board of Trustees) shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 14.1(a) or (b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares that would result in a violation of
Section 14.1(a) or (b) (whether or not such violation is intended), the Board of Trustees or its designee shall take or cause to be taken such action as it deems necessary or advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 14.1(a) or (b) shall automatically result in the transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or its designee.

(d)Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 14.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 14.1(b), shall immediately give written notice to the Trust of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information

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as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s qualification as a REIT.

(e)Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(i)every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder or as otherwise required by the Board of Trustees) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held; provided, that a Shareholder of record who holds outstanding Shares as nominee for an Actual Owner, shall give written notice to the Trust stating the name and address of such Actual Owner and the number of shares of such Actual Owner with respect to which the Shareholder of record is nominee. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s qualification as a REIT and to ensure compliance with this Article XIV; and

(ii)each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(f)Remedies Not Limited. Subject to Section 2.9, nothing contained in this Section 14.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders in preserving the Trust’s qualification as a REIT.

(g)Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 14.1, Section 14.2 or any definition contained in Article I, the Board of Trustees shall have the power to determine the application of the provisions of this Section 14.1 or Section 14.2 with respect to any situation based on the facts known to it. In the event Section 14.1 or Section 14.2 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 14.1 or Section 14.2. Absent a decision to the contrary by the Board of Trustees (which the Board of Trustees makes in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 14.1(c)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 14.1(a) or (b), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of Shares held by each such Person.

(h)Exceptions.

(i)Subject to Section 14.1(a)(B), the Board of Trustees may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit or the Common Share Ownership Limit, or both, and may establish or increase an Excepted Holder Limit for such Person if

(A)the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary for the Board of Trustees to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 14.1(a)(B);

(B)such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.9% interest (as set forth in Section

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856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an

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entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

(C)such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 14.1(a)through 14.(g)) will result in the Shares being automatically transferred to a Charitable Trust in accordance with Sections 14.1(b) and 14.2.

(ii)Prior to granting any exception pursuant to Section 14.1(h)(i), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(iii)Subject to Section 14.1(a)(B), an underwriter, placement agent or an initial purchaser which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(iv)The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, (2) unless the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder provide otherwise, at any time after the Excepted Holder no longer Beneficially Owns or Constructively Owns Shares in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit or (3) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(i)Increase or Decrease in Aggregate Share Ownership Limit or the Common Share Ownership Limit. The Board of Trustees may from time to time increase or decrease the Aggregate Share Ownership Limit and/or the Common Share Ownership Limit for one or more Persons and increase or decrease the Aggregate Share Ownership Limit and/or the Common Share Ownership Limit for all other Persons. No decreased Aggregate Share Ownership Limit or Common Share Ownership Limit will be effective for any Person whose percentage of ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit or Common Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Shares equals or falls below the decreased Aggregate Share Ownership Limit or Common Share Ownership Limit, as applicable; provided, however, that any further acquisition of Shares by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 14.1(h)(i) or an Excepted Holder) in excess of the Shares owned by such person on the date the decreased Aggregate Share Ownership Limit or Common Share Ownership Limit became effective will be in violation of the Aggregate Share Ownership Limit or Common Share Ownership Limit. No increase of the Aggregate Share Ownership Limit or Common Share Ownership Limit may be approved if the new Aggregate Share Ownership Limit or Common Share Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Shares or otherwise cause the Trust to fail to qualify as a REIT. Prior to increasing or decreasing the Aggregate Share Ownership Limit or Common Share Ownership Limit pursuant to this Section 14.1(i), the Board of Trustees may require such opinions of counsel, affidavits, undertakings or agreements, in form and substance satisfactory to the Board of Trustees, as it may deem necessary or advisable in order to determine or ensure the Trust’s qualification as a REIT.

(j)Legend. Each certificate or notice in lieu of any certificate, if any, for Shares shall bear a legend summarizing the restrictions on ownership and transfer contained herein. Instead of a legend, the certificate,

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if any, may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge.

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Section 14.2    Transfer of Shares in Trust.

(a)Ownership in Trust. Upon any purported Transfer or other event described in
Section 14.1(a) and (b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 14.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person that is not an Affiliate of the Trust or an Affiliate of any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 14.2(g).

(b)Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

(c)Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Delaware law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible trust action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article XIV, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its Share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

(d)Rights Upon Dissolution. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of, the Trust in accordance with Section 14.2(e).

(e)Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 14.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 14.2(e). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the event causing the Shares to be held in the Charitable Trust did not involve a purchase of such Shares at Market Price, the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per Share

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received by the Charitable Trustee (net of any commissions and other expenses) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited

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Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 14.2(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner and any other amounts received by the Charitable Trustee with respect to such Shares shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then
(i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 14.2(e), such excess shall be paid to the Charitable Trustee upon demand for payment to the Charitable Beneficiary.

(f)Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Charitable Trust (or, if the event that resulted in the Transfer to the Charitable Trust did not involve a purchase of such Shares at Market Price, the Market Price of such shares on the day of the event that resulted in the Transfer of such shares to the Charitable Trust) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 14.2(c). The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 14.2(e). Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any other amounts held by the Charitable Trustee with respect to such Shares to the Charitable Beneficiary.

(g)Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 14.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Trust to make such designation nor the failure of the Trust to appoint the Charitable Trustee before the automatic transfer provided for in
Sections 14.1(a) and (b) shall make such transfer ineffective, provided that the Trust thereafter makes such designation and appointment.

(h)Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XIV.

(i)Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

(j)Severability. If any provision of this Article XIV or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

Richard Byrne, as Trustee and Chairperson
Lee Scott Hillman, as Trustee
Leslie D. Michelson, as Trustee

[Signature Page – 3rd A&R Declaration of Trust]

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

Lee Scott Hillman, as Trustee
Leslie D. Michelson, as Trustee

[Signature Page – 3rd A&R Declaration of Trust]

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

Richard Byrne, as Trustee and Chairperson
Lee conHil'.maw:u

Leslie D. Michelson, as Trustee

[Signature Page - Declaration of 7i·usl]

Exhibit F

Delaware
The First State

You may verify this certificate online at corp.delaware.gov/authver.shtml

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "FRANKLIN BSP REAL ESTATE DEBT BDC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIRST DAY OF AUGUST, A.D. 2024.
AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "FRANKLIN BSP REAL ESTATE DEBT BDC" WAS FORMED ON THE ELEVENTH DAY OF MARCH, A.D. 2024.

3238465 8300    Authentication: 204062532

You may verify this certificate online at corp.delaware.gov/authver.shtml

SR# 20243295856    Date: 08-01-24

You may verify this certificate online at corp.delaware.gov/authver.shtml

Exhibit G

Delaware
The First State

You may verify this certificate online at corp.delaware.gov/authver.shtml

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “FBRED BDC FINANCE, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE FIFTEENTH DAY OF MAY,

A.D. 2024, AT 1:54 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “FBRED BDC FINANCE, LLC”.

3682758 8100H    Authentication: 204062514
SR# 20243295846    Date: 08-01-24

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE CERTIFICATE OF FORMATION
OF LIMITED LIABILITY COMPANY
The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:
1.The name of the limited liability company is    _
FBRED BOC Finance, LLC

2.The Registered Office of the limited liability company in the State ofDelaware is located at 251 Little Falls Drive    (street),
in the City of Wilmington    , Zip Code 19808    . The name of the Registered Agent at such address upon whom process against this limited liability company may be served isCorporation Service Company

By:
n

Name: Micah Goodman, Authorized Signatory
Print or Type

State of Delaware Secretary of State Division of Corporations

Delivered 01:54 PM 05/15/2024 FILED 01:54 PM 05/15/2024
SR 20242153998 - File Number 3682758

Exhibit H

LIMITED LIABILITY COMPANY AGREEMENT OF
FBRED BDC FINANCE, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is entered into as of May 15, 2024, by FBRED BDC Real Estate Debt OPCO, LLC, a Delaware limited liability company (the “Member”).

RECITALS:

WHEREAS, FBRED BDC Finance, LLC (the “LLC”) has been formed as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.), as amended (the “Act”), by the filing on May 15, 2024 of a Certificate of Formation in the office of the Secretary of State of the State of Delaware; and

WHEREAS, the Member, in its capacity as the sole member and 100% owner of the LLC, wishes to set out fully its rights, obligations and duties regarding the LLC and its assets and liabilities.

NOW, THEREFORE, in consideration of the covenants expressed herein, the Member hereby agrees as follows:

Section 1    Purpose; Powers.

The principal business activity and purpose of the LLC shall be to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The LLC shall possess and may exercise all the powers and privileges granted by the Act, any other law or this Agreement, together with any powers incidental thereto, and may take any other action not prohibited under the Act or other applicable law, so far as such powers and actions are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the LLC. The Member hereby ratifies the act of Micah Goodman as an “authorized person” within the meaning of the Act in executing and filing the LLC’s Certificate of Formation.

Section 2    Capital Contributions.

The Member shall contribute to the capital of the LLC in such amounts and at such times as the Manager (as defined below) may deem appropriate in its sole discretion.

Section 3    Distributions.

Distributions (including distributions in liquidation) shall be made to the Member at such times as the Manager may deem appropriate in its sole discretion. Except as otherwise required by the Internal Revenue Code of 1986, as amended (the “Code”), all items of income, gain, loss, deduction and credit as determined for book and federal income tax purposes shall be allocated to the Member as the Manager may deem appropriate in its sole discretion.

Section 4    Management.

(a)The LLC shall be managed by a manager (the “Manager”). The Member shall have the right to appoint, remove and replace the Manager at any time. The initial Manager of the LLC shall be FBRED BDC Real Estate Debt OPCO, LLC. If at any time there is no appointed or otherwise designated Manager, then the Member shall be the Manager.

(b)The business, policies, property and affairs of the LLC shall be managed exclusively by the Manager. The Manager shall have full, complete and exclusive authority and discretion to control the business, policies, property and affairs of the LLC, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the LLC’s business, property and affairs, including the naming of officers of the LLC pursuant to Section 4(c) below and the delegation of responsibility for the preceding to such officers. There is no requirement that the Manager hold a meeting in order to take action on any matter. Unless otherwise provided in this Agreement, any action taken by the Manager and the signature of the Manager on any agreement, contract, instrument or other document on behalf of the LLC, shall be sufficient to bind the LLC and shall conclusively evidence the authority of the Manager and the LLC with respect thereto.

(c)The Manager may appoint officers at any time. The officers of the LLC, if deemed necessary by the Manager, may include a president, one or more vice presidents, secretary, treasurer, chief financial officer, and such other officers as the Manager determines to be appropriate including any other person designated as an authorized signatory of the LLC. Such officers shall serve at the pleasure of the Manager, subject to all rights, if any, of an officer under any contract of employment. An officer need not be a Member of the LLC, and the officers shall exercise such powers and perform such duties as shall be determined from time to time by the Manager.

(d)Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Manager at any time. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.
Section 5    Fiscal Year.

The fiscal year end of the LLC shall be December 31.

Section 6    Term.

The term of the LLC commenced on the date the Certificate of Formation was filed in the Office of the Secretary of State of the State of Delaware and shall continue until the first to occur of the following:

(a)the election to dissolve the LLC made in writing by the Manager;

(b)the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(c)dissolution required by operation of law.

Section 7    Indemnification.

(a)The LLC shall indemnify each Indemnitee (as defined in Section 7(e)), from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (whether the same be civil, criminal, administrative or investigative) that relate to the operations of the LLC as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted by the Act.

(b)The indemnification provided by this Section 7 shall be in addition to any other rights to which an Indemnitee or any other Person (as defined in Section 7(f)) may be entitled under any agreement, executed by the Manager, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified. The Member expressly intends that the provisions of this Section 7 shall be interpreted to reflect an ordering of liability for potentially overlapping or duplicative indemnification payments, with any applicable third-party indemnifier having primary liability and the LLC having only secondary liability.

(c)In no event may an Indemnitee subject the Member to personal liability by reason of the indemnification provisions set forth in this Agreement.
(d)The provisions of this Section 7 are for the benefit of the Indemnitees, their heirs, successors and assigns and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the LLC’s liability to any Indemnitee under this Section 7 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(e)As used in this Section 7, the term “Indemnitee” or “Indemnitees” shall mean (i) any Person made a party to a proceeding by reason of his, her or its status as (A) the Manager or the Member, or (B) a member, partner or shareholder of the Manager or the Member, or (C) a director, officer or employee of the LLC, the Manager, the Member or any direct or indirect member, partner or shareholder of the Manager or the Member and (ii) such other Persons as the Manager may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

(f)As used in this Section 7, the term “Person” or “Persons” shall mean any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other legal entity or organization whether domestic or foreign.

Section 8    Liability of the Member.

The Member shall not have any liability for the debts, obligations or liabilities of the LLC, except to the extent required under the Act. The Member shall not have any liability to restore any negative balance in its capital account.

Section 9    Interests Not Governed by Article 8.

Limited liability company interests in the LLC shall not be securities governed by Article 8 of the Delaware Uniform Commercial Code.

Section 10    Amendment.

This Agreement may be amended only pursuant to an instrument signed by the Member. Section 11    Governing Law.
This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of laws provisions.
Section 12    Entire Agreement.
This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such matter.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has executed this Limited Liability Company Agreement as of the date first set forth above.

MEMBER:

FBRED BDC Real Estate Debt OPCO, LLC, a Delaware limited liability company

By:

FBRED BDC Finance, LLC Operating Agreement

Exhibit I

Delaware
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "FBRED BDC FINANCE, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIRST DAY OF AUGUST, A.D. 2024.
AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "FBRED BDC FINANCE, LLC" WAS FORMED ON THE FIFTEENTH DAY OF MAY, A.D. 2024.
AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN ASSESSED TO DATE.

3682758 8300    Authentication: 204062517

SR# 20243295846    Date: 08-01-24
You may verify this certificate online at corp.delaware.gov/authver.shtml

Exhibit J

CERTIFICATE OF INCUMBENCY OF FRANKLIN BSP REAL ESTATE DEBT BDC
June 24, 2024

The undersigned, Micah Goodman, Secretary of Franklin BSP Real Estate Debt BDC, a statutory trust incorporated under the laws of Delaware, and of each current and future direct and indirect wholly- owned subsidiary of Franklin BSP Real Estate Debt BDC (collectively, the “Company”), hereby certifies as follows:

1.On and as of June 24, 2024, he is the duly elected, qualified and acting Secretary of the Company; that, as such, he has access to its company records and is familiar with the matters herein certified; and he is authorized to execute and deliver this Certificate of Incumbency in the name and on behalf of the Company.
2.On and as of June 24, 2024, the Company duly appointed the persons listed hereunder as authorized signatories (“Authorized Signatories”) of the Company, and of each current and future direct and indirect wholly-owned subsidiary of the Company, the signatures set opposite their respective names below being their genuine signatures. All capitalized terms not defined herein, shall have the meanings set forth in the organizational documents of the Company, which are publicly available on EDGAR.

Authorized Signatories

IN WITNESS WHEREOF, I have signed this Certificate of Incumbency as of the date first set forth above.

By:     Name: Micah Goodman
Title:    Secretary

Exhibit K

OMNIBUS WRITTEN CONSENT

August 30, 2024

The undersigned, constituting (a) the requisite Manager of the Board of Managers (the “Borrower Manager”) of FBRED BDC Landings Finance, LLC, a Delaware limited liability company (the “Borrower”), (b) the sole member (the “BDC Finance Member”) of FBRED BDC Finance, LLC, a Delaware limited liability company (“Pledgor”, and together with Borrower, each a “Loan Party” and collectively, the “Loan Parties”), as applicable, hereby take the following actions and adopt the following resolutions by written consent as of the date first written above, pursuant to the limited liability company agreement of each Loan Party in accordance with the applicable laws of the jurisdiction in which such Loan Party is organized.
Approval of the Loan and Credit Documents
WHEREAS, reference is made to that certain Credit and Security Agreement, dated as of the date hereof (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement), by and among Borrower and Webster Bank, National Association, as lender (the “Lender”);
WHEREAS, the Manager and the BDC Finance Member have determined that it is desirable and in the best interests of the applicable Loan Party for the Borrower to borrow money pursuant to the Credit Agreement (the “Loan”); and
WHEREAS, in connection with the Loan, the Manager and the BDC Finance Member have determined that it is desirable and in the best interests of the applicable Loan Party that such Loan Party execute and deliver the Credit Agreement and each of the Credit Documents which such Loan Party is a party thereto and perform the transactions contemplated thereby, including incurring and borrowing the Loan (solely in the case of the Borrower), becoming liable for and guaranteeing the Obligations, and to taking certain related actions in connection therewith.
NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of each of the Credit Agreement and the other Credit Documents be, and the same hereby are, authorized, adopted and approved with such additions, deletions, modifications, amendments and other changes thereto Micah Goodman, Jerome Baglien, Jacob Breinholt or any of the chairman of the board of directors, chief executive officer, chief financial officer, president, vice president, secretary or assistant secretary, treasurer or assistant treasurer or any other individual designated in writing to Lender by any existing authorized officer of any Loan Party as an authorized signatory (collectively, the “Responsible Officers”) shall have determined to be desirable or appropriate, such determination to be conclusively evidenced by any such Responsible Officer’s execution and delivery thereof;
FURTHER RESOLVED, that each Loan Party will obtain benefits from entry into the Credit Agreement and the incurrence of the Loans by the Borrower and the Obligations by each Loan Party under the Credit Documents, which are necessary and convenient to the conduct, promotion and attainment of the business of such Loan Party;
RESOLVED FURTHER, that each Loan Party’s (i) incurrence of the Obligations, (ii) entry into such security agreements, pledge agreements, guaranty agreements, promissory notes, mortgages, deeds of trust and other documents, instruments or agreements as are necessary, appropriate or advisable to effectuate the intent of these resolutions, and such other matters as are reasonably contemplated or implied hereby, (iii) filing with the appropriate governmental authorities all forms, agreements, documents, financing statements, intellectual property security agreements or instruments necessary, appropriate or desirable to record, perfect, file or otherwise document such security interests, all in such form, covering such Collateral and Pledged Collateral (as defined in the Pledge Agreement, dated as of the date hereof, by and between Pledgor and Lender) and with such additions, deletions, modifications, amendments and other changes thereto as such Responsible Officer executing the same shall have determined to be desirable or appropriate, such determination to be conclusively evidenced by such Responsible Officer’s execution and delivery thereof and (iv) performance and satisfaction of the other transactions and obligations of such Loan Party contemplated in the Credit Documents are hereby authorized and approved;
RESOLVED FURTHER, that each of the Responsible Officers, acting singly and separately, be, and each of them hereby is, authorized, empowered and directed to negotiate, make, execute, acknowledge, verify, issue and deliver (including by facsimile, electronic or comparable method), and cause the applicable Loan Party to perform its obligations under, each of the Credit Agreement and the other Credit Documents in the name and on behalf of such Loan Party, in substantially the form presented to the Manager or the BDC Finance Member, as applicable, have with such additions, deletions, modifications, amendments and other changes thereto as such Responsible Officer executing the same shall have determined to be desirable or appropriate, such determination to be conclusively evidenced by such Responsible Officer’s execution and delivery thereof, and to undertake all actions necessary and appropriate to perform or satisfy or cause such Loan Party to perform or satisfy the Obligations; and
RESOLVED FURTHER, that each of the Responsible Officers, acting singly and separately, be, and hereby is, authorized, empowered and directed to execute and deliver, or otherwise approve any amendments, restatements, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of the Credit Agreement and other Credit Documents and any supplemental agreements, instruments, certificates, financing statements or documents relating to the transactions contemplated by the Credit Agreement and other Credit Documents, which shall in such Responsible Officer’s sole judgment be desirable or appropriate.
General Authorization
NOW, THEREFORE, BE IT RESOLVED, that each of the Responsible Officers, acting singly and separately, be, and each of them hereby is, authorized, empowered and directed to take all such further actions including, without limitation, the incurrence and paying of fees and expenses and the making of expenditures, the arrangement of supplemental agreements, instruments, certificates, financing statements or documents relating to the foregoing resolutions and the execution and delivery of all such supplemental agreements, instruments, certificates, financing statements and other documents in the name and on behalf of the applicable Loan Party, which shall in such Responsible Officer’s sole judgment be desirable or appropriate in order to carry out fully the intent of the foregoing resolutions, such determination to be conclusively evidenced by the taking of such actions by such Responsible Officer or any such Responsible Officer’s execution and delivery thereof.
Ratification of Prior Actions
NOW, THEREFORE, BE IT RESOLVED, that all acts and things previously done by the Responsible Officers on or prior to the date hereof, in the name and on behalf of any Loan Party in connection with the foregoing resolutions are in all respects authorized, ratified, approved, confirmed and adopted as the acts and deeds by and on behalf of such Loan Party.
RESOLVED, that the omission from these resolutions of any instrument, certificate, document or agreement or other arrangement contemplated by any of the instruments, certificates, documents or agreements described in the foregoing resolutions or any action to be taken in accordance with any requirement of any of the instruments, certificates, documents or agreements described in the foregoing resolutions shall in no manner derogate from the authority of the Responsible Officers to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by, and the intent and purposes of, the foregoing resolutions.
The actions taken by this written consent shall have the same force and effect as if taken at a meeting of the Manager and the BDC Finance Member, duly called and constituted, pursuant to the limited liability company agreement of each such Loan Party and the laws of the State of Delaware. This written consent may be transmitted by facsimile machine or pdf and may be executed by electronic signature, and shall be treated in all manner and respects as an original document and an original signature.

*    *    *

Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned, as the requisite Manager of the Board of Managers of Borrower, has executed this written consent effective as of the date first written above.

BORROWER MANAGER:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

[Omnibus Written Consent]

Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned, as the sole member of Pledgor, has executed this written consent effective as of the date first written above.

BDC FINANCE MEMBER:

FBRED BDC REAL ESTATE DEBT OPCO, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

[Omnibus Written Consent]

Exhibit L

FRANKLIN BSP REAL ESTATE DEBT BDC
Written Consent of the Board of Trustees June 24, 2024

Pursuant to Article II, Section 2.6 of the Third Amended and Restated Agreement and Declaration of Trust (as amended, amended and restated, supplemented or otherwise modified from time to time, “Third A&R Declaration of Trust”, capitalized terms used herein but not defined shall have the meanings given to such terms in the Third A&R Declaration of Trust) of Franklin BSP Real Estate Debt BDC, a Delaware statutory trust (the “Fund”), the undersigned, being all of the Trustees of the Fund, do hereby consent and agree to the following actions, which shall for all purposes be treated as action taken at a meeting of the Board of Trustees (the “Board”) duly called and held:

APPROVAL TO BORROW MONEY OR UTILIZE LEVERAGE
WHEREAS: The Fund had previously entered into the Third A&R Declaration of Trust, dated as of June 7, 2024;
WHEREAS: The Board has determined that it is advisable and in the best interests of the Fund to cause the Fund or its subsidiaries to borrow money, commit to repurchase obligations or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging, hypothecating, mortgaging, assigning, transferring, or otherwise granting security interests over the assets of the Trust or the assets of such subsidiary, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation in furtherance of the foregoing;
WHEREAS: The Board has determined that it is advisable and in the best interests of the Fund and its subsidiaries, to borrow funds, commit to repurchase obligations, incur indebtedness and guarantee obligations of any Person, and in connection therewith, to the fullest extent permitted by law or regulation, the Trustees, on behalf of the Trust, are hereby authorized to pledge, hypothecate, mortgage, assign, transfer or grant security interests in or other liens on (i) the Shareholders’ subscription agreements, Capital Commitments, and the Shareholders’ obligations to make capital contributions thereunder and hereunder, to satisfy their Capital Commitments, subject to the terms of the Third A&R Declaration of Trust and thereof, and (ii) any other assets, rights or remedies of the Trust or of the Trustees hereunder or under the subscription agreements, including without limitation, the right to issue capital call notices and to exercise remedies upon a default by a Shareholder in the payment of its capital contributions and the right to receive capital contributions and other payments, subject to the terms of the Third A&R Declaration of Trust and thereof; and
WHEREAS: The Board has determined that it is advisable and in the best interests of the Fund to appoint the persons set forth on Certificate of Incumbency attached hereto as Exhibit A as authorized signatories of the Fund and of each current and future direct and indirect subsidiary of the Fund;
NOW, THEREFORE, BE IT:
RESOLVED: That the Fund and any and all of its affiliates are authorized to undertake all actions with respect to borrowing money, committing to repurchase obligations, obtaining credit, utilizing leverage, guaranteeing obligations of any Person, granting security interests, and any other action related to such purposes as more specifically set forth in Article III, Section
3.5 of the Third A&R Declaration of Trust; and be it further;
RESOLVED:    That the Incumbency Certificate attached hereto as Exhibit A is hereby approved and confirmed in all respects;
IMPLEMENTING RESOLUTIONS
RESOLVED: That the officers of the Fund be, and each hereby is, authorized in the name and on behalf of the Fund, to make such modifications to any documents or agreements referenced in any of the above resolutions or in connection with the implementation of the above resolutions as the officer executing or implementing (as applicable) such document or agreement deems necessary or advisable or as may be required to conform with the requirements of applicable law; and be it further; and
RESOLVED: That the officers of the Fund be, and each hereby is, authorized in the name and on behalf of the Fund, to make or cause to be made, and to execute and deliver, all such additional agreements, documents, instruments and certifications and to take all such steps, and to make all such payments, fees and remittances, as any one or more of such officers may at any time or times deem necessary or desirable in order to effectuate the purpose and intent of the foregoing resolutions.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first written above.

Richard J. Byrne

Lee S. Hillman

Leslie D. Michelson

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first written above.

Lee S. Hillman
Leslie D. Michelson

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first written above.
Richard J. Byrne

L •fWJL
Leslie D. Michelson

N E L S O N M U L L I N S R I L E Y & S C A R B O R O U G H L L P A T T O R N E Y S A N D C O U N S E L O R S A T L A W

O n e F i n a n c i a l C e n t e r , S u i t e 3 5 0 0 B o s t o n , M A 0 2 1 1 1
T 6 1 7 . 2 1 7 . 4 6 9 2 F 6 1 7 . 2 1 7 . 4 7 1 0
nelsonmullins.com

September 3, 2024

Webster Bank, National Association One Jericho Plaza, 3rd Floor Jericho, New York 11753

Re:    Loan in the original principal amount of $15,914,062.50 made by Webster Bank, National Association (“Lender”) to FBRED BDC Landings Finance, LLC

Ladies and Gentlemen:

We have acted as counsel to FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (the “Borrower”), FRANKLIN BSP REAL ESTATE DEBT BDC, a Delaware statutory trust (the “Guarantor”) and FBRED BDC FINANCE, LLC, a Delaware limited liability company (the “Pledgor”) in connection with a loan of even date herewith made by Lender to Borrower in the original principal amount of $15,914,062.50 (the “Loan”). The proceeds of the Loan are to be secured by collateral described in that certain Credit and Security Agreement dated as the date hereof and made by and between the Borrower and the Lender (the “Credit Agreement”), inter alia, an assignment of mortgage secured by premises located at 2520 N County Road 1000 E, Indianapolis, Indiana 46234, City of Indianapolis, County of Hendricks and State of Indiana. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Borrower, Guarantor and Pledgor are referred to herein collectively as the “Loan Parties”.

For purposes of rendering our opinions set forth herein, we have reviewed or examined, and are familiar with the following documents identified below (collectively, the “Credit Documents”), all of which, unless otherwise specified, are dated as of the date hereof:

(a)the Facility Note, executed by the Borrower payable to the order of Lender in the maximum principal amount of $15,914,062.50 (the “Note”);

(b)the Credit Agreement securing the Note;

(c)the Guaranty, executed by Guarantor in favor of Lender;

(d)the Assignment of Co-Lender Agreement, executed by Borrower in favor of Lender;

C A L I F O R N I A | C O L O R A D O | D I S T R I C T O F C O L U M B I A | F L O R I D A | G E O R G I A | I L L I N O I S | M A R Y L A N D | M A S S A C H U S E T T S | M I N N E S O T A

N E W Y O R K | N O R T H C A R O L I N A | O H I O | P E N N S Y L V A N I A | S O U T H C A R O L I N A | T E N N E S S E E | T E X A S | V I R G I N I A | W E S T V I R G I N I A

(e)the Pledge Agreement, executed by Pledgor in favor of Lender;

(f)the Allonge to Promissory Note in Blank, executed by Borrower; and

(g)various other documents executed or delivered in connection with the Loan.

We have also reviewed that certain Uniform Commercial Code financing statement listing the Borrower, as debtor, and the Lender, as secured party, to be filed in the office of the Secretary of State of the State of Delaware (the “Delaware Filing Office”), and that certain Uniform Commercial Code financing statement listing the Pledgor, as debtor, and the Lender, as secured party, to be filed in the Delaware Filing Office (collectively, the “Financing Statement,” copies of which are attached as Exhibit A hereto).

Except as expressly set forth in this opinion letter, we have not undertaken any independent investigation, examination, or inquiry to determine the existence or absence of any facts (and have not caused the review of any court file or indices). No inference as to our knowledge of such facts should be drawn from the fact of our representation of the Loan Parties. Wherever any opinion herein as to any matter is conditioned upon our “knowledge” or the like, such opinion is, with your permission, based solely upon the current actual awareness of facts or other information of a member of the Primary Lawyer Group, without investigation or inquiry. “Primary Lawyer Group” means the lawyers in our firm substantively involved in handling matters related to the Credit Documents for the Loan Parties.

In arriving at the opinions expressed below, we have made such investigations of law as we have deemed appropriate as a basis for these opinions, and we have examined and relied upon such instruments and certificates of such Persons as we have deemed necessary or appropriate for the purposes of these opinions, including, without limitation:

(i)a certificate of an officer of the Loan Parties;

(ii)the Certificate of Formation of Borrower, filed on July 25, 2024, as certified by the Secretary of State of the State of Delaware;

(iii)the Certificate of Trust of Guarantor, as amended on June 6, 2024, certified by the Secretary of State of the State of Delaware;

(iv)copies of the Organizational Documents (defined hereafter) (other than those set forth in the preceding clauses (ii) and (iii)) certified to be true and complete by the Loan Parties;

(v)the Omnibus Written Consent adopted on or about the date hereof, authorizing the Borrower’s and the Pledgor’s execution, delivery and performance of the Credit

Documents, as certified to us as set forth in the certificate referenced in clause (i) above;

(vi)the Written Consent of the Board of Trustees of Guarantor adopted on June 24, 2024, as certified to us as set forth in the certificate referenced in clause (i) above; and

(vii)the Certificate of Incumbency of Guarantor dated June 24, 2024, as certified to us as set forth in the certificate referenced in clause (i) above.

In rendering the opinions expressed below, we have assumed, without independent investigation or inquiry:

(i)the authenticity of all documents submitted to us as originals;

(ii)the genuineness of all signatures on all documents that we examined;

(iii)the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies;

(iv)the valid existence and good standing of each party to any Credit Document (other than the Loan Parties);

(v)the corporate, limited liability company, or other power and authority, as applicable, of each party to each of the Credit Documents (other than the Loan Parties) to enter into and perform its Obligations under such Credit Document;

(vi)the due authorization of each of the parties to the Credit Documents (other than the Loan Parties) to execute and deliver, and to perform their Obligations under, the Credit Documents;

(vii)the execution, delivery and acceptance of each of the Credit Documents by each party thereto (other than the Loan Parties);

(viii)the enforceability of each Credit Document against each party thereto (other than the Loan Parties);

(ix)all material terms and conditions of the relevant transactions contemplated by the Credit Documents (the “Transaction”) are correctly and completely reflected in the Credit Documents; there has been no waiver of any of the provisions of the Credit Documents by conduct of the parties or otherwise; and there is no oral or written agreement, understanding, course of dealing, or usage of trade that affects the rights and obligations of the parties set forth in the Credit Documents or that would have an effect on the opinions expressed herein;

(x)that each of the parties to the Credit Documents has received adequate consideration with respect to the execution and delivery of the Credit Documents;

(xi)that each natural person acting on behalf of any party to the Transaction, has sufficient legal competency to carry out such person’s role in the Transaction;

(xii)that each party will act in accordance with the terms and conditions of the Credit Documents and in accordance with any requirements of good faith or fairness under applicable law;

(xiii)that no discretionary act of any party to the Credit Documents will be taken after the date of this opinion letter if such act might result in a violation of law or breach or default under any agreement, decree, writ, judgment or court order;

(xiv)there has been no mistake of fact or fraud, undue influence or duress, illegal or criminal activity (including, without limitation, the unauthorized practice of law) in connection with the Credit Documents or the Transaction; and

(xv)the accuracy of the representations and warranties as to factual matters contained in or made pursuant to the Credit Documents.

(xvi)All legal descriptions, schedules and exhibits have been properly prepared and attached to the appropriate documents as applicable, including, without limitation, legal descriptions, derivation clauses and tax map numbers of the land, as described and set forth in the Credit Documents and more particularly in each respective Exhibit A thereto, as well as other descriptions of collateral within the Credit Documents.

As used herein the term “Organizational Documents,” in reference to the Loan Parties, means its certificate of formation or articles of incorporation, as applicable, and its limited liability company agreement or bylaws, as applicable, as each may have been amended or modified on or prior to the date hereof, each as certified by the applicable Loan Party to be true, correct and complete.

Based upon and subject to the foregoing and the assumptions, qualifications and limitations hereinafter set forth, we are of the opinion that:

1.
(A)The Borrower is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware. The opinion as to good standing in the immediately preceding sentence is based solely upon review of a copy of a certificate issued by the Secretary of State of the State of Delaware for the Borrower, and is limited to the meaning ascribed to such certificate by such state authority and to the status of the Borrower on the date of such certificate.

(B)The Guarantor is a statutory trust, duly formed, validly existing and in good standing under the laws of the State of Delaware. The opinion as to good standing in the immediately preceding sentence is based solely upon review of a copy of a certificate issued by the Secretary of State of the State of Delaware for the Guarantor, and is limited to the meaning ascribed to such certificate by such state authority and to the status of the Guarantor on the date of such certificate.

(C)The Pledgor is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware. The opinion as to good standing in the immediately preceding sentence is based solely upon review of a copy of a certificate issued by the Secretary of State of the State of Delaware for the Pledgor, and is limited to the meaning ascribed to such certificate by such state authority and to the status of the Pledgor on the date of such certificate.

2.Each of the Loan Parties has the full power and authority to enter into and perform, and has duly authorized and taken all necessary limited liability company or statutory trust actions with respect to the execution and delivery of and the performance of, its Obligations under each of the Credit Documents to which it is a party.

3.Each of the Loan Parties has duly executed and delivered each of the Credit Documents to which it is a party.

4.Each of the Credit Documents constitutes the valid and binding obligation of each of the Loan Parties party thereto and is enforceable against each such Loan Party in accordance with its terms.

5.The execution and delivery by each of the Loan Parties of the Credit Documents to which such Person is a party and the performance by such Person of its Obligations under each Credit Document to which it is a party will not (i) result in a breach or violation of, or constitute a default under, any of the Loan Parties’ Organizational Documents, as applicable, (ii) violate any judgments, writs, injunctions, decrees, orders or rulings of any court or governmental authority binding on any Loan Party,
(iii) constitute a default under or violate the terms, conditions or provisions of any indentures, loan agreements, credit agreements and instruments evidencing indebtedness of the Loan Party for borrowed money, (iv) result in or require the creation or imposition of any Lien on any asset of any Loan Party under any indentures, loan agreements, credit agreements and instruments evidencing indebtedness of the Loan Party for borrowed money or (v) violate any Applicable Laws.

6.No consent, approval, license or exemption by, or order or authorization of, or, except as may be required in order to perfect the security interest in the Collateral contemplated by the Credit Documents, no recording, registration or, filing with any United States federal, New York, or Delaware governmental authority pursuant to any Applicable Law is required to be obtained or made by any of the Loan Parties in connection with the execution and delivery by such Person of the Credit Documents to which such Loan Party is party or the performance by such Person of its Obligations under each Credit Document to which it is a party.

7.The Credit Agreement creates in favor of the Lender, a valid security interest in the Collateral to the extent that a security interest in such Collateral can be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “NY UCC”) and the Uniform Commercial Code as in effect in the State of Delaware (the “DE UCC”).

8.The Financing Statement is in appropriate form for the Delaware Filing Office. When the Financing Statement has been properly filed and indexed in the Delaware Filing Office pursuant to the DE UCC, the security interest of the Lender, in the Borrower’s right, title and interest in the Collateral described in the Financing Statement will be perfected under the DE UCC, to the extent (a) a security interest in such Collateral has been created under the Credit Agreement and (b) such security interest can be perfected by the filing and indexing of a financing statement under the DE UCC in the Delaware Filing Office.

9.Upon the delivery to and assuming the continued possession by Lender of the certificate representing the Pledged Interest (as defined in the Pledge Agreement) listed on Schedule II hereto duly indorsed to Lender or in blank pursuant to the Pledge Agreement and assuming that Pledgor and Lender do not have “notice of an adverse claim” (as defined in Section 8-105 of the New York UCC) with respect to such Pledged Interest at the time such Pledged Interest is delivered to Lender, the security interest in such Pledged Interest created in favor of Lender under the Pledge Agreement constitutes a perfected security interest in such Pledged Interest, free of any adverse claim (within the meaning of Sections 8-102(a)(1) and 8-303(b) of the New York UCC).

10.The Credit Documents contain provisions whereby the Loan Parties have agreed that the law of the State of New York will govern the enforceability of the Credit Documents. Subject to the qualifications set forth herein, under Section 5-1401 of the New York General Obligations Law, New York courts (or a federal court applying New York’s choice-of-law rules) will enforce the Loan Parties’ choice of New York law to govern the Credit Documents with respect to substantive law.

The opinions set forth herein are limited to the laws of the following jurisdictions: (i) the internal laws of the State of New York (excluding those of counties, cities and other municipalities), (ii) solely with respect to the opinions set forth in Paragraphs 1(A), 2, 3, 4, 5, and 6 herein, the Delaware Limited Liability Company Act, (iii) solely with respect to the opinions set forth in Paragraphs 1(B), 2, 3, 4, 5, and 6 herein, the Delaware Statutory Trust Act, (iv) solely with respect to the opinions set forth in Paragraphs 7, 8 and 11 herein, the DE UCC, (v) solely with respect to the opinions set forth in Paragraphs 7 and 9 herein, the NY UCC and (vi) federal laws of the United States, which, in the case of each of the laws referred to in clause (i), in the experience of our attorneys who are members of the bar in New York and/or Delaware, as applicable, in the exercise of customary professional diligence, are normally applicable to the Loan Parties or to the transactions of the type provided for in the Credit Documents, but without our having made any special investigation concerning any other law, rule or regulation, in each case in effect on the date hereof (the laws referred to in clauses (i) through (v), but specifically excluding those set forth in the following sentence, collectively, the “Applicable Laws”). Without limiting the generality of the foregoing:

(A)we express no opinion as to (1) the creation, validity, perfection or priority of any security interest (except, with respect to creation, validity and perfection only, to the extent expressly set forth in opinion paragraphs 7, 8 and 9), (2) whether a court situated outside of the State of New York would decline to enforce the parties’ choice of New York law to govern the Credit Documents, (3) the effect of, or compliance with any federal or state securities or “blue sky” laws, rules or regulations, (4) rights of indemnification and contribution under the Credit Documents if and to the extent that such provisions contravene public policy or might require indemnification or payments with respect to any litigation against a party to an Credit Document determined adversely to the other party(ies) to such litigation, or any loss, cost or expense arising out of an indemnified party’s bad faith, gross negligence or willful misconduct or any violation by an indemnified party of any applicable law, general principles of equity or public policy, or (5) rights of set-off under the Credit Documents by Lender against funds held in any account maintained with Lender by the Loan Parties and which account is designated, or contains funds that Lender is aware have been set aside, for special purposes, such as payroll, trust and escrow accounts, or which funds are subject to special agreement between Lender and the Loan Parties precluding or limiting rights to set off funds, or rights of set-off under the Credit Documents in favor of persons who are not creditors in direct privity with the Borrower, or in amounts greater than the debt owing by the Borrower;

(B)we do not express any opinion concerning local law, antitrust laws, bankruptcy laws, environmental laws or laws relating to worker health or safety, zoning, permitting or land use matters, tax laws, or laws relating to pension benefits or other laws, rules or regulations generally applicable to the current or proposed conduct of business by the Loan Parties (or as to consents, approvals or other actions by federal or state regulatory authorities generally required for such conduct of business);

(C)we express no opinion as to the laws of any country (other than the laws of the United States of America) or as to the effect of such laws (whether limiting, prohibitive or otherwise) on any of the rights or obligations of the Loan Parties or of any other party to or beneficiary of any of the Credit Documents;

(D)our opinion as to enforceability in opinion paragraph 4 set forth above is subject to the effects of (1) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization and moratorium laws and judicially developed doctrines and other similar laws and doctrines relating to or affecting creditors’ rights or remedies generally, (2) general equitable principles (whether considered in a proceeding in equity or at law) and limitations on the availability of specific performance, injunctive relief and other equitable remedies, and (3) an implied covenant of good faith, reasonableness and fair dealing, and concepts of materiality;

(E)certain remedial provisions of the Credit Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not render any of the Credit Documents invalid as a whole or substantially interfere with the practical realization of the principal rights and benefits purported to be provided thereby;

(F)we express no opinion with respect to any matters regarding compliance with any fiduciary or similar obligations by any Person, or regarding any matters related to solvency or capitalization or otherwise involving the financial capacity or viability of any Person (including, without limitation, the calculation of or compliance with financial covenants) or as to statistical or financial matters;

(G)we note that in certain circumstances a surety or guarantor may be exonerated if the creditor (1) materially alters the original obligation of the principal without the consent of the surety or guarantor, (2) elects remedies for default that impair the subrogation rights of the surety or guarantor against the principal, or (3) otherwise takes any action that materially prejudices the surety or guarantor without notifying the surety or guarantor;

(H)we note that under certain circumstances, a guaranty may not be enforced as an obligation separate from the obligation guaranteed if it is determined that the guarantor is merely the alter ego or nominee of the named borrower and that the “true” principal is the guarantor. If a guarantor is deemed to be liable as a principal, it is likely that such guarantor will also be entitled to the rights and defenses otherwise available to the named borrower;

(I)we express no opinion as to usury laws or the enforceability of any provision of any Credit Document purporting to reconstitute the terms thereof as necessary to avoid a claim or defense of usury, in each case other than the laws of the State of New York;

(J)perfection of the security interest of Lender in any proceeds of the Borrower’s Article 9 Collateral is subject to the limitations set forth in Section 9-315 of Article 9 of the NY UCC, and, in addition, we note that with respect to certain types of proceeds, other parties (such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business) may acquire a superior interest or may take their interest free of the security interest of Lender;

(K)the perfected security interest of Lender in that portion of the Borrower’s Article 9 Collateral perfected by the filing of appropriate financing statements (1) requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of initial filing of each financing statement, and (2) may also depend on (a) the continued incorporation of the Borrower in the State of Delaware and (b) the continuation of the Borrower’s present corporate name and structure;

(L)in the case of any Article 9 Collateral hereafter acquired by the Borrower, Section 552 of the Bankruptcy Code (11 U.S.C. Section 101 et seq., as amended from time to time) limits the extent to which the property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

(M)we have assumed that the Borrower has rights in its Article 9 Collateral, and we express no opinion as to the nature or extent of the Borrower's rights in, or title to, any of the Collateral, and we note that the security interest of Lender will not attach to any after acquired property until the Borrower acquires rights therein;

(N)we have assumed that the Secured Parties have given “value” (as defined in Section 1-204 of the NY UCC);

(O)we express no opinion as to any provision of the Credit Documents wherein the Borrower appoints Lender or any other Person as the Borrower’s agent or attorney- in-fact to the extent such provision is intended to bind successors and assigns that have not granted such powers by a power of attorney specifically executed by them;

(P)we express no opinion with respect to the security interest of Lender in any assets of the Borrower that are not Article 8 or 9 Collateral, and then only to the extent set forth in the Credit Agreement under the definition of “Collateral”;

(Q)we have assumed that the Custodian is an organization that is engaged in the business of banking;
(R)we express no opinion as to the effect of any prohibitions against assignment that may be contained in any account, lease agreement, promissory note, chattel paper, general intangible, or letter-of-credit right;
(S)we express no opinion as to any provision in any Credit Document that seeks to preserve the solvency of any guarantor, pledgor or grantor by purporting to limit the amount of the liability of, and/or provide rights of contribution in favor of, such guarantor, pledgor or grantor; and
(T)we express no opinion as to: corrupt practices, including the Foreign Corrupt Practices Act; the foreign assets control regulations of the United States Treasury Department; laws concerning anti-terrorism or money laundering and the rules, regulations, and policies promulgated thereunder, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (the USA PATRIOT Act) Act of 2001, as amended; Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislative rules, regulations or executive orders relating thereto; the International Emergency Economic Powers Act or any other law, regulation or policy concerning national and local emergency; or the Dodd-Frank Wall Street Reform and Consumer Protection Act, and any enabling legislative rules, regulations or executive orders relating thereto.
In giving our opinion set forth in Paragraph 2 above with respect to the due execution of the Credit Documents, we have relied solely upon (i) the Omnibus Written Consent described herein with respect to Borrower and Pledgor, (ii) the Written Consent of the Board of Trustees described herein with respect to Guarantor and (iii) the incumbency and signature certificates referred to on Schedule I with respect to the identity and signatures of the signatories.
Our opinion in Paragraph 6 regarding consents and approvals is based on our consideration of only those consents, approvals, authorizations, orders, registrations, declarations or filings required under those statutes, rules or regulations of the State of New York or the State of Delaware, if any, that in our experience, are reasonably applicable to transactions of the type contemplated under the Credit Documents. We express no opinion with respect to the truth of the factual representations and warranties contained in the Credit Documents.

This opinion letter is limited to the matters stated, and no opinion is implied or may be inferred beyond the matters expressly stated herein. The legal opinions expressed herein are an expression of professional judgment and not a guaranty of any result. This opinion letter has been delivered solely for the benefit of the Lender and may not be relied upon by any other person or entity or for any other purpose (nor may this opinion letter or any copies hereof be furnished to any third party, filed with a governmental authority, quoted, cited or otherwise referred to) without our express written permission, other than successors, assigns and participants of the Lender or bank regulatory authorities having jurisdiction over Lender or its successors, assigns or participants; provided, however, that this opinion letter may be furnished by you to (but may not without our prior written consent be relied upon by) any of the following: (i) your head office, branches and affiliates; (ii) your independent accountants, legal advisors and other professional advisors, rating agencies, credit risk support providers and auditors; or (iii) such other recipients to the extent required by any applicable law or regulation or by any court of competent jurisdiction or any competent judicial, governmental, supervisory or regulatory body. This opinion letter is limited to the date hereof, and we expressly disclaim any responsibility to update these opinions for changes in law or facts or other developments occurring after the date hereof (including, without limitation, the effect of any assignment of any interest of the Lender under the Credit Agreement). Any reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law or facts or other developments known to or reasonably knowable by the assignee at such time.

Very truly yours,

Nelson Mullins Riley & Scarborough LLP

Exhibit A

FINANCING STATEMENT

See attached.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) Webster Bank, National Association 200 Executive Boulevard, SO 154 Southington, CT 06489 Attention: Document Management
1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME FBRED BDC LANDINGS FINANCE, LLC
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1345 Avenue of the Americas, Suite 32A			CITY New York	STATE NY	POSTAL CODE 10105	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION LLC	1f. JURISDICTION OF ORGANIZATION Delaware	1g. ORGANIZATION ID#, if any NONE
2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not abbreviate or combine names

OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any NONE
3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)

OR	3a. ORGANIZATION’S NAME WEBSTER BANK, NATIONAL ASSOCIATION
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS One Jericho Plaza		CITY Jericho	STATE NY	POSTAL CODE 11753	COUNTRY USA
4.This FINANCING STATEMENT covers the following collateral:
See Exhibit "A" Attached Hereto and Made a Part Hereof.

5.ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
6. ESTATE RECORDS. Attach Addendum [if applicable]	[ADDITIONAL FEE] [optional]	All Debtors	Debtor 1	Debtor 2
8. OPTIONAL FILER REFERENCE DATA
To be filed with the State of Delaware, Secretary of State
FILING OFFICE COPY – UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

EXHIBIT A

Collateral Description

Debtor:    FBRED BDC LANDINGS FINANCE, LLC

Secured Party:    WEBSTER BANK, NATIONAL ASSOCIATION
Collateral:    This financing statement covers all of Debtor’s right, title and interest, whether now existing or hereafter arising and wheresoever located, in and to all assets of Debtor, including, without limitation, the following (collectively, the "Collateral"):
(1)The Mortgage Loan (as defined in the Credit Agreement (as defined below) and all Collateral Documents (as defined in the Credit Agreement), including all rights to payments and prepayments of principal, interest, penalties and other sums due or to become due on the Mortgage Loan, and the proceeds thereof;

(2)All other personal property, contract rights, servicing agreements, servicing rights and servicing fees and income or other proceeds, amounts and payments payable to the Debtor, as applicable, as compensation or reimbursement relating to the Mortgage Loan, including, without limitation, all Reserve Accounts and other accounts, payments, intangibles and general intangibles of every kind relating to the Mortgage Loan, including, without limitation, any interest of Debtor, as applicable, in (i) any fire, casualty, hazard, flood or other policies of insurance of any kind, and the proceeds thereof, and (ii) any condemnation proceeds or awards made by any public body or decreed by any court for a taking or for degradation of value in any eminent domain proceeding in connection with the Mortgaged Property;

(3)All escrow and reserve accounts (other than accounts maintained by the Debtor, as applicable, for the benefit of third parties), documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by the Debtor or any other person or entity with respect to the Mortgage Loan, including the Collateral Documents for the Mortgage Loan and any other instruments necessary to document or service the Mortgage Loan;

(4)All now existing or hereafter arising deposit accounts (including the Collection Account, but excluding any escrow accounts other than as provided in clause 3 above) maintained in the Debtor’s name with the Secured Party, and any and all funds at any time deposited or held therein;

(5)All cash, whether now existing or acquired after the Effective Date

(as defined in the Credit Agreement), delivered to, or otherwise in the possession of the Secured Party, or its respective agents, bailees or custodians, in each case in accordance with the terms of the Credit Agreement (provided, however, that with respect to funds held by the Debtor, as applicable, in trust or escrow for any other Person (as defined in the Credit Agreement) with the Secured Party, only the Debtor’s interest in earning on such funds shall be Collateral) or designated on the books and records of the Debtor as assigned and pledged to the Secured Party; and

(6)All proceeds (including related securitization) proceeds of all of the foregoing.
For purposes of this Collateral Description, all capitalized terms not otherwise defined herein shall have the respective meaning ascribed to such terms pursuant to that certain Credit and Security Agreement dated September 3, 2024, made by Debtor in favor of Secured Party (the “Credit Agreement”).

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) Webster Bank, National Association 200 Executive Boulevard, SO 154 Southington, CT 06489 Attention: Document Management
1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME FBRED BDC FINANCE, LLC
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1345 Avenue of the Americas, Suite 32A			CITY New York	STATE NY	POSTAL CODE 10105	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION LLC	1f. JURISDICTION OF ORGANIZATION Delaware	1g. ORGANIZATION ID#, if any NONE
2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not abbreviate or combine names

OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any NONE
3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)

OR	3a. ORGANIZATION’S NAME WEBSTER BANK, NATIONAL ASSOCIATION
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS One Jericho Plaza		CITY Jericho	STATE NY	POSTAL CODE 11753	COUNTRY USA
4.This FINANCING STATEMENT covers the following collateral:
See Exhibit "A" Attached Hereto and Made a Part Hereof.

5.ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
6. ESTATE RECORDS. Attach Addendum [if applicable]	[ADDITIONAL FEE] [optional]	All Debtors	Debtor 1	Debtor 2
8. OPTIONAL FILER REFERENCE DATA
To be filed with the State of Delaware, Secretary of State    (Landing at Avon)
FILING OFFICE COPY – UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

EXHIBIT A

Collateral Description

Debtor:    FBRED BDC FINANCE, LLC

Secured Party:    WEBSTER BANK, NATIONAL ASSOCIATION

Collateral:    All of the following rights, interests, claims and property (collectively, the "Property"):

Reference is hereby made to that certain Pledge Agreement, dated September 3, 2024, made by Debtor in favor of Secured Party (the “Agreement”). Capitalized terms used herein, unless otherwise defined, shall have the meaning ascribed thereto in the Agreement.

Pursuant to the Agreement, Debtor has pledged to the Secured Party, and hereby grants to the Secured Party a Lien on and a security interest in, all of Debtor’s right, title and interest in, to and under the following, in each case whether now existing or owned or hereafter arising or acquired, and wherever located (collectively, the “Pledged Collateral”), as collateral security for the payment and performance in full of all of the Obligations:

(1)All Pledged Interests owned by Debtor;
(2)All Borrower’s Investment Property, General Intangibles, contract rights, certificates, promissory notes and Instruments evidencing, constituting or representing any of the foregoing;

(3)All Borrower’s books, records and other documentation of Debtor related to any of the foregoing; and

(4)All Borrower’s Proceeds of each of the foregoing and all substitutions and replacements for each of the foregoing.
“Pledged Interests” means, collectively, with respect to Debtor, (a) all interests and securities in the Borrower owned by Debtor, whether now owned, held or hereafter acquired, including, without limitation, all membership interests in the Borrower, and the certificates, if any, representing such interests and securities and any interest of Debtor on the books and records of the Borrower or on the books and records of any securities intermediary pertaining to such interests, (b) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds generated by and/or for the Borrower from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (c) any and all rights of Debtor to share in the Borrower’s profits and losses pursuant to the Operating Agreement or otherwise, (d) any and all rights of Debtor to and interests in any proceeds and distributions under or pursuant to the Operating Agreement or otherwise, including, without limitation (A) all rights of Debtor to receive moneys in repayment of loans made to the Borrower pursuant to the Operating Agreement or otherwise and (B) all rights of Debtor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (e) any and all other rights of Debtor to and under the Operating Agreement, including, without limitation (A) all claims of Debtor for damages arising out of or for breach of or default or misrepresentation under the Operating Agreement or any documents, instruments or opinions delivered pursuant thereto, (B) any right of Debtor to terminate the Operating Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (C) all rights of Debtor to vote and give appraisals, consents, decisions and directions and exercise any other similar rights with respect to any lawful action of the Borrower, and (f) to the extent not included in the foregoing, all Proceeds and Supporting Obligations of or with respect to the Pledged Interests.

“Borrower” means FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company.

Schedule I

1.A copy of the Limited Liability Company Agreement of Borrower dated as of August 30, 2024.

2.A copy of the Third Amended and Restated Agreement and Declaration of Trust of Guarantor dated June 12, 2024.
3.A copy of the Limited Liability Company Agreement of Pledgor dated as of May 15, 2024.
4.A copy, certified by the Delaware Secretary of State, of the Certificate of Formation of Borrower filed as of July 25, 2024.

5.A copy, certified by the Delaware Secretary of State, of the Certificate of Trust of Guarantor, as amended by Certificate of Amendment dated June 6, 2024.
6.A copy, certified by the Delaware Secretary of State, of the Certificate of Formation of Pledgor filed as of May 15, 2024.
7.Good Standing Certificate for Borrower dated August 5, 2024.
8.Good Standing Certificate for Guarantor dated August 1, 2024.
9.Good Standing Certificate for Pledgor dated August 1, 2024.

10.Omnibus Written Consent of the Borrower and Pledgor dated as September 3, 2024.
11.Written Consent of the Board of Trustees of Guarantor dated as June 24, 2024.
12.Certificate of Incumbency of the Loan Parties.
13.Closing Certificate of the Borrower, Pledgor and Guarantor, dated as of the date hereof.

Schedule II

The limited liability company interests of FBRED BDC Landings Finance, LLC

OPINION PARTIES BACK-UP CERTIFICATE
September 3, 2024

The undersigned is duly authorized to execute this Certificate on behalf of FBRED BDC LANDINGS FINANCE, LLC, a Delaware limited liability company (“Borrower”), FRANKLIN BSP REAL ESTATE DEBT BDC, a Delaware statutory trust (“Guarantor”), and FBRED BDC FINANCE, LLC, a Delaware limited liability company (“Pledgor”, collectively with Borrower and Guarantor, the “Opinion Parties”), and understands that Nelson Mullins Riley & Scarborough LLP (“NMRS”) will rely on this Certificate in connection with the Legal Opinion (defined below) and authorizes such reliance. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Legal Opinion.

The undersigned hereby certifies to NMRS, that, to the undersigned’s knowledge, for use in connection with NMRS’s legal opinion (the “Legal Opinion”) with respect to the execution and delivery by the Opinion Parties of: (i) that certain Credit and Security Agreement dated as of the date hereof (the “Credit Agreement”), by and between the Borrower and Webster Bank, National Association (“Lender”); (ii) the Facility Note, dated as of the date hereof, by the Borrower to the order of Lender in the maximum principal amount of $15,914,062.50; (iii) the Guaranty, dated as of the date hereof, by Guarantor in favor of Lender; and (iv) the Pledge Agreement, dated as of the date hereof, delivered by Pledgor in favor of Lender:

A.No proceedings by or against the Opinion Parties have been commenced or threatened in bankruptcy or for reorganization, liquidation, or the readjustment of debts under the Federal Bankruptcy Code or any other law, whether state or federal. The Opinion Parties have not made an assignment for the benefit of creditors, admitted in writing its inability to pay its debts generally as they become due, or filed or had filed against it any action seeking an order appointing a trustee or receiver of all or a substantial part of the property of the Opinion Parties.
B.The Opinion Parties have at all material times had a registered agent and office in the state of its incorporation and has notified the Secretary of State of such state (or any other appropriate governmental authority) of any change in its registered agent or registered office or any resignation of its registered agent or any discontinuation of its registered office, and the Opinion Parties have not received any notice from the Secretary of State of such state (or any other appropriate governmental authority) of any determination that any grounds exist for administratively dissolving the Opinion Parties, and the Opinion Parties have not received notice of the commencement of any proceeding to judicially dissolve the Opinion Parties, and neither the managers, member, nor general partner, as applicable, of the Opinion Parties have taken any action with respect to the dissolution of the Opinion Parties, and the Opinion Parties have not filed any notice of intent to dissolve with any governmental authority in its state of incorporation.
C.No consent, approval, waiver, license or authorization or other action by, or any filing with, any governmental authority is required in connection with the execution and delivery by the Opinion Parties of the Credit Documents, the consummation by the Opinion Parties of the transactions contemplated thereby (the “Transactions”) or the performance by the Opinion Parties of their obligations thereunder, except for (i) those already obtained and in full force and effect and (ii) such as may be required by orders, decrees and the like that are specifically applicable to the Opinion Parties and of which I have no knowledge.
D.There are no judgments, writs, injunctions, decrees, orders or rulings of any court or governmental authority binding on the Opinion Parties or any of their properties or assets that would be violated by the execution, delivery or performance by the Opinion Parties of the Credit Documents, except as set forth in Schedule 1 attached hereto.
E.The Opinion Parties are not a party to any litigation, proceeding or governmental investigation pending or overtly threatened against the Opinion Parties that relate to the Transactions or the execution, delivery or performance of any of the Credit Documents or documents executed in connection therewith.
F.The representations and warranties made by or on behalf of the Opinion Parties in the Credit Documents are true, correct and complete.

G.The undersigned is familiar with all material indentures, loan agreements, credit agreements and instruments evidencing indebtedness of the Opinion Parties for borrowed money, and the execution and delivery by the Opinion Parties of the Credit Documents to which they are a party and the performance by the Opinion Parties of their Obligations thereunder (if the Opinion Party was to perform their Obligations on the date hereof) do not (i) constitute a default under or violate any of the terms, conditions or provisions of any such indebtedness or (ii) result in or require the creation or imposition of any Lien on any asset of the Opinion Parties under any such indebtedness.

H.The Opinion Parties are not engaged principally or as one of its important activities in the business of extending credit for the principal purpose of purchasing or carrying any “margin stock” (any equity security registered or having trading privileges on a national securities exchange, any security traded over the counter and deemed to be a “OTS margin stock” by the Federal Reserve Board, any OTS security qualified for trading in the national market system, certain securities issued by registered investment companies, and other securities convertible into, or warrants or rights to purchase, margin stock), and the proceeds of the loans contemplated by the Credit Agreement will not be used to extend credit to others which will be secured directly or indirectly by any “margin stock.”

I.The undersigned has reviewed the Legal Opinion and, with respect to the factual statements and assumptions set forth in the Legal Opinion, (i) each factual statement or assumption contained therein relating to the Opinion Parties are true and correct and do not fail to state a material fact the omission of which makes the statement or assumption as it appears incomplete or misleading, and (ii) with respect to factual statements or assumptions contained therein which relate to parties to the Transactions discussed therein other than the Opinion Parties, while the undersigned expressly disclaims any certification hereby as to the truth, correctness or completeness of such other statements

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or assumptions, based on the undersigned’s participation in the Transactions, the statements or assumptions

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contained in the Legal Opinion relating to parties other than the Opinion Parties are not untrue, incorrect or incomplete so as to be misleading.

J.The copies of each Opinion Party’s Organizational Documents delivered to NMRS, reviewed and relied upon by NMRS for the purpose of the Legal Opinion, and attached hereto as Exhibit A, are true, complete and correct copies and have not been amended, revoked or otherwise changed since the date adopted and are in full force and effect.

K.The copies of the authorizing resolutions or meeting minutes, as applicable, of the Opinion Parties delivered to NMRS, reviewed and relied upon by NMRS for the purpose of the Legal Opinion, and attached hereto as Exhibit B, are true, complete and correct and have not been amended or revoked since the date adopted and are the only resolutions relating to the matters that are the subject matter of the Legal Opinion.

L.The Opinion Parties’ authorizing resolutions were adopted in compliance with any procedural requirements of the Opinion Parties’ Organizational Documents, including, without limitation, in regard to the manner in which notice of any applicable meeting was given or waived and the number of managers, members or partners present at any applicable meeting when convened and when the relevant votes were taken.

M.Each person whose name, title and signature appears on the Incumbency and Signature Schedule attached hereto as Exhibit C is a duly appointed, qualified and acting authorized representative of the Opinion Parties and holds on the date hereof the office set opposite his respective name on Exhibit C, and the signature appearing opposite his respective name thereon is the genuine signature of such authorized representative.
As used herein, the term “knowledge” means the undersigned’s present knowledge obtained during the general and ordinary course of exercising his duties on behalf of the Opinion Parties.

The undersigned knows of no reason why NMRS is not justified in relying on the representations and warranties given on the date hereof by the Opinion Parties in the Credit Documents or any other document and certificate of the various officers of the Opinion Parties furnished on or about the date hereof in connection herewith.

It is the intention of the undersigned that his electronic signature or a pdf or facsimile copy of his handwritten signature appearing herein be treated in all manner and respects as an original document and an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

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Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Certificate as of the date first above written.

BORROWER:

FBRED BDC LANDINGS FINANCE, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

PLEDGOR:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

GUARANTOR:

FRANKLIN BSP REAL ESTATE DEBT BDC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

[Signature Page to Opinion Party Back-Up Certificate]

Schedule 1

Applicable Order, Writs, Injunctions, Decrees or Judgments

None.

EXHIBIT A

Delaware
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “FBRED BDC LANDINGS FINANCE, LLC”, FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JULY, A.D. 2024, AT 3:12 O`CLOCK P.M.

4427707 8100    Authentication: 204025161
SR# 20243237631    Date: 07-26-24
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE CERTIFICATE OF FORMATION
OF LIMITED LIABILITY COMPANY
The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:
1.The name of the limited liability company is FBRED BDC Landings Finance, LLC

2.The Registered Office of the limited liability company in the State ofDelaware is located at 251 Little Falls Drive    (street),
in the City of Wilmington    , Zip Code 19808    . The name of the Registered Agent at such address upon whom process against this limited liability company may be served isCorporation Service Company

Name: Christian Mutone, Authorized Signatory
Print or Type

State of Delaware Secretary of State Division of Corporations

Delivered 03:12 PM 07/25/2024 FILED 03:12 PM 07n5/2024
SR 20243237631 - File Number 4427707

LIMITED LIABILITY COMPANY AGREEMENT OF
FBRED BDC LANDINGS FINANCE, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is entered into as of August 30, 2024, by FBRED BDC Finance, LLC, a Delaware limited liability company (the “Member”) and Kristine E. Eppes as the Independent Manager (as hereinafter defined).

RECITALS:

WHEREAS, FBRED BDC Landings Finance, LLC (the “LLC” or the “Company”) has been formed as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.), as amended (the “Act”), by the filing on July 25, 2024 of a Certificate of Formation in the office of the Secretary of State of the State of Delaware; and

WHEREAS, the Member, in its capacity as the sole member and 100% owner of the LLC, wishes to set out fully its rights, obligations and duties regarding the LLC and its assets and liabilities.

NOW, THEREFORE, in consideration of the covenants expressed herein, the Member hereby agrees as follows:

Section 1    Purpose; Powers.

Subject to Section 14 hereof, the principal business activity and purpose of the LLC shall be to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The LLC shall possess and may exercise all the powers and privileges granted by the Act, any other law or this Agreement, together with any powers incidental thereto, and may take any other action not prohibited under the Act or other applicable law, so far as such powers and actions are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the LLC. The Member hereby ratifies the act of Christian Mutone as an “authorized person” within the meaning of the Act in executing and filing the LLC’s Certificate of Formation.

Section 2    Capital Contributions.

The Member shall contribute to the capital of the LLC in such amounts and at such times as the Board (as defined below) may deem appropriate in its sole discretion.

Section 3    Distributions.

Distributions (including distributions in liquidation) shall be made to the Member at such times as the Board may deem appropriate in its sole discretion. Except as otherwise required by the Internal Revenue Code of 1986, as amended (the “Code”), all items of income, gain, loss, deduction and credit as determined for book and federal income tax purposes shall be allocated to the Member as the Board may deem appropriate in its sole discretion.

Section 4    Management.

(a)Board of Managers. The business and affairs of the Company shall be managed by or under the direction of a Board of Managers (the “Board”) consisting of one or more Managers designated by the Member (each a “Manager,” collectively, the “Managers”). Subject to Section 14 hereof, the Member may determine at any time in its sole and absolute discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Managers, and subject in all cases to Section 14 hereof. The initial number of Managers shall be two, one of whom shall be an Independent Manager pursuant to Section 14 hereof, provided, however, that so long as one Independent Manager is required the number of total Managers shall not be less than two. Each Manager elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Manager's earlier death, resignation, expulsion or removal. Managers need not be a Member. The initial Managers designated by the Member shall be FBRED BDC Finance, LLC and Kristine E. Eppes, as Independent Manager.

(b)Powers. Subject to Section 14 hereof, the Board shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise.

(c)Meeting of the Board. The Board may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by any Manager or any officer on not less than one day's notice to each other Manager (other than the Independent Manager unless, pursuant to the provisions of Section 14 hereof, such action would be invalid in the absence of the affirmative vote or consent of the Independent Manager) by telephone, facsimile, mail, telegram or any other means of communication.

(d)Quorum; Acts of the Board. Subject to Section 14 hereof, at all meetings of the Board, a majority of the Managers (not including the Independent Manager) shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers (not including the Independent Manager) present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Managers (not including the Independent Manager) present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case

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may be; provided, however, that no such written consent of the Independent Manager shall be

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required for the validity of such action by the Board unless, pursuant to the provisions of Section 14 hereof, such action would be invalid in the absence of the affirmative vote or consent of the Independent Manager. Notwithstanding the foregoing or any contrary provision of this Agreement, the vote or consent (including the written consent) of the Independent Manager shall only be required for actions of the Board with respect to which the terms of this Agreement expressly require the consent of the Independent Manager, including without limitation, as expressly required in Section 14(b)(xv), Section 14(c)(vii)(3) and Section 14(c)(vii)(4) hereof, and any other actions of the Board shall be taken, and a quorum of the Board shall be calculated, as if the Independent Manager is not a member of the Board.

(e)Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

(f)Compensation of Managers; Expenses. The Board shall have the authority to fix the compensation of Managers (excluding the Independent Manager). The Managers may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

(g)Removal of Managers. Unless otherwise restricted by law, subject to Section 14 hereof, any Manager (including the Independent Manager) or the entire Board of Managers may be removed or expelled, at any time by the Member, and, any vacancy caused by any such removal or expulsion may be filled by action of the Member.

(h)Managers as Agents. To the extent of their powers set forth in this Agreement and subject to Section 14 hereof, the Managers are agents of the Company for the purpose of the Company's business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18- 402 of the Act, except as provided in this Agreement or in a resolution of the Managers, a Manager may not bind the Company.

(i)Officers. The initial officers of the Company shall be designated by the Member. The additional or successor officers of the Company shall be chosen by the Board. Any number of offices may be held by the same person. The Board may appoint such other officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all officers and agents of the Company shall be fixed by or in the manner

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prescribed by the Board. The officers of the Company shall hold office until their successors are chosen and

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qualified. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the Board.

Section 5    Fiscal Year.

The fiscal year end of the LLC shall be December 31. Section 6    Term.
The term of the LLC commenced on the date the Certificate of Formation was filed in the Office of the Secretary of State of the State of Delaware and shall continue until the first to occur of the following:

(a)the election to dissolve the LLC made in writing by the Board;

(b)the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(c)dissolution required by operation of law.

Section 7    Indemnification.

(a)The LLC shall indemnify each Indemnitee (as defined in Section 7(e) hereof), from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (whether the same be civil, criminal, administrative or investigative) that relate to the operations of the LLC as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted by the Act.

(b)The indemnification provided by this Section 7 shall be in addition to any other rights to which an Indemnitee or any other Person (as defined in Section 7(f) hereof) may be entitled under any agreement, executed by any Manager, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified. The Member expressly intends that the provisions of this Section 7 shall be interpreted to reflect an ordering of liability for potentially overlapping or duplicative indemnification payments, with any applicable third- party indemnifier having primary liability and the LLC having only secondary liability.

(c)In no event may an Indemnitee subject the Member to personal liability by reason of the indemnification provisions set forth in this Agreement.

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(d)The provisions of this Section 7 are for the benefit of the Indemnitees, their heirs, successors and assigns and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7 or any provision hereof

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shall be prospective only and shall not in any way affect the limitations on the LLC’s liability to any Indemnitee under this Section 7 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(e)As used in this Section 7, the term “Indemnitee” or “Indemnitees” shall mean (i) any Person made a party to a proceeding by reason of his, her or its status as (A) Manager or Member, or (B) a member, partner or shareholder of any Manager or the Member, or (C) a director, officer or employee of the LLC, any Manager (including the Independent Manager and any affiliate of the Independent Manager), the Member or any direct or indirect member, partner or shareholder of any Manager or the Member and (ii) such other Persons as the Board may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

(f)As used in this Section 7, the term “Person” or “Persons” shall mean any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other legal entity or organization whether domestic or foreign.

Section 8    Liability of the Member.

The Member shall not have any liability for the debts, obligations or liabilities of the LLC, except to the extent required under the Act. The Member shall not have any liability to restore any negative balance in its capital account.

Section 9    Units.

(a)Units Generally. Each limited liability company interest in the Company shall be represented by a Unit. For purposes of this Agreement, “Unit” means a unit issued by the Company representing a limited liability company interest in the Company, including the right of the Member of such Unit to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligation of such Member to comply with all the terms and provisions of this Agreement. Each Unit in the Company shall constitute and shall remain a ‘security’ within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code (“UCC”) as in effect from time to time in the State of Delaware and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995, and the Company has, pursuant to this Agreement, ‘opted in’ to such provisions for the purpose of the UCC. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non- waivable provision of Article 8 of the UCC, such provision of Article 8 of the UCC shall be controlling.

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(b)Class of Units. Units of the Company consist of common units (“Common Units”). The Company is authorized to issue 100 Common Units as of the date hereof.

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(c)Name, Address, Capital Contributions, Units. The name, address, contribution of capital, and Units of the Member shall be as set forth on the books and records of the Company, with the Member’s initial contribution of capital and Units set forth on Exhibit A. Exhibit A shall be amended as may be necessary or appropriate by the Company to reflect the Member’s change to its contribution of capital or Units, or any change to the Member(s).
Section 10    Amendment.
This Agreement may be amended only pursuant to an instrument signed by the Member. Section 11    Governing Law.
This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of laws provisions.
Section 12    Entire Agreement.
This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such matter.
Section 13 Certificates. All membership interests of the Company shall be represented by certificates. Upon the Company’s issuance of membership interests to any Member, the Company shall issue or cause to be issued one or more Certificates in the name of the Member, evidencing such membership interests (a “Certificate”). Each Certificate shall be executed on behalf of the Company by any two officers of the Company.
a.Form of Certificate. Each Certificate shall contain a legend including the following language:
“This certificate evidences an interest in FBRED BDC Landings Finance, LLC and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Delaware and, to the extent permitted by applicable law, Article 8 of the Uniform Commercial Code of each other applicable jurisdiction. Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by (i) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissions on Uniform State Laws and approved by the American Bar Association on February 14, 1995. THE TRANSFER OF THIS CERTIFICATE AND/OR THE INTEREST EVIDENCED HEREBY IS RESTRICTED AS PROVIDED IN THE OPERATING AGREEMENT OF FBRED BDC LANDINGS FINANCE, LLC (AS AMENDED FROM TIME TO TIME).”

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b.Replacement Certificates. If any mutilated Certificate is surrendered to the Company, the appropriate officers, on behalf of the Company shall execute and deliver in exchange therefor, a new Certificate. The appropriate officers, on behalf of the Company, shall execute and deliver a new Certificate in place of any Certificate previously issued if any Member makes proof by affidavit, in form and substance satisfactory to the Company, that a previously issued Certificate has been lost, destroyed or stolen.

Section 14 Special Provisions. Notwithstanding anything in this Agreement to the contrary, unless and until that certain loan (the “Loan”) from Webster Bank, National Association (together with its successors and/or assigns, “Lender”) to the Company made pursuant to the Credit and Security Agreement dated as of the date therein, as the same may be amended, restated, replaced, extended, renewed, supplemented, or otherwise modified from time to time (the “Credit Agreement”) is paid in full in accordance with the Credit Documents (as defined by the Credit Agreement), the Company and the Member agree and covenant as follows, with capitalized terms used but not defined in this Section 14 having the meanings ascribed to them in the Credit Agreement:

(a)Special Purpose Entity. (i) The Company is and shall be a Special Purpose Entity as defined in Section 14(b) hereof and (ii) the Member shall act in a manner to cause the Company to be, and neither the Company nor the Member shall take any action that could cause the Company not to be, a Special Purpose Entity.

(b)“Special Purpose Entity” means an entity whose structure and Organizational Documents satisfy all of the following requirements:

(i)Its purpose shall be limited solely to, and it will not engage in any business other than: (a) entering into the Credit Agreement and the related Credit Documents, (b) borrowing the Loan under the Credit Agreement, (c) originating, directly owning, holding, selling, transferring, participating, exchanging, enforcing, administering and servicing the Mortgage Loan, as applicable (including pursuant to contractual arrangements with servicers, property managers and the like, to the extent otherwise permitted pursuant to the Credit Agreement), and (d) transacting any and all lawful business for which it may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing, (e) owning, managing and operating the Mortgaged Property after foreclosure or a deed in lieu of foreclosure (including with respect to Ownership Interests Collateral), including pursuant to contractual arrangements with servicers, property managers and the like, to the extent otherwise permitted pursuant to the Credit Agreement.

(ii)It does not own and will not own any asset or property other than (a) the Mortgage Loan, or the Mortgaged Property and/or Ownership Interests Collateral after foreclosure, deed in lieu of foreclosure or exercise of any other remedies, and/or (b) incidental personalty necessary for and used or to be used in connection with the ownership and servicing of the Mortgage Loan, or the Mortgaged Property and/or Ownership Interests Collateral after foreclosure, deed in lieu of foreclosure or exercise of any other remedies.

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(iii)It will not enter into any contract or agreement with any Affiliate, any constituent party of itself, any of its owners, any guarantor of its obligations, or any Affiliate of any constituent party, owner or guarantor (collectively, the “Related Parties”) of itself, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with itself or such Related Parties.

(iv)It has not incurred and will not incur any Indebtedness other than, as applicable, (a) under the Credit Agreement and the related Credit Documents, and (b) trade payables incurred in the ordinary course of business.

(v)It has not made and will not make any loans or advances to any Person (other than pursuant to the Mortgage Loan Documents) and shall not acquire obligations or securities of any Related Party.

(vi)It is and intends to remain solvent and it will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, provided that compliance with this provision shall not require any Person to make any additional capital contributions to the Borrower.

(vii)It has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and, it will not, nor will it permit any Related Party to, amend, modify or otherwise change its Organizational Documents without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed unless such proposed amendment, modification or change would adversely affect such entity’s status as a single purpose entity, provided, however, merely administrative amendments, by example, and without limitation, amendments to reflect a change of registered agent or office address, shall not require Lender’s consent, provided a copy of the fully executed amendment is delivered to Lender within ten (10) days following execution or filing, if applicable.

(viii)It will maintain all of its books, records, financial statements and bank accounts (other than as incidental to any servicing or management arrangements permitted by the Credit Agreement) separate from those of any other Person and its assets will not be listed as assets on the financial statement of any other Person (except insofar as it is consolidated into or otherwise accounted for by its direct ownership by Pledgor). It will file its own tax returns (or will be consolidated in the tax returns of an Affiliate) and will not file a consolidated federal income tax return with any other Person (except an Affiliate). It shall maintain its books, records, resolutions and agreements as official records.

(ix)It will be a legal entity separate and distinct from any other Person (including any Related Party), shall correct any known misunderstanding regarding its status as a separate entity and shall conduct business in its own name.

(x)It will maintain adequate capital and cash on hand for the normal obligations reasonably foreseeable in a business of its size and character and in light of its

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contemplated business operations, provided that compliance with this provision shall not require any Person to make any additional capital contributions to the Borrower.

(xi)It will not seek its own dissolution, winding up, liquidation, legal consolidation or merger in whole or in part, or the sale of its material assets to the extent that any such sale otherwise violates the Credit Agreement.

(xii)Other than regular distributions to partners and investors, it will not commingle its assets with those of any other Person (other than as incidental to any servicing or management arrangements permitted by the Credit Agreement and the entity’s Organizational Documents) and will hold all of its assets in its own name.

(xiii)It will not guarantee or become obligated for the debts of any other Person, and will not hold itself out as being responsible for the debts or obligations of any other Person.

(xiv)It shall not pledge its assets for the benefit of any other Person other than with respect to the Credit Agreement and the Credit Documents.

(xv)It shall not voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, or admit in writing its inability to pay its debt’s generally as they become due, or take action in furtherance of any such action, without the prior unanimous written consent of the Board (including the Independent Manager).

(xvi)In the event that any Special Purpose Entity is a limited liability company, it will be a Delaware limited liability company having a sole member which is not a natural person.

(xvii)There shall at all times be (and the Company shall at all times cause there to be) at least one (1) duly appointed Manager of the Board (an “Independent Manager”) of the Company:

1.who shall be a natural person who is provided by a nationally recognized professional service company;

2.who shall have at least three (3) years prior employment experience as an independent director or manager; and

3.who shall not have been at the time of such individual’s appointment or at any time while serving as an Independent Manager, and shall not have ever been (A) a stockholder, member, director or manager (other

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than as an Independent Manager), officer, employee, partner, attorney or counsel of Company or any affiliate of Company or any direct or

14

indirect equity holder of any of them, (B) a creditor, customer, supplier, service provider (other than a nationally recognized professional service company) or other person who derives any of its purchases or revenues from its activities with Company or any affiliate of Company, (C) a member of the immediate family of any such stockholder, member, director, manager, officer, employee, partner, attorney, counsel, creditor, customer, supplier, service provider or other person, (D) a person who is otherwise affiliated with Company or any affiliate of Company or any direct or indirect equity holder of any of them or any such stockholder, member, director, manager, officer, employee, partner, attorney, counsel, creditor, customer, supplier, service provider or other Person, or (E) a Person controlling, controlled by or under common control with any of (A), (B), (C) or (D) above.

As used in this Section 14(b)(xvii), “nationally recognized professional service company” includes Corporation Service Company, CT Corporation, National Registered Agents, Inc., Stewart Management Company, Wilmington Trust Company and Lord Securities Corporation or, if none of those companies is then providing professional Independent Manager, another nationally-recognized company reasonably approved by Lender, in each case that is not an affiliate of Company and that provides professional Independent Manager and other corporate services in the ordinary course of business. As used in this Section 14, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise and the terms “controlled” and “controlling” shall have a correlative meaning.

(c)Independent Manager. As long as any portion of the Loan remains outstanding:

(i)the Board shall not take any action which, under the terms of this Agreement, requires the unanimous affirmative vote of the Board unless at the time of such action there is at least one (1) Independent Manager then serving in such capacity and the Independent Manager has participated in such vote;

(ii)no resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor shall have executed a counterpart to Company’s operating agreement; provided, however, that no Independent Manager shall resign or be removed, and no successor Independent Manager shall be appointed unless Company provides Lender with at least ten (10) days prior written notice of any such proposed resignation or removal and the identity of any such successor Independent Manager, together with a certification that such successor satisfies the

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requirements for an Independent Manager as required by Lender in its sole but commercially reasonable discretion;

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(iii)in the event of a vacancy in the position of Independent Manager, the Member of Company shall, subject to the preceding clause (ii), appoint a successor Independent Manager as soon as practicable;

(iv)to the fullest extent permitted by law and notwithstanding any duty existing at law or equity, the Independent Manager shall consider only the interests of the Company, including its creditors, in acting or otherwise voting on the matters referred to in Section 14(b)(xv), 14(c)(vii)(3) or Section 14(c)(vii)(4) hereof;

(v)except for duties to Company as set forth in the immediately preceding clause (iv) (including duties to the Member and Company’s creditors solely to the extent of their respective economic interests in Company but excluding (A) all other interests of the Member, (B) the interests of other affiliates of Company, and (C) the interests of any group of affiliates of which Company is a part), the Independent Manager shall not have any duties (including fiduciary duties) to the Company, the Member, any partner, shareholders, other equity holder or other party in interest of the Member, or any other Person bound by this Agreement; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing;

(vi)to the fullest extent permitted by law, including Section 18-1101(e) of the Act, an Independent Manager shall not be liable to the Company, the Member, any partner, shareholders, other equity holder or other party in interest of the Member or any other Person bound by this Agreement for breach of contract or breach of duties (including fiduciary duties), unless the Independent Manager acted in bad faith or engaged in willful misconduct. An Independent Manager is hereby designated as a "manager" within the meaning of Section 18-101(12) of the Act, however, all right, power and authority of the Independent Manager shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement and the Independent Manager shall otherwise have no authority to bind the Company. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and the Independent Manager shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being an Independent Manager of the Company.

(vii)The Company will not:

17

1.dissolve, merge, liquidate or consolidate, except as provided in Section 14(c)(vii)(4) or 14(c)(viii) below;

18

2.except in connection with a sale or other transfer permitted under the Credit Documents, sell all or substantially all of its assets;

3.amend its organizational documents with respect to the matters set forth in this Section 14, without the consent of Lender and without the affirmative vote of the Independent Manager; or

4.without the prior unanimous written consent of the Board (including the Independent Manager), take any Material Action with respect to itself. For purposes herein, a “Material Action” shall mean, with respect to the Company, to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company's inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company.

(viii)the Company shall be dissolved, and its affairs shall be wound up, only upon the first to occur of the following: (A) the termination of the legal existence of the last remaining member of Company or the occurrence of any other event which terminates the continued membership of the last remaining member of Company in Company unless the business of Company is continued in a manner permitted by this Operating Agreement or the Act, or (B) the entry of a decree of judicial dissolution pursuant to the Act;

(ix)upon the occurrence of any event that causes the last remaining member of Company or the sole member of Company (in each case, the “Final Member”) to cease to be a member of Company (other than (A) upon an assignment by Final Member of all of its limited liability company interest in Company and the admission of the transferee, if permitted pursuant to the organizational documents of Company and the Credit Documents, or (B) the resignation of the Final Member and the admission of an additional member of Company, if permitted pursuant to the organizational documents of Company and the Credit Documents), to the fullest extent permitted by law, the personal representative of such last remaining member shall be authorized to, and shall, within ninety

19

(90) days after the occurrence of the event that terminated the continued membership of such member in Company, agree in writing (1) to continue the existence of Company and (2) to the admission of the

20

personal representative or its nominee or designee, as the case may be, as a substitute member of Company, effective as of the occurrence of the event that terminated the continued membership of such member in Company;

(x)the bankruptcy of the Final Member of Company shall not cause the Final Member, to cease to be a member of Company and upon the occurrence of such an event, the business of Company shall continue without dissolution;

(xi)in the event of the dissolution of the Company, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of Company in an orderly manner), and the assets of Company shall be applied in the manner, and in the order of priority, set forth in the Act;

(xii)to the fullest extent permitted by law, the Final Member shall and hereby does irrevocably waive any right or power that it might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company; and

(xiii)notwithstanding any duty otherwise existing at law or in equity, the Independent Manager, and any Affiliate of the Independent Manager may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

(d)The Company shall not, without the prior written consent of the Lender, issue, and shall not permit the issuance of any additional Units in the Company other than its initial issuance of Units issued on or prior to the date of this Agreement.

(e)FBRED BDC FINANCE, LLC shall be the sole Member of the Company, unless Lender enforces its rights under the Pledge Agreement executed in connection with the Loan and Lender or a third party nominee of Lender becomes the Member in connection therewith.

(f)The Member and the Managers shall not, and cause the Company to not, amend, alter, change or repeal any article or section of this Agreement if such change would

21

adversely impact (i) any of the Lender’s collateral, or (ii) Lender’s ability to enforce its remedies under the Credit Documents or (iii) amend any of the terms in this Section 14.

22

(g)Notwithstanding anything to the contrary contained in this Agreement, the Company may not take any action which breaches or violates the provisions of this Section 14 unless, with respect to each such act(s) that requires the vote or consent of the Independent Manager, the Independent Manager consents to such action(s) in writing, and further provided that the failure to obtain the Independent Manager consent shall be void ab initio and shall be deemed ultra vires.

(h)Notwithstanding anything to the contrary set forth in this Agreement, no provision of this Agreement shall restrict or otherwise impede Lender from enforcing or realizing upon rights and remedies under the Pledge Agreement executed in connection with the Loan. The Company consents to all such rights and remedies. Upon Lender, its nominee or any third party becoming the owner of the Units, the Independent Manager shall be deemed terminated, however, for the avoidance of doubt, the Independent Manager shall be duly notified of such a change.

(i)Notwithstanding any other provision contained herein to the contrary, the Member shall be permitted to pledge and to transfer to the Lender the Units.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

23

Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned has executed this Limited Liability Company Agreement as of the date first set forth above.

MEMBER:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:             Name: Jacob Breinholt
Title:    Authorized Signatory

INDEPENDENT MANAGER:

Name: Kristine E. Eppes

Signature Page to FBRED BDC Landings Finance, LLC Operating Agreement

IN WITNESS WHEREOF, the undersigned has executed this Limited Liability Company Agreement as of the date first set forth above.

MEMBER:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:             Name: Jacob Breinholt
Title: Authorized Signatory

INDEPENDENT MANAGER:

Name: Kristine E. Eppes

Signature Page to FBRED BDC Landings Finance, LLC Operating Agreement

EXHIBIT A

Member	Capital Contribution	Units
FBRED BDC Finance, LLC	$10.00	100

Delaware
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “FRANKLIN BSP REAL ESTATE DEBT BDC” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED: CERTIFICATE OF STATUTORY TRUST REGISTRATION, FILED THE
ELEVENTH DAY OF MARCH, A.D. 2024, AT 10:37 O`CLOCK A.M. CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "FRANKLIN
BSP REAL ESTATE CREDIT BDC" TO "FRANKLIN BSP REAL ESTATE DEBT BDC", FILED THE SIXTH DAY OF JUNE, A.D. 2024, AT 12:37 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID STATUTORY TRUST, “FRANKLIN BSP REAL ESTATE DEBT BDC”.

3238465 8100H    Authentication: 204062530
SR# 20243295856    Date: 08-01-24
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF TRUST OF
FRANKLIN BSP REAL ESTATE CREDIT BDC

THIS CERTIFICATE OF TRUST of Franklin BSP Real Estate Credit BDC (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seg.) (the "Act").
1.Name. The name of the statutory trust fonned by this Certificate of Trust is Franklin BSP Real Estate Credit BDC.
2.Registered Office: Registered Agent. The business address of the Trust's registered office in the State of Delaware is c/o United Agent Group Inc., Brandywine Plaza, 1521 Concord Pike, Suite 201, Wilmington, DE 19803. The name of the Trust's registered agent at such address is United Agent Group.
3.Effective Date. This Certificate of Trust shall be effective upon filing.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 381l(a)(l) of the Act.
S •    .    fl her il1dividual
capacity but solely as trustee

State of Delaware Secretary of State Division of Corporations

SR 20240947288 - FileNumber 3238465

Delivered 10:37 AM 03/11/2024 FILED 10:37 AM 03/11/2024

SR 20240947288 - FileNumber 3238465

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF TRUST
OF
FRANKLIN BSP REAL ESTATE CREDIT BDC

THIS CERTIFICATE OF AMENDMENT of Franklin BSP Real Estate Credit BDC (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to amend the Certificate of Trust of a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").
1.Name. The name of the statutory trust hereby amended is Franklin BSP Real Estate Debt BDC.
2.Amendment of Trust.    The Certificate of Trust of the Trust is hereby amended by changing the name of the Trust to Franklin BSP Real Estate Debt BDC.
3.Effective Date. This Certificate of Amendment shall be effective upon filing.
IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of
Amendment in accordance with Section 381l(a)(2) of the Act.

Isl Richard J. Byrne
Richard J. Byrne, not in his individual capacity but solely as trustee

/s/ Lee Hillman     Lee Hillman, not in his individual capacity but solely as trustee
Isl Leslie D. Michelson     Leslie D. Michelson, not in his individual capacity but solely as trustee

State of Delaware Secretary of State Division of Corporations

SR 20242795321 - File Number 3238465

Delivered 12:37 PM 06/06/2024 FILED 12:37PM06/06/2024

SR 20242795321 - File Number 3238465

Execution Version

FRANKLIN BSP REAL ESTATE DEBT BDC

THIRD AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

Page
ARTICLE I The Trust    1
Section 1.1    Name    1
Section 1.2    Trust Purpose    1
Section 1.3    Definitions    2
ARTICLE II Board of Trustees    5
Section 2.1    Number and Qualification    5
Section 2.2    Term and Election    5
Section 2.3    Resignation and Removal    5
Section 2.4    Vacancies    5
Section 2.5    Meetings    6
Section 2.6    Trustee Action by Written Consent    6
Section 2.7    Officers    6
Section 2.8    Principal Transactions    6
Section 2.9    General Powers    6
ARTICLE III Powers and Duties of Trustees    7
Section 3.1    General    7
Section 3.2    Investments    7
Section 3.3    Legal Title    7
Section 3.4    Issuance and Repurchase of Shares    7
Section 3.5    Borrow Money or Utilize Leverage    8
Section 3.6    Delegation by Trustees    8
Section 3.7    Collection and Payment    8
Section 3.8    By-Laws    8
Section 3.9    Miscellaneous Powers    8
Section 3.10    Further Powers    9
Section 3.11    Sole Discretion; Good Faith; Corporate Opportunities of Adviser    9
ARTICLE IV Fees and Expenses; Advisory, Management and Distribution Arrangements    9
Section 4.1    Expenses    9
Section 4.2    Advisory and Management Arrangements    10
Section 4.3    Distribution Arrangements    10
Section 4.4    Parties to Contract    10
ARTICLE V Limitations of Liability and Indemnification    10
Section 5.1    No Personal Liability of Shareholders, Trustees, etc    10
Section 5.2    Mandatory Indemnification    11
Section 5.3    No Bond Required of Trustees    12
Section 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    12
Section 5.5    Reliance on Experts, etc    12
ARTICLE VI Shares of Beneficial Interest    12
Section 6.1    Beneficial Interest    12
Section 6.2    Other Securities    13
Section 6.3    Rights of Shareholders    13
Section 6.4    Trust Only    13
Section 6.5    Issuance of Shares    13
Section 6.6    Register of Shares    13
Section 6.7    Transfer Agent and Registrar    14
Section 6.8    [Reserved]    14
Section 6.9    Notices    14
Section 6.10    Derivative Actions    14
ARTICLE VII Capital Calls    14
Section 7.1    Capital Commitment; Drawdowns; Defaulting Shareholders    14
ARTICLE VIII Custodians    15

Section 8.1    Appointment and Duties    15
Section 8.2    Central Certificate System    16
ARTICLE IX Redemption    16
Section 9.1    Redemptions    16
Section 9.2    Disclosure of Holding    16
Section 9.3    Redemption by Trust    16
ARTICLE X Net Asset Value and Distributions    16
Section 10.1    Net Asset Value    16
Section 10.2    Distributions to Shareholders    16
Section 10.3    Power to Modify Foregoing Procedures    17
ARTICLE XI Shareholders    17
Section 11.1    Meetings of Shareholders    17
Section 11.2    Voting    18
Section 11.3    Record Date; Notice of Meeting    18
Section 11.4    Quorum and Required Vote    19
Section 11.5    Proxies, etc    19
Section 11.6    Reports    19
Section 11.7    Inspection of Records    19
Section 11.8    Delivery by Electronic Transmission or Otherwise    19
Section 11.9    Shareholder Action by Written Consent    20
Section 11.10    Meetings by Remote Communication    20
ARTICLE XII Duration; Amendment; Mergers, Etc.    20
Section 12.1    Duration    20
Section 12.2    Amendment Procedure    20
Section 12.3    Tax Matters    20
Section 12.4    Subsidiaries    21
Section 12.5    Merger, Consolidation, Incorporation    21
ARTICLE XIII Miscellaneous    22
Section 13.1    Power of Attorney    22
Section 13.2    Filing    22
Section 13.3    Governing Law    23
Section 13.4    Exclusive Delaware Jurisdiction    23
Section 13.5    Other Agreements    24
Section 13.6    Counterparts    24
Section 13.7    Reliance by Third Parties    24
Section 13.8    Provisions in Conflict with Law or Regulation    24
ARTICLE XIV Restrictions on Ownership and Transfer of Shares    24
Section 14.1    Shares    24
Section 14.2    Transfer of Shares in Trust    28

THIRD AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF
FRANKLIN BSP REAL ESTATE DEBT BDC

This THIRD AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of June 12, 2024, by the Trustees hereunder.

WHEREAS, this Trust has been formed to carry on the business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, this Declaration amends and restates in its entirety that certain Second Amended and Restated Declaration of Trust, dated as of June 7, 2024 (the “Second Amended and Restated Declaration”), which amended and restated that certain Amended and Restated Declaration of Trust, dated as of April 8, 2024, which amended and restated that certain Declaration of Trust, dated as of March 11, 2024;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Statute and that this Declaration and the By-Laws shall constitute the governing instruments of such statutory trust.

NOW, THEREFORE, the Trustees hereby (i) declare that they will hold all cash, securities, and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions and (ii) amend and restate the Second Amended and Restated Declaration in its entirety.

ARTICLE I

The Trust

Section 1.1    Name. This Trust shall be known as the “Franklin BSP Real Estate Debt BDC,” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon approval by the Trustees of such change and the filing and effectiveness of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Statute (as defined below). Any such action shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

Section 1.2    Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a business development company within the meaning of the 1940 Act (as defined below). In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a business development company regulated under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Statutory Trust Statute, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or corporation, but nothing herein shall preclude the Trust from being treated for tax purposes as a partnership, association, corporation or REIT or being disregarded for tax purposes as an entity separate from its owners under the Code. The Trust intends to elect to be treated as a REIT, as of its first taxable year, for federal, and applicable state and local, income tax purposes, and has the right to change such election at any time subject to any restrictions set forth in this Declaration.

Section 1.3    Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person”, “Commission”, “Interested Person” and “Principal Underwriter” shall have the meanings given to them in the 1940 Act.

“Actual Owner” means a Person that is required to include in such Person’s gross income the dividends or other distributions received on such Shares.

“Adviser” shall mean Benefit Street Partners L.L.C. or an affiliated successor in interest thereto. If the Adviser no longer serves as the investment adviser to the Trust, the rights of the Adviser in this Declaration will become the rights of the Trustees.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, including any partnership in which such Person is a general partner; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.
“Aggregate Share Ownership Limit” means 9.9 percent (in value or number of shares, whichever is more restrictive) of the aggregate of the outstanding Shares of all classes or series, or such other percentage determined by the Board of Trustees in accordance with Section 14.1(i).

“Beneficial Ownership” means ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Own” and “Beneficially Owned” shall have the correlative meanings.

“Board of Trustees” shall mean the Trustees collectively.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York are authorized or required by law, regulation or executive order to close.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Capital Commitment” shall mean each investor’s commitment to contribute capital to the Trust in exchange for Shares pursuant to a subscription agreement with the Trust.

“Charitable Beneficiary” means one or more beneficiaries of the Charitable Trust as determined pursuant to Section 14.2(g).

“Charitable Trust” means any trust provided for in Section 14.2(a).

“Charitable Trustee” means the Person that is not an Affiliate of the Trust or an Affiliate of any Prohibited Owner that is appointed by the Trust to serve as trustee of the Charitable Trust.

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“Closing” shall have the meaning set forth in Section 7.1(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commitment Period” shall have the meaning set forth in Section 7.1(c).

“Common Shares” means common shares of beneficial interest, $0.001 par value per Share, of the Trust.

“Common Share Ownership Limit” means 9.9 percent (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Trustees in accordance with Section 14.1(i).

“Constructive Ownership” means ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.

“Declaration” shall mean this Third Amended and Restated Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware General Corporation Law” shall mean the Delaware General Corporation Law, 8 Del.
C. § 100, et seq., as amended from time to time.

“Delaware Statutory Trust Statute” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del.
C. § 3801, et seq., as amended from time to time.

“Disinterested Non-Party Trustees” shall have the meaning set forth in Section 5.2(b).

“Drawdown Purchase” shall have the meaning set forth in Section 7.1(a).

“Excepted Holder” means a Person for whom an exemption is granted and/or an Excepted Holder Limit is created by the Board of Trustees pursuant to Section 14.1(h).

“Excepted Holder Limit” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 14.1(h) and subject to adjustment pursuant to Section 14.1(i), the percentage limit established by the Board of Trustees pursuant to Section 14.1(h).

“Initial Closing” shall have the meaning set forth in Section 7.1(a).

“Initial Date” means the first date on which Shares are beneficially owned by at least 100 Persons.

“Market Price” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares or, in case no such sale takes place on such day, the average of the closing bid and asked prices for such Shares, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the NAV of Shares, as determined by the Board of Trustees in accordance with the Valuation Policy.

3

4

“NAV” means net asset value determined in accordance with the valuation guidelines that have been approved by the Board of Trustees.

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prohibited Owner” means, with respect to any purported Transfer, any Person who, but for the provisions of Article XIV, would Beneficially Own or Constructively Own Shares in violation of Article XIV, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

“REIT” shall mean a real estate investment trust within the meaning of Sections 856-859 of the Code.

“REIT Election” shall have the meaning set forth in Section 12.3.

“Restriction Termination Date” means the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Side Letter” shall have the meaning set forth in Section 13.5.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares shall also mean any preferred shares or preferred units of beneficial interest that may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.

“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership of Shares or the right to vote (other than solely by revocable proxy) or receive dividends or other distributions on Shares, or any agreement to take any such actions or cause any such events, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons that causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any acquisition or disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any acquisition or disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transfers,” “Transferring” and “Transferred” shall have the correlative meanings.

“Trust” shall mean the trust governed by this Declaration and the By-Laws, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

5

“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

“Valuation Policy” means the valuation guidelines that have been approved by the Board of Trustees.

ARTICLE II

Board of Trustees

Section 2.1    Number and Qualification. As of the date hereof, the Trustees shall be the signatories hereto and the number of Trustees shall be the number of persons so signing until changed by the Trustees. Thereafter, the number of Trustees shall be determined by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than fifteen; provided further that a majority of the Trustees at any time shall be persons that are not “interested persons” as defined in the 1940 Act. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

Section 2.2    Term and Election. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Section 2.3    Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act, a majority of the remaining Trustees that are not “interested persons” as defined in the 1940 Act) and by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 2.4    Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

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Section 2.5    Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the President or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws, the Chairman or by resolution or consent of the Trustees.
Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of the Trustees as provided in Section 2.6.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of the members as provided in Section 2.6.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

Section 2.6    Trustee Action by Written Consent. Any action that may be taken by Trustees by vote may be taken without a meeting if the number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee at which all of the Trustees are present and voted consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

Section 2.7    Officers. The Trustees shall elect a Chief Executive Officer, a Secretary and a Chief Financial Officer and may elect a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Trustee. All officers shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the Delaware General Corporation Law.

Section 2.8    Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub- adviser, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment advisor, investment sub-advisor, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

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Section 2.9    General Powers. The Board of Trustees, on behalf of the Trust, without any action by the Shareholders and without limitation, shall have the power: to adopt, amend and repeal the Bylaws, which may contain any provisions not inconsistent with the Act, the Certificate or the Declaration of Trust; to elect

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or appoint officers or other agents of the Trust in the manner provided in the Bylaws; to solicit proxies from Shareholders; to authorize the issuance of Shares in one or more classes and series; authorize the declaration and payment of distributions; to cause the Trust to elect to qualify as a REIT and take such actions as may be necessary or appropriate to maintain such qualification; to cause the Trust to cease to qualify, or attempt to qualify, as a REIT; to determine that compliance with any restriction or limitation on ownership or transfer of Shares set forth in Article XIV of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; and to do any other act and authorize the Trust to do any other act or enter into any agreement or other document necessary or appropriate to exercise the powers or effectuate the purposes of the Trust.

ARTICLE III

Powers and Duties of Trustees

Section 3.1    General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. Unless another standard is specified herein, in conducting the business of the Trust and in exercising their rights and powers hereunder, the Trustees may take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interest of the Trust. The Trustees have the power to construe and interpret this Declaration and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court. Except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any series or class or any Shareholder.

Section 3.2    Investments. Unless otherwise determined by the Board of Trustees, the investment objective of the Trust will be to generate current income by targeting investments with favorable risk- adjusted returns. The Trustees shall have power with respect to the Trust to manage, conduct, operate and carry on the business of a business development company, including to vary any investment of the Trust.

Section 3.3    Legal Title. Legal title to all of the Trust Property shall be vested in the Trust as a separate legal entity except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of such Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.4    Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property. The Trustees may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from the Shareholders; provided, however, that such repurchases do not impair the capital or operations of the Trust.

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Section 3.5    Borrow Money or Utilize Leverage. The Trustees shall have the power to cause the Trust to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation. In addition and notwithstanding any other provision of this Declaration, the Trust is hereby authorized to borrow funds, incur indebtedness and guarantee obligations of any Person, and in connection therewith, to the fullest extent permitted by law, the Trustees, on behalf of the Trust, are hereby authorized to pledge, hypothecate, mortgage, assign, transfer or grant security interests in or other liens on (i) the Shareholders’ subscription agreements, Capital Commitments, and the Shareholders’ obligations to make capital contributions thereunder and hereunder, to satisfy their Capital Commitments, subject to the terms hereof and thereof, and (ii) any other assets, rights or remedies of the Trust or of the Trustees hereunder or under the subscription agreements, including without limitation, the right to issue capital call notices and to exercise remedies upon a default by a Shareholder in the payment of its capital contributions and the right to receive capital contributions and other payments, subject to the terms hereof and thereof. Notwithstanding any provision in this Declaration, (i) the Trust may borrow funds, incur indebtedness and enter into guarantees together with one or more Persons on a joint and several basis or on any other basis that the Board of Trustees, in its sole discretion, determines is fair and reasonable to the Trust, and (ii) in connection with any borrowing, indebtedness or guarantee by the Trust, all capital contributions shall be payable to the account of the Trust designated by the Board of Trustees, which may be pledged to any lender or other credit party of the Trust. All rights granted to a lender pursuant to this Section 3.5 shall apply to its agents and its successors and permitted assigns.

Section 3.6    Delegation by Trustees. Subject only to any limitations required by federal law including the 1940 Act, the Trustees may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Trust, to any committee of the Trustees, any committee composed of Trustees and other persons and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, manager, investment advisor or sub-advisor, Principal Underwriter or other service provider, provided that such delegation of power or authority by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such person, officer, agent, employee, custodian, transfer or shareholder servicing agent, manager, Principal Underwriter or other service provider to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration to the authorized agents of the Trustees or any other Person to whom any power or authority has or may be delegated pursuant to any specific provision of this Declaration, shall not limit the authority of the Trustees to delegate any other power or authority under this Declaration to any Person, subject only to any limitations under federal law including the 1940 Act.

Section 3.7    Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 3.8    By-Laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

Section 3.9    Miscellaneous Powers. Without limiting the general or further powers of the Trustees, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether

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or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit- sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and

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agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine;
(g)guarantee indebtedness or contractual obligations of others; and (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept.

Section 3.10    Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

Section 3.11    Sole Discretion; Good Faith; Corporate Opportunities of Adviser.

(a)Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision:

(i)in their “discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interest, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

(ii)in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard.

(b)Unless expressly provided otherwise herein or in the Trust’s offering document (as may be amended from time to time), the Adviser and any Affiliated Person of the Adviser may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine. To the extent that the Adviser acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust, it shall not have any duty to communicate or offer such opportunity to the Trust, subject to the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, and any applicable co-investment order issued by the Commission, and the Adviser shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that the Adviser pursues or acquires for, or directs such opportunity to, another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholder shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper.

ARTICLE IV

Fees and Expenses; Advisory, Management and Distribution Arrangements

Section 4.1    Expenses.

(a)The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses that in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to

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themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and

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brokerage services, as they in good faith may deem reasonable, and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

(b)The Trust shall bear and be responsible for all costs and expenses of the Trust’s operations, administration and transactions, including, but not limited to, fees and expenses paid for investment advisory, administrative or other services and all other expenses of its operations and transactions.

Section 4.2    Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub- administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.
Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by all of the Trustees.

Section 4.3    Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters, distributors and/or placement agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party as its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this
Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements and servicing and similar agreements to further the purposes of the distribution or repurchase of the securities of the Trust.

Section 4.4    Parties to Contract. Any contract of the character described in Sections 4.2 and 4.3 of this Article IV or in Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.2 and 4.3 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.4.

ARTICLE V

Limitations of Liability and Indemnification

Section 5.1    No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing

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exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party

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to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 5.2    Mandatory Indemnification.

(a)The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that the indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)The rights accruing to any indemnitee under these provisions shall not exclude any other right that any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any

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statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

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(e)Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

Section 5.3    No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust.
The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 5.5     Reliance on Experts, etc. The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee believes in good faith are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any series or class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any series or class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as a Chairman of the Board of Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

ARTICLE VI
Shares of Beneficial Interest

Section 6.1    Beneficial Interest. The beneficial interest in the Trust shall be divided into an unlimited number of shares of beneficial interest, par value $0.001 per share. Such Shares of beneficial interest may be issued in different classes and/or series of beneficial interests. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any series or class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such series and class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. All references to Shares in this Declaration shall be deemed to be Shares of the Trust and of any or all series or classes, as the context may require. All provisions herein relating to the Trust shall apply equally to each series of the Trust and each class, except as the context otherwise requires. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

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Section 6.2    Other Securities. The Trustees may, subject to the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

Section 6.3    Rights of Shareholders. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust, nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified by the Trustees when creating the Shares, as in preferred shares). Ownership of Shares shall not make any Shareholder a third-party beneficiary of any contract entered into by the Trust or any class or series.

Section 6.4    Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a general partnership, limited partnership, joint stock association or any form of legal relationship other than a Delaware statutory trust.

Section 6.5    Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

Section 6.6    Register of Shares. A register shall be kept at the offices of the Trust, or any transfer agent duly appointed by the Trustees under the direction of the Trustees, which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him or her as herein provided, until he or she has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

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Section 6.7    Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

Section 6.8    [Reserved]

Section 6.9    Notices. Subject to the 1940 Act, notices and all other communications to Shareholders shall be in writing and delivered personally, or sent by electronic transmission to an electronic mail address provided by the Shareholder or mailed to the Shareholders at their addresses appearing on the books of the Trust or given by a document publicly filed by the with Securities and Exchange Commission or given as otherwise provided herein. Notices to Trustees shall be oral or by telephone or in writing delivered personally or mailed to the Trustees at their addresses appearing on the books of the Trust or by electronic transmission to an electronic mail address provided by the Trustee. Notice by mail shall be deemed to be given at the time when the same shall be mailed, notice by electronic transmission shall be deemed given at the time when sent, and notice by a document publicly filed by with the Securities and Exchange Commission shall be deemed given at the time the Trust files such document. Subject to the provisions of the 1940 Act, notice to Trustees need not state the purpose of a regular or special meeting.

Section 6.10    Derivative Actions.

(a)No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action.

(b)In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:
(i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and (iii) the Trustees shall be entitled to retain counsel and other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.10, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

(c)In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each Shareholder agrees that any claim that affects all Shareholders of the Trust or any series or class equally, that is, proportionately based on their number of Shares in the Trust or in such series of class, must be brought as a derivative claim subject to this Section 6.10 irrespective of whether such claim involves a violation of the Shareholder’s rights under this Declaration or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. Sections 6.10(a), 6.10(b)(iii) and this Section 6.10(c) shall not apply to any claims asserted under U.S. federal securities laws, including, without limitation, the 1940 Act.

ARTICLE VII

Capital Calls

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Section 7.1    Capital Commitment; Drawdowns; Defaulting Shareholders.The initial closing (the “Initial Closing”) will occur as soon as reasonably practicable. Subsequent closings (each, a “Closing”) may

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occur at the beginning of any calendar quarter (or such other times as may be determined by the Adviser in its discretion). Prior to the Initial Closing, unless otherwise determined by the Trustees, prospective Shareholders will make a commitment to purchase Shares (“Capital Commitment”) pursuant to a subscription agreement entered into with the Trust, pursuant to which Shareholders agree to contribute capital to the Trust in exchange for Shares. With respect to any subscription agreement that requires an investor to fund capital contributions to purchase Shares over a period of time (each a “Drawdown Purchase”), such capital contributions will be due upon no fewer than 5 business days after the date on which the Trust delivers a drawdown notice, although the Adviser may, in its sole discretion, shorten such time period. Drawdown Purchases will generally be made pro rata, in accordance with unfunded Capital Commitments of all investors, unless otherwise determined by the Adviser (including as the Adviser determines necessary or desirable in order to comply with any applicable legal, regulatory, tax or similar regimes). Otherwise, capital contributions will be due on the date of such subscription agreement.

(b)In the event that the Trust enters into a subscription agreement with one or more investors after the initial Drawdown Purchase in which the proceeds are used to make investments, unless otherwise determined by the Trustees, each such investor will be required to, make a purchase of Shares on a date to be determined by the Trust that occurs no later than the next succeeding Drawdown Purchase date so that Drawdown Purchases are pro rata in accordance with the unfunded Capital Commitments of all investors, unless otherwise determined by the Adviser (including as the Adviser determines necessary or desirable in order to comply with any applicable legal, regulatory, tax or similar regimes).

(c)Each Shareholder will be released from any obligation to purchase additional Shares on the earlier of (i) the date that such Shareholder’s Capital Commitment is fully called; and (ii) the 18-month anniversary of the Initial Closing (such period, the “Investment Period”), except to the extent necessary to preserve or enhance the value of any of the Trust’s existing investments, as determined by the Adviser.

(d)Unless otherwise agreed by the Trustees or the Adviser with a Shareholder, if a Shareholder fails to fund a capital contribution in respect of its Capital Commitment when due after a 10-business- day cure period the Trust may determine such Shareholder to be a defaulting Shareholder. A defaulting Shareholder will forfeit its right to participate in future capital calls and 50% of its Shares will be transferred to the non- defaulting Shareholders on a pro rata basis. In addition, the Adviser may, in its discretion and subject to applicable law, take any actions available under this Declaration or at law or in equity. Without limitation on the rights the Trust may have against the defaulting Shareholder, the Trust may call for additional capital contributions from non- defaulting Shareholders to make up any shortfall. The non-defaulting Shareholders could therefore be required to fund any shortfall up to their remaining Capital Commitments.

(e)The provisions of the applicable subscription agreements pertaining to Capital Commitments shall be deemed to be incorporated by reference into this Declaration.

ARTICLE VIII

Custodians

Section 8.1    Appointment and Duties. The Trustees may employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(i)to hold the securities owned by the Trust and deliver the same upon written order;

(ii)to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

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(iii)to disburse such funds upon orders or vouchers;

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(iv)if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(v)if authorized by the Trustees, to compute the net income or net asset value of the Trust; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub- custodian shall meet the qualifications for custodians contained in the 1940 Act.

Section 8.2    Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE IX

Redemption

Section 9.1    Redemptions. Holders of Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Shares of the Trust.

Section 9.2    Disclosure of Holding. The holders of Shares or other securities of the Trust shall, upon demand, disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

Section 9.3    Redemption by Trust. Each Share is subject to redemption (out of the assets of the Trust) by the Trust at the redemption price equal to the then current net asset value per Share of the Trust determined in accordance with Section 10.1 at any time if the Trustees determine in their sole discretion that a Shareholder has breached any of its representations or warranties contained in such Shareholder’s subscription agreement with the Trust, and upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

ARTICLE X

Net Asset Value and Distributions

Section 10.1    Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the
1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees.

Section 10.2    Distributions to Shareholders.

(a)The Board of Trustees may from time to time authorize or cause the Trust to pay such dividends or other distributions to the Shareholders of any or all classes or series of Shares, in cash or other assets of

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the Trust or in securities of the Trust or from any other source as the Board of Trustees shall determine, and the amount of such dividends or other distributions may vary between the classes or series of Shares. The Board of

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Trustees shall endeavor to cause the Trust to declare and pay such dividends and other distributions as shall be necessary for the Trust to qualify under the Code as a REIT; however, Shareholders shall have no right to any dividend or other distribution unless and until authorized by the Board of Trustees and declared by the Trust. Before payment of any dividends or other distributions, there may be set aside out of any funds of the Trust available for dividends or other distributions such amounts as the Board of Trustees may from time to time reserve for any Trust purpose, and the Board of Trustees may modify or abolish any such reserve. Each dividend or other distribution pursuant to this Section 10.2 to the Shareholders of a particular class or series of Shares shall be made ratably according to the number of Shares of such class or series held by each Shareholder on the applicable record date thereof, provided that no dividend or other distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Shareholders shall have no right to any dividend or other distribution unless and until authorized by the Board of Trustees and declared by the Trust, and then only at the time and in the amount and form authorized by the Board of Trustees. Any action by the Board of Trustees to cause the Trust to declare or pay any dividend or other distribution shall be conclusive evidence of the authorization by the Board of Trustees of such distribution. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 10.2 shall be subject to the terms of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. The Trustees may cause the Trust to enter into a distribution reinvestment program with terms and conditions as agreed to by the Trustees from time to time.

(b)If the Board of Trustees determines that consent dividends (within the meaning of Section 565 of the Code) with respect to a taxable year are necessary or appropriate to ensure or maintain the qualification of the Trust as a REIT for U.S. federal income tax purposes; to avoid the imposition of any U.S. federal income or excise tax; or for any other reason, the Board of Trustees may require the holders of Shares and any other Persons to take any and all actions necessary or appropriate under the Code, any regulations promulgated thereunder, any court decision or any administrative interpretations of the U.S. Department of Treasury (including any U.S. Internal Revenue Service forms or other forms) to declare consent dividends sufficient to maintain REIT qualification and avoid U.S. federal income or excise tax or otherwise.

(c)The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

(d)Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 10.3    Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article X, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, as amended, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE XI

Shareholders

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Section 11.1    Meetings of Shareholders. A special meeting of the Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than thirty-three

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and one-third percent (33 1⁄3%) of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called, provided that in the case of a meeting called by any Trustee at the request of Shareholders for the purpose of electing Trustees or removing the Adviser, written request of Shareholders of the Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter shall be required to elect a Trustee or to remove the Adviser. For a special Shareholder meeting to be called for a proper purpose (as used in the preceding sentence), it is not a requirement that such purpose relate to a matter on which Shareholders are entitled to vote, provided that if such meeting is called for a purpose for which Shareholders are not entitled to vote, no vote will be taken at such meeting. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

Section 11.2    Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration or resolution of the Trustees. This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Delaware Statutory Trust Statute in the absence of a contrary provision in the Declaration shall require any vote.
Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all of the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all of the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of Trustees. Except as provided in Section 11.1, Trustees shall be elected by a plurality of votes.

Section 11.3    Record Date; Notice of Meeting; Postponement and Adjournment. The Trustees may fix in advance a date up to one hundred and twenty (120) days (or such other number of days as the Board of Trustees shall determine) before the date of any Shareholders’ meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees to each Shareholder of record entitled to vote thereat at least 10 days and not more than 90 days (or such longer period as the Trustees may determine) before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting. Prior to the date upon which any meeting of Shareholders is to be held, the Board of Trustees may postpone such meeting one or more times for any reason and for such period of time as the Board of Trustees shall determine by giving notice to each Shareholder entitled to vote at the meeting so postponed of the place, date and hour at which such meeting will be held. Such notice shall be given not fewer than two (2) days before the date of such meeting and otherwise in accordance with Sections 6.9 and 11.8 and this Section 11.3. Any Shareholders’ meeting may be adjourned by the chairman of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. A Shareholders’ meeting may be adjourned by the chairman of the meeting as to one or more proposals regardless of whether action has been taken on other matters. No notice of adjournment of a meeting to another time or place need be given to Shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting unless the adjourned meeting is not held within 120 days (or such longer period as the Trustees may determine) after the record date. Any adjourned meeting may be held at such time and place as determined by the chairman of the meeting if such time and place are announced at the meeting at which the adjournment is taken or otherwise by the Board of Trustees. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. The Shareholders of record entitled to vote at a Shareholders’ meeting shall be deemed the Shareholders of record at any meeting that has been postponed or reconvened after one or more adjournments, unless the Trustees have fixed a new record date. If, after a postponement or adjournment, a new record date is fixed for the postponed or adjourned meeting, the secretary shall give notice of the postponed or adjourned meeting to Shareholders of record entitled to vote at such meeting. If a quorum is present with respect to any one or more proposals, the chairman of the meeting may, but shall not be

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required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the meeting with respect to any other proposal or proposals.

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In the absence of fraud, any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Shareholders shall not invalidate any action otherwise properly taken at any such meeting.

Section 11.4    Quorum and Required Vote.

(a)Unless otherwise required by the 1940 Act, the holders of one third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

(b)Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such class or series of Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such class or series with respect to such matter.

Section 11.5    Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed or authorized proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 11.6    Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

Section 11.7    Inspection of Records. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees or the officers of the Trust may from time to time determine, except as otherwise required by law.

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Section 11.8    Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, to the fullest extent permitted by law, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or

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the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Statute), including via the internet, by a document publicly filed with the Securities and Exchange Commission or in any other manner permitted by applicable law.

Section 11.9    Shareholder Action by Written Consent. Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, without a prior notice and without a vote if the consent setting forth the action to be taken is given in writing or by electronic transmission by the Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shareholders entitled to vote thereon were present and voted.

Section 11.10    Meetings by Remote Communication. The Trustees may provide for meetings by remote communication as provided in the By-Laws or as otherwise determined by the Trustees.

ARTICLE XII

Duration; Amendment; Mergers, Etc.

Section 12.1    Duration.

(a)The term of the Trust shall be the Investment Period plus 4 years from the expiration of the Investment Period, unless the Trust is sooner dissolved.

(b)The Trust may be dissolved at any time upon affirmative vote by a majority of the Trustees. Shareholders of the Trust shall not be entitled to vote on the dissolution or plan of liquidation of the Trust under this Article XI except to the extent required by the 1940 Act.

(c)Upon dissolution of the Trust, the Board of Trustees shall cause the Trust to liquidate and wind-up in a manner consistent with Section 3808 of the Statutory Trust Act, including the distribution to the Shareholders of any assets of the Trust. Upon dissolution and the completion of the winding up of the affairs of the Trust, the Trust shall be termination by the executing and filing with the Secretary of State of the State of Delaware by one or more Trustees of a certificate of cancellation of the certificate of trust of the Trust.

Section 12.2    Amendment Procedure.

(a)The Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration. Shareholders shall only have the right to vote: (i) on any amendment to this Section 12.2(a), (ii) on any amendment that would adversely affect the powers, preferences or special rights of the Shares as determined by the Trustees in good faith and (iii) on any amendment submitted to them by the Trustees.

(b)Notwithstanding anything to the contrary in this Declaration, the Trustees may, without the approval or vote of the Shareholders, amend or supplement this Declaration in any manner, including, without limitation to classify the Board of Trustees, to permit annual meetings of Shareholders, to impose advance notice provisions for the bringing of Shareholder nominations or proposals, to impose super-majority approval for certain types of transactions, to impose “control share” type provisions and to otherwise add provisions that may be deemed adverse to Shareholders.

(c)An amendment duly adopted by the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be.

Section 12.3    Tax Matters. If the Trust elects to qualify for federal income tax treatment as a REIT, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT; however, if the Board of Trustees determines that it is no longer in the

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best interests of the Trust to attempt to, or continue to, qualify as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code. The Board of Trustees, in its

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sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on Share ownership and transfers set forth in Article VIII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article XIV.

(a)Each Shareholder hereby authorizes the Trust to withhold and to pay over any taxes payable by the Trust or any of its affiliates as a result of such Shareholder’s participation in the Trust; if and to the extent that the Trust shall be required to withhold or pay any such taxes, or if any such taxes are withheld from amounts payable to the Trust or any of its affiliates, such Shareholder shall be deemed for all purposes of this Agreement to have received a payment from the Trust as of the time such withholding or other tax is required to be withheld or paid, which payment shall be deemed to be a distribution to such Shareholder, provided that if the Board of Trustees reasonably determines that such Shareholder would not be expected to receive any future distributions in the amount of such withholding or payment, such Shareholder shall pay to the Trust the amount by which such withholding or payment exceeds such expected future distributions. For so long as the Trust is not treated as a corporation for U.S. federal income tax purposes, to the fullest extent permitted by law, each Shareholder hereby agrees to indemnify and hold harmless the Trust, the Trustees and other Shareholders from and against any liability for taxes, penalties, additions to tax or interest with respect to income attributable to or distributions or other payments to such Shareholder. The obligations of a Shareholder set forth in this Section 12.3(b) shall survive the withdrawal of a Shareholder from the Trust or any transfer of a Shareholder’s Shares, and any other event that causes a Shareholder to cease to be a Shareholder of the Trust.

Section 12.4    Subsidiaries. Without approval or vote by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

Section 12.5    Merger, Consolidation, Incorporation.

(a)Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act or if such transaction is reasonably anticipated to result in a material dilution of the net asset value per Share of the Trust, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, business development companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger or consolidation the governing documents of which shall have such terms as the Trustees determine in their sole discretion) and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance) that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States for adequate consideration as determined by the Trustees, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust, and which may include shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time, sell or convert into money all or any part of the assets of the Trust. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other

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applicable certificate may be signed by any Trustee or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

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(b)Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 12.5 may affect any amendment to the Declaration or effect the adoption of a new declaration of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts, limited liability companies, limited partnerships or other entities or associations to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and may provide for the conversion of Shares in the Trust into beneficial or ownership interests in any such newly created trust or trusts, limited liability companies, limited partnerships or other entities or associations, or any series or classes thereof.

ARTICLE XIII

Miscellaneous

Section 13.1    Power of Attorney. By execution of a counterpart to this Declaration or execution of a subscription agreement with the Trust, each Shareholder agrees to be bound by the terms of this Declaration and hereby appoints the Trustees and each officer of the Trust (and any substitute or successor Trustees or any substitute or successor officer of the Trust) (and, if appointed, any liquidator of the Trust), each acting individually, as the true and lawful representative and attorney-in-fact of such Shareholder, in such Shareholder’s name, place and stead:

(a)to complete or correct, on behalf of such Shareholder, all documents to be executed by such Shareholder in connection with such Shareholder’s subscription for Shares or other securities in, and admission to, the Trust, including, without limitation, filling in or amending amounts, dates, and other pertinent information; and

(b)to make, execute, sign, acknowledge, swear to and file: (i) any and all instruments, certificates, and other documents that may be deemed necessary or desirable to effect the termination and winding up of the Trust; (ii) any instrument, agreement or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Trust, or required by any applicable federal, state or local law; (iii) any counterparts of this Declaration to be entered into pursuant to any agreements to which such Shareholder is a signatory; (iv) any duly adopted amendment to and/or restatement of this Declaration; and (v) all other filings with agencies of the Federal government, or any state or local government, or of any other jurisdiction, which any Trustee considers necessary or desirable to carry out the purposes of this Declaration, and the business of the Trust created hereunder.

The power of attorney granted by each Shareholder pursuant to this Section 13.1 is coupled with an interest, is irrevocable, shall survive the transfer of the whole or any part of a Shareholder’s interest in the Trust (and shall be binding on the transferee thereof) and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetence, termination, bankruptcy, insolvency or dissolution of such Shareholder.

Section 13.2    Filing.

(a)This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee or duly authorized officer stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a duly authorized officer and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein

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and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

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(b)The Trustees hereby ratify the previous filing of the Certificate of Trust with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Statute.

Section 13.3    Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Statutory Trust Statute and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Statute) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 13.4    Exclusive Delaware Jurisdiction. Each Trustee, each officer and, except as otherwise agreed in writing by the Trust, the Adviser and/or affiliates of the Adviser, each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the Delaware Statutory Trust Statute, this Declaration or the By-Laws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the By-Laws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration or the By-Laws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; provided, however, that the Federal District Courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1940 Act, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and

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(v)irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

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Section 13.5    Other Agreements. Consistent with applicable law (including the 1940 Act), the Trust, the Adviser and/or affiliates of the Adviser may negotiate agreements (“Side Letters”) with certain Shareholders that will result in different investment terms than the terms applicable to other Shareholders and that may have the effect of establishing rights under, or altering or supplementing the terms of, this Declaration or disclosure contained in any offering document of the Shares. As a result of such Side Letters, certain Shareholders may receive additional benefits which other Shareholders will not receive. Unless agreed otherwise in the Side Letter, in general, the Trust, the Adviser and affiliates of the Adviser will not be required to notify any or all of the other Shareholders of any such Side Letters or any of the rights and/or terms or provisions thereof, nor will the Trust, the Adviser or affiliates of the Adviser be required to offer such additional and/or different rights and/or terms to any or all of the other Shareholders. The Trust, the Adviser and/or affiliates of the Adviser may enter into such Side Letters with any Shareholder as each may determine in its sole discretion at any time. The other Shareholders will have no recourse against the Trust, the Trustees, the Adviser and/or any of their affiliates in the event certain investors receive additional and/or different rights and/or terms as a result of Side Letters. Any such exceptions or departures contained in any Side Letter with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of this Declaration (including with respect to amendments to this Declaration) or any applicable subscription agreements. For the avoidance of doubt, no contractual arrangement established between a Shareholder and the Adviser or one of its affiliates pursuant to a broader strategic relationship between such Shareholder and the Adviser or one of its affiliates shall be considered a Side Letter.

Section 13.6    Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 13.7    Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-
Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

Section 13.8    Provisions in Conflict with Law or Regulation.

(a)The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

ARTICLE XIV
Restrictions on Ownership and Transfer of Shares

Section 14.1    Shares.

(a)Basic Restrictions.

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(A)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit applicable to such Excepted Holder.

(B)No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 14.1(a)(A) or (B), then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 14.1(a)(A) or (B) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the exclusive benefit of a Charitable Beneficiary, as described in Section 14.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares. If the transfer to the Charitable Trust described in this Section 14.1(b) would not be effective for any reason to prevent the violation of Section 14.1(a)(A) or (B), or would not prevent the Trust from failing to qualify as a REIT, then the Transfer of that number of Shares that otherwise would cause any Person to violate
Section 14.1(a)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 14.1(b), a violation of any provision of this Article XIV would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 shareholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article XIV.
(c)Remedies for Breach. If the Board of Trustees or its designee (including any duly authorized committee of the Board of Trustees) shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 14.1(a) or (b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares that would result in a violation of
Section 14.1(a) or (b) (whether or not such violation is intended), the Board of Trustees or its designee shall take or cause to be taken such action as it deems necessary or advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 14.1(a) or (b) shall automatically result in the transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or its designee.

(d)Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 14.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 14.1(b), shall immediately give written notice to the Trust of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information

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as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s qualification as a REIT.

(e)Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(i)every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder or as otherwise required by the Board of Trustees) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held; provided, that a Shareholder of record who holds outstanding Shares as nominee for an Actual Owner, shall give written notice to the Trust stating the name and address of such Actual Owner and the number of shares of such Actual Owner with respect to which the Shareholder of record is nominee. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s qualification as a REIT and to ensure compliance with this Article XIV; and

(ii)each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(f)Remedies Not Limited. Subject to Section 2.9, nothing contained in this Section 14.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders in preserving the Trust’s qualification as a REIT.

(g)Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 14.1, Section 14.2 or any definition contained in Article I, the Board of Trustees shall have the power to determine the application of the provisions of this Section 14.1 or Section 14.2 with respect to any situation based on the facts known to it. In the event Section 14.1 or Section 14.2 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 14.1 or Section 14.2. Absent a decision to the contrary by the Board of Trustees (which the Board of Trustees makes in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 14.1(c)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 14.1(a) or (b), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of Shares held by each such Person.

(h)Exceptions.

(i)Subject to Section 14.1(a)(B), the Board of Trustees may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit or the Common Share Ownership Limit, or both, and may establish or increase an Excepted Holder Limit for such Person if

(A)the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary for the Board of Trustees to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 14.1(a)(B);

(B)such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.9% interest (as set forth in Section

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856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an

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entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

(C)such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 14.1(a)through 14.(g)) will result in the Shares being automatically transferred to a Charitable Trust in accordance with Sections 14.1(b) and 14.2.

(ii)Prior to granting any exception pursuant to Section 14.1(h)(i), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(iii)Subject to Section 14.1(a)(B), an underwriter, placement agent or an initial purchaser which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(iv)The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, (2) unless the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder provide otherwise, at any time after the Excepted Holder no longer Beneficially Owns or Constructively Owns Shares in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit or (3) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(i)Increase or Decrease in Aggregate Share Ownership Limit or the Common Share Ownership Limit. The Board of Trustees may from time to time increase or decrease the Aggregate Share Ownership Limit and/or the Common Share Ownership Limit for one or more Persons and increase or decrease the Aggregate Share Ownership Limit and/or the Common Share Ownership Limit for all other Persons. No decreased Aggregate Share Ownership Limit or Common Share Ownership Limit will be effective for any Person whose percentage of ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit or Common Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Shares equals or falls below the decreased Aggregate Share Ownership Limit or Common Share Ownership Limit, as applicable; provided, however, that any further acquisition of Shares by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 14.1(h)(i) or an Excepted Holder) in excess of the Shares owned by such person on the date the decreased Aggregate Share Ownership Limit or Common Share Ownership Limit became effective will be in violation of the Aggregate Share Ownership Limit or Common Share Ownership Limit. No increase of the Aggregate Share Ownership Limit or Common Share Ownership Limit may be approved if the new Aggregate Share Ownership Limit or Common Share Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Shares or otherwise cause the Trust to fail to qualify as a REIT. Prior to increasing or decreasing the Aggregate Share Ownership Limit or Common Share Ownership Limit pursuant to this Section 14.1(i), the Board of Trustees may require such opinions of counsel, affidavits, undertakings or agreements, in form and substance satisfactory to the Board of Trustees, as it may deem necessary or advisable in order to determine or ensure the Trust’s qualification as a REIT.

(j)Legend. Each certificate or notice in lieu of any certificate, if any, for Shares shall bear a legend summarizing the restrictions on ownership and transfer contained herein. Instead of a legend, the certificate,

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if any, may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge.

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Section 14.2    Transfer of Shares in Trust.

(a)Ownership in Trust. Upon any purported Transfer or other event described in
Section 14.1(a) and (b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 14.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person that is not an Affiliate of the Trust or an Affiliate of any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 14.2(g).

(b)Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

(c)Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Delaware law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible trust action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article XIV, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its Share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

(d)Rights Upon Dissolution. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of, the Trust in accordance with Section 14.2(e).

(e)Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 14.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 14.2(e). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the event causing the Shares to be held in the Charitable Trust did not involve a purchase of such Shares at Market Price, the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per Share

52

received by the Charitable Trustee (net of any commissions and other expenses) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited

53

Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 14.2(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner and any other amounts received by the Charitable Trustee with respect to such Shares shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then
(i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 14.2(e), such excess shall be paid to the Charitable Trustee upon demand for payment to the Charitable Beneficiary.

(f)Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Charitable Trust (or, if the event that resulted in the Transfer to the Charitable Trust did not involve a purchase of such Shares at Market Price, the Market Price of such shares on the day of the event that resulted in the Transfer of such shares to the Charitable Trust) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 14.2(c). The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 14.2(e). Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any other amounts held by the Charitable Trustee with respect to such Shares to the Charitable Beneficiary.

(g)Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 14.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Trust to make such designation nor the failure of the Trust to appoint the Charitable Trustee before the automatic transfer provided for in
Sections 14.1(a) and (b) shall make such transfer ineffective, provided that the Trust thereafter makes such designation and appointment.

(h)Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XIV.

(i)Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

(j)Severability. If any provision of this Article XIV or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

[SIGNATURE PAGE FOLLOWS]

54

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

Richard Byrne, as Trustee and Chairperson
Lee Scott Hillman, as Trustee
Leslie D. Michelson, as Trustee

[Signature Page – 3rd A&R Declaration of Trust]

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

Lee Scott Hillman, as Trustee
Leslie D. Michelson, as Trustee

[Signature Page – 3rd A&R Declaration of Trust]

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

Richard Byrne, as Trustee and Chairperson
Lee conHil'.maw:u

Leslie D. Michelson, as Trustee

[Signature Page - Declaration of 7i·usl]

Delaware
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “FBRED BDC FINANCE, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE FIFTEENTH DAY OF MAY,

A.D. 2024, AT 1:54 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “FBRED BDC FINANCE, LLC”.

3682758 8100H    Authentication: 204062514
SR# 20243295846    Date: 08-01-24
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE CERTIFICATE OF FORMATION
OF LIMITED LIABILITY COMPANY
The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:
1.The name of the limited liability company is    _
FBRED BOC Finance, LLC

2.The Registered Office of the limited liability company in the State ofDelaware is located at 251 Little Falls Drive    (street),
in the City of Wilmington    , Zip Code 19808    . The name of the Registered Agent at such address upon whom process against this limited liability company may be served isCorporation Service Company

By:
n

Name: Micah Goodman, Authorized Signatory
Print or Type

State of Delaware Secretary of State Division of Corporations

Delivered 01:54 PM 05/15/2024 FILED 01:54 PM 05/15/2024
SR 20242153998 - File Number 3682758

LIMITED LIABILITY COMPANY AGREEMENT OF
FBRED BDC FINANCE, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is entered into as of May 15, 2024, by FBRED BDC Real Estate Debt OPCO, LLC, a Delaware limited liability company (the “Member”).

RECITALS:

WHEREAS, FBRED BDC Finance, LLC (the “LLC”) has been formed as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.), as amended (the “Act”), by the filing on May 15, 2024 of a Certificate of Formation in the office of the Secretary of State of the State of Delaware; and

WHEREAS, the Member, in its capacity as the sole member and 100% owner of the LLC, wishes to set out fully its rights, obligations and duties regarding the LLC and its assets and liabilities.

NOW, THEREFORE, in consideration of the covenants expressed herein, the Member hereby agrees as follows:

Section 1    Purpose; Powers.

The principal business activity and purpose of the LLC shall be to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The LLC shall possess and may exercise all the powers and privileges granted by the Act, any other law or this Agreement, together with any powers incidental thereto, and may take any other action not prohibited under the Act or other applicable law, so far as such powers and actions are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the LLC. The Member hereby ratifies the act of Micah Goodman as an “authorized person” within the meaning of the Act in executing and filing the LLC’s Certificate of Formation.

Section 2    Capital Contributions.

The Member shall contribute to the capital of the LLC in such amounts and at such times as the Manager (as defined below) may deem appropriate in its sole discretion.

Section 3    Distributions.

Distributions (including distributions in liquidation) shall be made to the Member at such times as the Manager may deem appropriate in its sole discretion. Except as otherwise required by the Internal Revenue Code of 1986, as amended (the “Code”), all items of income, gain, loss, deduction and credit as determined for book and federal income tax purposes shall be allocated to the Member as the Manager may deem appropriate in its sole discretion.

Section 4    Management.

(a)The LLC shall be managed by a manager (the “Manager”). The Member shall have the right to appoint, remove and replace the Manager at any time. The initial Manager of the LLC shall be FBRED BDC Real Estate Debt OPCO, LLC. If at any time there is no appointed or otherwise designated Manager, then the Member shall be the Manager.

(b)The business, policies, property and affairs of the LLC shall be managed exclusively by the Manager. The Manager shall have full, complete and exclusive authority and discretion to control the business, policies, property and affairs of the LLC, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the LLC’s business, property and affairs, including the naming of officers of the LLC pursuant to Section 4(c) below and the delegation of responsibility for the preceding to such officers. There is no requirement that the Manager hold a meeting in order to take action on any matter. Unless otherwise provided in this Agreement, any action taken by the Manager and the signature of the Manager on any agreement, contract, instrument or other document on behalf of the LLC, shall be sufficient to bind the LLC and shall conclusively evidence the authority of the Manager and the LLC with respect thereto.

(c)The Manager may appoint officers at any time. The officers of the LLC, if deemed necessary by the Manager, may include a president, one or more vice presidents, secretary, treasurer, chief financial officer, and such other officers as the Manager determines to be appropriate including any other person designated as an authorized signatory of the LLC. Such officers shall serve at the pleasure of the Manager, subject to all rights, if any, of an officer under any contract of employment. An officer need not be a Member of the LLC, and the officers shall exercise such powers and perform such duties as shall be determined from time to time by the Manager.

(d)Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Manager at any time. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.
Section 5    Fiscal Year.

The fiscal year end of the LLC shall be December 31.

Section 6    Term.

The term of the LLC commenced on the date the Certificate of Formation was filed in the Office of the Secretary of State of the State of Delaware and shall continue until the first to occur of the following:

(a)the election to dissolve the LLC made in writing by the Manager;

(b)the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(c)dissolution required by operation of law.

Section 7    Indemnification.

(a)The LLC shall indemnify each Indemnitee (as defined in Section 7(e)), from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (whether the same be civil, criminal, administrative or investigative) that relate to the operations of the LLC as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted by the Act.

(b)The indemnification provided by this Section 7 shall be in addition to any other rights to which an Indemnitee or any other Person (as defined in Section 7(f)) may be entitled under any agreement, executed by the Manager, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified. The Member expressly intends that the provisions of this Section 7 shall be interpreted to reflect an ordering of liability for potentially overlapping or duplicative indemnification payments, with any applicable third-party indemnifier having primary liability and the LLC having only secondary liability.

(c)In no event may an Indemnitee subject the Member to personal liability by reason of the indemnification provisions set forth in this Agreement.
(d)The provisions of this Section 7 are for the benefit of the Indemnitees, their heirs, successors and assigns and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the LLC’s liability to any Indemnitee under this Section 7 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(e)As used in this Section 7, the term “Indemnitee” or “Indemnitees” shall mean (i) any Person made a party to a proceeding by reason of his, her or its status as (A) the Manager or the Member, or (B) a member, partner or shareholder of the Manager or the Member, or (C) a director, officer or employee of the LLC, the Manager, the Member or any direct or indirect member, partner or shareholder of the Manager or the Member and (ii) such other Persons as the Manager may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

(f)As used in this Section 7, the term “Person” or “Persons” shall mean any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other legal entity or organization whether domestic or foreign.

Section 8    Liability of the Member.

The Member shall not have any liability for the debts, obligations or liabilities of the LLC, except to the extent required under the Act. The Member shall not have any liability to restore any negative balance in its capital account.

Section 9    Interests Not Governed by Article 8.

Limited liability company interests in the LLC shall not be securities governed by Article 8 of the Delaware Uniform Commercial Code.

Section 10    Amendment.

This Agreement may be amended only pursuant to an instrument signed by the Member. Section 11    Governing Law.
This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of laws provisions.
Section 12    Entire Agreement.
This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such matter.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has executed this Limited Liability Company Agreement as of the date first set forth above.

MEMBER:

FBRED BDC Real Estate Debt OPCO, LLC, a Delaware limited liability company

By:

FBRED BDC Finance, LLC Operating Agreement

EXHIBIT B

OMNIBUS WRITTEN CONSENT

August 30, 2024

The undersigned, constituting (a) the requisite Manager of the Board of Managers (the “Borrower Manager”) of FBRED BDC Landings Finance, LLC, a Delaware limited liability company (the “Borrower”), (b) the sole member (the “BDC Finance Member”) of FBRED BDC Finance, LLC, a Delaware limited liability company (“Pledgor”, and together with Borrower, each a “Loan Party” and collectively, the “Loan Parties”), as applicable, hereby take the following actions and adopt the following resolutions by written consent as of the date first written above, pursuant to the limited liability company agreement of each Loan Party in accordance with the applicable laws of the jurisdiction in which such Loan Party is organized.
Approval of the Loan and Credit Documents
WHEREAS, reference is made to that certain Credit and Security Agreement, dated as of the date hereof (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement), by and among Borrower and Webster Bank, National Association, as lender (the “Lender”);
WHEREAS, the Manager and the BDC Finance Member have determined that it is desirable and in the best interests of the applicable Loan Party for the Borrower to borrow money pursuant to the Credit Agreement (the “Loan”); and
WHEREAS, in connection with the Loan, the Manager and the BDC Finance Member have determined that it is desirable and in the best interests of the applicable Loan Party that such Loan Party execute and deliver the Credit Agreement and each of the Credit Documents which such Loan Party is a party thereto and perform the transactions contemplated thereby, including incurring and borrowing the Loan (solely in the case of the Borrower), becoming liable for and guaranteeing the Obligations, and to taking certain related actions in connection therewith.
NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of each of the Credit Agreement and the other Credit Documents be, and the same hereby are, authorized, adopted and approved with such additions, deletions, modifications, amendments and other changes thereto Micah Goodman, Jerome Baglien, Jacob Breinholt or any of the chairman of the board of directors, chief executive officer, chief financial officer, president, vice president, secretary or assistant secretary, treasurer or assistant treasurer or any other individual designated in writing to Lender by any existing authorized officer of any Loan Party as an authorized signatory (collectively, the “Responsible Officers”) shall have determined to be desirable or appropriate, such determination to be conclusively evidenced by any such Responsible Officer’s execution and delivery thereof;
FURTHER RESOLVED, that each Loan Party will obtain benefits from entry into the Credit Agreement and the incurrence of the Loans by the Borrower and the Obligations by each Loan Party under the Credit Documents, which are necessary and convenient to the conduct, promotion and attainment of the business of such Loan Party;
RESOLVED FURTHER, that each Loan Party’s (i) incurrence of the Obligations, (ii) entry into such security agreements, pledge agreements, guaranty agreements, promissory notes, mortgages, deeds of trust and other documents, instruments or agreements as are necessary, appropriate or advisable to effectuate the intent of these resolutions, and such other matters as are reasonably contemplated or implied hereby, (iii) filing with the appropriate governmental authorities all forms, agreements, documents, financing statements, intellectual property security agreements or instruments necessary, appropriate or desirable to record, perfect, file or otherwise document such security interests, all in such form, covering such Collateral and Pledged Collateral (as defined in the Pledge Agreement, dated as of the date hereof, by and between Pledgor and Lender) and with such additions, deletions, modifications, amendments and other changes thereto as such Responsible Officer executing the same shall have determined to be desirable or appropriate, such determination to be conclusively evidenced by such Responsible Officer’s execution and delivery thereof and (iv) performance and satisfaction of the other transactions and obligations of such Loan Party contemplated in the Credit Documents are hereby authorized and approved;
RESOLVED FURTHER, that each of the Responsible Officers, acting singly and separately, be, and each of them hereby is, authorized, empowered and directed to negotiate, make, execute, acknowledge, verify, issue and deliver (including by facsimile, electronic or comparable method), and cause the applicable Loan Party to perform its obligations under, each of the Credit Agreement and the other Credit Documents in the name and on behalf of such Loan Party, in substantially the form presented to the Manager or the BDC Finance Member, as applicable, have with such additions, deletions, modifications, amendments and other changes thereto as such Responsible Officer executing the same shall have determined to be desirable or appropriate, such determination to be conclusively evidenced by such Responsible Officer’s execution and delivery thereof, and to undertake all actions necessary and appropriate to perform or satisfy or cause such Loan Party to perform or satisfy the Obligations; and
RESOLVED FURTHER, that each of the Responsible Officers, acting singly and separately, be, and hereby is, authorized, empowered and directed to execute and deliver, or otherwise approve any amendments, restatements, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of the Credit Agreement and other Credit Documents and any supplemental agreements, instruments, certificates, financing statements or documents relating to the transactions contemplated by the Credit Agreement and other Credit Documents, which shall in such Responsible Officer’s sole judgment be desirable or appropriate.
General Authorization
NOW, THEREFORE, BE IT RESOLVED, that each of the Responsible Officers, acting singly and separately, be, and each of them hereby is, authorized, empowered and directed to take all such further actions including, without limitation, the incurrence and paying of fees and expenses and the making of expenditures, the arrangement of supplemental agreements, instruments, certificates, financing statements or documents relating to the foregoing resolutions and the execution and delivery of all such supplemental agreements, instruments, certificates, financing statements and other documents in the name and on behalf of the applicable Loan Party, which shall in such Responsible Officer’s sole judgment be desirable or appropriate in order to carry out fully the intent of the foregoing resolutions, such determination to be conclusively evidenced by the taking of such actions by such Responsible Officer or any such Responsible Officer’s execution and delivery thereof.
Ratification of Prior Actions
NOW, THEREFORE, BE IT RESOLVED, that all acts and things previously done by the Responsible Officers on or prior to the date hereof, in the name and on behalf of any Loan Party in connection with the foregoing resolutions are in all respects authorized, ratified, approved, confirmed and adopted as the acts and deeds by and on behalf of such Loan Party.
RESOLVED, that the omission from these resolutions of any instrument, certificate, document or agreement or other arrangement contemplated by any of the instruments, certificates, documents or agreements described in the foregoing resolutions or any action to be taken in accordance with any requirement of any of the instruments, certificates, documents or agreements described in the foregoing resolutions shall in no manner derogate from the authority of the Responsible Officers to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by, and the intent and purposes of, the foregoing resolutions.
The actions taken by this written consent shall have the same force and effect as if taken at a meeting of the Manager and the BDC Finance Member, duly called and constituted, pursuant to the limited liability company agreement of each such Loan Party and the laws of the State of Delaware. This written consent may be transmitted by facsimile machine or pdf and may be executed by electronic signature, and shall be treated in all manner and respects as an original document and an original signature.

*    *    *

Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned, as the requisite Manager of the Board of Managers of Borrower, has executed this written consent effective as of the date first written above.

BORROWER MANAGER:

FBRED BDC FINANCE, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

[Omnibus Written Consent]

Docusign Envelope ID: 87BE3211-980B-44C4-8485-E0F9010CFF27

IN WITNESS WHEREOF, the undersigned, as the sole member of Pledgor, has executed this written consent effective as of the date first written above.

BDC FINANCE MEMBER:

FBRED BDC REAL ESTATE DEBT OPCO, LLC,
a Delaware limited liability company

By:     Name: Jacob Breinholt
Title:    Authorized Signatory

[Omnibus Written Consent]

EXHIBIT C

CERTIFICATE OF INCUMBENCY OF FRANKLIN BSP REAL ESTATE DEBT BDC
June 24, 2024

The undersigned, Micah Goodman, Secretary of Franklin BSP Real Estate Debt BDC, a statutory trust incorporated under the laws of Delaware, and of each current and future direct and indirect wholly- owned subsidiary of Franklin BSP Real Estate Debt BDC (collectively, the “Company”), hereby certifies as follows:

1.On and as of June 24, 2024, he is the duly elected, qualified and acting Secretary of the Company; that, as such, he has access to its company records and is familiar with the matters herein certified; and he is authorized to execute and deliver this Certificate of Incumbency in the name and on behalf of the Company.
2.On and as of June 24, 2024, the Company duly appointed the persons listed hereunder as authorized signatories (“Authorized Signatories”) of the Company, and of each current and future direct and indirect wholly-owned subsidiary of the Company, the signatures set opposite their respective names below being their genuine signatures. All capitalized terms not defined herein, shall have the meanings set forth in the organizational documents of the Company, which are publicly available on EDGAR.

Authorized Signatories

IN WITNESS WHEREOF, I have signed this Certificate of Incumbency as of the date first set forth above.

By:     Name: Micah Goodman
Title:    Secretary